I.C.1
                                               -----
___________________________________________________
___________________________________________________

AMENDMENT NO. 7
dated as of October 12, 1994

to

PARTICIPATION AGREEMENT
dated as of March 16, 1987, as
amended by Amendment No. 1 thereto
dated as of September 1, 1987,
Amendment No. 3 thereto
dated as of May 16, 1988,
Amendment No. 4 thereto dated as of
November 1, 1991
Amendment No. 5 thereto dated
as of November 24, 1992, and
Amendment No. 6 thereto dated
as of January 12, 1993

among

PERRY ONE ALPHA LIMITED PARTNERSHIP,
as Owner Participant

PNPP FUNDING CORPORATION,

PNPP II FUNDING CORPORATION,

THE FIRST NATIONAL BANK OF BOSTON,
in its individual capacity and
as Owner Trustee under a Trust Agreement dated as of March 16, 1987, with the Owner Participant,

THE BANK OF NEW YORK,
as Indenture Trustee

and OHIO EDISON COMPANY,
as Lessee

___________________________________________________
___________________________________________________







          THIS AMENDMENT NO. 7 dated as of October 12, 1994
("Amendment No. 7") to the Participation Agreement dated as
  ---------------
of March 16, 1987, as amended by Amendment No. 1 thereto
dated as of September 1, 1987, Amendment No. 3 thereto
dated as of May 16, 1988, Amendment No. 4 thereto dated as
of November 1, 1991 Amendment No. 5 thereto, dated as of
November 24, 1992 ("Amendment No. 5"), and Amendment No. 6
thereto, dated as of January 12, 1993 ("Amendment No. 6"),
and as in effect on the date hereof (the "Participation
                                          -------------
Agreement")1/, among the Owner Participant identified on
- ---------
the cover page hereof (the "Owner Participant"), PNPP
                            -----------------
FUNDING CORPORATION, a Delaware corporation ("Funding
                                              -------
Corporation"), PNPP II FUNDING CORPORATION, a Delaware
- -----------
corporation ("New Funding Corporation"), THE FIRST NATIONAL
              -----------------------
BANK OF BOSTON, a national banking association, in its
individual capacity ("FNB") and as Owner Trustee (the '
                      ---
"Owner Trustee") under a Trust Agreement, dated as of March
 -------------
16, 1987, with the Owner Participant, THE BANK OF NEW YORK
(formerly Irving Trust Company), a New York banking
corporation, in its individual capacity ("Bank of New
                                          -----------
York") and as Indenture Trustee (the "Indenture Trustee")
- ----                                  -----------------
under a Trust Indenture, Mortgage, Security Agreement and
Assignment of Facility Lease, dated as of March 16, 1987,
as supplemented and amended by the Supplemental Indenture
No. 1, dated as of September 1, 1987, Supplemental
Indenture No. 2 dated as of November 1, 1991 and
Supplemental Indenture No. 3 dated as of January 1, 1993
(the "Indenture"), with the Owner Trustee, and OHIO EDISON
      ---------
COMPANY, an Ohio corporation (the "Lessee"),
                                   ------

W I T N E S S E T H :
- -------------------

          WHEREAS, the Owner Participant, Funding
Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee have previously entered into the Participation Agreement; and

          WHEREAS, Funding Corporation desires to cease to be a party to the Participation Agreement; and

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the

- ------------------------
1. A document entitled Amendment No.2, a copy of which is dated as of March 15, 1988, to the Participation Agreement was not entered into or executed by the parties.

schedules of Casualty Values, Special Casualty Values and
Modified Special Casualty Values in order to preserve the Net Economic Return of the Owner Participant in the event, among other things, of any change ("Tax Rate Change") in the Code enacted into law after the Closing Date and prior to March 19, 2007, which results in the change in the marginal federal income tax rate (the "Tax Rate") applicable to corporations differing from the rate assumed in the Pricing Assumptions as in effect on the Closing
Date; and

          WHEREAS, Section 2(e) of the Participation
Agreement provides that, subject to the satisfaction of the conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement, the Lessee and the Lessor shall reoptimize the amortization schedules for the Outstanding
Fixed Rate Notes, in accordance with and in the manner contemplated by the Closing Letter, upon the occurrence of a Tax Rate Adjustment; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing
Assumptions from 34% to 35%; and

          WHEREAS, Section 10.2(ii) of the Indenture provides, among other things, that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments to the Facility Lease; and

          WHEREAS,  the Owner Trustee and the Lessee intend
to execute Amendment No. 5 to the Facility Lease, dated as
of October 12, 1994 ("Lease Amendment No. 5"), to amend
                      ---------------------
certain provisions thereof, Appendix A thereto and certain schedules thereof; and

          WHEREAS, in order to carry out the provisions of
Section 2(e) of the Participation Agreement and such
Section 3(d) of the Facility Lease, the Owner Participant,
Funding Corporation, New Funding Corporation, the Owner
Trustee, the Indenture Trustee and the Lessee wish to amend the Participation Agreement to establish and preserve the pricing file, which incorporates the Assumptions and the new 35% Tax Rate and other assumptions created by the Owner
Participant in connection with the Tax Rate Change, and reoptimize the amortization schedules for the Outstanding
Fixed Rate Notes by entering into this Amendment No. 7.

          NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.

          Except as otherwise amended or defined herein and in the recitals, capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix
A to the Participation Agreement.

          SECTION 2.  Amendments.

          (a)  Section 2(c) Releveraging.  Section 2(c) of
               -------------------------
the Participation Agreement is amended by inserting before the end of the first sentence thereof after the phrase "Net
Economic Return" and before the period the following phrase:

          "; provided that in order to determine the amount
             --------
          of the recourse loans to the Lessor the Owner
          Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate
          Assumptions."

          (b)  Section 2(d) Refunding of Notes.  Section
               -------------------------------
2(d) of the Participation Agreement is amended by inserting before the end of the penultimate sentence thereof after the phrase "Net Economic Return" the following phrase:

          "; provided that in order to determine the
             --------
          foregoing the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate Assumptions."

          (c)  Section 11(c) Conditions to Releveraging and
               --------------------------------------------
Refunding.  Section 11(c) of the Participation Agreement is
- ---------
amended as follows:

          (i)  by deleting the heading "Conditions to
     Releveraging or Refunding." and inserting in lieu

          thereof "Conditions to Releveraging, Refunding or Reoptimization."; and

          (ii) by deleting the phrase "Releveraging Date or Refunding Date" each time it appears in clauses (4) and (6) of such Section and inserting in lieu thereof the phrase "Releveraging Date, Refunding Date or
     Reoptimization Date" throughout such Section; and

          (iii)  by inserting in the first paragraph
     therein before the first parenthetical and after the phrase "of the following conditions precedent" the following new parenthetical:

          "(but in the case of a reoptimization, only the conditions precedent specified in clauses (3),
          (4), (6), (7) and (9) below)".

          (d)  Section 18 Notices, etc.  Section 18(iv) of
               ------------------------
the Participation Agreement is amended by inserting at the end thereof before the semicolon after the phrase
"Attention:  President" the following phrase:

     "and if to New Funding Corporation, at c/o J.H.
     Management Corp., P.O. Box 4024, Boston, Massachusetts
     02101-4024, Attention:  Nancy D. Smith, President".

          (e)  Appendix A.  Appendix A to the Participation
               ----------
Agreement is amended as follows:

          (i)by restating the definition of "Funding
     Corporation" to read as follows:

          "`Funding Corporation' shall mean, as of the Effective Date, as such term is defined in
          Section 6(a) of Amendment No. 6 to the
          Participation Agreement, New Funding
          Corporation."

          (ii)by inserting in the appropriate alphabetical order the following new definitions:

          "`Amendment No. 7 to the Participation Agreement' shall mean Amendment No. 7, dated as of October
          12, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New
          Funding Corporation, the Owner Trustee, the
          Indenture Trustee and the Lessee."

          "`Closing Letter' shall have the meaning set forth in Section 2(c) of the Participation
          Agreement, a copy of which is attached as Exhibit D to Amendment No. 7 to the Participation
          Agreement."

          "`Reoptimization Date' shall mean a date on which a reoptimization pursuant to Section 2(e) of the Participation Agreement is to be effected."

          "`Tax Rate Adjustment' shall have the meaning set forth in Section 2(c) of the Participation
          Agreement."

          "`Tax Rate Adjustment Date' shall have the meaning assigned to such term in Section 4 of Amendment No. 7 to the Participation Agreement."

          "`Tax Rate Assumptions' shall mean the tax rate change assumptions set forth on Schedule 1 to Amendment No. 7 to the Participation Agreement."

          "`Tax Rate Change' shall have the meaning set forth in Section 3(d) of the Facility Lease."

          "`Tax Rate Change Transaction Expenses' shall mean the amount assigned to such term in Schedule
          1 to Amendment No. 7 to the Participation
          Agreement."

          (f)  Parties In Interest.  The parties agree that
               -------------------
Funding Corporation shall cease to be a party to the Participation Agreement and shall have no further rights, obligations or interest, except as otherwise provided in
Section 13 of the Participation Agreement, thereunder.  The
Participation Agreement is hereby amended generally so that all references to Funding Corporation shall be deemed to refer to New Funding Corporation, to the extent that such references relate to the rights, obligations or interest of Funding Corporation subsequent to the "Effective Date", as such term is defined in Section 6(a) of Amendment No. 6 to the Participation Agreement.

          SECTION 3.  Implementation.

(a)  Forms.  The forms of Lease Amendment No. 4 and the
     -----
Eighth Amendment, dated as of October 12, 1994, to the
Reimbursement Agreement, as amended heretofore, among the
Lessee, The Fuji Bank, Limited, Chemical Bank and the
Participating Banks named therein (the Amendment to
"Reimbursement Agreement") are attached hereto as Exhibits
 -----------------------
A and B, respectively, and the reoptimized amortization schedules for the Outstanding Fixed Rate Notes are attached hereto as Exhibits C-1, C-2, C-3 and C-4, respectively.

          (b)  Request by the Owner Participant.  In
               --------------------------------
accordance with Section 2.01 of the Trust Agreement,
subject to the terms and conditions of Section 11(c) of the
Participation Agreement, the Owner Participant hereby
directs that the Owner Trustee (i) execute and deliver this
Amendment No. 7 and Lease Amendment No. 5 (collectively,
the "1994 Amendments"), (ii) execute and deliver all other
     ---------------
agreements, instruments and certificates contemplated by the Transaction Documents and the 1994 Amendments, (iii) instruct the Indenture Trustee to (x) consent to Lease
Amendment No. 5 and (y) attach the reoptimized amortization schedules (attached hereto as Exhibits C-1, C-2, C-3, and
C-4) for the Outstanding Fixed Rate Notes in place of the existing amortization schedules to such Fixed Rate Notes and (iv) subject to the terms of the Trust Agreement, to take such other action in connection with the foregoing as the Owner Participant may from time to time direct.

          (c)  Instruction and Consent.  In accordance with
               -----------------------
Section 10.2(ii) of the Indenture, the Lessee and the Owner
Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 5 and the Indenture Trustee hereby so consents.

          (d)  Consent of Lessee.  In accordance with
               -----------------
Section 8(b)(2) of the Participation Agreement, the Lessee hereby consents to the revised amortization schedules
(attached hereto as Exhibits C-1, C-2, C-3, and C-4) to the respective Outstanding Fixed Rate Notes in connection with the Tax Rate Change.

          (e)  Recordations and Filings.  The Lessee agrees
              ------------------------
that it will cause to be made the recordations and filings set forth in Schedule 2 hereto and that such recordations and filings are all of the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility
Lease, as amended by Amendment Nos. 1, 2, 3, 4 and 5 thereto, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the
Indenture, as amended.

          SECTION 4.  Conditions To Effectiveness.

          This Amendment No. 7 shall become effective as of
the date first above written if:  (a) it shall have been
duly executed and delivered by all of the parties hereto
and all of the conditions set forth below in this Section 4
shall have been satisfied (the date of such satisfaction
being referred to as the "Tax Rate Adjustment Date"); (b)
                          ------------------------
the Owner Participant shall have received a duly executed and delivered, legal, valid, and binding Lease Amendment
No. 5 and Amendment No. 3 to the Tax Indemnification
Agreement, as amended heretofore ("TIA Amendment No. 3");
(c) the Owner Participant shall have received the replacement Letter of Credit having Maximum Drawing Amounts
(as defined in the Letter of Credit) corresponding to the Modified Special Casualty Values, as adjusted on the date hereof, from The Fuji Bank, Limited, in substantially the form of Exhibit B to the Reimbursement Agreement, in replacement of the existing Letter of Credit; (d) the Owner
Participant shall have received opinions from Owner
Participant's Special Tax Counsel, Lessee's Senior
Attorney, Lessee's Special Counsel, Lessee's NRC Counsel, special counsel and special Japanese counsel to The Fuji
Bank, Limited, and such other opinions as the Owner
Participant shall reasonably request and all such opinions shall be in form and substance satisfactory to the Owner
Participant; (e) no Default, Event of Default, Event of
Loss, Deemed Loss Event, Reimbursement Default,
Reimbursement Event of Default, Indenture Default or
Indenture Event of Default shall have occurred and be continuing; and (f) subject to the satisfaction of any and all other conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement.

          SECTION 5.  Expenses.

          (a)  On the Tax Rate Adjustment Date, (i) the
costs and expenses of the Owner Participant (including, but
not limited to, Owner Participant's computer lease analysis
expenses, out-of-pocket expenses and legal fees and
disbursements of the Owner Participant's counsel, including
counsel for each Partner of the Owner Participants, and any
financial advisors employed by it) as well as the fees and
expenses (including, but not limited to, all computer lease
analysis and travel related costs) of the Owner Trustee,
the Indenture Trustee, the Collateral Trust Trustee,
Funding Corporation, New Funding Corporation and the
Issuing Bank with respect to the negotiation, execution and
delivery of this Amendment No. 7, Lease Amendment No. 5,
TIA Amendment No. 3, the replacement Letter of Credit, the
transactions contemplated herein and therein and all other
agreements, documents or instruments prepared in connection
therewith and all fees, taxes, expenses and disbursements
incurred by such parties, including, but not limited to,
legal fees and disbursements of their counsel, in
connection with the transactions contemplated hereby and
thereby and (ii) all stenographic, printing, reproduction,
and other out-of-pocket expenses (other than investment
banking or brokerage fees) incurred in connection with the
execution and delivery of this Amendment No. 7, Lease
Amendment No. 5, TIA Amendment No. 3, the replacement
Letter of Credit and all other agreements, documents or
instruments prepared in connection therewith (collectively,
the "Tax Rate Change Transaction Expenses") shall be paid
     ------------------------------------
by the Lessee, on behalf of the Owner Trustee, as Supplemental Rent in accordance with the provisions of this
Section 5, Section 20 of the Facility Lease and Sections
14(b)(2)(b) and (g) of the Participation Agreement.

          (b) Notwithstanding anything in this Section 5 or in Section 14 of the Participation Agreement to the contrary, (i) in the event the transactions contemplated by this Amendment No. 7 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Collateral Trust Trustee, the Owner Trustee, the Owner
Participant, Funding Corporation and New Funding
Corporation in respect of all Tax Rate Change Transaction
Expenses and (ii) in any event, the Lessee shall pay or cause to be paid directly (and not as Supplemental Rent) that portion of the Tax Rate Change Transaction Expenses which exceeds the Tax Rate Change Transaction Expenses payable by the Owner Trustee pursuant to clause (a) above and as indicated on Schedule 1 hereto and shall indemnify and hold the Lessor and the Owner Participant harmless for any such amounts.

          SECTION 6.  Miscellaneous.

          (a)  Execution.  This Amendment No. 7 may be
               ---------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 7 is dated as of the date first above written for convenience
(and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 7 shall not be effective until all such signatures shall have been duly affixed and all conditions precedent set forth in Section 4 hereof shall have been satisfied. This Amendment No. 7 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement.
On and from the Tax Rate Adjustment Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended and modified by Amendment No. 1 thereto, dated as of September 1, 1987, Amendment No. 3 thereto dated as of
May 16, 1988, Amendment No. 4 thereto dated as of November
1, 1991, Amendment No. 5 thereto dated as of November 24,
1992, Amendment No. 6 thereto dated as of January 12, 1993, and this Amendment No. 7.

          (b)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction
Document, nor constitute, except as expressly provided in this Amendment No. 7, a waiver of any provision of any Transaction Document.

          (c)  Governing Law.  This Amendment No. 7 has
               -------------
been negotiated and delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.

          (d)  Responsibility for Recitals.  The recitals
               ---------------------------
contained herein shall be taken as the statements of the Lessee, and the other parties hereto assume no responsibility for the correctness of the same.

          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment
No. 7 to the Participation Agreement to be duly executed by its respective officers thereunto duly authorized as of the dates set forth below.


PNPP FUNDING CORPORATION

By: \s\ M.A. Ferrucci
    --------------------
Name:  M.A. Ferrucci

Title: President

Date: October 12, 1994



PNPP II FUNDING CORPORATION

By: \s\ Lannhi Tran
    -----------------------
Name:  Lannhi Tran

Title: Vice President

Date: October 12, 1994



THE FIRST NATIONAL BANK OF BOSTON,
in its individual capacity and as
Owner Trustee under a Trust Agreement,
dated as of March 16, 1987, with the
Owner Participant

By: \s\ J.E. Mogavero
    ------------------------
Name:  J.E. Mogavero

Title: Authorized Officer

Date: October 12, 1994

THE BANK OF NEW YORK, in its individual
capacity and as Indenture Trustee under a Trust Indenture, Mortgage, Security
Agreement and Assignment of Facility Lease dated as of March 16, 1987, as amended with The First National Bank of Boston in its individual capacity and as Owner
Trustee under a Trust Agreement, dated as of March 16, 1987, with the Owner
Participant

By: \s\ Mary Jane Morrissey
    -----------------------
Name:  Mary Jane Morrissey

Title: Asst. Vice President

Date: October 12, 1994



OHIO EDISON COMPANY, as Lessee

By: \s\ R.J. Marsh
    --------------
Name:  R.J. Marsh

Title: Treasurer

Date: October 12, 1994



PERRY ONE ALPHA LIMITED PARTNERSHIP,
as Owner Participant

By:  PERRY ONE, INC., its Managing
     Partner

By:\s\ Arthur S. Penn
   ---------------------------
Name: Arthur S. Penn

Title: President

Date: October 12, 1994

                        SCHEDULE 1
                            TO
                      AMENDMENT NO. 7
                            TO
                  PARTICIPATION AGREEMENT
                  -----------------------

                TAX RATE CHANGE ASSUMPTIONS
                ---------------------------


     SEE WARREN & SELBERT ABC FILE OEPTXSOVRANFINR DATED
     6-Oct-1994 23:24:41 (A HARD COPY OF WHICH IS RETAINED
     IN THE FILES OF OWNER PARTICIPANT, LESSEE AND MCMANUS
     & MILES)

1.   Tax Rate Change
     Transaction Expenses     $45,000.00 paid on the Tax
                              Rate Adjustment Date by the
                              Lessee on behalf of the Owner
                              Trustee as Supplemental Rent
                              and amortized for Federal
                              income tax purposes on a
                              straight line basis over the
                              remaining Basic Lease Term.

2.   Owner Participant's
     Marginal Federal
     Tax Rate                 35 percent in 1993 and each
                              year after.

3.   Basic Rent payments      See Schedule 1 to Amendment
                              No. 5 to Facility Lease.

4.   Amortization of Notes    See Exhibits C-1, C-2, C-3
                              and C-4 to Amendment No. 7 to
                              Participation Agreement.

                        SCHEDULE 2
                            TO
                      AMENDMENT NO. 7
                            TO
                  PARTICIPATION AGREEMENT
                  -----------------------

                 RECORDATIONS AND FILINGS
                 ------------------------


UCC-1 Financing Statements and Other Filings

A.   Secretary of Commonwealth, Pennsylvania

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

B.   County Recorder, Summit County, Ohio:

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

C.   Secretary of State, Ohio

          (i)  A financing statement on Form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

                                                  EXHIBIT A
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                                  ---------


              [FORM OF LEASE AMENDMENT NO. 5]

                                                  EXHIBIT B
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                                  ---------


      [FORM OF AMENDMENT TO REIMBURSEMENT AGREEMENT]

                                          EXHIBITS C-1, C-2
                                               C-3 and C-4,
                                              respectively,
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                                  ---------


        [FORM OF REOPTIMIZED AMORTIZATION SCHEDULES
                 FOR THE FIXED RATE NOTES]

                                                  EXHIBIT D
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                                  ---------


                 [COPY OF CLOSING LETTER]

          CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY
LEASE AS AMENDED BY THIS AMENDMENT NO. 4 THERETO HAVE BEEN
ASSIGNED TO, AND ARE SUBJECT TO, A SECURITY INTEREST IN
FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER
A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND
ASSIGNMENT OF FACILITY LEASE, DATED AS OF MARCH 16, 1987,
AS AMENDED.  THIS AMENDMENT NO. 4 HAS BEEN EXECUTED IN
SEVERAL COUNTERPARTS.  SEE SECTION 3(d) OF THIS AMENDMENT
NO. 4 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF
VARIOUS COUNTERPARTS HEREOF.

     THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART

- -----------------------------------------------------------
- -----------------------------------------------------------

                      AMENDMENT NO. 4
               dated as of January 12, 1993
                            to
                      FACILITY LEASE
                dated as of March 16, 1987,
                        as amended
                          between
                          LESSOR
             THE FIRST NATIONAL BANK OF BOSTON
        not in its individual capacity, but solely
         as Owner Trustee under a Trust Agreement
              dated as of March 16, 1987 with
            PERRY ONE ALPHA LIMITED PARTNERSHIP
                   as Owner Participant
                            and
                          LESSEE
                    OHIO EDISON COMPANY

- -----------------------------------------------------------
- -----------------------------------------------------------

            Original Facility Lease Recorded on
                  at Volume 292, Page 40,
            Lake County, Ohio Recorder's Office
            and Roll G129 at Frame 0942 of the
        Records of Incorporation and Miscellaneous
             Filings, Ohio Secretary of State

- -----------------------------------------------------------
- -----------------------------------------------------------


      Sale and Leaseback of the Undivided Interest in
                 Perry Power Plant Unit 1



          AMENDMENT NO. 4, dated as of January 12, 1993 ("Amendment No. 4"), to the Facility Lease, dated as of March 16,
  ---------------
1987, as amended and as in effect on the date hereof (the "Facility Lease"), among THE FIRST NATIONAL BANK OF BOSTON, a
 --------------
national banking association, not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, dated as of March 16, 1987, with the Owner Participant identified on the cover page hereof (in such capacity, the "Lessor"), and OHIO
                                          ------
EDISON COMPANY, an Ohio corporation ("Lessee"),
                                      ------

                      W I T N E S S E T H:
                      -------------------

          WHEREAS, the Lessee and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

          WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values to preserve the Net Economic Return in the event, among other things, of the refunding of the Fixed Rate Notes by issuance of Additional Notes; and

          WHEREAS, Section 10.1(viii) of the Indenture provides, among other things, that the Lessor and Indenture Trustee may, without the consent of the Holders of Notes Outstanding, execute a supplement to the Indenture in order to evidence the issuance of and to provide the terms of the Additional Notes; and

          WHEREAS, the Lessor and the Indenture Trustee intend to execute a Supplemental Indenture No. 3 dated as of January 1,
1993 to the Indenture, providing for the issuance of new promissory notes;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


          SECTION 1.  Definitions.

          For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in Appendix A to the Facility Lease. Effective Date shall have the meaning ascribed to such term in Amendment No. 6 to the Participation Agreement.

          SECTION 2.  Amendments.

          As of the Effective Date, the Facility Lease shall be amended as follows:

               (a) Schedule 1 entitled "Basic Rent Percentages" is hereby deleted in its entirety and replaced with Schedule
     1 hereto.

               (b) Schedule 2 entitled "Casualty Values" is hereby deleted in its entirety and replaced with Schedule 2 hereto.

               (c) Schedule 3 entitled "Special Casualty Values" is hereby deleted in its entirety and replaced with Schedule
     3 hereto.

               (d)  Schedule 4 entitled "Modified Special
     Casualty Values" is hereby deleted in its entirety and replaced with Schedule 4 hereto.

               (e) Appendix A to the Facility Lease is amended as set forth in Amendment No. 6 to the Participation
     Agreement in respect of Appendix A thereto.


          SECTION 3.  Miscellaneous.

               (a)  Execution.  This Amendment No. 4 may be
                    ---------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 4 is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto, and this Amendment No. 4 shall become effective as of the Effective Date when all conditions precedent to the Effective Date shall have been satisfied. This Amendment No. 4 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and from the Effective Date any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended through and including the date hereof.

          (b)  Non-Waiver or Amendment.  The agreements contained
               -----------------------
in this Amendment shall not, except as expressly provided in this Amendment No. 4, operate as a waiver of any right, power or remedy of any party under any Transaction Document, nor constitute, except as expressly provided in this Amendment No. 4, a waiver of any provision of any Transaction Document.
                               -2-
          (c)  Governing Law.  This Amendment No. 4 shall be
               -------------
governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the State of Ohio govern the creation of, and perfection of, interest in property (whether real or personal) and except to the extent that the Federal laws of the United States are mandatorily applicable.

          (d)  Original Counterpart.  The single executed
               --------------------
original of this Amendment No. 4 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 4. No security interest in this Amendment No. 4 may be created or continued through the transfer or possession of any counterpart other than the "Original".


          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 4 to Facility
Lease to be duly executed by an officer thereunto duly authorized.

                              THE FIRST NATIONAL BANK OF BOSTON,
                              not in its individual capacity, but
                              solely as Owner Trustee under a
                              Trust Agreement dated as of
                              March 16, 1987 with the Owner
                              Participant

ATTEST:

[Corporate Seal]              By: /s/ J.E. Mogavero
                                  -------------------------------
By: /s/ Eric J. Donaghey      Name: J.E. Mogavero
    ---------------------           -----------------------------
Name: Eric J. Donaghey        Title: Authorized Officer
      -------------------            ----------------------------
Title: Assistant Cashier      Date: January 12, 1993
       ------------------           -----------------------------

By: /s/ G. Patrick McEnroe
    --------------------------
Name: G. Patrick McEnroe
      ------------------------
Title: Assistant Cashier
       -----------------------
                              OHIO EDISON COMPANY


ATTEST:

[Corporate Seal]              By: /s/ T.F. Struck, II
                                  -------------------------------
By: /s/ G.F. LaFlame          Name: T.F. Struck, II
    ---------------------           -----------------------------
Name: G.F. LaFlame            Title: Assistant Treasurer
      -------------------            ----------------------------
Title: Secretary              Date: January 12, 1993
       ------------------           -----------------------------

By: /s/ Nancy C. Brink
    ----------------------
Name: Nancy C. Brink
      --------------------
Title: Assistant Secretary
       -------------------





                               -4-

                     CERTIFICATE OF SERVICE
                     ----------------------

          The Lessee, Ohio Edison Company, hereby certifies that its precise address is 76 S. Main Street, Akron, Ohio 44308.



                              By: /s/ T.F. Struck, II
                                  -------------------------------
                              Name: T.F. Struck, II
                                    -----------------------------
                              Title: Assistant Treasurer
                                     ----------------------------
                              Date: January 12, 1993
                                    -----------------------------









































STATE OF OHIO       )
                    ) ss.:
COUNTY OF SUMMIT    )


          BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named OHIO EDISON COMPANY, by T.F. Struck, II its Assistant Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio this 12 day of January, 1993.




                                /s/ Tracy A. Bendel
                              -----------------------
                                   Notary Public


                              My Commission Expires June 26, 1997

COMMONWEALTH OF MASSACHUSETTS  )
                               ) ss.:
COUNTY OF SUFFOLK              )


          BEFORE ME, a Notary Public in and for said
Commonwealth, personally appeared the above-named THE FIRST NATIONAL BANK OF BOSTON, by J.E. Mogavero, its Authorized Officer, who acknowledged that he/she did sign the foregoing instrument on behalf of said national banking association by authority of its Board of Directors and that the same is the free act and deed of said national banking association and his/her free act and deed individually and as such officer.

          IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Canton, Massachusetts this 12th day of January, 1993.




                                     /s/ Chi Chung Ma
                                   ----------------------
                                        Notary Public


                                   My Commission Expires 9/27/96

                                                     SCHEDULE 1
                                                         TO
                                                  AMENDMENT NO. 4


                     BASIC RENT PERCENTAGES
                      Perry One Alpha L.P.


                            $                       %
                       ------------            -----------
  1/12/93                 31,290.00            0.0619542
  5/30/93              1,983,937.91            3.9281971
 11/30/93              1,751,969.75            3.4689001
  5/30/94              1,753,267.90            3.4714704
 11/30/94              1,754,353.30            3.4736195
  5/30/95              1,755,767.39            3.4764194
 11/30/95              1,858,885.85            3.6805940
  5/30/96              1,680,182.35            3.3267611
 11/30/96              2,115,203.55            4.1881030
  5/30/97              2,289,881.60            4.5339656
 11/30/97              1,695,273.60            3.3566417
  5/30/98              2,644,748.90            5.2366028
 11/30/98              1,539,645.90            3.0484989
  5/30/99              2,759,015.39            5.4628505
 11/30/99              1,597,880.65            5.5638037
  5/30/00              2,799,720.00            5.5434456
 11/30/00              1,732,570.60            3.4304898
  5/30/01              2,799,720.00            5.5434456
 11/30/01              1,959,185.13            3.8791866
  5/30/02              2,799,720.00            5.5434456
 11/30/02              2,197,130.39            4.3503182
  5/30/03              2,624,720.00            5.1969456
 11/30/03              2,621,972.91            5.1915064
  5/30/04              2,624,720.00            5.1969456
 11/30/04              2,568,054.58            5.0847481
  5/30/05              2,799,720.00            5.5434456
 11/30/05              2,342,809.25            4.6387623
  5/30/06              2,799,720.00            5.5434456
 11/30/06              1,155,202.65            2.2873012
  5/30/07              2,799,720.00            5.5434456
 11/30/07              1,345,610.34            2.6643085
  5/30/08              2,799,720.00            5.5434456
 11/30/08              1,552,876.85            3.0746962
  5/30/09              2,799,720.00            5.5434456
 11/30/09              1,770,506.70            3.5056033
  5/30/10              2,799,720.00            5.5434456
 11/30/10              1,999,018.03            3.9580557
  5/30/11              2,799,720.00            5.5434456
 11/30/11              2,238,954.93            4.4331308
  5/30/12              2,799,720.00            5.5434456
 11/30/12              2,490,888.68            4.9319596
  5/30/13              2,799,720.00            5.5434456
 11/30/13              2,755,419.11            5.4557298

                            $                       %
                       ------------            -----------
  5/30/14              2,899,720.00            5.7414456
 11/30/14              2,899,720.00            5.7414456
  5/30/15              2,899,720.00            5.7414456
 11/30/15              2,899,720.00            5.7414456
  5/30/16              2,899,720.00            5.7414456

                                                     SCHEDULE 2
                                                         TO
                                                  AMENDMENT NO. 4

                         CASUALTY VALUES
                      Perry One Alpha L.P.


                    % of Facility Cost               $
                    ------------------               -
 5/30/93                108.386120             54,740,464.37
11/30/93                108.913370             55,006,753.06
 5/30/94                109.368110             55,236,417.14
11/30/94                109.718800             55,413,533.58
 5/30/95                109.984000             55,547,476.29
11/30/95                109.934590             55,522,518.63
 5/30/96                110.139930             55,626,227.75
11/30/96                109.377330             55,241,075.25
 5/30/97                108.192650             54,642,750.95
11/30/97                108.135030             54,613,651.24
 5/30/98                106.196360             53,634,527.65
11/30/98                106.364780             53,719,585.78
 5/30/99                104.134260             52,593,060.73
11/30/99                104.129310             52,590,561.11
 5/30/00                101.768470             51,398,219.09
11/30/00                101.442900             51,233,786.74
 5/30/01                 99.012210             50,006,167.91
11/30/01                 98.173260             49,582,453.17
 5/30/02                 95.660150             48,313,209.17
11/30/02                 94.269270             47,610,743.23
 5/30/03                 92.002820             46,466,070.98
11/30/03                 89.699650             45,302,852.47
 5/30/04                 87.327700             44,104,900.44
11/30/04                 85.012170             42,935,440.86
 5/30/05                 82.179950             41,505,027.35
11/30/05                 80.177980             40,493,929.79
 5/30/06                 77.260350             39,020,380.49
11/30/06                 77.544430             39,163,851.87
 5/30/07                 74.638520             37,696,220.56
11/30/07                 74.409130             37,580,370.15
 5/30/08                 71.324780             36,022,617.29
11/30/08                 70.604620             35,658,899.86
 5/30/09                 67.418980             34,049,991.50
11/30/09                 66.175190             33,421,812.76
 5/30/10                 62.878230             31,756,684.12
11/30/10                 61.072750             30,844,823.69
 5/30/11                 57.646790             29,114,542.38
11/30/11                 55.239140             27,898,556.23
 5/30/12                 51.685810             26,103,943.81
11/30/12                 48.656690             24,574,085.62
 5/30/13                 44.938870             22,696,400.94
11/30/13                 41.223730             20,820,064.37
 5/30/14                 37.122420             18,748,698.40

                    % of Facility Cost               $
                    ------------------               -
11/30/14                 32.943000             16,637,881.31
 5/30/15                 28.706950             14,498,461.03
11/30/15                 24.455800             12,351,416.31
 5/30/16                 20.000000             10,101,010.10

                                                     SCHEDULE 3
                                                         TO
                                                  AMENDMENT NO. 4

                     SPECIAL CASUALTY VALUES
                      Perry One Alpha L.P.



                    % of Facility Cost                $
                    ------------------                -
 5/30/93                107.402380             54,243,626.86
11/30/93                107.878770             54,484,226.59
 5/30/94                108.280010             54,686,873.46
11/30/94                108.574440             54,835,575.76
 5/30/95                108.780480             54,939,635.18
11/30/95                108.668830             54,883,249.13
 5/30/96                108.808730             54,953,904.84
11/30/96                107.977300             54,533,989.91
 5/30/97                106.720230             53,899,105.79
11/30/97                106.586480             53,831,555.94
 5/30/98                104.567750             52,811,994.14
11/30/98                104.651960             52,854,523.21
 5/30/99                102.332870             51,683,270.13
11/30/99                102.234790             51,633,729.82
 5/30/00                 99.775990             50,391,914.88
11/30/00                 99.347390             50,175,451.61
 5/30/01                 96.808360             48,893,111.60
11/30/01                 95.855460             48,411,846.33
 5/30/02                 93.222510             47,082,076.15
11/30/02                 91.705590             46,315,954.53
 5/30/03                 89.306380             45,104,335.28
11/30/03                 86.864000             43,870,708.27
 5/30/04                 84.345440             42,598,707.28
11/30/04                 81.875710             41,351,370.05
 5/30/05                 78.881320             39,839,052.22
11/30/05                 76.708790             38,741,815.48
 5/30/06                 73.611790             37,177,673.18
11/30/06                 73.707220             37,225,867.45
 5/30/07                 70.602900             35,658,032.72
11/30/07                 70.164860             35,436,797.90
 5/30/08                 66.861060             33,768,211.71
11/30/08                 65.910100             33,287,930.33
 5/30/09                 62.481730             31,556,431.08
11/30/09                 60.982660             30,799,322.90
 5/30/10                 57.417230             28,998,598.53
11/30/10                 55.329380             27,944,131.39
 5/30/11                 51.606460             26,063,869.89
11/30/11                 48.886490             24,690,148.85
 5/30/12                 45.004700             22,729,645.85
11/30/12                 41.630130             21,025,319.71
 5/30/13                 37.549010             18,964,146.23
11/30/13                 33.451770             16,894,833.58

                    % of Facility Cost                $
                    ------------------                -
 5/30/14                 28.948620             14,620,513.70
11/30/14                 24.346570             12,296,248.98
 5/30/15                 19.666040              9,932,344.77
11/30/15                 14.947430              7,549,209.19
 5/30/16                 10.000000              5,050,505.05

                                                     SCHEDULE 4
                                                         TO
                                                  AMENDMENT NO. 4

                MODIFIED SPECIAL CASUALTY VALUES
                      Perry One Alpha L.P.


                    % of Facility Cost               $
                    ------------------               -
 5/30/93                 32.096260             16,210,229.95
11/30/93                 32.524870             16,426,700.11
 5/30/94                 33.054770             16,694,329.77
11/30/94                 33.485000             16,911,617.94
 5/30/95                 33.834900             17,088,335.52
11/30/95                 34.075760             17,209,979.62
 5/30/96                 34.229910             17,287,834.74
11/30/96                 34.273610             17,309,904.58
 5/30/97                 34.274710             17,310,460.63
11/30/97                 34.274710             17,310,460.63
 5/30/98                 34.274710             17,310,460.63
11/30/98                 34.274710             17,310,460.63
 5/30/99                 34.281420             17,313,849.02
11/30/99                 33.799100             17,070,250.64
 5/30/00                 33.621990             16,980,802.12
11/30/00                 32.880020             16,606,068.18
 5/30/01                 32.424100             16,375,806.89
11/30/01                 31.767560             16,044,220.58
 5/30/02                 31.217920             15,766,627.03
11/30/02                 30.444140             15,375,828.36
 5/30/03                 29.799710             15,050,359.32
11/30/03                 29.297320             14,796,625.83
 5/30/04                 28.536820             14,412,537.78
11/30/04                 27.571980             13,925,243.77
 5/30/05                 26.870390             13,570,906.49
11/30/05                 25.854250             13,057,701.17
 5/30/06                 25.976320             13,119,355.41
11/30/06                 26.169430             13,216,883.02
 5/30/07                 26.422340             13,344,618.39
11/30/07                 23.026750             11,629,670.93
 5/30/08                 22.502550             11,364,921.79
11/30/08                 21.479050             10,848,002.56
 5/30/09                 20.800300             10,505,199.57
11/30/09                 19.835910             10,018,133.84
 5/30/10                 19.049940              9,961,179.79
11/30/10                 17.944900              9,063,082.08
 5/30/11                 17.042210              8,607,179.06
11/30/11                 15.781210              7,970,310.00
 5/30/12                 15.339290              7,747,155.88
11/30/12                 14.003230              7,072,340.29
 5/30/13                 12.851060              6,490,435.17
11/30/13                 11.335330              5,724,916.40

                    % of Facility Cost               $
                    ------------------               -
 5/30/14                 10.036380              5,068,878.55
11/30/14                  8.721210              4,404,652.30
 5/30/15                  8.808710              4,448,841.36
11/30/15                  9.073680              4,582,666.67
 5/30/16                  5.478880              2,767,112.95

                                                    I.A.1
CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS
AMENDED BY THIS AMENDMENT NO. 5 THERETO HAVE BEEN ASSIGNED
TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE
BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST
INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF
FACILITY LEASE DATED AS OF MARCH 16, 1987, AS SUPPLEMENTED
BY THE SUPPLEMENTAL INDENTURE NO. 1 THERETO, DATED AS OF
SEPTEMBER 1, 1987, BY THE SUPPLEMENTAL INDENTURE NO. 2
THERETO, DATED AS OF NOVEMBER 1, 1991 AND BY SUPPLEMENTAL
NO. 3 THERETO DATED AS OF JANUARY 1, 1993.  THIS AMENDMENT
NO. 5 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS.  SEE
SECTION 3(b) OF THIS AMENDMENT NO. 5 FOR INFORMATION
CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS
HEREOF.

     THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART
___________________________________________________________

AMENDMENT NO. 5
dated as of October 12, 1994
to
FACILITY LEASE
dated as of March 16, 1987,
amended as of September 1, 1987,
further amended as of November 1, 1991,
further amended as of November 24, 1992,
and
further amended as of January 12, 1993
between
THE FIRST NATIONAL BANK OF BOSTON
not in its individual capacity, but solely
as Owner Trustee under a Trust Agreement,
dated as of March 16, 1987, with
PERRY ONE ALPHA LIMITED PARTNERSHIP,
as Lessor
and
OHIO EDISON COMPANY,
as Lessee
___________________________________________________________

     Original Facility Lease Recorded on March 19, 1987, at
Mortgage Book Volume 292, Page 40, Lake County, Ohio
Recorder's Office.

     Amendment No. 1 to Facility Lease Recorded at Mortgage
Book Volume ___, Page ___, Lake County, Ohio Recorder's
Office.

     Amendment No. 2 to Facility Lease Recorded at Mortgage
Book Volume ___, Page ___, Lake County, Ohio Recorder's
Office.

     Amendment No. 3 to Facility Lease Recorded on January
__, 1993, at Mortgage Book Volume __, Page __, Lake County,
Ohio Recorder's Office.

     Amendment No. 4 to Facility Lease Recorded at Mortgage
Book Volume ___, Page ___, Lake County, Ohio Recorder's
Office.

          AMENDMENT NO. 5, dated as of October 12, 1994 ("Amendment No. 5"), to the Facility Lease, dated March 16, 1987, as amended by Amendment No. 1 thereto, dated as of September 1, 1987 ("Amendment No. 1"), Amendment No. 2 thereto, dated as of November 1, 1991 ("Amendment No. 2") Amendment No. 3 thereto, dated as of November 24, 1992 ("Amendment No. 3"), and Amendment No. 4 thereto, dated as of January 12, 1993 ("Amendment No. 4"), all as in effect on the date hereof (the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee (the "Lessor") under a Trust Agreement, dated as of March 16, 1987, with PERRY ONE ALPHA LIMITED PARTNERSHIP, as Owner Participant and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee").

                      W I T N E S S E T H :
                      -------------------

          WHEREAS, the Lessor and the Lessee have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values so as to preserve Owner Participant's Net Economic Return in the event, among other things, of any change in the Code enacted into law after the Closing Date and prior to March 19, 2007, which results in the change ("Tax Rate Change") in the marginal federal income tax rate applicable to corporations differing from the rate (the "Tax Rate") assumed in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing Assumptions from 34% to 35%; and

          WHEREAS, as a result of the Tax Rate Change, in order to carry out the provisions of Section 3(d) of the Facility Lease, the Owner Trustee and the Lessee desire to execute this Amendment No. 5 to amend certain Sections of the Facility Lease, amend Appendix A thereto, and amend the schedules of Basic Rent percentages, Casualty Values, Special Casualty Values and Modified Special Casualty Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          WHEREAS, the Indenture Trustee, in connection with the adjustment to the schedules of principal amortization attached to the Outstanding Fixed Rate Notes, has agreed to waive the 60 day notice requirement under Section 2(b) of each of Supplemental Indenture No. 2, dated as of November 1, 1991, and Supplemental Indenture No. 3, dated as of January 1, 1993, to the Indenture and accept a 45 day notice period in lieu thereof; and

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions
                      -----------
          For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.  Supplements and Amendments
                      --------------------------
          (a)  Section 3(d) Adjustments to Rent for Change in Tax
               --------------------------------------------------
Rate.  Section 3(d) of the Facility Lease is amended by inserting
- ----
in the fourth line therein immediately after the phrase "if there is any change" the phrase "(`Tax Rate Change')".

          (b)  Section 3(e) Other Adjustments to Rent.  Section
               --------------------------------------
3(e) of the Facility Lease is amended by inserting after the parenthetical contained in the second sentence thereof before the period the following phrase:

     "provided, however, that nothing in this sentence shall be
      --------
     construed so as to impair the preservation of Net Economic Return (or Adjusted Net Economic return, whichever is applicable) in connection with the adjustments to Basic Rent and the Schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values pursuant to
     Section 3(d) or this Section 3(e); provided further that in
                                        ----------------
     order to determine the foregoing adjustments the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate Assumptions".



          (c)  Definitions.  Appendix A to the Facility Lease is
               -----------
amended as set forth in Amendment No. 7, dated as of October 12, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee, in respect of Appendix A thereto.

          (d)  Schedules.  Schedules 1 through 4 of the Facility
               ---------
Lease are hereby amended as follows:

          (i) Schedule 1 entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with Schedule
     1 hereto.

         (ii) Schedule 2 entitled "Schedule of Casualty Values" is deleted in its entirety and is hereby replaced with
     Schedule 2 hereto.

        (iii)  Schedule 3 entitled "Schedule of Special Casualty
     Values" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

         (iv)  Schedule 4 entitled "Schedule of Modified Special
     Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

     SECTION 3.  Miscellaneous
                 -------------
          (a)  Execution.  This Amendment No. 5 may be executed
               ---------
in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (b)  Original Counterpart.  The single executed
               --------------------
original of this Amendment No. 5 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 5. No security interest in this Amendment No. 5 may be created or continued through the transfer or possession of any counterpart other than the "Original."

          (c)  Effectiveness.  Although this Amendment No. 5 is
               -------------
dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto, and this Amendment No. 5 shall become effective as of the Tax Rate Adjustment Date (as defined in Amendment No. 7 to the Participation Agreement) when all conditions precedent to the Tax Rate Adjustment Date shall have been satisfied and this Amendment No. 5 shall have been duly executed and delivered by all of the parties hereto, is executed and shall be construed as an amendment and supplement to the Facility Lease, and as provided in the Facility Lease, this Amendment No. 5 forms a part thereof. On and from the Tax Rate Adjustment Date any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended and modified by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and this Amendment No. 5, and the Facility Lease, as so amended, remains in full force and effect in accordance with its terms.

          (d)  Non-Waiver or Amendment.  The agreements contained
               -----------------------
in this Amendment No. 5 shall not, except as expressly provided in this Amendment No. 5, operate as a waiver of any right, power or remedy of any party under any Transaction Document nor constitute, except as expressly provided in this Amendment No. 5, a waiver of any provision of any Transaction Document.

          (e)  Governing Law.  This Amendment No. 5 shall be
               -------------
governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the State of Ohio govern the creation of, and perfection of, the leasehold estate hereunder and the exercise of rights and remedies with respect to such leasehold estate and except to the extent that the Federal laws of the United States are mandatorily applicable.

          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Amendment No. 5 to be duly executed as of the date set forth above by their respective officers thereunto duly organized.

                              THE FIRST NATIONAL BANK
                                OF BOSTON, not in its
                                individual capacity, but
                                solely as Owner Trustee
                                under a Trust Agreement,
                                dated as of March 16,
                                1987, with PERRY ONE
                                ALPHA LIMITED PARTNERSHIP,
                                as Lessor



Attest: \s\ Donna Germano     By  \s\ James E. Mogavero
       --------------------     --------------------------
Name:  Donna Germano             Name:  James E. Mogavero
Title: Assistant Cashier         Title: Authorized Officer

[Corporate Seal]



                              OHIO EDISON COMPANY,
                                as Lessee



Attest: \s\ T.F. Struck, II   By  \s\ R.H. Marsh
       --------------------      -------------------------
Name:  T.F. Struck, II           Name:  R.H. Marsh
Title: Assistant Treasurer       Title: Treasurer

[Corporate Seal]

COMMONWEALTH OF MASSACHUSETTS )
                              : ss.:
COUNTY OF NORFOLK             )


          ON THIS, the 12th day of October, 1994, before me a Notary Public, personally appeared James E. Mogavero, who acknowledged himself to be an Authorized Officer of THE FIRST NATIONAL BANK OF BOSTON, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the national banking association by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                                \s\ Shawn Patrick George
                               -------------------------
                               Notary Public
                               Shawn Patrick George
                               Notary Public
                               My Commission Expires
                               September 2, 1999

STATE OF OHIO     )
                  : ss.:
COUNTY OF SUMMIT  )


          ON THIS, the 12th day of October, 1994, before me a Notary Public in and for said County and State, personally appeared T.F. Struck, II, who acknowledged himself to be a Assistant Treasurer of OHIO EDISON COMPANY, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                            \s\ Susie Hoisten
                            -------------------------
                            Notary Public
                            Susie M. Hoisten, Notary Public
                            Residence - Summit County
                            State Wide Jurisdiction, Ohio
                         My Commission Expires Nov. 4, 1996

                                                       I.B.
                                                       ----

          CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS AMENDMENT NO. 5 TO FACILITY LEASE OF THE FIRST NATIONAL BANK OF BOSTON, AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, DATED AS OF MARCH 16, 1987, BETWEEN THE FIRST NATIONAL BANK OF BOSTON AND PERRY ONE ALPHA LIMITED PARTNERSHIP, HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF MARCH 16, 1987, AS SUPPLEMENTED TO THE DATE HEREOF, FOR THE BENEFIT OF THE HOLDERS OF THE NOTES REFERRED TO IN SUCH TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF FACILITY LEASE. THIS AMENDMENT NO. 5 TO FACILITY LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THAT COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES CONTAINS THIS RECEIPT THEREFOR EXECUTED BY THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGES THEREOF AND NO SECURITY INTEREST IN THIS AMENDMENT NO. 5 TO FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THIS EXECUTED ORIGINAL COUNTERPART. SEE SECTION 22(e) OF THE FACILITY LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

          Receipt of this original counterpart of the foregoing
Amendment No. 5 To Facility Lease is hereby acknowledged on this
___ day of October, 1994.

                         THE BANK OF NEW YORK,
                           as Indenture Trustee


                         By__________________________
                           Name:
                           Title:





















                                              SCHEDULE 1
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------


                  BASIC RENT PERCENTAGES
                   Perry One Alpha L.P.
                   --------------------

                         $                        %
                    ------------             -----------

11/30/94            1,979,353.30             3.919119534
 5/30/95            1,949,609.50             3.860226810
11/30/95            1,969,589.20             3.899786616
 5/30/96            1,982,164.75             3.924686205
11/30/96            1,983,570.65             3.927469887
 5/30/97            1,984,250.00             3.928815000
11/30/97            1,977,204.40             3.914864712
 5/30/98            1,976,744.50             3.913954110
11/30/98            1,969,561.25             3.899731275
 5/30/99            2,257,044.60             4.468948308
11/30/99            1,771,210.41             3.506996611
 5/30/00            2,345,304.46             4.643702830
11/30/00            1,884,363.30             3.731039334
 5/30/01            2,479,870.24             4.910143075
11/30/01            1,961,280.91             3.883336201
 5/30/02            2,640,316.26             5.227826194
11/30/02            2,022,892.45             4.005327051
 5/30/03            2,799,720.00             5.543445599
11/30/03            2,032,214.28             4.023784274
 5/30/04            2,799,720.00             5.543445599
11/30/04            2,273,810.99             4.502145760
 5/30/05            2,799,720.00             5,543445599
11/30/05            2,421,847.35             4.795257753
 5/30/06            2,799,720.00             5.543445599
11/30/06            2,436,856.60             4.824976068
 5/30/07            2,799,720.00             5.543445599
11/30/07            1,492,272.20             2.954698956
 5/30/08            2,799,720.00             5.543445599
11/30/08            1,706,871.81             3.379606183
 5/30/09            2,799,720.00             5.543445599








                                              SCHEDULE 1
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------

                         $                        %
                    ------------             -----------

11/30/09            1,932,201.40             3.825758772
 5/30/10            2,799,720.00             5.543445599
11/30/10            2,168,797.47             4.294218990
 5/30/11            2,799,720.00             5.543445599
11/30/11            2,417,223.34             4.786102213
 5/30/12            2,799,720.00             5.543445599
11/30/12            2,678,070.51             5.302579609
 5/30/13            2,799,720.00             5.543445599
11/30/13            2,799,720.00             5.543445599
 5/30/14            2,799,720.00             5.543445599
11/30/14            2,799,720.00             5.543445599
 5/30/15            2,799,720.00             5.543445599
11/30/15            2,799,720.00             5.543445599
 5/30/16            2,799,720.00             5.543445599

                                              SCHEDULE 2
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------



                      CASUALTY VALUES
                   Perry One Alpha L.P.
                   --------------------


                 % of Facility Cost
                 ------------------

11/30/94            110.3615043
 5/30/95            110.2326561
11/30/95            109.9430232
 5/30/96            109.5239340
11/30/96            108.9695900
 5/30/97            108.3272238
11/30/97            107.6676864
 5/30/98            106.9823617
11/30/98            106.2851356
 5/30/99            105.0076004
11/30/99            104.6483920
 5/30/00            103.1644426
11/30/00            102.5444688
 5/30/01            100.7537290
11/30/01             99.9224887
 5/30/02             97.7443679
11/30/02             96.7178300
 5/30/03             94.1587882
11/30/03             93.0253522
 5/30/04             90.3790050
11/30/04             88.6846772
 5/30/05             85.9199372
11/30/05             83.8378545
 5/30/06             80.9992725
11/30/06             78.8301448
 5/30/07             75.9366233
11/30/07             75.4903219
 5/30/08             72.4629287
11/30/08             71.4550454
 5/30/09             68.2871808
11/30/09             66.7257272

                                              SCHEDULE 2
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------


                % of Facility Cost
                 ------------------

 5/30/10             63.4490806
11/30/10             61.3354928
 5/30/11             57.9434392
11/30/11             55.2098524
 5/30/12             51.6501850
11/30/12             48.2383909
 5/30/13             44.4742213
11/30/13             40.6199953
 5/30/14             36.6452941
11/30/14             32.6010159
 5/30/15             28.5092155
11/30/15             24.3397104
 5/30/16             20.0000000

                                              SCHEDULE 3
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------



                  SPECIAL CASUALTY VALUES
                   Perry One Alpha L.P.
                   --------------------


                % of Facility Cost
                ------------------

11/30/94            109.2171478
 5/30/95            109.0291307
11/30/95            108.6772696
 5/30/96            108.1927347
11/30/96            107.5695610
 5/30/97            106.8548064
11/30/97            106.1191377
 5/30/98            105.3537453
11/30/98            104.5723117
 5/30/99            103.2062150
11/30/99            102.7538660
 5/30/00            101.1719603
11/30/00            100.4489652
 5/30/01             98.5498775
11/30/01             97.6046872
 5/30/02             95.3067245
11/30/02             94.1541483
 5/30/03             91.4625515
11/30/03             90.1897067
 5/30/04             87.3967425
11/30/04             85.5482170
 5/30/05             82.6213064
11/30/05             80.3686682
 5/30/06             77.3507121
11/30/06             74.9929356
 5/30/07             71.9010114
11/30/07             71.2460489
 5/30/08             67.9992057
11/30/08             66.7605257
 5/30/09             63.3499312

                                              SCHEDULE 3
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------


                % of Facility Cost
                ------------------

11/30/09             61.5331973
 5/30/10             57.9880711
11/30/10             55.5921220
 5/30/11             51.9031076
11/30/11             48.8572058
 5/30/12             44.9690750
11/30/12             41.2118344
 5/30/13             37.0843570
11/30/13             32.8480383
 5/30/14             28.4714884
11/30/14             24.0045839
 5/30/15             19.4683054
11/30/15             14.8313403
 5/30/16             10.0000000

                                              SCHEDULE 4
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------



             MODIFIED SPECIAL CASUALTY VALUES
                   Perry One Alpha L.P.
                   --------------------


                 % of Facility Cost                $
                 ------------------           -----------

11/30/94            34.573211320             17,461,217.84
 5/30/95            34.931905308             17,642,376.42
11/30/95            35.189036008             17,772,240.41
 5/30/96            35.363735329             17,860,472.39
11/30/96            35.430072081             17,893,975.80
 5/30/97            35.434929001             17,896,428.79
11/30/97            35.434929001             17,896,428.79
 5/30/98            35.434929001             17,896,428.79
11/30/98            35.436527851             17,897,236.29
 5/30/99            35.455227684             17,906,680.65
11/30/99            34.891148275             17,621,792.06
 5/30/00            34.904224453             17,628,396.19
11/30/00            34.195521667             17,270,465.49
 5/30/01            34.238302873             17,292,072,16
11/30/01            33.196932110             16,766,127.33
 5/30/02            33.044386693             16,689,084.19
11/30/02            32.039986688             16,181,811.46
 5/30/03            32.095841953             16,210,021.19
11/30/03            30.726709197             15,518,540.00
 5/30/04            30.749835676             15,530,220.04
11/30/04            29.353238479             14.824.867.92
 5/30/05            28.829018708             14,560,110.46
11/30/05            27.920221874             14,101,122.16
 5/30/06            28.053610158             14,168,489.98
11/30/06            27.484846446             13,881,235.58
 5/30/07            27.751502510             14,015,910.36
11/30/07            25.642571068             12,950,793.47
 5/30/08            24.884934740             12,568,148.86
11/30/08            22.696487370             11,462,872.41

                                              SCHEDULE 4
                                                  TO
                                            AMENDMENT NO. 5
                                          TO FACILITY LEASE
                                          -----------------


                 % of Facility Cost                $
                 ------------------           -----------

 5/30/09            22.208837961             11,216,584.83
11/30/09            20.605154366             10,406,643.62
 5/30/10            20.533779029             10,370,595.47
11/30/10            19.425750318              9,810,985.01
 5/30/11            18.868802632              9,529,698.30
11/30/11            17.216643845              8,695,274.67
 5/30/12            16.065534571              8,113,906.35
11/30/12            14.338561286              7,241,697.62
 5/30/13            12.539616149              6,333,139.47
11/30/13            10.699247136              5,403,660.17
 5/30/14             8.729818732              4,408,999.36
11/30/14             7.684361922              3,880,990.87
 5/30/15             7.802245122              3,940,527.84
11/30/15             6.269041151              3,166,182.40
 5/30/16             3.438338824              1,736,534.76

- -----------------------------------------------------------
                      AMENDMENT NO. 2

               dated as of January 12, 1993


                            to


               TAX INDEMNIFICATION AGREEMENT


                dated as of March 16, 1987


                          between


                      PERRY ONE, INC.


                            and


                PAROCK LIMITED PARTNERSHIP



                            and



                    OHIO EDISON COMPANY


- -----------------------------------------------------------


      Sale and Leaseback of an Undivided Interest in Perry Nuclear Power Plant Unit 1

- -----------------------------------------------------------

      AMENDMENT NO. 2, dated as of January 12, 1993, to TAX INDEMNIFICATION AGREEMENT, dated as of March 16, 1987, as amended by Amendment No. 1 thereto, dated as of November 1, 1991, between PERRY ONE, INC., a Delaware corporation, and PAROCK LIMITED PARTNERSHIP, a New York limited partnership (collectively, the "General Partners" and, individually, a "General Partner") and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Participation Agreement, dated as of March 16, 1987, among Perry One Alpha Limited Partnership, the Original Loan Participants listed on Schedule 1 thereto, PNPP Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix A to the Refinancing Agreement, dated as of November 1, 1991, among Perry One Alpha Limited Partnership, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement") or Appendix A to the Refinancing Agreement dated as of January 1, 1993, among the Perry One Alpha Limited Partnership, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "1993 Refinancing Agreement").

      WHEREAS, the Limited Partner and the General Partners have executed the Limited Partnership Agreement pursuant to which the General Partners have acquired a general partnership interest in the Owner Participant, and the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

      WHEREAS, the Owner Trustee has executed the Facility
Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

      WHEREAS, the Lessee and the Owner Participant desire to refinance the Fixed Rate Notes and the Collateral Lease Bonds and have entered into the 1993 Refinancing Agreement; and

      WHEREAS, the General Partners and the Lessee have heretofore executed the Tax Indemnification Agreement, dated as of March 16, 1987, as amended by Amendment No. 1 thereto, dated as of November 1, 1991 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the transactions contemplated by the 1993 Refinancing Agreement;



      NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

      The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

      1. The preamble thereof is amended by replacing the second sentence thereof in its entirety by the following two sentences:

      "Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Participation Agreement, dated as of March 16, 1987, among Perry One Alpha Limited Partnership, the Original Loan Participants listed on Schedule 1 thereto, PNPP Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix A to the Refinancing Agreement, dated as of November 1, 1991, among Perry One Alpha Limited Partnership, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement") or Appendix A to the Refinancing Agreement dated as of January 1, 1993, among the Perry One Alpha Limited Partnership, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, The Bank of New York, and Ohio Edison Company (the "1993 Refinancing Agreement"). The term "Refinancing Documents" shall mean those documents, instruments, and agreements delivered in connection with any refinancing of the Notes, including, without limitation, the Refinancing Agreement and the 1993 Refinancing Agreement."

      2. Section 1(a)(12) thereof is amended by restating such section in its entirety to read as follows:

      "(12) Except as provided in Section 5 of the Refinancing Agreement and Section 5 of the 1993 Refinancing Agreement, Basic Rent will be paid on May, 30, 1987 and the Basic Rent Payment Dates. Except as provided in Section 5 of the Refinancing Agreement and Section 5 of the 1993 Refinancing Agreement, Basic Rent will be payable in arrears in semi-annual installments during the Basic Lease Term and the Renewal Term as set forth in the Facility Lease."

      3. Section 1(a)(19) thereof is amended by restating such section in its entirety to read as follows:

      "(19) The Owner Participant will be allowed a deduction for (i) the premium paid with respect to the Purchased Notes and the Purchased Bonds and (ii) the excess of the Redemption Price of the Fixed Rate Notes defeased in 1993 (exclusive of the portion of such Redemption Price representing interest accrued and unpaid on the Fixed Rate Notes from November 30, 1992 up to, but not including, the Refunding Date) over the principal amount thereof in each case in the taxable year of the Owner Participant in which such premium or excess, as the case may be, is paid (the "Retirement Premium Deduction"); and the General Partners will be entitled to take their respective 0.9% and 0.1% distributive share of the Retirement Premium Deduction into account in computing their federal income tax liability."

      4. Section 1(a)(20) thereof is amended by restating such section in its entirety to read as follows:

      "(20) The Owner Participant will be allowed current deductions for amortization of an amount equal to the Refinancing Transaction Expenses to the extent payable by the Owner Trustee pursuant to Section 15 of the Refinancing Agreement or Section 16(a) of the 1993 Refinancing Agreement, as the case may be, computed on a straight-line basis from the Purchase Date or the Refunding Date, as the case may be, to the end of the Basic Lease Term (the "Refinancing Amortization Deductions"); and the General Partners will be entitled to take their respective 0.9% and 0.1% distributive share of the Refinancing Amortization Deductions into account in computing their federal income tax liability."

      This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the General Partners and the Lessee have caused this Amendment No. 2 to Tax Indemnification Agreement to be duly executed by their respective officers thereunto duly authorized as of the date set forth below.

                          OHIO EDISON COMPANY



                          By:\s\ T. F. Struck, II
                             --------------------
                          Dated:  January 12, 1993
                                  ----------------

                          PERRY ONE, INC.


                          By:\s\ David Elliman
                             -----------------
                          Dated: January 12, 1993
                                 ----------------

                          PAROCK LIMITED PARTNERSHIP


                          By: \s\ David Elliman
                              -----------------
                          Dated: January 12, 1993
                                 ----------------

===========================================================



AMENDMENT NO. 3

dated as of October 12, 1994


to


TAX INDEMNIFICATION AGREEMENT


dated as of March 16, 1987


between




PERRY ONE, INC.


 and


 PAROCK LIMITED PARTNERSHIP
as General Partners,


and


OHIO EDISON COMPANY,
as Lessee


===========================================================


Sales and Leaseback of an Undivided Interest in Perry Nuclear Power Plant Unit 1


===========================================================

          AMENDMENT NO. 3, dated as of October 12, 1994
("Amendment No. 3"), to the TAX INDEMNIFICATION AGREEMENT, dated as of March 16, 1987, between PERRY ONE, INC., a
Delaware corporation and PAROCK LIMITED PARTNERSHIP, a New
York Limited Partnership (collectively the "General
Partners and, individually, a "General Partner") and OHIO
EDISON COMPANY, an Ohio corporation (the "Lessee") as amended by Amendment No. 1 thereto dated as of November 1, 1991 and as amended by Amendment No. 2 thereto dated
January 12, 1993 (the "Tax Indemnification Agreement").
Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix A to the Participation
Agreement, dated as of March 16, 1987, among Perry One
Alpha Limited Partnership, the Original Loan Participants listed on Schedule 1 thereto, PNPP Funding Corporation, The
First National Bank of Boston, Irving Trust Company and
Ohio Edison Company, as amended from time to time (the
"Participation Agreement"), Appendix A to the Refinancing
Agreement, dated as of November 1, 1991, among Perry One
Alpha Limited Partnership, PNPP Funding Corporation, PNPP
II Funding Corporation, The First National Bank of Boston, the Bank of New York and Ohio Edison Company (the
"Refinancing Agreement") or Appendix A to the Refinancing
Agreement dated as of January 1, 1993, among the Perry One
Alpha Limited Partnership, PNPP Funding Corporation, PNPP
II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "1993
Refinancing Agreement).

                   W I T N E S S E T H:
                   --------------------
          WHEREAS, the Limited Partner and the General
Partners have executed the Limited Partnership Agreement pursuant to which the General Partners have acquired a general partnership interest in the Owner Participant, and the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner
Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and the Schedules of Casualty Values, Specialty Casualty Values and Modified
Special Casualty Values in the event of a Tax Rate Change which results in the marginal federal income tax rate applicable to corporations ("Tax Rate") differing from the rate assumed in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), increases the Tax Rate assumed to be applicable to each General Partner in the Pricing Assumptions from 34% to 35%; and

          WHEREAS, the Lessor and Lessee have entered into Lease Amendment No. 5 amending Schedules 1 through 4 of the
Facility Lease to reflect the increase in the Tax Rate.

          WHEREAS, the General Partners and the Lessee have heretofore executed the Tax Indemnification Agreement providing for indemnification by the Lessee against the loss of certain tax benefits;

          WHEREAS, Section 7 of the Tax Indemnification
Agreement requires an adjustment to the Tax Assumptions to reflect adjustments to Basic Rent pursuant to Section 3(d) of the Facility Lease;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Tax Indemnification Agreement is hereby amended as follows:

               (i)  by replacing the words "Transaction
          Documents or the Financing Documents or the Refinancing Documents" or the words "Transaction
          Documents or Financing Documents or the
          Refinancing Documents" with the words
          "Transaction Documents, the Financing Documents, the Refinancing Documents or the Tax Rate
          Adjustment Transaction Documents" throughout such
          Tax Indemnification Agreement, except in Section
          1(a)(13) thereof;

               (ii) by replacing the words "Transaction
          Documents and the Refinancing Documents" with the words "Transaction Documents, the Refinancing
          Documents and the Tax Rate Adjustment Transaction
          Documents" throughout such Tax Indemnification
          Agreement;

               (iii) by replacing the words "Transaction
          Documents and the Financing Documents and the Refinancing Documents" with the words
          "Transaction Documents, the Financing Documents, the Refinancing Documents and the Tax Rate
          Adjustment Transaction Documents" throughout such
          Tax Indemnification Agreement;

               (iv)  by replacing the words "any
          Transaction Document or any Financing Document or any Refinancing Document" with the words "any
          Transaction Document or any Financing Document or any Refinancing Document or any Tax Rate
          Adjustment Transaction Document" throughout such
          Tax Indemnification Agreement;

               (v)  by replacing the words "any of the
          Transaction Documents or any of the Refinancing
          Documents" with the words "any of the Transaction
          Documents or any of the Financing Documents or any of the Tax Rate Adjustment Transaction
          Documents" throughout such Tax Indemnification
          Agreement; and

               (vi)  by replacing the words "Transaction
          Documents, the Financing Documents, the
          Refinancing Documents" with the words
          "Transaction Documents, the Financing Documents, the Refinancing Documents, the Tax Rate
          Adjustment Transaction Documents" throughout such
          Tax Indemnification Agreement.

          2.   Section 1(a)(9) of the Tax Indemnification
Agreement is hereby amended in its entirety to read, as follows:

          The Owner Participant will be allowed current deductions for amortization of the following amounts
     (the "Amortization Deductions"): (i) an amount equal to Transaction Expenses to the extent payable by the Owner Participant pursuant to Section 14 of the Participation Agreement computed on a straight-line basis over the Basic Lease Term and (ii) an amount equal to the Tax Rate Change Transaction Expenses payable on behalf of the Owner Trustee pursuant to
     Section 5(a) of Amendment No. 7 to the Participation
     Agreement dated the date hereof, computed on a straight-line basis over the period commencing on the Tax Rate Adjustment Date and ending on the last day of the Basic Lease Term; and the General Partners will be entitled to take their respective 0.9% or 0.1% distributive share of the Amortization Deductions into account in computing their federal income tax liability.

          3.   Section 1(a)(13) of the Tax Indemnification
Agreement is hereby amended by (i) replacing the words "the
Transaction Documents or the Financing Documents or the Refinancing Documents" with the words "the documents dated the Tax Rate Adjustment Date delivered in connection with the tax rate adjustment (the "Tax Rate Adjustment
Transaction Documents"), the Transaction Documents, the
Financing Documents or the Refinancing Documents", (ii) deleting the word "and" immediately before clause (g) and replacing it with "," and (iii) adding the following after clause (g), and before the period:

          "and (h) Supplemental Rent in the amount of the Tax Rate Change Transaction Expenses payable under
     Section 5(a) of Amendment No. 7 to the Participation
     Agreement dated the date hereof".

          4.   Effective on and as of January 1, 1993,
Section 1(a)(14) of the Tax Indemnification Agreement is hereby amended in its entirety to read, as follows:

          "Each General Partner's marginal federal rate of income tax is (i) 39.950685% for its taxable year ending December 31, 1987, (ii) 34% for each taxable year thereafter through December
     31, 1992, and (iii) 35% for its taxable year ended December 31, 1993 and each taxable year thereafter, in each case without giving effect to any credits against tax, and such marginal and effective rates will be applicable to each item of income and deduction contemplated by this section 1(a)."

          5.   Sections 1(b)(9) and 2(b)(1) of the Tax
Indemnification Agreement are amended by replacing
"Sections 1(a)(13)(a)-(g)" with "Sections 1(a)(13)(a)-(h)"
in each place it appears.

          6.   Section 2(b)(1) of the Tax Indemnification
Agreement is amended by adding immediately after the words
"of the Lessee", as they appear in subsection (xiv) of said
Section 2(b)(1), the following:

          ", or (xv) any adjustment to Basic Rent or any schedule pursuant to Section 3(d) of the Facility
          Lease"

          7.   Except as amended hereby, the Tax
Indemnification Agreement shall survive and continue in full force and effect.

          8. This Amendment No. 3 may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart).
Each counterpart of this Amendment No. 3, including a signature page executed by each of the parties hereto shall be an original of this Amendment No. 3, but all of such counterparts together shall constitute one instrument.

          9. This Amendment No. 3 shall in all respects be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the General Partners and the
Lessee have caused this Amendment No. 3 to the Tax
Indemnification Agreement to be duly executed as of the date set forth above by their respective officers thereunto duly authorized.


OHIO EDISON COMPANY


By: \s\ R.H. Marsh
   --------------------
   Name: R.H. Marsh
   Title: Treasurer


PERRY ONE, INC.


By: \s\ Arthur S. Penn
   ------------------------
  Name: Arthur S. Penn
  Title: President


PAROCK LIMITED PARTNERSHIP
  as a General Partner


  By:  PaRock, Inc.,
         its Managing Partner


By: \s\Christopher J. Elliman
   --------------------------
 Name: Christopher J. Elliman
 Title: President

             [EXECUTION COPY]


===========================================================

                      AMENDMENT NO. 6
               dated as of January 12, 1993

                            to

                  PARTICIPATION AGREEMENT
          dated as of March 16, 1987, as amended

                           among

       SECURITY PACIFIC CAPITAL LEASING CORPORATION,
                   as Owner Participant

                 PNPP FUNDING CORPORATION,
                  as Funding Corporation

               PNPP II FUNDING CORPORATION,
                as New Funding Corporation

            THE FIRST NATIONAL BANK OF BOSTON,
              in its individual capacity and
         as Owner Trustee under a Trust Agreement
                dated as of March 16, 1987
                with the Owner Participant,

                   THE BANK OF NEW YORK,
              in its individual capacity and
                   as Indenture Trustee

                            and

                   OHIO EDISON COMPANY,
                         as Lessee


===========================================================

            Sale and Leaseback of an Undivided
       Interest in Perry Nuclear Power Plant Unit 1

===========================================================

      THIS AMENDMENT NO. 6, dated as of January 12, 1993 ("Amendment No. 6"), to the Participation Agreement dated as
  ---------------
of March 16, 1987, as amended and as in effect on the date hereof (the "Participation Agreement"), among the Owner
             -----------------------
Participant identified on the cover page hereof ("Owner
                                                  -----
Participant"), PNPP FUNDING CORPORATION, a Delaware
- -----------
corporation ("Funding Corporation"), PNPP II FUNDING
              -------------------
CORPORATION, a Delaware corporation ("New Funding
                                      -----------
Corporation"), THE FIRST NATIONAL BANK OF BOSTON, a national
- -----------
banking association, in its individual capacity ("FNB") and
                                                  ---
as Owner Trustee ("Owner Trustee") under a Trust Agreement,
                   -------------
dated as of March 16, 1987, with the Owner Participant, THE BANK OF NEW YORK (formerly Irving Trust Company), a New York banking corporation, in its individual capacity ("Bank of New
                                                  -----------
York") and as Indenture Trustee ("Indenture Trustee") under a
                                  -----------------
Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease dated as of March 16, 1987, as amended ("Indenture"), with the Owner Trustee, and OHIO EDISON
  ---------
COMPANY, an Ohio corporation ("Lessee"),
                               ------

                    W I T N E S S E T H:
                    -------------------

      WHEREAS, the Owner participant, Funding Corporation,
New Funding Corporation, FNB, the Owner Trustee, Bank of New
York, the Indenture Trustee and the Lessee are parties to the Participation Agreement;

      WHEREAS, the parties hereto desire to permit the
repurchase of the 12% Fixed Rate Notes due May 30, 2016 ("12%
                                                          ---
Notes") heretofore issued and Outstanding simultaneously with
- -----
the issuance of Additional Notes on January 12, 1993
("Purchase Date") to New Funding Corporation;
  -------------

      WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values in order to preserve the Net Economic Return of the Owner Participant in the event of the refunding of the Fixed Rate Notes;

      WHEREAS, Section 10.1(viii) of the Indenture provides, among other things, that the Owner Trustee and Indenture Trustee may, without consent of the Holders of the Fixed Rate Notes Outstanding, execute a supplement to the Indenture in order to evidence the issuance of and to provide the terms of Additional Notes;

      WHEREAS, the Owner Trustee and the Indenture Trustee
intend to execute Supplemental Indenture No. 3 to the
Indenture, dated as of January 1, 1993 ("Supplemental
                                         ------------
Indenture No. 3"), providing for the issuance under the
- ---------------
Indenture of the New Fixed Rate Notes as defined in Supplemental Indenture No. 3;

      WHEREAS, Section 10.2(ii) of the Indenture provides, among other things, that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments of the Facility Lease; and

      WHEREAS, the Owner Trustee and the Lessee intend to execute Amendment No. 4, dated as of January 12, 1993 ("Lease
                                                        -----
Amendment No. 4"), to the Facility Lease, to amend certain
- ---------------
schedules thereto;

      NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      SECTION 1.     Definitions.
                     -----------

      Except as otherwise amended or defined herein and in the recitals, capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix A to the Participation Agreement.

      SECTION 2.     Amendments.
                     ----------

      (a) Section 8(a)(7) of the Participation Agreement is amended in its entirety to read as follows:

           "Location of the Chief Place of Business and Chief
           -------------------------------------------------
Executive Office, etc.  The chief place of business and chief
- ---------------------
executive office of FNB and the office where its records concerning the accounts or contract rights relating to the transaction contemplated hereby are kept is located in Boston, Massachusetts and the chief place of business and chief executive office of the Corporate Trust Division of the Owner Trustee is located in Canton, Massachusetts."

      (b) Section 8(b) of the Participation Agreement is amended as follows:

                (i)  by replacing the reference to "and (6)"
      in the first line thereof with a reference to ", (6), and (7)"; and

                (ii) by inserting the following new clause
      (7):

                     "(7) Administration of Trust.  The
                          -----------------------
                principal place of administration of the Trust shall be in Massachusetts."

      (c) Section 18(a)(ii) of the Participation Agreement is amended to read in its entirety as follows:

                "if FNB, or the Owner Trustee, by regular mail, to the First National Bank of Boston, Corporate Trust Division, Mail Stop 45-02-15, P.O. Box 1618, Boston, Massachusetts 02105-1618, Attention: Manager, Corporate Trust Division (Reference: Ohio Edison-Perry Leveraged Lease), or if by hand delivery or courier delivery, to the First National Bank of Boston, Corporate Trust Division, Blue Hill Office Park, Mail Stop 45-02-15, 150 Royall Street, Canton, Massachusetts 02021 (telecopy number 617-575-2078), Attention:
                Manager, Corporate Trust Division (Reference:
                Ohio Edison-Perry Leveraged Lease);"

      (d) Schedule 5 to the Participation Agreement is replaced in its entirety with Schedule 2 hereto.

      (e) Appendix A to the Participation Agreement is amended as follows:

           (i)  by restating the definition of "Refinancing
                                                -----------
      Documents" as follows:
      ---------


                "'Refinancing Documents' shall mean those
                  ---------------------
                documents, instruments, and agreements
                delivered in connection with any refinancing of the Notes."

           (ii) by inserting the following definitions in the appropriate alphabetical order:

                "'Amendment No. 6 to the Participation
                  ------------------------------------
                Agreement' shall mean Amendment No. 6 to the
                ---------
                Participation Agreeement dated as of January
                12, 1993 among the Owner Participant, Funding Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee.

                '1993 Refinancing Agreement' shall mean that
                 --------------------------
                certain Refinancing Agreement, dated as of January 1, 1993 among the Owner Participant, Funding Corporation, New Funding Corporation, The First National Bank of Boston, The Bank of New York and Ohio Edison Company."

      SECTION 3.     New Funding Corporation.
                     -----------------------

      Subject to the terms and conditions hereof and of Sections 2(d) and 11(c) of the Participation Agreement, on the Purchase Date, New Funding Corporation shall make a
Refunding Loan to the Owner Trustee by paying to the Indenture Trustee in immediately available funds an amount equal to $6.364.000.


      SECTION 4.     Issuance of New Fixed Rate Notes by
                     -----------------------------------
Owner Trustee; Application of Proceeds.
- ---------------------------------------

      Subject to the terms and conditions hereof and of Sections 2(d) and 11(c) of the Participation Agreement and
Section 3.5 of the Indenture, on the Purchase Date, upon receipt of the Refunding Loan to be made by New Funding Corporation in accordance with Section 3 hereof, the Indenture Trustee, at the direction of the Owner Trustee, shall: (a) authenticate and deliver the New Fixed Rate Notes, in the aggregate principal amount of the Refunding Loan and bearing interest at the rates per annum and in the amounts, respectively, set forth in, or determinable under, Supplemental Indenture No. 3; and (b) apply the proceeds of the Refunding Loan and other funds received hereunder and under the 1993 Refinancing Agreement to the purchase and prepayment (in full) of the principal of and the accrued interest and premium on the refunded 12% Notes as directed by the Owner Trustee.

      SECTION 5.  Implementation.
                  --------------

      (a)  Forms.  The forms of Supplemental Indenture No. 3,
           -----
Lease Amendment No. 4, and the Amendment to the Reimbursement Agreement among the Lessee, The Fuji Bank, Limited, Chemical Bank, and the Participating Banks named therein (the "Amended
                                                      -------
Reimbursement Agreement") are attached hereto as Exhibits A,
- -----------------------
B, and C, respectively.

      (b)  Request by the Owner Participant.  In accordance
           --------------------------------
with Section 2.01 of the Trust Agreement subject to the terms and conditions of Section 11(c) of the Participation Agreement, the Owner Participant hereby directs that the Owner Trustee (i) execute and deliver this Amendment No. 6, Supplemental Indenture No. 3 and Lease Amendment No. 4 (collectively the "1993 Amendments"); (ii) execute the New
                   ---------------
Fixed Rate Notes and request the Indenture Trustee to authenticate and deliver the New Fixed Rate Notes pursuant to
Section 3.5(2) of the Indenture; and (iii) execute and deliver all other agreements, instruments and certificates contemplated by the Transaction Documents, Financing Documents, 1993 Refinancing Agreement and the 1993 Amendments.

      (c)  Instruction and Consent.  In accordance with
           -----------------------
Section 10.2 of the Indenture, the Lessee and the Owner Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 4 and the Indenture Trustee so consents. In accordance with Section 10.1 of the Indenture, the Owner Trustee and the Indenture Trustee hereby consent and agree to Supplemental Indenture No. 3.

      (d)  Consent of Lessee.  In accordance with Section
           -----------------
8(b)(2) of the Participation Agreement, the Lessee hereby consents to the refunding of the 12% Notes.

      (e)  Recordations and Filings.  The Lessee agrees that
           ------------------------
it will cause to be made the recordations and filings set forth in Schedule 1 hereto and that such filings and recordations are all the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility Lease, as amended, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended.


      SECTION 6.  Conditions To Effectiveness.
                  ---------------------------

      This Amendment No. 6 shall become effective as of the date first above written if: (a) it shall have been duly executed and delivered by all of the parties hereto and all of the conditions set forth below in this Section 6 shall have been satisfied (the date of such satisfaction being referred to as the "Effective Date"); (b) the Owner
                    --------------
Participant shall have received (i) a duly executed and delivered, legal, valid and binding Lease Amendment No. 4 and Amendment No. 2 to the Tax Indemnification Agreement and (ii) a replacement Letter of Credit reflecting the appropriate Maximum Letter of Credit Amount; (c) all conditions referred to in Section 14 of the 1993 Refinancing Agreement shall have been satisfied; and (d) no Default, Event of Default, Event of Loss, Deemed Loss Event, Reimbursement Default, Reimbursement Event of Default, Indenture Default or Indenture Event of Default shall have occurred and be continuing.

      SECTION 7.  Expenses.
                  --------

      (a) On the Purchase Date, the costs and expenses of the Owner Participant (including legal fees and disbursements of the Owner Participant's counsel and internal counsel), the Owner Trustee, the Indenture Trustee and the Issuing Bank with respect to the execution and delivery of this Amendment No. 6 and the transactions contemplated herein shall be paid in accordance with the provisions of Section 16 of the 1993 Refinancing Agreement.

      (b)  Notwithstanding anything in this Section 7 or in
Section 14 of the Participation Agreement to the contrary, in the event the transactions contemplated by this Amendment No. 6 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee, the Owner Participant, Funding Corporation and New Funding Corporation in respect of all costs and expenses of such parties including legal fees and disbursements of their counsel related to this Amendment No. 6 and the 1993 Refinancing Agreement and the transactions contemplated hereby and thereby.

      SECTION 8.  Miscellaneous.
                  -------------

      (a)  Execution.  This Amendment No. 6 may be executed
           ---------
in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 6 is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 6 shall not be effective until all such signatures shall have been duly affixed and all conditions precedent set forth in Section 6 hereof shall have been satisfied. This Amendment No. 6 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement. On and from the Effective Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended through the date hereof.

      (b)  Non-Waiver or Amendment.  The agreements contained
           -----------------------
in this Amendment shall not, except as expressly provided in this Amendment No. 6, operate as a waiver of any right, power or remedy of any party under any Transaction Document, nor constitute, except as expressly provided in this Amendment No. 6, a waiver of any provision of any Transaction Document.

      (c)  Governing Law.  This Amendment No. 6 has been
           -------------
negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York.

      (d)  Responsibility for Recitals.  The recitals
           ---------------------------
contained herein shall be taken as the statements of the Lessee, and the other parties hereto assume no responsibility for the correctness of the same.

      IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 6 to the Participation Agreement to be duly executed by its respective officers thereunto duly authorized as of the dates set forth below.


                          PNPP FUNDING CORPORATION


                          By: \s\ M.A. Ferruci
                              -------------------------------
                          Name: M.A. Ferruci
                                -----------------------------
                          Title: Vice President
                                ----------------------------
                          Date:  January 12, 1993
                                 ----------------------------


                          PNPP II FUNDING CORPORATION


                          By: \s\ Laurie A. Sullivan
                              -------------------------------
                          Name:   Laurie A. Sullivan
                                -----------------------------

                          Title:   Vice President
                                 ----------------------------
                          Date:   January 12, 1993
                                -----------------------------

                          THE FIRST NATIONAL BANK OF BOSTON,
                          in its individual capacity and as
                          Owner Trustee under a Trust
                          Agreement dated as of March 16,
                          1987 with the Owner Participant


                          By: \s\ J.E. Mogavero
                              -------------------------------
                          Name: J.E. Mogavero
                                -----------------------------
                          Title: Authorized Officer
                                 ----------------------------
                          Date: January 12, 1993
                                -----------------------------

                          THE BANK OF NEW YORK, in its
                          individual capacity and as
                          Indenture Trustee under a Trust
                          Indenture, Mortgage, Security
                          Agreement and Assignment of
                          Facility Lease dated as of March
                          16, 1987 with The First National
                          Bank of Boston in its individual
                          capacity and as Owner Trustee under
                          a Trust Agreement dated as of March
                          16, 1987 with the Owner Participant


                            By: \s\ W.T. Cunningham
                                -----------------------------
                            Name:      W. T. Cunningham
                                 ----------------------------

                            Title:     Vice President
                                   --------------------------

                            Date:      January 12, 1993
                                  ---------------------------


                            OHIO EDISON COMPANY, as Lessee


                            By:  \s\ T.F Struck, II
                                -----------------------------

                            Name: T.F. Struck, II
                                  ---------------------------
                            Title: Assistant Treasurer
                                   --------------------------

                            Date: January 12, 1993
                                  ---------------------------

                            SECURITY PACIFIC CAPITAL LEASING
                              CORPORATION


                            By: \s\ Gail D. Smedal
                                -----------------------------
                            Name: Gail D. Smedal
                                  ---------------------------

                            Title: Contract Administrator
                                  ---------------------------
                            Date: January 12, 1993
                                  ---------------------------

                                                    EXHIBIT A
                                                 TO AMENDMENT
                                                     NO. 6 TO
                                            THE PARTICIPATION
                                                    AGREEMENT


           [Form of Supplemental Indenture No. 3]

                                                    EXHIBIT B
                                                 TO AMENDMENT
                                                     NO. 6 TO
                                            THE PARTICIPATION
                                                    AGREEMENT


               [Form of Lease Amendment No. 4]

                                                    EXHIBIT C
                                                 TO AMENDMENT
                                                     NO. 6 TO
                                            THE PARTICIPATION
                                                    AGREEMENT


           [Form of Amended Reimbursent Agreement]

                                                SCHEDULE 1 TO
                                           AMENDMENT NO. 6 TO
                                  THE PARTICIPATION AGREEMENT



Filings and Recordations to be Made by Lessee
- ---------------------------------------------


A.      County Recorder, Lake County, Ohio:

        (i) A financing statement on form UCC-1 naming the Lessee, as lessee, the Owner Trustee, as lessor, and the Indenture Trustee, as assignee of the Owner Trustee, in respect of the Facility Lease; and

        (ii) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

B.      County Recorder, Summit County, Ohio:

        (i) A financing statement on form UCC-1 naming the Lessee, as lessee, the Owner Trustee, as lessor, and the Indenture Trustee, as assignee of the Owner Trustee, in respect of the Facility Lease;

        (ii) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

C.      Secretary of State, Ohio:

        (i) A financing statement on form UCC-1 naming the Lessee, as lessee, the Owner Trustee, as lessor, and the Indenture Trustee, as assignee of the Owner Trustee, in respect of the Facility Lease;

        (ii) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

D.      Commonwealth of Massachusetts, Suffolk County:

        A financing statement on form UCC-1 naming the Owner
Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

                                                SCHEDULE 2 TO
                                       AMENDMENT NO. 6 TO THE
                                      PARTICIPATION AGREEMENT


                     PRICING ASSUMPTIONS
                     -------------------

     See ABC File oep93-sp-refi-p 13-Jan-1993 7:35:13.00
       Date/Time last modified 12-Jan-1993 11:12:39.0
            (A hard copy of which is retained in
             the files of the Owner Participant,
              the Lessee, and their respective
                counsel and McManus & Miles)




1. In addition for the generation of casualty value schedules, the following input shall be used:

Casualty Value - Report 9
- --------------

   Added days return (question 22.5):  0
   Added residual (question 22.7):  20%
   Added residual discount rate (question 22.7.1):  9.12%
   Column 2, Heading "Full TV (TV + Add Exp + Add Resid)"

Special Casualty Values - Report 9
- -----------------------

   Added days return (question 22.5):  0
   Added residual (question 22.7):  10%
   Added residual discount rate (question 22.7.1):  9.12%
   Column 2, Heading "Full TV (TV + Add Exp + Add Resid)"

Modified Special Casualty Value - Report 9
- -------------------------------

   Added days return (question 22.5):  0
   Added residual (question 227):  0%
   Added residual discount rate (question 22.7.1):  9.12%
   Column 8 Heading "Full TV + Rent - Loan Bal Before DS"

                                                   I.C.5
                                                  -----

___________________________________________________
___________________________________________________

AMENDMENT NO. 7
dated as of October 12, 1994

to

PARTICIPATION AGREEMENT
dated as of March 16, 1987, as
amended by the Amendment No. 1 thereto
dated as of September 1, 1987,
Amendment No. 3 thereto
dated as of May 16, 1988,
Amendment No. 4 thereto dated as of
November 1, 1991,
Amendment No. 5 thereto dated
as of November 24, 1992, and
Amendment No. 6 thereto dated
as of January 12, 1993

among

SECURITY PACIFIC CAPITAL LEASING CORPORATION, as Owner Participant

PNPP FUNDING CORPORATION,

PNPP II FUNDING CORPORATION,

THE FIRST NATIONAL BANK OF BOSTON,
in its individual capacity and
as Owner Trustee under a Trust Agreement dated as of March 16, 1987, with the Owner Participant,

THE BANK OF NEW YORK,
as Indenture Trustee

and OHIO EDISON COMPANY,
as Lessee

___________________________________________________
___________________________________________________

          THIS AMENDMENT NO. 7 dated as of October 12, 1994
("Amendment No. 7") to the Participation Agreement dated as
  ---------------
of March 16, 1987, as amended by Amendment No. 1 thereto
dated as of September 1, 1987, Amendment No. 3 thereto
dated as of May 16, 1988, Amendment No. 4 thereto dated as
of November 1, 1991, Amendment No. 5 thereto dated as of
November 24, 1992, and Amendment No. 6 thereto dated as of
January 12, 1993 and as in effect on the date hereof (the
"Participation Agreement")1/, among the Owner Participant
 -----------------------
identified on the cover page hereof (the "Owner
                                          -----
Participant"), PNPP FUNDING CORPORATION, a Delaware
- -----------
corporation ("Funding Corporation"), PNPP II FUNDING
              -------------------
CORPORATION, a Delaware corporation ("New Funding
                                      -----------
Corporation"), THE FIRST NATIONAL BANK OF BOSTON, a
- -----------
national banking association, in its individual capacity
("FNB") and as Owner Trustee (the "Owner Trustee") under a
  ---                              -------------
Trust Agreement, dated as of March 16, 1987, with the Owner
Participant, THE BANK OF NEW YORK (formerly Irving Trust
Company), a New York banking corporation, in its individual
capacity ("Bank of New York") and as Indenture Trustee (the
           ----------------
"Indenture Trustee") under a Trust Indenture, Mortgage,
 -----------------
Security Agreement and Assignment of Facility Lease, dated
as of March 16, 1987, as supplemented and amended by the
Supplemental Indenture No. 1, dated as of September 1,
1987, Supplemental Indenture No. 2 dated as of November 1,
1991 and Supplemental Indenture No. 3 dated as of January
1, 1993 (the "Indenture"), with the Owner Trustee, and OHIO
              ---------
EDISON COMPANY, an Ohio corporation (the "Lessee"),
                                          ------

                   W I T N E S S E T H :
                   -------------------

          WHEREAS, the Owner Participant, Funding
Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee have previously entered into the Participation Agreement; and

- --------------------------------
1. A document entitled Amendment No.2, a copy of which is dated as of March 15, 1988, to the Participation Agreement was not entered into or executed by the parties.

          WHEREAS, Funding Corporation desires to cease to be a party to the Participation Agreement; and

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and
Modified Special Casualty Values in order to preserve the Net Economic Return of the Owner Participant in the event, among other things, of any change ("Tax Rate Change") in the Code enacted into law after the Closing Date and prior to March 19, 2007, which results in the change in the marginal federal income tax rate (the "Tax Rate") applicable to corporations differing from the rate assumed in the Pricing Assumptions as in effect on the Closing
Date; and

          WHEREAS, Section 2(e) of the Participation
Agreement provides that, subject to the satisfaction of the conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement, the Lessee and the Lessor shall reoptimize the amortization schedules for the Outstanding
Fixed Rate Notes, in accordance with and in the manner contemplated by the Closing Letter, upon the occurrence of a Tax Rate Adjustment; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing
Assumptions from 34% to 35%; and

          WHEREAS, Section 10.2(ii) of the Indenture provides, among other things, that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments to the Facility Lease; and

          WHEREAS, the Owner Trustee and the Lessee intend
to execute Amendment No. 5 to the Facility Lease, dated as
of October 12, 1994 ("Lease Amendment No. 5"), to amend
                      ---------------------
certain provisions thereof, Appendix A thereto and certain schedules thereof; and

          WHEREAS, in order to carry out the provisions of
Section 2(e) of the Participation Agreement and such
Section 3(d) of the Facility Lease, the Owner Participant,
Funding Corporation, New Funding Corporation, the Owner
Trustee, the Indenture Trustee and the Lessee wish to amend the Participation Agreement to establish and preserve the pricing file, which incorporates the Assumptions and the new 35% Tax Rate and other assumptions, created by the Owner Participant in connection with the Tax Rate Change, and reoptimize the amortization schedules for the Outstanding Fixed Rate Notes by entering into this Amendment No. 7.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions.

          Except as otherwise amended or defined herein and in the recitals, capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix
A to the Participation Agreement.


          SECTION 2.  Amendments.

          (a)  Section 2(c) Releveraging.  Section 2(c) of
               -------------------------
the Participation Agreement is amended by inserting before the end of the first sentence thereof after the phrase "Net
Economic Return" and before the period the following phrase:

          "; provided that in order to determine the amount
             --------
          of the non-recourse loans to the Lessor the Owner
          Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate
          Assumptions".

          (b)  Section 2(d) Refunding of Notes.  Section
               -------------------------------
2(d) of the Participation Agreement is amended by inserting before the end of the penultimate sentence thereof after the phrase "Net Economic Return" the following phrase:

          "; provided that in order to determine the
             --------
          foregoing the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate Assumptions".

          (c)  Section 11(c) Conditions to Releveraging and
               --------------------------------------------
Refunding.  Section 11(c) of the Participation Agreement is
- ---------
amended as follows:

          (i)  by deleting the heading "Conditions to
     Releveraging or Refunding." and inserting in lieu thereof "Conditions to Releveraging, Refunding or Reoptimization."; and

         (ii) by deleting the phrase "Releveraging Date or Refunding Date" each time it appears in clauses (4) and (6) of such Section and inserting in lieu thereof the phrase "Releveraging Date, Refunding Date or
     Reoptimization Date" throughout such Section; and

        (iii) by inserting in the first paragraph therein before the first parenthetical and after the phrase
     "of the following conditions precedent" the following new parenthetical:

          "(but in the case of a reoptimization, only the conditions precedent specified in clauses (3),
          (4), (6), (7) and (9) below)".

          (d)  Section 18 Notices, etc.  Section 18(iv) of
               ------------------------
the Participation Agreement is amended by inserting at the end thereof before the semicolon after the phrase
"Attention:  President" the following phrase:

     "and if to New Funding Corporation, at c/o J.H.
     Management Corp., P.O. Box 4024, Boston, Massachusetts
     02101-4024, Attention:  Nancy D. Smith, President".

          (e)  Schedule 1 "Participants".  Paragraph A of
               --------------------------
Schedule 1 to the Participation Agreement, which sets forth the address for notice to the Owner Participant, is amended to read in its entirety as follows:

     "A.  OWNER PARTICIPANT

          Security Pacific Capital Leasing Corporation
          Four Embarcadero Center
          Suite 1200
          San Francisco, California  94111
          Attention:  Contracts Administration
          Telecopy:  (415) 765-7373"

          (f)  Appendix A.  Appendix A to the Participation
               ----------
Agreement is amended as follows:

          (i)  by restating the definition of "Funding
     Corporation" to read as follows:

          "`Funding Corporation' shall mean, as of the `Effective Date', as such term is defined in
          Section 6(a) of Amendment No. 6 to the
          Participation Agreement, New Funding
          Corporation."

         (ii) by inserting in the appropriate alphabetical order the following new definitions:

          "`Amendment No. 7 to the Participation Agreement' shall mean Amendment No. 7, dated as of October
          12, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New
          Funding Corporation, the Owner Trustee, the
          Indenture Trustee and the Lessee."

          "`Closing Letter' shall have the meaning set forth in Section 2(c) of the Participation
          Agreement, a copy of which is attached as Exhibit D to Amendment No. 7 to the Participation
          Agreement."

          "`Reoptimization Date' shall mean a date on which a reoptimization pursuant to Section 2(e) of the Participation Agreement is to be effected."

          "`Tax Rate Adjustment' shall have the meaning set forth in Section 2(c) of the Participation
          Agreement."

          "`Tax Rate Adjustment Date' shall have the meaning assigned to such term in Section 4 of Amendment No. 7 to the Participation Agreement."

          "`Tax Rate Assumptions' shall mean the tax rate change assumptions set forth on Schedule 1 to Amendment No. 7 to the Participation Agreement."

          "`Tax Rate Change' shall have the meaning set forth in Section 3(d) of the Facility Lease."

          "`Tax Rate Change Transaction Expenses' shall mean the amount assigned to such term in Schedule
          1 to Amendment No. 7 to the Participation
          Agreement."

          (g)  Parties In Interest.  The parties agree that
               -------------------
Funding Corporation shall cease to be a party to the Participation Agreement and shall have no further rights, obligations or interest, except as otherwise provided in
Section 13 of the Participation Agreement, thereunder.  The
Participation Agreement is hereby amended generally so that all references to Funding Corporation shall be deemed to refer to New Funding Corporation, to the extent that such references relate to the rights, obligations or interest of Funding Corporation subsequent to the "Effective Date", as such term is defined in Section 6(a) of Amendment No. 6 to the Participation Agreement.

          SECTION 3.  Implementation.

          (a)  Forms.  The forms of Lease Amendment No. 5
               -----
and the Eighth Amendment, dated as of October 12, 1994, to
the Reimbursement Agreement, as amended heretofore, among
the Lessee, The Fuji Bank, Limited, Chemical Bank and the
Participating Banks named therein (the "Amendment to
                                        ------------
Reimbursement Agreement") are attached hereto as Exhibits A
- -----------------------
and B, respectively, and the reoptimized amortization schedules for the Outstanding Fixed Rate Notes are attached hereto as Exhibits C-1, C-2, C-3, and C-4, respectively.

          (b)  Request by the Owner Participant.  In
               --------------------------------
accordance with Section 2.01 of the Trust Agreement,
subject to the terms and conditions of Section 11(c) of the
Participation Agreement, the Owner Participant hereby
directs that the Owner Trustee (i) execute and deliver this
Amendment No. 7 and Lease Amendment No. 5 (collectively,
the "1994 Amendments"), (ii) execute and deliver all other
     ---------------
agreements, instruments and certificates contemplated by the Transaction Documents and the 1994 Amendments, (iii) instruct the Indenture Trustee to (x) consent to Lease
Amendment No. 5 and (y) attach the reoptimized amortization schedules (attached hereto as Exhibits C-1, C-2, C-3 and C-
4) for the Outstanding Fixed Rate Notes in place of the existing amortization schedules to such Notes and (iv) subject to the terms of the Trust Agreement, to take such other action in connection with the foregoing as the Owner
Participant may from time to time direct.

          (c)  Instruction and Consent.  In accordance with
               -----------------------
Section 10.2(ii) of the Indenture, the Lessee and the Owner
Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 5 and the Indenture Trustee hereby so consents.

          (d)  Consent of Lessee.  In accordance with
               -----------------
Section 8(b)(2) of the Participation Agreement, the Lessee hereby consents to the revised amortization schedules
(attached hereto as Exhibits C-1, C-2, C-3 and C-4) to the respective Outstanding Fixed Rate Notes in connection with the Tax Rate Change.

          (e)  Recordations and Filings.  The Lessee agrees
               ------------------------
that it will cause to be made the recordations and filings set forth in Schedule 2 hereto and that such recordations and filings are all of the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility
Lease, as amended by Amendment Nos. 1, 2, 3, 4 and 5 thereto, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the
Indenture, as amended.

          SECTION 4.  Conditions To Effectiveness.

          This Amendment No. 7 shall become effective as of
the date first above written if:  (a) it shall have been
duly executed and delivered by all of the parties hereto
and all of the conditions set forth below in this Section 4
shall have been satisfied (the date of such satisfaction
being referred to as the "Tax Rate Adjustment Date"); (b)
                          ------------------------
the Owner Participant shall have received a duly executed and delivered, legal, valid, and binding Lease Amendment
No. 5 and Amendment No. 3 to the Tax Indemnification
Agreement, as amended heretofore ("TIA Amendment No. 3");
(c) the Owner Participant shall have received the replacement Letter of Credit having Maximum Drawing Amounts
(as defined in the Letter of Credit) corresponding to the Modified Special Casualty Values, as adjusted on the date hereof, from The Fuji Bank, Limited, in substantially the form of Exhibit A to the Reimbursement Agreement, in replacement of the existing Letter of Credit; (d) the Owner
Participant shall have received opinions from Owner
Participant's Special Tax Counsel, Lessee's Senior
Attorney, Lessee's Special Counsel, Lessee's NRC Counsel, special counsel and special Japanese counsel to The Fuji
Bank, Limited, and such other opinions as the Owner
Participant shall reasonably request and all such opinions shall be in form and substance satisfactory to the Owner
Participant; (e) no Default, Event of Default, Event of
Loss, Deemed Loss Event, Reimbursement Default,
Reimbursement Event of Default, Indenture Default or
Indenture Event of Default shall have occurred and be continuing; and (f) subject to the satisfaction of any and all other conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement.

          SECTION 5.  Expenses.

          (a)  On the Tax Rate Adjustment Date, (i) the
costs and expenses of the Owner Participant (including, but
not limited to, Owner Participant's computer lease analysis
expenses, out-of-pocket expenses and legal fees and
disbursements of the Owner Participant's counsel and any
financial advisors employed by it) as well as the fees and
expenses (including, but not limited to, all computer lease
analysis and travel related costs) of the Owner Trustee,
the Indenture Trustee, the Collateral Trust Trustee,
Funding Corporation, New Funding Corporation and the
Issuing Bank with respect to the negotiation, execution and
delivery of this Amendment No. 7, Lease Amendment No. 5,
TIA Amendment No. 3, the replacement Letter of Credit, the
transactions contemplated herein and therein and all other
agreements, documents or instruments prepared in connection
therewith and all fees, taxes, expenses and disbursements
incurred by such parties, including, but not limited to,
legal fees and disbursements of their counsel, in
connection with the transactions contemplated hereby and
thereby and (ii) all stenographic, printing, reproduction,
and other out-of-pocket expenses (other than investment
banking or brokerage fees) incurred in connection with the
execution and delivery of this Amendment No. 7, Lease
Amendment No. 5, TIA Amendment No. 3, the replacement
Letter of Credit and all other agreements, documents or
instruments prepared in connection therewith (collectively,
the "Tax Rate Change Transaction Expenses") shall be paid
     ------------------------------------
by the Lessee, on behalf of the Owner Trustee, as Supplemental Rent in accordance with the provisions of this
Section 5, Section 20 of the Facility Lease and Sections
14(b)(2)(b) and (g) of the Participation Agreement.

          (b) Notwithstanding anything in this Section 5 or in Section 14 of the Participation Agreement to the contrary, (i) in the event the transactions contemplated by this Amendment No. 7 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Collateral Trust Trustee, the Owner Trustee, the Owner
Participant, Funding Corporation and New Funding
Corporation in respect of all Tax Rate Change Transaction
Expenses and (ii) in any event, the Lessee shall pay or cause to be paid directly (and not as Supplemental Rent) that portion of the Tax Rate Change Transaction Expenses which exceeds the Tax Rate Change Transaction Expenses payable by the Owner Trustee pursuant to clause (a) above and as indicated on Schedule 1 hereto and shall indemnify and hold the Lessor and the Owner Participant harmless for any such amounts.

          SECTION 6.  Miscellaneous.

          (a)  Execution.  This Amendment No. 7 may be
               ---------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 7 is dated as of the date first above written for convenience
(and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 7 shall not be effective until all such signatures shall have been duly affixed and all conditions precedent set forth in Section 4 hereof shall have been satisfied. This Amendment No. 7 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement.
On and from the Tax Rate Adjustment Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended and modified by Amendment No. 1 thereto dated as of September 1, 1987, Amendment No. 3 thereto dated as of May
16, 1988, Amendment No. 4 thereto dated as of November 1,
1991, Amendment No. 5 thereto dated as of November 24,
1992, Amendment No. 6 thereto dated as of January 12, 1993, and this Amendment No. 7.

          (b)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction
Document, nor constitute, except as expressly provided in this Amendment No. 7, a waiver of any provision of any Transaction Document.

          (c)  Governing Law.  This Amendment No. 7 has
               -------------
been negotiated and delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.

          (d)  Responsibility for Recitals.  The recitals
               ---------------------------
contained herein shall be taken as the statements of the Lessee, and the other parties hereto assume no responsibility for the correctness of the same.














          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment
No. 7 to the Participation Agreement to be duly executed by its respective officers thereunto duly authorized as of the dates set forth below.


PNPP FUNDING CORPORATION

By: \s\ M.A. Ferrucci
   --------------------------
Name:  M.A. Ferrucci

Title: President

Date: October 12, 1994



PNPP II FUNDING CORPORATION

By: \s\ Lannhi Tran
   -------------------------
Name:  Lannhi Tran

Title: Vice President

Date: October 12, 1994



THE FIRST NATIONAL BANK OF BOSTON,
in its individual capacity and as
Owner Trustee under a Trust Agreement,
dated as of March 16, 1987, with the
Owner Participant

By: \s\ J.E. Mogavero
   --------------------------
Name:  J.E. Mogavero

Title: Authorized Officer

Date: October 12, 1994


THE BANK OF NEW YORK, in its individual
capacity and as Indenture Trustee under a Trust Indenture, Mortgage, Security
Agreement and Assignment of Facility Lease dated as of March 16, 1987, as amended with The First National Bank of Boston in its individual capacity and as Owner
Trustee under a Trust Agreement, dated as of March 16, 1987, with the Owner
Participant.

By: \s\ Mary Jane Morrissey
   ----------------------------
Name:  Mary Jane Morrissey

Title: Assistant Vice President

Date: October 12, 1994



OHIO EDISON COMPANY, as Lessee

By: \s\ R.H. Marsh
   --------------------------
Name: R.H. Marsh

Title: Treasurer

Date: October 12, 1994



SECURITY PACIFIC CAPITAL LEASING
  CORPORATION, as Owner Participant

By: \s\ Raleigh W. Klein
   --------------------------
Name: Raleigh W. Klein

Title: Vice President

Date: October 12, 1994

                        SCHEDULE 1
                            TO
                      AMENDMENT NO. 7
                            TO
                  PARTICIPATION AGREEMENT
                  -----------------------

                TAX RATE CHANGE ASSUMPTIONS
                ---------------------------


     SEE WARREN & SELBERT ABC FILE OEPTXSECPACFINR DATED 6-
     OCT-1994 23:35:14, LAST MODIFIED 6-OCT-94 21:51:07 (A
     HARD COPY OF WHICH IS RETAINED IN THE FILES OF OWNER
     PARTICIPANT, LESSEE AND McMANUS & MILES)

1.   Tax Rate Change
     Transaction Expenses     $31,500.00 paid on the Tax
                              Rate Adjustment Date by the
                              Lessee on behalf of the Owner
                              Trustee as Supplemental Rent
                              and amortized for Federal
                              income tax purposes on a
                              straight line basis over the
                              remaining Basic Lease Term.

2.   Owner Participant's
     Marginal Federal
     Tax Rate                 35 percent in 1993 and each
                              year after.

3.   Basic Rent payments      See Schedule 1 to Amendment
                              No. 5 to Facility Lease.

4.   Amortization of Notes    See Exhibits C-1, C-2, C-3
                              and C-4 to Amendment No. 7 to
                              Participation Agreement.

                        SCHEDULE 2
                            TO
                      AMENDMENT NO. 7
                            TO
                  PARTICIPATION AGREEMENT
                  -----------------------

                 RECORDATIONS AND FILINGS
                 ------------------------


UCC-1 Financing Statements and Other Filings

A.   Secretary of Commonwealth, Pennsylvania

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

B.   County Recorder, Summit County, Ohio:

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

C.   Secretary of State, Ohio

          (i)  A financing statement on Form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

                                                  EXHIBIT A
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                              -------------


              [FORM OF LEASE AMENDMENT NO. 5]

                                                  EXHIBIT B
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                              -------------


      [FORM OF AMENDMENT TO REIMBURSEMENT AGREEMENT]

                                              EXHIBITS C-1,
                                          C-2, C-3 and C-4,
                                              respectively,
                                               TO AMENDMENT
                                                   NO. 5 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                              -------------


       [FORMS OF REOPTIMIZED AMORTIZATION SCHEDULES
                 FOR THE FIXED RATE NOTES]

                                                  EXHIBIT D
                                               TO AMENDMENT
                                                   NO. 7 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                              -------------


                 [COPY OF CLOSING LETTER]

                                                I.A.5
                                                 -----
CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 5 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE DATED AS OF MARCH 16, 1987, AS SUPPLEMENTED BY THE SUPPLEMENTAL INDENTURE NO. 1 THERETO, DATED AS OF SEPTEMBER 1, 1987, BY THE SUPPLEMENTAL INDENTURE NO. 2 THERETO, DATED AS OF NOVEMBER 1, 1991, AND BY THE SUPPLEMENTAL INDENTURE NO. 3 THERETO, DATED AS OF JANUARY 1, 1993. THIS AMENDMENT NO. 5 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(b) OF THIS AMENDMENT NO. 5 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

      THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART
___________________________________________________________

AMENDMENT NO. 5
dated as of October 12, 1994
to
FACILITY LEASE
dated as of March 16, 1987,
as amended as of September 1, 1987,
further amended as of November 1, 1991,
further amended as of November 24, 1992,
and further amended as of January 12, 1993,
between
THE FIRST NATIONAL BANK OF BOSTON
not in its individual capacity, but solely
as Owner Trustee under a Trust Agreement,
dated as of March 16, 1987, with
SECURITY PACIFIC CAPITAL LEASING CORPORATION,
as Lessor
and
OHIO EDISON COMPANY,
as Lessee
___________________________________________________________

     Original Facility Lease Recorded on March 19, 1987, at
Mortgage Book Volume 293, Page 184, Lake County, Ohio
Recorder's Office.

     Amendment No. 1 to Facility Lease Recorded at Mortgage
Book Volume ___, Page ___, Lake County, Ohio Recorder's
Office.

     Amendment No. 2 to Facility Lease Recorded at Mortgage
Book Volume ___, Page ___, Lake County, Ohio Recorder's
Office.

     Amendment No. 3 to Facility Lease Recorded at Mortgage
Book Volume __, Page __, Lake County, Ohio Recorder's Office.

     Amendment No. 4 to Facility Lease Recorded at Mortgage
Book Volume ___, Page ___, Lake County, Ohio Recorder's
Office.

          AMENDMENT NO. 5, dated as of October 12, 1994 ("Amendment No. 5"), to the Facility Lease, dated as of March 16, 1987, as amended by Amendment No. 1 thereto, dated as of September 1, 1987 ("Amendment No. 1"), Amendment No. 2 thereto, dated as of November 1, 1991 ("Amendment No. 2"), Amendment No. 3 thereto, dated as of November 24, 1992 ("Amendment No. 3"), and Amendment No. 4 thereto, dated as of January 12, 1993 ("Amendment No. 4"), all as in effect on the date hereof (the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee (the "Lessor") under a Trust Agreement, dated as of March 16, 1987, with SECURITY PACIFIC CAPITAL LEASING CORPORATION, as Owner Participant and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee").


                    W I T N E S S E T H :
                    -------------------

          WHEREAS, the Lessor and the Lessee have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values so as to preserve Owner Participant's Net Economic Return in the event, among other things, of any change ("Tax Rate Change") in the Code enacted into law after the Closing Date and prior to March 19, 2007, which results in the change in the marginal federal income tax rate (the "Tax Rate") applicable to corporations differing from the rate assumed in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L.
103-66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing
Assumptions from 34% to 35%; and

          WHEREAS, as a result of the Tax Rate Change, in order to carry out the provisions of Section 3(d) of the Facility Lease, the Owner Trustee and the Lessee desire to execute this Amendment No. 5 to amend certain Sections of the Facility Lease, amend Appendix A thereto, and amend the schedules of Basic Rent percentages, Casualty Values, Special Casualty Values and Modified Special Casualty Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          WHEREAS, the Indenture Trustee, in connection with the adjustment to the schedules of principal amortization attached to the Outstanding Fixed Rate Notes, has agreed to waive the 60 day notice requirement under Section 2(b) of each of Supplemental Indenture No. 2, dated as of November 1, 1991, and Supplemental Indenture No. 3, dated as of January 1, 1993, to the Indenture and accept a 45 day notice period in lieu thereof; and


          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  Definitions
                      -----------

          For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.  Supplements and Amendments
                      --------------------------

          (a)  Section 3(d) Adjustments to Rent for Change in
               ----------------------------------------------
Tax Rate.  Section 3(d) of the Facility Lease is amended by
- --------
inserting in the fourth line therein immediately after the phrase "if there is any change" the phrase "(`Tax Rate Change')".

          (b)  Section 3(e) Other Adjustments to Rent.
               --------------------------------------
Section 3(e) of the Facility Lease is amended by inserting after the parenthetical contained in the second sentence thereof before the period the following phrase:

     "provided, however, that nothing in this sentence shall
      --------
     be construed so as to impair the preservation of Net Economic Return (or Adjusted Net Economic Return, whichever is applicable) in connection with the adjustments to Basic Rent and the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values pursuant to Section 3(d) or this Section 3(e); provided further that in order to determine the
           ----------------
     foregoing adjustments the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate Assumptions".

          (c)  Definitions.  Appendix A to the Facility Lease
               -----------
is amended as set forth in Amendment No. 7, dated as of October 12, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee, in respect of Appendix A thereto.

          (d)  Schedules.  Schedules 1 through 4 of the
               ---------
Facility Lease are hereby amended as follows:

          (i) Schedule 1 entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with
     Schedule 1 hereto.

         (ii)  Schedule 2 entitled "Schedule of Casualty
     Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

        (iii)  Schedule 3 entitled "Schedule of Special
     Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

         (iv)  Schedule 4 entitled "Schedule of Modified
     Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

          SECTION 3.  Miscellaneous
                      -------------

          (a)  Execution.  This Amendment No. 5 may be
               ---------
executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (b)  Original Counterpart.  The single executed
               --------------------
original of this Amendment No. 5 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 5. No security interest in this Amendment No. 5 may be created or continued through the transfer or possession of any counterpart other than the "Original."

          (c)  Effectiveness.  Although this Amendment No. 5
               -------------
is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto, and this Amendment No. 5 shall become effective as of the Tax Rate Adjustment Date (as defined in Amendment No. 7 to the Participation Agreement) when all conditions precedent to the Tax Rate Adjustment Date shall have been satisfied and this Amendment No. 5 shall have been duly executed and delivered by all of the parties hereto, is executed and shall be construed as an amendment and supple-ment to the Facility Lease, and as provided in the Facility Lease, this Amendment No. 5 forms a part thereof. On and from the Tax Rate Adjustment Date any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as amended and modified by Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4 and this Amendment No. 5, and the Facility Lease, as so amended, remains in full force and effect in accordance with its terms.

          (d)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment No. 5 shall not, except as expressly provided in this Amendment No. 5, operate as a waiver of any right, power or remedy of any party under any Transaction Document nor constitute, except as expressly provided in this Amendment No. 5, a waiver of any provision of any Transaction Document.

          (e)  Governing Law.  This Amendment No. 5 shall be
               -------------
governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the State of Ohio govern the creation of, and perfection of, the leasehold estate hereunder and the exercise of rights and remedies with respect to such leasehold estate and except to the extent that the Federal laws of the United States are mandatorily applicable.

          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Amendment No. 5 to be duly executed as of the date set forth above by their respective officers thereunto duly organized.

                              THE FIRST NATIONAL BANK
                                OF BOSTON, not in its
                                individual capacity, but
                                solely as Owner Trustee
                                under a Trust Agreement,
                                dated as of March 16,
                                1987, with SECURITY
                                PACIFIC CAPITAL LEASING
                                CORPORATION, as Lessor



Attest:\s\ Donna Germano      By \s\James E. Mogavero
       ------------------        -------------------------
Name:  Donna Germano             Name:  James E. Mogavero
Title: Assistant Cashier         Title: Authorized Officer

[Corporate Seal]



                              OHIO EDISON COMPANY,
                                as Lessee



Attest:\s\ T.F. Struck, II    By \s\ R.H. Marsh
       --------------------      ----------------------
Name:  T.F. Struck, II           Name:  R.H. Marsh
Title: Assistant Treasurer       Title: Treasurer

[Corporate Seal]

COMMONWEALTH OF MASSACHUSETTS)
                             : ss.:
COUNTY OF NORFOLK            )


          ON THIS, the 12th day of October, 1994, before me a Notary Public, personally appeared James E. Mogavero, who acknowledged himself to be an Authorized Officer of THE FIRST NATIONAL BANK OF BOSTON, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the national banking association by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                               \s\Shawn Patrick George
                               --------------------------
                                     Notary Public

                               Shawn Patrick George
                               Notary Public
                               My Commission Expires:
                                 September 2, 1999

 STATE OF OHIO   )
                : ss.:
COUNTY OF SUMMIT)


          ON THIS, the 12th day of October, 1994, before me a Notary Public in and for said County and State, personally appeared T.F. Struck, II, who acknowledged himself to be a Assistant Treasurer of OHIO EDISON COMPANY, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                              \s\ Susie M. Hoisten
                              ------------------------
                                     Notary Public

                              Susie M. Hoisten
                              Notary Public
                              Residence - Summit County
                              State Wide Jurisdiction, Ohio
                              My Commission Expires:
                                November 4, 1996

                                                      I.B.
                                                      ----

          CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS AMENDMENT NO. 5 TO FACILITY LEASE OF THE FIRST NATIONAL BANK OF BOSTON, AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, DATED AS OF MARCH 16, 1987, BETWEEN THE FIRST NATIONAL BANK OF BOSTON AND SECURITY PACIFIC CAPITAL LEASING CORPORATION, HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF MARCH 16, 1987, AS SUPPLEMENTED TO THE DATE HEREOF, FOR THE BENEFIT OF THE HOLDERS OF THE NOTES REFERRED TO IN SUCH TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF FACILITY LEASE. THIS AMENDMENT NO. 5 TO FACILITY LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THAT COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES CONTAINS THIS RECEIPT THEREFOR EXECUTED BY THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGES THEREOF AND NO SECURITY INTEREST IN THIS AMENDMENT NO. 5 TO FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THIS EXECUTED ORIGINAL COUNTERPART. SEE SECTION 22(e) OF THE FACILITY LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

          Receipt of this original counterpart of the foregoing Amendment No. 5 To Facility Lease is hereby acknowledged on this ___ day of October, 1994.

                         THE BANK OF NEW YORK,
                           as Indenture Trustee


                         By__________________________
                           Name:
                           Title:

                                              SCHEDULE 1
                                                 TO
                                             AMENDMENT NO. 5
                                            TO FACILITY LEASE


                   BASIC RENT PERCENTAGES
              Security Pacific Capital Leasing



                            $                       %
                       ------------            -----------

 11/30/94              4,627,970.50            3.546799583
  5/30/95              5,915,015.02            4.533169087
 11/30/95              4,816,157.74            3.691023152
  5/30/96              5,635,757.89            4.319151069
 11/30/96              5,631,973.50            4.316250776
  5/30/97              5,915,015.02            4.533169087
 11/30/97              5,915,015.02            4.533169087
  5/30/98              6,916,942.17            5.301029383
 11/30/98              5,504,589.37            4.218625698
  5/30/99              7,229,240.57            5.540369680
 11/30/99              5,813,367.53            4.455268142
  5/30/00              6,703,240.57            5.137252033
 11/30/00              6,703,240.57            5.137252033
  5/30/01              6,703,240.57            5.137252033
 11/30/01              6,703,240.57            5.137252033
  5/30/02              6,703,240.57            5.137252033
 11/30/02              6,412,363.28            4.914328518
  5/30/03              6,703,240.57            5.137252033
 11/30/03              6,703,240.57            5.137252033
  5/30/04              6,703,240.57            5.137252033
 11/30/04              6,703,240.57            5.137252033
  5/30/05              6,703,240.57            5.137252033
 11/30/05              6,703,240.57            5.137252033
  5/30/06              7,229,240.57            5.540369680
 11/30/06              6,847,564.63            5.247859591
  5/30/07              7,229,240.57            5.540369680
 11/30/07              7,229,240.57            5.540369680
  5/30/08              7,229,240.57            5.540369680
 11/30/08              7,229,240.57            5.540369680

                                              SCHEDULE 1
                                                 TO
                                             AMENDMENT NO. 5
                                            TO FACILITY LEASE




                            $                       %
                       ------------            -----------

  5/30/09              7,229,240.57            5.540369680
 11/30/09              7,229,240.57            5.540369680
  5/30/10              7,229,240.57            5.540369680
 11/30/10              7,229,240.57            5.540369680
  5/30/11              7,229,240.57            5.540369680
 11/30/11              7,229,240.57            5.540369680
  5/30/12              7,229,240.57            5.540369680
 11/30/12              7,229,240.57            5.540369680
  5/30/13              7,229,240.57            5.540369680
 11/30/13              7,229,240.57            5.540369680
  5/30/14              7,229,240.57            5.540369680
 11/30/14              7,229,240.57            5.540369680
  5/30/15              7,229,240.57            5.540369680
 11/30/15              7,229,240.57            5.540369680
  5/30/16              6,617,443.05            5.071498241

                                               SCHEDULE 2
                                                  TO
                                              AMENDMENT NO. 5
                                            TO FACILITY LEASE


                       CASUALTY VALUES
              Security Pacific Capital Leasing



                                        % of Facility Cost
                                        -------------------

       11/30/94                             126.0058660
        5/30/95                             125.8090207
       11/30/95                             126.1736994
        5/30/86                             125.7116811
       11/30/96                             125.0311767
        5/30/97                             124.0293219
       11/30/97                             122.9881237
        5/30/98                             121.1494134
       11/30/98                             120.3382365
        5/30/99                             118.2170912
       11/30/99                             117.1038268
        5/30/00                             115.3267939
       11/30/00                             113.5268780
        5/30/01                             111.6329580
       11/30/01                             109.6844902
        5/30/02                             107.6800328
       11/30/02                             105.8383906
        5/30/03                             103.7626834
       11/30/03                             101.6271853
        5/30/04                              99.4328790
       11/30/04                              97.1876596
        5/30/05                              94.8929230
       11/30/05                              92.5632116
        5/30/06                              89.7931635
       11/30/06                              87.2783256
        5/30/07                              84.3824296
       11/30/07                              81.3683218
        5/30/08                              78.2792288

                                               SCHEDULE 2
                                                  TO
                                              AMENDMENT NO. 5
                                            TO FACILITY LEASE




                                        % of Facility Cost
                                        -------------------

       11/30/08                              75.1132807
        5/30/09                              71.8692519
       11/30/09                              68.5488824
        5/30/10                              65.1506079
       11/30/10                              61.6727595
        5/30/11                              58.1083793
       11/30/11                              54.4598789
        5/30/12                              50.7253966
       11/30/12                              46.9028324
        5/30/13                              42.9901403
       11/30/13                              38.9748570
        5/30/14                              34.9304056
       11/30/14                              31.0174056
        5/30/15                              27.2761972
       11/30/15                              23.6010677
        5/30/16                              19.9992461

                                               SCHEDULE 3
                                                  TO
                                              AMENDMENT NO. 5
                                            TO FACILITY LEASE


                   SPECIAL CASUALTY VALUES
              Security Pacific Capital Leasing



                                        % of Facility Cost
                                        -------------------

       11/30/94                             124.5879352
        5/30/95                             124.3251912
       11/30/95                             124.6209086
        5/30/96                             124.0867241
       11/30/96                             123.3306995
        5/30/97                             122.2498145
       11/30/97                             121.1259133
        5/30/98                             119.2006564
       11/30/98                             118.2989106
        5/30/99                             116.0829871
       11/30/99                             114.8705397
        5/30/00                             112.9897143
       11/30/00                             111.0811820
        5/30/01                             109.0735978
       11/30/01                             107.0061831
        5/30/02                             104.8772508
       11/30/02                             102.9053487
        5/30/03                             100.6933277
       11/30/03                              98.4151806
        5/30/04                              96.0715956
       11/30/04                              93.6701597
        5/30/05                              91.2119466
       11/30/05                              88.7111609
        5/30/06                              85.7620879
       11/30/06                              83.0599049
        5/30/07                              79.9679568
       11/30/07                              76.7486854
        5/30/08                              73.4448937
       11/30/08                              70.0542687
        5/30/09                              66.5751212
       11/30/09                              63.0087057
        5/30/10                              59.3529502
       11/30/10                              55.6056544
        5/30/11                              51.7593041
       11/30/11                              47.8157290






                                               SCHEDULE 3
                                                  TO
                                              AMENDMENT NO. 5
                                            TO FACILITY LEASE



                                        % of Facility Cost
                                        -------------------

        5/30/12                              43.7724583
       11/30/12                              39.6267547
        5/30/13                              35.3759052
       11/30/13                              31.0067486
        5/30/14                              26.5919775
       11/30/14                              22.2914472
        5/30/15                              18.1446978
       11/30/15                              14.0451798
        5/30/16                               9.9992461

                                                   SCHEDULE 4
                                                      TO
                                              AMENDMENT NO. 5
                                            TO FACILITY LEASE


              MODIFIED SPECIAL CASUALTY VALUES
              Security Pacific Capital Leasing



                    % of Facility Cost              $
                    ------------------        --------------

 11/30/94              44.839493957           58,507,916.90
  5/30/95              45.566864128           59,457,011.32
 11/30/95              45.032971560           58,760,372.28
  5/30/96              45.141039844           58,901,383.02
 11/30/96              44.967361879           58,674,762.80
  5/30/97              44.941815133           58,641,428.64
 11/30/97              44.917481871           58,609,677.87
  5/30/98              44.906773434           58,595,705.18
 11/30/98              44.528589341           58,102,239.23
  5/30/99              44.559945732           58,143,153.99
 11/30/99              43.637163155           56,939,079.60
  5/30/00              43.630152886           56,929,932.39
 11/30/00              43.196490830           56,364,077.13
  5/30/01              41.995682173           54,797,225.97
 11/30/01              41.174001893           53,725,072.89
  5/30/02              40.320431596           52,611,308.76
 11/30/02              39.429539588           51,448,846.14
  5/30/03              39.185756781           51,130,751.02
 11/30/03              38.278254577           49,946,614.92
  5/30/04              37.337037760           48,718,486.98
 11/30/04              36.515828959           47,646,949.10
  5/30/05              35.678535717           46,554,423.76
 11/30/05              34.836629699           45,455,879.53
  5/30/06              33.847228934           44,164,879.73
 11/30/06              32.876173402           42,897,817.34
  5/30/07              31.319844976           40,867,073.32
 11/30/07              29.118875961           37,995,182.92
  5/30/08              27.533822590           35,926,957.73

                                                   SCHEDULE 4
                                                      TO
                                              AMENDMENT NO. 5
                                            TO FACILITY LEASE



                    % of Facility Cost              $
                    ------------------        --------------

 11/30/08              25.905641417           33,802,458.09
  5/30/09              24.233780860           31,620,964.28
 11/30/09              22.521414292           29,386,617.01
  5/30/10              20.766763111           27,097,095.51
 11/30/10              18.968698214           24,750,926.49
  5/30/11              17.530960976           22,874,923.81
 11/30/11              15.720120115           20,512,084.33
  5/30/12              13.876797644           18,106,861.87
 11/30/12              12.006431497           15,666,352.01
  5/30/13              10.108847996           13,190,328.13
 11/30/13               8.955436264           11,685,321.90
  5/30/14               9.069233073           11,833,807.39
 11/30/14               9.502803177           12,399,542.67
  5/30/15              10.304500632           13,445,621.56
 11/30/15              10.029661580           13,087,003.32
  5/30/16               5.070744327            6,616,459.32

=============================================================


                       AMENDMENT NO. 2

                dated as of January 12, 1993


                             to


                TAX INDEMNIFICATION AGREEMENT


                 dated as of March 16, 1987


                           between


        SECURITY PACIFIC CAPITAL LEASING CORPORATION


                             and


                     OHIO EDISON COMPANY



=============================================================
       Sale and leaseback of an Undivided Interest in Perry Nuclear Power Plant Unit l

=============================================================

          AMENDMENT NO. 2, dated as of January 12, 1993, to TAX INDEMNIFICATION AGREEMENT, dated as of March 16, 1987, as amended by Amendment No. 1 thereto, dated as of November 1, 1991, between SECURITY PACIFIC CAPITAL LEASING CORPORATION, a Delaware corporation (the "Owner Participant"), and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Participation Agreement, dated as of March 16, 1987, among the Owner Participant, the Original Loan Participants listed on
Schedule 1 thereto, PNPP Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix A to the Refinancing Agreement, dated as of November 1, 1991, among the Owner Participant, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement") or Appendix A to the Refinancing Agreement dated as of January 1, 1993, among the Owner Participant, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "1993 Refinancing Agreement").

          WHEREAS, the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, the Lessee and the Owner Participant desire to refinance the Fixed Rate Notes and the Collateral
Lease Bonds and have entered into the 1993 Refinancing
Agreement; and

          WHEREAS, the Owner Participant and the Lessee have heretofore executed the Tax Indemnification Agreement, dated as of March 16, 1987, as amended by Amendment No. 1 thereto, dated as of November 1, 1991 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the transactions contemplated by the 1993 Refinancing Agreement;

         NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1. The preamble thereof is amended by replacing the second sentence thereof in its entirety by the following two sentences:

     "Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Participation Agreement, dated as of March 16, 1987, among the Owner Participant, the Original Loan Participants listed on Schedule 1 thereto, PNPP Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix A to the Refinancing Agreement, dated as of November l, 1991, among the Owner Participant, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement") or Appendix A to the Refinancing Agreement dated as of January 1, 1993, among the Owner Participant, PNPP Funding Corporation, PNPP II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "1993 Refinancing Agreement"). The term "Refinancing Documents" shall mean those documents, instruments, and agreements delivered in connection with any refinancing of the Notes, including, without limitation, the Refinancing Agreement and the 1993 Refinancing Agreement."

          2. Section 1(a)(11) thereof is amended by restating such section in its entirety to read as follows:

          "(11) Except as provided in Section 5 of the Refinancing Agreement and Section 5 of the 1993
     Refinancing Agreement, Basic Rent will be paid on May
     30, 1987 and the Basic Rent Payment Dates."

          3. Section (1)(a)(12) thereof is amended by restating such section in its entirety to read as follows:

          "(12) Except as provided in Section 5 of the Refinancing Agreement and Section 5 of the 1993
     Refinancing Agreement, Basic Rent will be payable in arrears in semi-annual installments during the Basic
     Lease Term and the Renewal Term as set forth in the Facility Lease."

          4.  Section 1(a)(19) thereof is amended by
restating such section in its entirety to read as follows:

          "(19) The Owner Participant will be allowed a deduction for (i) the premium paid with respect to the Purchased Notes and the Purchased Bonds and (ii) the excess of the Redemption Price of the Fixed Rate Notes defeased in 1993 (exclusive of the portion of such Redemption Price representing interest accrued and unpaid on the Fixed Rate Notes from November 30, 1992 up to, but not including, the Refunding Date) over the principal amount thereof in each case in the taxable year of the Owner Participant in which such premium is paid (the "Retirement Premium Deduction"); and the
     Owner Participant will be entitled to take the Retirement Premium Deduction into account in computing the consolidated income tax liability under Federal
     Income Tax Law (and the combined income tax liability under the State Tax Law) of the Group."

          5. Section 1(a)(20) thereof is amended by restating such section in its entirety to read as follows:

          "(20) The Owner Participant will be allowed current deductions for amortization of an amount equal to the Refinancing Transaction Expenses to the extent payable by the Owner Trustee pursuant to Section 15 of the Refinancing Agreement or Section 16(a) of the 1993
     Refinancing Agreement, as the case may be, computed on a straight-line basis from the Purchase Date or the Refunding Date, as the case may be, to the end of the Basic Lease Term (the "Refinancing Amortization
     Deductions"); and the Owner Participant will be entitled to take the Refinancing Amortization
     Deductions into account in computing the consolidated income tax liability under Federal Income Tax Law (and the combined income tax liability under the State Tax
     Law) of the Group."

          This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the Owner Participant and the Lessee have caused this Amendment No. 2 to Tax Indemnification Agreement to be duly executed by their respective officers thereunto duly authorized as of the date set forth below.

                         OHIO EDISON COMPANY


                         By \s\T.F. Struck II, Asst. Treasurer
                            ----------------------------------
                         Dated: January 12, 1993

                         SECURITY PACIFIC CAPITAL
                         LEASING CORPORATION


                         By: \s\ Gail D. Smedal
                             ----------------------------------
                         Dated: January 12, 1993

===========================================================


AMENDMENT NO. 3

dated as of October 12, 1994


to



TAX INDEMNIFICATION AGREEMENT


dated as of March 16, 1987


between




SECURITY PACIFIC CAPITAL LEASING CORPORATION as Owner Participant,


and


OHIO EDISON COMPANY,
as Lessee


===========================================================

Sales and Leaseback of an Undivided Interest in Perry Nuclear Power Plant Unit 1

===========================================================

          AMENDMENT NO. 3, dated as of October 12, 1994
("Amendment No. 3"), to the TAX INDEMNIFICATION AGREEMENT, dated as of March 16, 1987, between SECURITY PACIFIC
CAPITAL LEASING CORPORATION, a Delaware corporation  (the
"Owner Participant") and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee") as amended by Amendment No. 1 thereto dated as of November 1, 1991 and as amended by Amendment No. 2 thereto dated January 12, 1993 (the "Tax
Indemnification Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix A to the Participation Agreement, dated as of March 16, 1987, among the Owner Participant, the Original
Loan Participants listed on Schedule 1 thereto, PNPP
Funding Corporation, The First National Bank of Boston,
Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix
A to the Refinancing Agreement, dated as of November 1, 1991, among Owner Participant, PNPP Funding Corporation,
PNPP II Funding Corporation, The First National Bank of
Boston, the Bank of New York and Ohio Edison Company (the
"Refinancing Agreement") or Appendix A to the Refinancing
Agreement dated as of January 1, 1993, among the Owner
Participant, PNPP Funding Corporation, PNPP II Funding
Corporation, The First National Bank of Boston, the Bank of
New York, and Ohio Edison Company (the "1993 Refinancing
Agreement).

                   W I T N E S S E T H:
                   -------------------

          WHEREAS, the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and the Schedules of Casualty Values, Specialty Casualty Values and Modified
Special Casualty Values in the event of a Tax Rate Change which results in the marginal federal income tax rate applicable to corporations ("Tax Rate") differing from the rate assumed in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing Assumptions from 34% to
35%; and

          WHEREAS, the Lessor and Lessee have entered into Lease Amendment No. 5 amending Schedules 1 through 4 of the
Facility Lease to reflect the increase in the Tax Rate.

          WHEREAS, the Owner Participant and the Lessee have heretofore executed the Tax Indemnification Agreement providing for indemnification by the Lessee against the loss of certain tax benefits;

          WHEREAS, Section 7 of the Tax Indemnification
Agreement requires an adjustment to the Tax Assumptions to reflect adjustments to Basic Rent pursuant to Section 3(d) of the Facility Lease;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Tax Indemnification Agreement is hereby amended as follows:

               (i)  by replacing the words "Transaction
          Documents or the Financing Documents or the Refinancing Documents" or the words "Transaction
          Documents or Financing Documents or the
          Refinancing Documents" with the words
          "Transaction Documents, the Financing Documents, the Refinancing Documents or the Tax Rate
          Adjustment Transaction Documents" throughout such
          Tax Indemnification Agreement, except in Section
          1(a)(13) thereof;

               (ii)  by replacing the words "Transaction
          Documents and the Refinancing Documents" with the words "Transaction Documents, the Refinancing
          Documents and the Tax Rate Adjustment Transaction
          Documents" throughout such Tax Indemnification
          Agreement;

               (iii)  by replacing the words "Transaction
          Documents and the Financing Documents and the Refinancing Documents" with the words
          "Transaction Documents, the Financing Documents, the Refinancing Documents and the Tax Rate
          Adjustment Transaction Documents" throughout such
          Tax Indemnification Agreement;

               (iv)  by replacing the words "any
          Transaction Document or any Financing Document or any Refinancing Document" with the words "any
          Transaction Document or any Financing Document or any Refinancing Document or any Tax Rate
          Adjustment Transaction Document" throughout such
          Tax Indemnification Agreement;

               (v)  by replacing the words "any of the
          Transaction Documents or any of the Refinancing
          Documents" with the words "any of the Transaction
          Documents or any of the Refinancing Documents or any of the Tax Rate Adjustment Transaction
          Documents" throughout such Tax Indemnification
          Agreement; and

               (vi)  by replacing the words "Transaction
          Documents, the Financing Documents, the
          Refinancing Documents" with the words
          "Transaction Documents, the Financing Documents, the Refinancing Documents, the Tax Rate
          Adjustment Transaction Documents" throughout such
          Tax Indemnification Agreement.

          2.   Section 1(a)(8) of the Tax Indemnification
Agreement is hereby amended in its entirety to read, as follows:

          The Owner Participant will be allowed current deductions for amortization of the following amounts
     (the "Amortization Deductions"): (i) an amount equal to Transaction Expenses to the extent payable by the Owner Participant pursuant to Section 14 of the Participation Agreement computed on a straight-line basis over the Basic Lease Term and (ii) an amount equal to the Tax Rate Change Transaction Expenses payable on behalf of the Owner Trustee pursuant to
     Section 5(a) of Amendment No. 7 to the Participation
     Agreement dated the date hereof, computed on a straight-line basis over the period commencing on the Tax Rate Adjustment Date and ending on the last day of the Basic Lease Term; and the Owner Participant will be entitled to take the Amortization Deductions into account in computing the consolidated income tax liability under Federal Income Tax Law (and the combined income tax liability under the State Tax Law) of the Group.

          3.   Section 1(a)(13) of the Tax Indemnification
Agreement is hereby amended by (i) replacing the words "the
Transaction Documents or the Financing Documents or the Refinancing Documents" with the words "the documents dated the Tax Rate Adjustment Date delivered in connection with the tax rate adjustment (the "Tax Rate Adjustment
Transaction Documents"), the Transaction Documents, the
Financing Documents or the Refinancing Documents", (ii) deleting the word "and" immediately before clause (g) and replacing it with "," and (iii) adding the following after clause (g), and before the period:

          "and (h) Supplemental Rent in the amount of the Tax Rate Change Transaction Expenses payable under
     Section 5(a) of Amendment No. 7 to the Participation
     Agreement dated the date hereof".

          4.   Effective on and as of January 1, 1993,
Section 1(a)(14) of the Tax Indemnification Agreement is hereby amended in its entirety to read, as follows:

          "Without giving effect to any credits
     against tax, the Owner Participant's marginal rate under Federal Income Tax Law is
     (i) 39.950685% for its taxable year ending
     December 31, 1987, (ii) 34% for each taxable year thereafter through December 31, 1992, and
     (iii) 35% for its taxable year ended December 31, 1993 and each taxable year thereafter; without giving effect to any credits against tax, the Owner Participant's combined effective rate under the State Tax Law is 8.185%; and such marginal and effective rates will be applicable to each item of income and deduction contemplated by this section 1(a)."

          5.   Sections 1(b)(9) and 2(b)(1) of the Tax
Indemnification Agreement are amended by replacing
"Sections 1(a)(13)(a)-(g)" with "Sections 1(a)(13)(a)-(h)"
in each place it appears.

          6.   Section 2(b)(1) of the Tax Indemnification
Agreement is amended by adding immediately after the words
"of the Lessee", as they appear in subsection (xiv) of said
Section 2(b)(1), the following:

          ", or (xv) any adjustment to Basic Rent or any schedule pursuant to Section 3(d) of the Facility
          Lease"

          7.  Except as amended hereby, the Tax
Indemnification Agreement shall survive and continue in full force and effect.

          8. This Amendment No. 3 may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart).
Each counterpart of this Amendment No. 3, including a signature page executed by each of the parties hereto shall be an original of this Amendment No. 3, but all of such counterparts together shall constitute one instrument.

          9. This Amendment No. 3 shall in all respects be governed by and construed in accordance with the laws of the State of New York.

          IN WITNESS WHEREOF, the Owner Participant and the
Lessee have caused this Amendment No. 3 to the Tax
Indemnification Agreement to be duly executed as of the date set forth above by their respective officers thereunto duly authorized.


OHIO EDISON COMPANY


By: \s\ R.H. Marsh
   -------------------
   Name: R.H. Marsh
   Title: Treasurer


SECURITY PACIFIC CAPITAL
LEASING CORPORATION


By: \s\ Raleigh W. Klein
   -----------------------
  Name: Raleigh W. Klein
  Title: Vice-President

                                               CONFORMED COPY



                         RECEIVABLES
                     FINANCING AGREEMENT

                Dated as of November 28, 1989
         As Amended and Restated as of April 23, 1993


          OES CAPITAL, INCORPORATED, an Ohio corporation (the "Company"), CORPORATE ASSET FUNDING COMPANY, INC., a Delaware corporation ("CAFCO"), and CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent (the "Agent") for the Lenders (as defined in Exhibit I), agree as follows:

          PRELIMINARY STATEMENTS. Certain terms that are capitalized and used throughout this Agreement are defined in
Exhibit I to this Agreement. References in the Exhibits to "the Agreement" refer to this Agreement.

          The Company has and will acquire Receivables in which it is prepared to transfer a security interest in exchange for financing provided by CAFCO. CAFCO is prepared to provide such financing on the terms set forth herein.

          The Company, CAFCO and the Agent are parties to that certain Receivables Financing Agreement, dated as of November 28, 1989, as amended as of March 31, 1991, and as amended and restated as of June 1, 1992 (the "Original
Agreement").

          The parties now desire to amend and restate the Original Agreement in accordance with the terms and conditions set forth below.

          NOW, THEREFORE, the parties agree to amend and restate the Original Agreement in its entirety to read as follows:


                         ARTICLE I.

             AMOUNTS AND TERMS OF THE FINANCING
             ----------------------------------

          SECTION 1.01.  Financing Facility.  (a)  On the
                         ------------------
terms and conditions hereinafter set forth, CAFCO may, in its sole discretion, make advances ("Advances") from time to time during the period from the date hereof to the Payment Date. Under no circumstances shall CAFCO make Advances if after giving effect thereto the aggregate outstanding Principal of Advances, together with the aggregate outstanding "Principal" of "Advances" under the Parallel Purchase Commitment, would exceed the Finance Limit.


          (b) The Company may at any time after April 23, 1994, upon at least five Business Days' notice to the Agent, terminate in whole or reduce in part the unused portion of the Finance Limit; provided that each partial reduction shall
                   --------
be in the amount of at least $1,000,000 or an integral multiple thereof.

          SECTION 1.02.  Making Advances.  Each Advance shall
                         ---------------
be made on notice from the Company to the Agent, given not later than 11:00 A.M. (New York City time) on the third Business Day before the date of such Advance if the Company requests as the CAFCO Rate the CP Rate in connection with such Advance and not later than 11:00 A.M. (New York City time) on the fifth Business Day before the date of such Advance if the Company requests as the CAFCO Rate either the MTN Fixed Rate or the MTN Floating Rate in connection with such Advance. Each such notice of a proposed Advance (i) if the Company requests as the CAFCO Rate the CP Rate in connection with such Advance, shall be by telephone, telecopier, telex or cable, specifying the requested (A) amount of such Advance being requested (such amount, which shall not be less than $1,000,000, being referred to herein as the initial "Principal" of such Advance) and (B) Business Day of such Advance and duration of the initial Fixed Period for such Advance and (ii) if the Company requests as the CAFCO Rate either the MTN Fixed Rate or the MTN Floating Rate in connection with such Advance, shall be by telephone (confirmed immediately in writing) or by telecopier, telegraph, telex or cable, confirmed immediately in writing, in substantially the form of a Notice of Advance and/or CAFCO Rate referred to in Section 1.03, specifying therein the requested (A) amount of the initial Principal of such Advance (which shall not be less than $5,000,000), (B) Business Day of such Advance and duration of the initial Fixed Period for such Advance and (C) the other information to establish such CAFCO Rate as required by Section 1.03. CAFCO shall promptly notify the Agent whether it has determined to make such Advance. The Agent shall promptly thereafter (but in any event on the same day) notify the Company whether CAFCO has determined to make such Advance and whether the conditions for the requested CAFCO Rate set forth in Section 1.03 have been satisfied. On the date of each Advance, CAFCO shall, upon satisfaction of the applicable conditions set forth in
Exhibit II, make available to the Agent the amount of the initial Principal of its Advance by deposit of such amount in same day funds to the Agent's Account, and, after receipt by the Agent of such funds, the Agent will cause such funds to be made immediately available to the Company at Citibank's office at 399 Park Avenue, New York, New York. CAFCO shall on the date of each Advance notify the Agent of the CAFCO Rate for such Fixed Period.

          SECTION 1.03. Determination of CAFCO Rate and Fixed
                        -------------------------------------
Periods Therefor.  (a)  The Company shall request the CAFCO
- ----------------
Rate for each Fixed Period for each Advance by notice from the Company to the Agent (i) in the case of the initial Fixed Period for such Advance, in the notice of the proposed Advance given by the Company pursuant to Section 1.02 and
(ii) in the case of each subsequent Fixed Period for such Advance, given not later than 11:00 A.M. (New York City time) on the first day of such Fixed Period if the Company requests as such CAFCO Rate the CP Rate and not later than 11:00 A.M. (New York City time) on the fifth Business Day before the first day of such Fixed Period if the Company requests as such CAFCO Rate either the MTN Fixed Rate or the MTN Floating Rate. Each such notice (i) if the Company requests as the CAFCO Rate the CP Rate, shall be by telephone, telecopier, telex or cable, specifying in accordance with the other provisions of this Section 1.03 the requested Fixed Period and CAFCO Rate therefor and (ii) if the Company requests as the CAFCO Rate either the MTN Fixed Rate or the MTN Floating Rate, shall be by telephone (confirmed immediately in writing) or by telecopier, telegraph, telex or cable, confirmed immediately in writing, in substantially the form of Exhibit VI hereto (a "Notice of Advance and/or CAFCO
                         ------------------------------
Rate"), specifying therein, in accordance with the other
- ----
provisions of this Section 1.03, the requested Fixed Period and CAFCO Rate therefor (including, in the case of a requested MTN Floating Rate, the requested "Spread" or "Spread Multiplier", "Interest Rate Base", "Index Maturity", and "Interest Reset Dates", specified in such Notice of Advance and/or CAFCO Rate).

          (b) If the Company shall request as the CAFCO Rate for any Fixed Period the CP Rate for such Fixed Period in accordance with subsection (a) above and if the Agent shall approve such request, (i) such CAFCO Rate shall be the CP Rate for such Fixed Period and (ii) such Fixed Period shall be such number of days, not exceeding 270 days, as the Company shall request, and the Agent shall so approve;

provided that if the Agent shall not have received a notice
- --------
requesting such CAFCO Rate, or the Agent shall not have approved such Fixed Period, before 11:00 A.M. (New York City time) on the first day of such Fixed Period and no other Fixed Period or CAFCO Rate shall be otherwise applicable pursuant to the provisions of this Agreement, such Fixed Period shall be one day and the CAFCO Rate for such Fixed Period shall be the CP Rate.

          (c) If the Company shall request as the CAFCO Rate for any Fixed Period the MTN Fixed Rate or the MTN Floating Rate for such Fixed Period in accordance with subsection (a) above and if the Agent shall approve such request and if (in the event that clause (ii) of the definition of "Breakage Increment" contained in Exhibit I applies) the Company and the Agent shall have agreed in writing to the computation of the Breakage Increment for such Fixed Period, (i) such CAFCO Rate shall be the MTN Fixed Rate or the MTN Floating Rate (with, in the case of the MTN Floating Rate, the "Spread" or "Spread Multiplier", "Interest Rate Base", "Index Maturity", and "Interest Reset Dates", specified in such Notice of Advance and/or CAFCO Rate), as so requested, for such Fixed Period and (ii) such Fixed Period shall be such duration, exceeding 270 days but not exceeding three years, as the Company shall request, and the Agent shall approve, in the Notice of Advance and/or CAFCO Rate related thereto; provided
                                                     --------
that if either (A) the Agent shall not have received such Notice of Advance and/or CAFCO Rate, or the Agent shall not have approved such CAFCO Rate or such Fixed Period, before 11:00 A.M. (New York City time) on the fifth Business Day before the first day of such Fixed Period or (B) on or before the first day of such Fixed Period any Person who has agreed to purchase the Medium Term Notes with reference to which such MTN Fixed Rate or MTN Floating Rate is to be determined hereunder refuses to purchase and pay for such Medium Term Notes, then such Fixed Period shall be one day and the CAFCO Rate for such Fixed Period shall be the CP Rate.

          (d)  Anything herein to the contrary
notwithstanding, if the provisions of the definition of "CAFCO Rate" contained in Exhibit I shall specify that the CAFCO Rate for any Fixed Period shall be the Assignee Rate (or such other rate as the Agent and the Company may agree to in writing), the CAFCO Rate for such Fixed Period shall be the Assignee Rate (or such other rate) for such Fixed Period.

          SECTION 1.04.  Repayment and Collateral.  (a)  All
                         ------------------------
Advances shall be due and payable on the Payment Date unless paid sooner pursuant to Section 1.04(c) or 1.05 and shall bear Interest on the unpaid Principal thereof, payable with respect to each Advance on the last day of each Settlement Period relating thereto.

          (b) In order to secure the payment and performance of all of the Company's obligations hereunder, and the payment or repayment of Principal, Interest, the Collection Agent Fee, the Breakage Fee and all other fees, costs and expenses under this Agreement the Company hereby grants to the Agent a continuing security interest in (i) all Pool Receivables now in existence or hereafter created or arising,
(ii) all proceeds thereof, including Collections, and all rights, if any, to any relevant insurance payments due on account thereof, and (iii) all Related Security.

          (c) The Company may, upon at least two Business Days' notice to the Agent, stating the proposed date (which shall be the last day of a Fixed Period for the Advance(s) being prepaid) and aggregate amount of the prepayment, and if such notice is given the Company shall, prepay in whole or in part the outstanding Principal of any Advance(s), together with accrued Interest to the date of such prepayment on the amount of Principal prepaid; provided that (x) each partial
                             --------
prepayment shall be in an aggregate amount for each such Advance not less than $1,000,000 and (y) the Company shall have no right to prepay any Principal except as above provided.

          SECTION 1.05. Collateral Procedures. (a) Collection
                        ---------------------
of the Pool Receivables shall be administered by the Collection Agents, in accordance with the terms of this Agreement and the Collection Agent Agreement. The Company shall provide, or cause to be provided, to the Collection Agents on a timely basis all information needed for such administration.

          (b) Each Collection Agent shall, on each day on which Collections of Pool Receivables are received by it:

               (i)  separately account for and hold as
     collateral for the Lenders, out of such Collections, an amount equal to the Interest and Collection Agent Fee accrued up to such day and not previously set aside;

              (ii)  if such day is neither an Amortization
     Day nor a Provisional Amortization Day, release the remainder of such Collections to the Company; and

             (iii) if such day is an Amortization Day or a Provisional Amortization Day, set aside and hold as collateral the remainder of such Collections; provided
                                                   --------
     that amounts set aside and held as collateral on any Provisional Amortization Day that is subsequently determined not to be an Amortization Day thereupon shall be released in accordance with the preceding paragraph
     (ii).

          (c) The Collection Agents shall deposit into the Agent's Account on the last day of each Settlement Period
Collections held as collateral for the Lenders, to be distributed in accordance with subsection (d) below.

          (d) Upon receipt of funds deposited into the Agent's Account, the Agent shall distribute them as follows:

               (i) if such distribution occurs on a day that is not an Amortization Day or a Provisional Amortization Day, first to the Lenders in payment in full of all accrued Interest and then to the Collection Agents in payment in full of all accrued Collection Agent Fees.

              (ii)  if such distribution occurs on an
     Amortization Day or a Provisional Amortization Day, first to the Lenders in payment in full of all accrued
     Interest (including, without limitation, the Breakage
     Fee for such Advance then payable pursuant to Section
     1.11), second to the Lenders in payment in full of all Principal, third to the Lenders or to the Agent in payment of any other amounts owed by the Company hereunder, and fourth to the Collection Agents in payment in full of all accrued Collection Agent Fees.

          (e) If, on the last day of any Settlement Period, there are not sufficient funds in the Agent's Account to pay the full amount of Principal, Interest, Breakage Fees and other amounts due on such day, the Company shall pay such insufficiency out of its general funds.

          (f)  Except as otherwise specified in this
Agreement, after the Principal, Interest, Breakage Fees and
Collection Agent Fees with respect to all Advances, and any other amounts payable by the Company to the Lenders or the Agent hereunder, have been paid in full, all additional
Collections shall be released to the Company.

          (g) For the purposes of this Agreement, if and to the extent the Agent or the Lenders shall be required for any reason to pay over to an Obligor any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been released to the Company.

          SECTION 1.06.  Fees.  The Company shall pay fees to
                         ----
the Agent for its own account or for the account of CAFCO pursuant to a separate letter agreement dated as of April 23, 1993.

          SECTION 1.07.  Payments and Computations, Etc.  (a)
                         -------------------------------
All amounts to be paid or deposited by the Company or a Collection Agent hereunder or under a Collection Agent Agreement shall be paid or deposited no later than 11:00 A.M. (New York City time) on the day when due to the Agent's Account. Amounts paid or deposited hereunder from collected funds shall be paid or deposited in same day funds.

          (b) The Company shall, to the extent permitted by law, pay interest on any amount not paid or deposited by the Company when due hereunder, at an interest rate per annum equal to 2% per annum above the Alternate Base Rate, payable on demand.

          (c)  Except as otherwise specified in this
Agreement, all computations of interest, fees, and other amounts hereunder shall be made on the basis of a year of 360 days (except that (i) computations of Interest at the Alternate Base Rate shall be made on the basis of a year of 365 or 366 days, as the case may be, (ii) computations of Interest at the MTN Fixed Rate shall be made on the basis of a 360-day year consisting of twelve 30-day months and (iii) computations of Interest at the MTN Floating Rate shall be made on the basis for the computation of interest applicable to the Medium Term Notes with reference to which such MTN Floating Rate is determined hereunder). Whenever any payment or deposit to be made hereunder shall be due on a day other than a Business Day, such payment or deposit shall be made on the next succeeding Business Day and such extension of time shall be included in the computation of such payment or deposit.

          SECTION 1.08.  Dividing or Combining Advances.  The
                         ------------------------------
Company may, on notice to and consent by the Agent received at least three Business Days prior to the last day of any Fixed Period, either (i) divide any Advance into two or more Advances having aggregate Principal equal to the Principal of such divided Advance, or (ii) combine any two or more Advances made on such last day or having Fixed Periods ending on such last day into a single Advance having Principal equal to the aggregate Principal of such Advances.

          SECTION 1.09.  Increased Costs.  (a)  If CNAI, the
                         ---------------
Lenders, any entity which enters into a commitment to fund Advances or acquire interests therein, or any of their respective Affiliates (each an "Affected Person") determines that compliance with any law or regulation or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) affects or would affect the amount of capital required or expected to be maintained by such Affected Person and such Affected Person determines that the amount of such capital is increased by or based upon the existence of any commitment to fund the making or maintenance of Advances or interests therein related to this Agreement or to the funding thereof and other commitments of the same type relating to this Agreement, then, upon demand by such Affected Person (with a copy to the Agent), the Company shall immediately pay to the Agent, for the account of such Affected Person (as a third-party beneficiary), from time to time as specified by such Affected Person, additional amounts sufficient to compensate such Affected Person in the light of such circumstances, to the extent that such Affected Person reasonably determines such increase in capital to be allocable to the existence of any of such commitments; provided that with respect to Affected
                     --------
Persons other than Citibank, N.A., CNAI, CAFCO or any of their respective Affiliates, coverage will be provided only for increases in capital resulting from changes in laws, regulations or guidelines from and after April 23, 1993, and provided further, that to the extent an Affected Person has
- ----------------
received a payment under Section 1.08 (a) of the Parallel Financing Commitment relating to a particular period of time, such payment shall be credited against the amount that such Affected Person would otherwise be entitled to receive under this Section 1.09(a) for the same period of time. A certificate as to such amounts submitted to the Company and the Agent by such Affected Person, setting forth in reasonable detail the basis therefor, shall be conclusive and binding for all purposes, absent manifest error.

          (b) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements referred to in Section 1.10) in or in the interpretation of any law or regulation or (ii) compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to a Lender of agreeing to fund or funding, or maintaining Advances in respect of which Interest is computed by reference to the Eurodollar Rate, then, upon demand by such Lender (with a copy to the Agent), the Company shall immediately pay to the Agent, for the account of such Lender (as a third-party beneficiary), from time to time as specified, additional amounts sufficient to compensate such Lender for such increased costs, provided that to the extent
                                 --------
a Lender has received a payment under Section 1.08(b) of the Parallel Financing Commitment relating to a particular period of time, such payment shall be credited against the amount that such Lender would otherwise be entitled to receive under this Section 1.09(b) for the same period of time. A certificate as to such amounts submitted to the Company and the Agent by such Lender, setting forth in reasonable detail the basis therefor, shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 1.10.  Additional Interest on Advances
                         -------------------------------
Bearing a Eurodollar Rate.  The Company shall pay to a
- -------------------------
Lender, so long as such Lender shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional Interest on the unpaid Principal of each Advance of such Lender during each Fixed Period in respect of which Interest is computed by reference to the Eurodollar Rate, for such Fixed Period, at a rate per annum equal at all times during such Fixed Period to the remainder obtained by subtracting (i) the Eurodollar Rate for such Fixed Period from (ii) the rate obtained by dividing such Eurodollar Rate referred to in clause (i) above by that percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Lender for such Fixed Period, payable on each date on which Interest is payable on such Advance. Such additional Interest shall be determined by such Lender and notified to the Company through the Agent within 30 days after any Interest payment is made with respect to which such additional Interest is requested. A certificate as to such additional Interest submitted to the Company and the Agent by such Lender, setting forth in reasonable detail the basis therefor, shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 1.11.  Breakage Fee and Indemnity.  If any
                         --------------------------
Payment Date for any Advance shall occur prior to the end of any Fixed Period (computed, for purposes of this Section 1.11, without regard to clause (iv) of the definition of "Fixed Period" contained in Exhibit I) for such Advance and the CAFCO Rate for such Fixed Period for such Advance shall be the MTN Fixed Rate or the MTN Floating Rate for such Fixed Period, the Company hereby agrees as follows:

          (a)  The Company shall, if "F" (as defined below)
shall be greater than "R" (as defined below), pay to the
Owner a fee (the "Breakage Fee" for such Advance) to be
                  ------------
computed cumulatively as of each Fee Determination Date for such Advance as follows:

     [P x (F-R)] x [1 - (1 + R/f)-n]
           ---      -------------
     [      f  ]   [      R/f      ]

          where:

          P    =    the amount by which Principal of such
                    Advance is reduced on such Fee
                    Determination Date;

          F    =    if the CAFCO Rate for such Fixed Period
                    shall be the MTN Fixed Rate, the MTN
                    Fixed Rate for such Advance for such
                    Fixed Period; and if the CAFCO Rate for
                    such Fixed Period shall be the MTN
                    Floating Rate, the MTN Floating Rate for such Advance in effect on such Fee
                    Determination Date for such Advance;

          R    =    the highest rate of interest (which will
                    be a fixed interest rate if the MTN Fixed
                    Rate shall apply for such Fixed Period,
                    and which will be a floating interest
                    rate, based on the same "Interest Rate
                    Base" (as identified in the related
                    Notice of Advanced and/or CAFCO Rate) as
                    in effect on such Fee Determination Date,
                    if the MTN Floating Rate shall apply for
                    such Fixed Period) at which the Agent on
                    behalf of the Lender shall be permitted
                    under the Lender's credit and investment
                    policy to reinvest on such Fee
                    Determination Date the amount of "P"
                    above; provided that "R" shall not be
                           --------
                    less than the yield to maturity of U.S.
                    Treasury notes trading closest to par
                    value and maturing within three months of the last day of such Interest Period;

          f    =    the frequency per year (maximum amount of
                    times per year) that Interest for such
                    Advance for such Fixed Period shall be
                    payable; and

          n    =    the number of originally scheduled
                    Settlement Periods (in whole or in part) remaining in such Fixed Period from such Fee Determination Date to the last day of such Fixed Period.

The portion of the Breakage Fee for such Advance computed as of each Fee Determination Date for such Advance shall be payable by the Company within three Business Days after such Fee Determination Date.

          (b) The Company shall, in addition to paying the Breakage Fee for such Advance for such Fixed Period, indemnify and hold harmless the Lender for all losses, costs, liabilities and expenses which such Lender may incur solely as a result of the occurrence of such Payment Date and for which such Lender is not compensated by the payment of such Breakage Fee.

                         ARTICLE II.


         REPRESENTATIONS AND WARRANTIES; COVENANTS;
                       EVENTS OF DEFAULT
         -----------------------------------------

          SECTION 2.01.  Representations and Warranties;
                         -------------------------------
Covenants.  The Company hereby makes the representations and
- ---------
warranties, and hereby agrees to perform and observe the covenants, set forth in Exhibits III and IV, respectively, hereto.

          SECTION 2.02.  Events of Default.  If any of the
                         -----------------
Events of Default set forth in Exhibit V hereto shall occur and be continuing, the Agent shall, at the request, or may with the consent of any Lender, by notice to the Company, declare the Payment Date to have occurred, whereupon the Payment Date shall forthwith occur, and, without limiting the foregoing, all Principal, Interest, fees and all other amounts payable hereunder shall be forthwith due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by the Company, and in addition or separately, may designate another Person to succeed Ohio Edison or Penn Power as Collection Agent; provided that, if the Event of Default relates solely
       --------
to Ohio Edison or Ohio Edison Receivables, only Ohio Edison may be replaced as Collection Agent, and if the Event of Default relates solely to Penn Power or Penn Power Receivables, only Penn Power may be replaced as a Collection Agent; provided further that, automatically upon the
       ----------------
occurrence of any event (without any requirement for the passage of time or the giving of notice) described in paragraph (i) of Exhibit V, the Payment Date shall occur, Ohio Edison and Penn Power shall cease to be the Collection Agents, and CNAI or one of its Affiliates shall become the sole Collection Agent. Upon any such declaration or designation or upon any such automatic termination, the Lenders and the Agent shall have, in addition to the rights and remedies which they may have under this Agreement, all other rights and remedies provided under applicable law, including all rights and remedies under the UCC of a secured party after default.




                        ARTICLE III.

                       INDEMNIFICATION
                       ---------------

          SECTION 3.01.  Indemnities by the Company.  Without
                         --------------------------
limiting any other rights that the Agent or the Lenders or any Affiliate thereof (each, an "Indemnified Party") may have hereunder or under applicable law, the Company hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities to Third Parties (including reasonable attorneys' fees) (all of the foregoing being collectively referred to as "Indemnified Amounts") in each case arising out of or resulting from this Agreement or the use of proceeds of Advances or in respect of any Receivable or any Contract, excluding, however, (x) Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party or (y) any income taxes incurred by such Indemnified Party arising out of or as a result of this Agreement or the making of Advances or in respect of any Receivable or any Contract. Without limiting or being limited by the foregoing, the Company shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts relating to or resulting from any of the following:

               (i)  the failure by the Company, Ohio Edison
     or Penn Power to comply with any applicable law, rule or regulation with respect to any Pool Receivable or the related Contract; or the failure of any Pool Receivable or the related Contract to conform to any such applicable law, rule or regulation;

              (ii) any claim resulting from the sale of the electricity related to any Pool Receivable or the furnishing or failure to furnish such electricity;

             (iii) any products liability claim arising out of or in connection with (a) the electricity which is provided under any Contract or (b) any goods related to a DSM Loan;

              (iv)  reliance on any representation or
     warranty made by the Company (or any of its officers) under or in connection with this Agreement or the Original Agreement which shall have been incorrect in any material respect when made;

               (v)  the failure to create in favor of the
     Agent a valid and perfected prior security interest in Receivables in or purporting to be in the Receivables
     Pool, free and clear of Adverse Claims;

              (vi)  any shortfall in Collections resulting
     from the failure or inability of Ohio Edison to turn over or assign to the Company any security deposit which it holds with respect to an Obligor of a Pool
     Receivable;

             (vii)  any Adverse Claim affecting the Pool
     Receivables arising from the First Mortgage Indenture or the filing or existence of financing statements with respect to the First Mortgage Indenture;

            (viii) any regulatory mandate requiring (a) the extension, amendment or other modification of the terms of any Pool Receivable, (b) the amendment, modification or waiver of any term or condition of any Contract related thereto or (c) a change in the character of the Company's business or in the Credit and Collection Policy which, in either case set forth in this clause
     (c), materially adversely affects the collectibility of the Pool Receivables or the ability of the Company to perform its obligations under this Agreement or the Collection Agent Agreements; or

              (ix) any failure of the Company to use (a) all the proceeds of the Advances to purchase Receivables in accordance with the Ohio Edison Receivables Purchase Agreement and/or, subject to compliance with paragraph 3 of Exhibit II, the Penn Power Receivables Purchase Agreement and (b) to the extent required to maintain the Borrowing Base at a level that is not less than 110% of the sum of the aggregate outstanding Principal of all Advances and the aggregate outstanding "Principal" of all "Advances" under the Parallel Purchase Commitment, all Collections released to it pursuant to Section 1.05(b) to pay Advances and/or purchase Receivables in accordance with the Ohio Edison Receivables Purchase Agreement and/or, subject to compliance with paragraph 3 of Exhibit II, the Penn Power Receivables Purchase Agreement.

                         ARTICLE IV.

                        MISCELLANEOUS
                        -------------

          SECTION 4.01.  Amendments, Etc.  No amendment or
                         ----------------
waiver of any provision of this Agreement or consent to any departure therefrom shall be effective unless in a writing signed by the Agent, as agent for the Lenders, and by the Company, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Lenders or the Agent or the Company to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

          SECTION 4.02.  Notices, Etc.  All notices and other
                         -------------
communications hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and faxed or delivered, to each party hereto, at its address set forth under its name on the signature pages hereof or at such other address as shall be designated by such party in a written notice to the other parties hereto. Notices and communications by facsimile shall be effective when faxed against receipt of answerback.

          SECTION 4.03.  Assignability; Termination.  (a)
The                      --------------------------
Advances, this Agreement and a Lender's rights therein shall be assignable by a Lender and its successors and assigns only to an Eligible Assignee and any such Eligible Assignee may assign such Advances, this Agreement and such rights to any other Eligible Assignee. The Company may not assign its rights hereunder or any interest herein without the prior written consent of the Agent.

          (b) Each assignor shall notify the Agent and the Company of any such assignment and may, in connection with the assignment or participation, disclose to the assignee or participant any information relating to the Company furnished to such assignor by or on behalf of the Company or by the Agent; provided that, prior to any such disclosure, the
       --------
assignee or participant agrees to preserve the confidentiality of any confidential information relating to the Company received by it from any of the foregoing entities.

          (c)  The provisions of Sections 1.09, 1.10, 3.01,
4.04, 4.05 and 4.06 shall survive any termination of this Agreement.

          SECTION 4.04.  Costs, Expenses and Taxes.  (a)  In
                         -------------------------
addition to the rights of indemnification granted under
Section 3.01 hereof, the Company agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery and administration (including periodic audits other than routine annual audits) of this Agreement and the other documents and agreements to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and remedies under this Agreement, and all reasonable costs and expenses, if any (including reasonable counsel fees and expenses), of the Agent, CNAI, the Lenders and their respective Affiliates, in connection with the enforcement of this Agreement and the other documents and agreements to be delivered hereunder.

          (b) In addition, the Company shall pay on demand any and all commissions of placement agents and dealers in respect of Commercial Paper Notes, or Medium Term Notes, or both, issued to fund the making or maintenance of the Advances and any and all stamp and other taxes and fees payable in connection with the execution, delivery, filing and recording of this Agreement or the other documents or agreements to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any liabilities with respect to or resulting from any delay in its paying or omitting to pay such taxes and fees.

          (c) The Company shall also pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by CAFCO or any stockholder of CAFCO ("Other Costs"), including, without limitation, the cost of auditing CAFCO's books by certified public accountants, the cost of rating CAFCO's Commercial Paper Notes or Medium Term Notes, or both, by independent financial rating agencies, the issuance fee in respect of CAFCO's Medium Term Notes charged by and payable to the Agent, the cost of issuing CAFCO's Commercial Paper Notes or Medium Term Notes, or both, the taxes (excluding income taxes) resulting from CAFCO's operations, and the reasonable fees and out-of-pocket expenses of counsel for CAFCO or any counsel for any shareholder of CAFCO with respect to (i) advising CAFCO or any shareholder of CAFCO as to its rights and remedies under this Agreement, (ii) the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered hereunder, (iii) advising CAFCO or any shareholder of CAFCO as to matters relating to CAFCO's operations, or
(iv) advising CAFCO or any shareholder of CAFCO as to the issuance of CAFCO's Commercial Paper Notes or Medium Term Notes, or both, and acting in connection with such issuance; provided that the Company and any other Persons who from time
- --------
to time grant or transfer to CAFCO security or ownership interests in receivables ("Other Companies"), each shall be liable for such Other Costs ratably in accordance with the usage under their respective facilities; and provided further
                                             ----------------
that, if such Other Costs are not attributable to the Company and are attributable to any Other Company, the Company shall not be liable for any such Other Costs; and provided still
                                            --------------
further that, if such Other Costs are attributable to the
- -------
Company and not attributable to any Other Company, the Company shall be solely liable for such Other Costs.

          SECTION 4.05.  No Proceedings.  Each of the
                         --------------
Company, the Agent, each Lender, each Eligible Assignee and each entity which enters into a commitment to purchase interests in the Advances hereby agrees that it will not institute against CAFCO any proceeding of the type referred to in paragraph (i) of Exhibit V so long as any Commercial Paper Notes or Medium Term Notes issued by CAFCO shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

          SECTION 4.06.  Confidentiality.  Unless otherwise
                         ---------------
required by applicable law or any regulatory body or agency having jurisdiction over the Company, Ohio Edison or Penn Power, the Company agrees to maintain the confidentiality of this Agreement (and all drafts thereof) in communications with third parties and otherwise; provided that this
                                  --------
Agreement may be disclosed to (i) third parties to the extent such disclosure is made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent, and (ii) the Company's legal counsel and auditors if they agree (whether in writing or orally) to hold it confidential; provided further that the Company shall have
                ----------------
no obligation of confidentiality in respect of this Agreement (and drafts thereof), other than to refrain from affirmatively publishing or disseminating the contents thereof, to the extent that information with respect thereto becomes available to the public through no fault of the Company.

          SECTION 4.07.  Governing Law; Execution in
                         ---------------------------
Counterparts.  (a)  This Agreement shall be governed by, and
- ------------
construed in accordance with, the law of the State of New
York.

          (b) This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                    OES CAPITAL, INCORPORATED


                    By:  T.F. Struck, II
                         --------------------------
                    Title:  Assistant Treasurer

                    76 South Main Street
                    Akron, Ohio  44308
                    Attention:  Treasurer
                    (TWX 216-384-3772
                    Answerback _______________)


                    CORPORATE ASSET FUNDING COMPANY,
                      INC.

                    By:  Citicorp North America,
                         Inc., as Attorney-in-Fact

                         By:  A. Bovino
                              ---------------------
                              Vice President

                    450 Mamaroneck Avenue
                    Harrison, NY  10528
                    Attention:  Corporate Asset Funding
                    Facsimile No. 914-889-7890




                    CITICORP NORTH AMERICA, INC.,
                      as Agent


                    By:  A. Bovino
                         --------------------------
                         Vice President

                    450 Mamaroneck Avenue
                    Harrison, NY  10528
                    Attention:  Corporate Asset Funding
                    Facsimile No.  914-889-7890

                          EXHIBIT I

                         DEFINITIONS
                         -----------


          As used in the Agreement (including its Exhibits), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Adverse Claim" means a lien, security interest or
           -------------
other charge or encumbrance, or any other type of preferential arrangement.

          "Affiliate" means, as to any Person, any other
           ---------
Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person or is a director or officer of such Person; provided that no
                                         --------
Person shall be deemed to be an Affiliate of an Obligor until Ohio Edison, in the case of Ohio Edison Receivables, or Penn Power, in the case of Penn Power Receivables, shall have knowledge of such fact.

          "Affiliated Obligor" means any Obligor that is an
           ------------------
Affiliate of another Obligor.

          "Agent's Account" means the special account
           ---------------
(account number 40541346) of the Agent maintained at the office of Citibank, N.A. at 399 Park Avenue, New York, New
York.

          "Alternate Base Rate" means a fluctuating interest
           -------------------
rate per annum as shall be in effect from time to time, which rate shall be at all times equal to the higher of:

               (a)   the rate of interest announced publicly
          by Citibank, N.A. in New York, New York, from time to time as Citibank, N.A.'s base rate; or

               (b)   1/2 of one percent above the Federal
          Funds Rate from time to time.

          "Amortization Day" means (i) each day during a
           ----------------
Settlement Period on which the conditions set forth in paragraph 2 of Exhibit II are not satisfied, provided such
                                             --------
conditions remain unsatisfied during such Settlement Period, and (ii) each day which occurs on or after the Payment Date.

          "Assignee Rate" for any Fixed Period for any
           -------------
Advance means an interest rate per annum equal to

               (a) 0.375% plus the Eurodollar Rate for such Fixed Period plus

               (b)   during any period when Ohio Edison's
          long-term public senior debt securities are not rated at least BBB- by Standard & Poor's Corporation or Baa3 by Moody's Investors Services, Inc. or, if any such securities are not publicly rated at such time, the Agent has determined, in its sole discretion, that such securities would not receive such ratings if they were publicly rated), a rate of 1% per annum;

provided that, in the case of
- --------
               (i) any Fixed Period on or prior to the first day of which a Lender shall have notified the Agent that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to fund such Advance at the Assignee Rate set forth above (and such Lender shall not have subsequently notified the Agent that such circumstances no longer exist),

              (ii)  any Fixed Period of one to (and
          including) 29 days,

             (iii) any Fixed Period as to which the Agent does not receive notice, by no later than 12:00 noon (New York City time) on the third Business Day preceding the first day of such Fixed Period, that the related Advance will not be funded by issuance of commercial paper, or

              (iv)  any Fixed Period for an Advance the
          Principal of which allocated to the Lender is less than $500,000,

the "Assignee Rate" for such Fixed Period (but in the case of
     -------------
clause (i) above, only with respect to the portion of the Advance attributable to such Lender) shall be an interest rate per annum equal to the Alternate Base Rate in effect on the first day of such Fixed Period; provided further that the
                                    ----------------
Agent and the Company may agree in writing from time to time upon a different "Assignee Rate."
                  -------------
          "Borrowing Base" means at any time the aggregate of
           --------------
the Outstanding Balances of the Eligible Receivables then in the Receivables Pool reduced by the aggregate amount by which the Outstanding Balance of Eligible Receivables of each Obligor then in the Receivables Pool exceeds the product of
(A) the Concentration Limit for such Obligor multiplied by
(B) the Outstanding Balance of the Eligible Receivables then in the Receivables Pool.

          "Breakage Fee" has the meaning specified in Section
           ------------
1.11.

          "Breakage Increment" means, (i) for any Advance for
           ------------------
which the CAFCO Rate for any Fixed Period shall be either an MTN Fixed Rate, or an initial MTN Floating Rate, which is less than 12% per annum and at any time during such Fixed Period, an amount equal to the Breakage Fee for such Advance at such time, computed in accordance with the formula contained in Section 1.11(a) but giving effect to the Breakage Increment Adjustments described below, (ii) for any Advance for which the CAFCO Rate for any Fixed Period shall be either an MTN Fixed Rate, or an initial MTN Floating Rate, which is equal to or higher than 12% per annum and at any time during such Fixed Period, an amount to be determined by a computation to which the Agent and the Company shall have agreed in writing pursuant to Section 1.03(c), and (iii) for any Advance at any other time, zero. The "Breakage Increment Adjustments" shall, in the determination at any time of the Breakage Increment for any Advance for any Fixed Period, be:

          "P" in the formula contained in Section 1.11(a) shall equal the entire amount of the Principal of such Advance at such time, and

          "R" in such formula shall equal the fixed interest rate per annum borne by Medium Term Notes, if any, issued by the Lender of such Advance on the date of such determination and having a term equal to the period from such date to the last day of such Fixed Period, or, if there shall be no such Medium Term Notes, the fixed interest rate per annum which would be borne by Medium Term Notes if issued by such Lender on the date of such determination for such a term, such rate to be the average of quotations for such rate received by the Agent from two securities dealers of recognized standing selected by the Agent, adjusted to the nearest 1/8 of 1% per annum or, if there is no nearest 1/8 of 1% per annum, to the next higher 1/8 of 1% per annum.

          "Business Day" means any day on which (i) banks are
           ------------
not authorized or required to close in New York City or Akron, Ohio, and (ii) if this definition of "Business Day" is utilized in connection with the Eurodollar Rate, dealings are carried out in the London interbank market.

          "CAFCO" means Corporate Asset Funding Company, Inc.
           -----
and any successor or assign of CAFCO that is a receivables investment company which in the ordinary course of its business issues commercial paper or other securities to fund its acquisition and maintenance of receivables.

          "CAFCO Rate" for any Fixed Period for any Advance
           ----------
means one of the following rates, as determined for such Fixed Period in accordance with the terms and conditions of
Section 1.02 or 1.03;

               (i)  the CP Rate for such Fixed Period, or

              (ii) the MTN Fixed Rate for such Fixed Period, or

             (iii) the MTN Floating Rate in effect from time to time for such Fixed Period;

provided that if the Lender shall not, at any time and for
- --------
any reason, fund its Advance or maintenance of such Advance for such Fixed Period by its issuing Commercial Paper Notes or Medium Term Notes, the "CAFCO Rate" for such Fixed Period
                           ----------
shall then be the Assignee Rate for such Fixed Period or such other rate as the Agent and the Company shall agree to in writing; and provided further that, if the Lender so requests
             ----------------
and the Company consents thereto, the "CAFCO Rate" for any
                                       ----------
Fixed Period of one day shall be the Assignee Rate for such Fixed Period.

          "Code" shall mean the Internal Revenue Code of
           ----
1986, as the same may be amended from time to time.

          "Collateral Report" means a report, in
           -----------------
substantially the form of Annex A hereto, furnished by a Collection Agent to the Agent pursuant to the Collection
Agent Agreement.

          "Collection Agent" means, to the extent the Company
           ----------------
does not act as such, Ohio Edison, with respect to the Ohio Edison Receivables, and Penn Power, with respect to the Penn Power Receivables, or if at any time Ohio Edison or Penn Power or the Company, as the case may be, is prevented from acting as such pursuant to the terms of a Collection Agent Agreement, such other Person then authorized pursuant to the Collection Agent Agreement to administer and collect Pool Receivables.

          "Collection Agent Agreement" means an agreement
           --------------------------
among the Company, the Collection Agent (if not the Company) and the Agent, in form and substance satisfactory to them, governing the appointment and responsibilities of a Collection Agent as to administration and collection of all or part of the Pool Receivables, and requiring such Collection Agent to perform its obligations set forth in the Agreement.

          "Collection Agent Fee" shall mean the collection
           --------------------
agent fee referred to in a Collection Agent Agreement.

          "Collections" means, with respect to any
           -----------
Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of Related Security with respect to such Receivable, prior to the time the same are released to the Company.

          "Commercial Paper Note" means a promissory note
           ---------------------
having a term not exceeding 270 days.

          "Concentration Limit" for any Obligor means at any
           -------------------
time 3%, or such other percentage ("Special Concentration Limit") for such Obligor designated by the Agent in writing delivered to the Company; provided that, with respect to
                          --------
Receivables relating to DSM Loans, the Special Concentration Limit for any Obligor shall, unless otherwise approved by the


Agent, be $1,500,000; provided further that, in the case of
                      ----------------
an Obligor with any Affiliated Obligor, the Concentration
Limit shall be calculated as if such Obligor and such
Affiliated Obligor are one Obligor; provided still further
                                    ----------------------
that the Agent may cancel any Special Concentration Limit upon three Business Days' notice to the Company.

          "Contract" means (a) any of the Tariffs and (b) an
           --------
agreement between Ohio Edison or the Company, as the case may be, and an Obligor, pursuant to which such Obligor shall be obligated to repay the DSM Loan made by Ohio Edison or the Company, as the case may be, to such Obligor.

          "Controlled Group" means all members of a
           ----------------
controlled group of corporations and all trades or businesses
(whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Section 414 of the Code.

          "CP Rate" for any Fixed Period for any Advance
           -------
means the interest rate per annum equivalent to the rate (or if more than one rate, the weighted average of the rates) at which Commercial Paper Notes of the Lender having a term equal to such Fixed Period and to be issued to make or maintain the Advance by such Lender may be sold by any placement agent or dealer selected by such Lender, as agreed between each such agent or dealer and such Lender and notified by such Lender to the Agent and the Collection Agent; provided that, if the rate (or rates) as agreed
       --------
between any such agent or dealer and such Lender with regard to any Fixed Period for any Advance is a discount rate (or rates), the "CP Rate" for such Fixed Period shall be the rate
            -------
(or if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum.

          "Credit and Collection Policy" means those
           ----------------------------
receivables credit and collection policies and practices in effect on the date of the Agreement and described in Schedule
II, as modified in compliance with the Agreement.




          "Debt" means (i) indebtedness for borrowed money,
           ----
(ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of kinds referred to in clauses (i) through (iv) above, and (vi) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

          "Default" means any condition, act or event which,
           -------
with notice or lapse of time or both, would constitute an Event of Default.

          "Default Ratio" means the ratio (expressed as a
           -------------
percentage) computed as of the last day of each calendar month by dividing (i) the aggregate Outstanding Balance of all Pool Receivables that were Defaulted Receivables on such day or that would have been Defaulted Receivables on such day had they not been written off the books of the Company during such month by (ii) the aggregate Outstanding Balance of all Pool Receivables on such day.

          "Defaulted Receivable" means a Receivable:
           --------------------
               (i) as to which any payment, or part thereof, remains unpaid for 90 days (x) from the original date when billed or (y), in the case of a Receivable arising from a DSM Loan, from the due date of such payment (it being understood that, if any payment, or any part thereof, in respect of a DSM Loan remains unpaid for 90 days from the due date of such payment, or part thereof, all amounts payable and to be paid in respect of such DSM Loan, including principal, interest, and other amounts, shall constitute a Defaulted Receivable);

              (ii)  as to which the Obligor thereof or any
          other Person obligated thereon or owning any Related Security in respect thereof has taken any action, or suffered any event to occur, of the type described in paragraph (i) of Exhibit V; or

             (iii)  which, consistent with the Credit and
          Collection Policy, would be written off the Company's books as uncollectible.

          "Designated Obligor" means, at any time, each
           ------------------
Obligor; provided that any Obligor shall cease to be a
         --------
Designated Obligor upon three Business Days' notice by the Agent to the Company.

          "DSM Loan" means an extension of credit by Ohio
           --------
Edison or the Company, pursuant to Ohio Edison's Demand Side Management Project Financing Program, to a commercial or industrial customer of Ohio Edison in order to finance qualified energy efficiency projects of such customer.

          "Eligible Assignee" means Citibank, N.A., CNAI or
           -----------------
any of their Affiliates, any Person managed by Citibank, N.A., CNAI or any of their Affiliates, or any financial or other institution which is acceptable to the Agent and approved by the Company, which approval shall not be unreasonably withheld.

          "Eligible Receivable" means, at any time, a
           -------------------
Receivable:

               (i)  the Obligor of which (A) is a United
          States resident, (B) is not an Affiliate of any of the parties hereto or of Ohio Edison or Penn Power, and (C) is not a government or a governmental subdivision or agency (except, in the case of this clause (C), for such Receivables as shall not, in the aggregate for all such governmental Obligors, have an Outstanding Balance at such time in excess of 10% of the aggregate Outstanding Balance of all Pool Receivables at such time);

              (ii)  the Obligor of which is a Designated
          Obligor and is not the Obligor of any Defaulted Receivables which in the aggregate constitute 5% or more of the aggregate Outstanding Balance of all Receivables of such Obligor;

             (iii)  which is not a Defaulted Receivable;

              (iv)  which, in the case of Receivables other
          than Receivables arising from a DSM Loan, if not paid in full, would allow Ohio Edison or Penn
          Power, as the case may be, to shut off electric service to the Obligor thereof not later than 120 days after the original billing date thereof;

               (v)  the nature of which is such that its
          financing with the proceeds of Commercial Paper Notes issued by CAFCO would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and which, except for Receivables arising from DSM Loans, is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended;

              (vi) which is an "account" or, in the case of Receivables arising from DSM Loans, a "general intangible", within the meaning of Section 9-106 of the UCC of the applicable jurisdictions governing the perfection of security interests therein;

             (vii) which is denominated and payable only in United States dollars in the United States;

            (viii)  which arises under a Contract which,
          together with such Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Receivable and is not subject to any dispute, offset, counterclaim or defense whatsoever (except the potential discharge in bankruptcy of such Obligor);

              (ix) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which neither the Company nor Ohio Edison is in violation of any such law, rule or regulation in any material respect;

               (x)  which (A) satisfies all applicable
          requirements of the Credit and Collection Policy and (B) complies with such other reasonable criteria and requirements as the Agent may from time to time specify to the Company upon 30 days' notice, which notice shall only apply to Receivables originating after the expiration of such 30 day period; and

              (xi)  which, in the case of a Receivable
          arising from a DSM Loan, represents the payments
          due from the Obligor thereof for a period of not
          more than 60 months thereafter, provided that
                                          --------
          Receivables arising from DSM Loans shall not, in the aggregate for all such Receivables, have an Outstanding Balance at any time in excess of $50,000,000.

          "ERISA" means the Employee Retirement Income
           -----
Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

          "Eurocurrency Liabilities" has the meaning assigned
           ------------------------
to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

          "Eurodollar Rate" means, for any Fixed Period, an
           ---------------
interest rate per annum equal to the rate per annum at which deposits in U.S. dollars are offered by the principal office of Citibank, N.A. in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Fixed Period in an amount substantially equal to the Principal associated with such Fixed Period on such first day and for a period equal to such Fixed Period.

          "Eurodollar Rate Reserve Percentage" for a Lender
           ----------------------------------
for any Fixed Period in respect of which Interest is computed by reference to the Eurodollar Rate means the reserve percentage applicable two Business Days before the first day of such Fixed Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or if more than one such percentage shall be applicable, the daily average of such percentages for those days in such Fixed Period during which any such percentage shall be so applicable) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Lender with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the interest rate on Eurocurrency Liabilities is determined) having a term equal to such Fixed Period.

          "Event of Default" has the meaning specified in
           ----------------
Exhibit V.

          "Federal Funds Rate" means, for any period, a
           ------------------
fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent.

          "Fee Determination Date" means (i) for any Advance
           ----------------------
for purposes of the computation of the Breakage Fee for such Advance under Section 1.11, each day on which an amount of Principal of such Advance is reduced and (ii) for any Advance for purposes of the computation of the Breakage Fee under the definition of 'Breakage Increment' contained in this Exhibit I, each time such calculation is made.

          "Finance Limit" means $120,000,000 (or such larger
           -------------
amount as the Company may request in writing, each such request setting forth the amount of the requested increase, which in the case of any such request shall not be less than $5,000,000, and Citibank shall consent to, provided that the
                                           --------
Finance Limit shall in no event exceed $170,000,000), as such amount may be reduced pursuant to Section 1.01(b).
References to the unused portion of the Finance Limit shall mean, at any time, the Finance Limit, as then reduced pursuant to Section 1.01(b) or as set forth below, minus the sum of the then outstanding Principal of Advances under the Agreement and the then outstanding "Principal" of "Advances" under the Parallel Purchase Commitment. Furthermore, on each day on which the Company reduces (other than by use) the unused portion of (or terminates) the "Commitment" under the Parallel Purchase Commitment, the Finance Limit automatically shall reduce by the same amount (or so terminate).



          "First Mortgage Indenture" means the indenture
           ------------------------
between Ohio Edison and Bankers Trust Company, as Trustee, dated as of August 1, 1930, as heretofore and hereafter supplemented and amended.

          "Fixed Period" means, with respect to any Advance,
           ------------
a period determined pursuant to Section 1.02 or 1.03 provided
                                                     --------
that

          (i) any Fixed Period in respect of which Interest is computed by reference to the Assignee Rate shall be a period from one to and including 29 days, or a period of one, two or three months, as the Company may select as provided above;

         (ii) any Fixed Period (other than of one day) which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day (provided that, if Interest is computed by reference to
      --------
     the Eurodollar Rate and such Fixed Period would otherwise end on a day which is not a Business Day, and there is no subsequent Business Day in the same calendar month as such day, such Fixed Period shall end on the next preceding Business Day);

        (iii)  in the case of any Fixed Period of one day,
     (A) if such Fixed Period is the initial Fixed Period for an Advance, such Fixed Period shall be the day such Advance is made; (B) any subsequently occurring Fixed Period which is one day shall, if the immediately preceding Fixed Period is more than one day, be the last day of such immediately preceding Fixed Period, and, if the immediately preceding Fixed Period is one day, be the day next following such immediately preceding Fixed Period; and (C) if such Fixed Period occurs on a day immediately preceding a day which is not a Business Day, such Fixed Period shall be extended to the next succeeding Business Day;

         (iv)  in the case of any Fixed Period for any
     Advance which commences before the Payment Date and could otherwise end on a date occurring after the Payment Date, such Fixed Period shall end on the Payment
     Date and the duration of each Fixed Period which commences on or after the Payment Date shall be of such duration as shall be selected by the Agent; and

          (v) any Fixed Period during which Interest is computed at the Alternative Base Rate as a result of the application of clause (iii) of the proviso to the definition of Assignee Rate shall be the greater of one day or such number of days (not to exceed 270 days) as the Company shall select (after the application of such clause (iii)) and the Agent shall approve on notice by the Company received by the Agent (including notice by telephone confirmed in writing) not later than 11:00 a.m. (New York City time) on the first Business Day preceding the first day of such Fixed Period.

          "Interest" means for each Advance for any Fixed
           --------
Period:

                   IR x P x ED  + LF + BF
                            --
                              +BI

          where:

          IR   =    the CAFCO Rate for such Advance for such
                    Fixed Period;

          P    =    the Principal of such Advance during such
                    Fixed Period;

          BI   =    that number of days comprising a year
                    which is the basis for computing the
                    CAFCO Rate for such Advance for such
                    Fixed Period;

          ED   =    the actual number of days elapsed during
                    such Fixed Period;

          LF   =    the Liquidation Fee, if any, for such
                    Advance for such Fixed Period; and

          BF   =    the Breakage Fee, if any, for such
                    Advance for such Fixed Period;

provided that no provision of this Agreement shall require
- --------
the payment or permit the collection of Interest in excess of the maximum permitted by applicable law; and provided
                                             --------
further that Interest for any Advance shall not be considered
- -------
paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

          "Lenders" means CAFCO and all other owners by
           -------
assignment or otherwise of an Advance and, to the extent of the undivided interests so purchased, shall include any participants.

          "Liquidation Fee" means, for each Advance for any
           ---------------
Fixed Period (computed without regard to clause (iv) of the definition of "Fixed Period") during which an Amortization Day occurs and for which the CAFCO Rate shall be neither the MTN Fixed Rate nor the MTN Floating Rate, the amount, if any, by which (i) the additional Interest (calculated without taking into account any Liquidation Fee) which would have accrued during such Fixed Period on the reductions of Principal of such Advance relating to such Fixed Period (as so computed) if such reductions had remained as Principal, exceeds (ii) the income, if any, received by the Lender investing the proceeds of such reductions of Principal.

          "Medium Term Note" means a promissory note having a
           ----------------
term exceeding 270 days but not exceeding three years.

          "MTN Fixed Rate" for any Fixed Period for any
           --------------
Advance means the fixed interest rate per annum offered by the Lender in respect of Medium Term Notes issued or to be issued by such Lender for a term (or a remaining term) equal to such Fixed Period and to be used by such Lender to make or maintain the Advance, such fixed interest rate per annum to be notified by or on behalf of such Lender to the Agent and the Collection Agent.

          "MTN Floating Rate" for any Fixed Period for any
           -----------------
Advance means the floating interest rate per annum (determined by reference to an interest rate formula) in effect from time to time offered by the Lender in respect of Medium Term Notes issued or to be issued by such Lender for a term (or a remaining term) equal to such Fixed Period and to be used by such Lender to make or maintain the Advance, such floating interest rate per annum to be notified by or on behalf of such Lender to the Agent and the Collection Agent.

          "Multiemplover Plan" shall mean a multiemployer
           ------------------
plan as defined in Section 4001(a)(3) of ERISA.

          "Notice of Advance and/or CAFCO Rate" has the
           -----------------------------------
meaning specified in Section 1.03.

          "Obligor" means a Person obligated to make payments
           -------
pursuant to a Contract.

          "Ohio Edison" means Ohio Edison Company, an Ohio
           -----------
corporation.

          "Ohio Edison Agreement" means an agreement between
           ---------------------
Ohio Edison and the Agent, in form and substance satisfactory to them, pursuant to which Ohio Edison agrees, among other things, to transfer certain Receivables.

          "Ohio Edison Receivable" means a Receivable arising
           ----------------------
under a Contract under which Ohio Edison provides electric service or, in connection with a Receivable arising from a DSM Loan, a Receivable the Obligor of which is a commercial or industrial customer of Ohio Edison.

          "Ohio Edison Receivables Purchase Agreement" means
           ------------------------------------------
the Receivables Purchase Agreement between the Company and Ohio Edison annexed to the Ohio Edison Agreement as Exhibit
A.

          "Outstanding Balance" of any Receivable at any time
           -------------------
means the then outstanding principal balance thereof.

          "Parallel Purchase Commitment" means the
           ----------------------------
Receivables Financing Agreement, dated as of November 28, 1989, as amended and restated as of June 1, 1992, and as further amended and restated as of the date hereof, among the Company, Citibank, N.A., and CNAI, individually and as Agent, as the same may, from time to time, be amended, modified or supplemented.

          "Payment Date" means the earlier of (a) April 23,
           ------------
1996, or (b) the earlier of the date determined pursuant to
Section 2.02 or the date the Finance Limit reduces to zero or
(c) any date that an Event of Default has occurred and is not waived by the Agent.

          "PBGC" shall mean the Pension Benefit Guaranty
           ----
Corporation referred to and defined in ERISA and any successor thereto.

          "Penn Power" means Pennsylvania Power Company, a
           ----------
Pennsylvania corporation.

          "Penn Power Agreement" means an agreement between
           --------------------
Penn Power and the Agent, in form and substance satisfactory to them, pursuant to which Penn Power agrees, among other things, to transfer certain Receivables.

          "Penn Power Receivable" means a Receivable arising
           ---------------------
under a Contract under which Penn Power provides electric service.

          "Penn Power Receivables Purchase Agreement" means
           -----------------------------------------
the Receivables Purchase Agreement between the Company and Penn Power annexed to the Penn Power Agreement as Exhibit A.

          "Person" means an individual, partnership,
           ------
corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

          "Plan" shall mean at any time an employee pension
           ----
benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under Section 412 of the Code and is maintained by a member of the Controlled Group for employees of a member of the Controlled Group.

          "Pool Receivable" means an Ohio Edison Receivable
           ---------------
or a Penn Power Receivable in the Receivables Pool.

          "Principal" of any Advance means the original
           ---------
amount of such Advance paid to the Company pursuant to the Agreement, or such amount divided or combined in accordance with Section 1.08, in each case reduced from time to time by Collections distributed or payments made on account of such Principal pursuant to Section 1.05; provided that if such
                                    --------
Principal shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Principal shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

          "Provisional Amortization Day" means each day that
           ----------------------------
would be an Amortization Day but for the proviso in clause
(i) of the definition of "Amortization Day."

          "Receivable" means the indebtedness of any Obligor
           ----------
under a Contract to the extent that the Company has the right to receive payment thereof either in its own right or because the right to receive payment thereof has been (or is purported to have been) transferred to it, and includes the right to payment of any interest and finance charges, or other obligations, if any, with respect thereto.

          "Receivables Pool" means at any time the
           ----------------
aggregation of each then outstanding Receivable in respect of which the Obligor is a Designated Obligor at such time or was a Designated Obligor on the date of the initial creation of a security interest in such Receivable under the Agreement.

          "Related Security" means with respect to any
           ----------------
Receivable, all right, title and interest of the Company in:

          (i) all other security interests or liens from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

         (ii) all guaranties, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

          "Settlement Period" for any Advance means each
           -----------------
period commencing on the first day and ending on the last day of each Fixed Period for such Advance, and, on and after the Payment Date, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent or, in the absence of any such selection, each period of thirty days from the last day of the immediately preceding Settlement Period; provided that until the Payment
                             --------
Date, during any Fixed Period for such Advance for which the CAFCO Rate shall be the MTN Fixed Rate or the MTN Floating Rate, "Settlement Period" for such Advance means each period
       -----------------

of three months (or a shorter period if the last day of such Fixed Period shall earlier occur) during such Fixed Period, the initial Settlement Period during such Fixed Period for such Advance commencing on the first day of such Fixed Period and ending on the day which occurs three months from such first day, and each subsequent Settlement Period during such Fixed Period for such Advance commencing on the last day of the immediately preceding Settlement Period for such Advance and ending on the earlier of (i) the day which occurs three months from such last day or (ii) the last day of such Fixed Period.

          "Tariff" means each of the tariffs pursuant to
           ------
which Ohio Edison or Penn Power shall provide electricity to certain Obligors from time to time and pursuant to which such Obligors shall be obligated to pay for such electricity from time to time.

          "Termination Event" shall mean (i) a Reportable
           -----------------
Event described in Section 4043 of ERISA and the regulations issued thereunder (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC under such regulations), or (ii) the withdrawal of the Company or any member of the Controlled Group from a Plan during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a plan amendment as a termination under Section 4041(c) of ERISA, or
(iv) the institution of proceedings to involuntarily terminate a Plan by the PBGC, or (v) the appointment by the appropriate United States District Court of a trustee to administer a Plan, or (vi) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

          "Third Parties" means any Person other than the
           -------------
parties to the Agreement, Ohio Edison and Penn Power.

          "UCC" means the Uniform Commercial Code as from
           ---
time to time in effect in the specified jurisdiction.

                         - - - - - -

          Other Terms.  All accounting terms not specifically
          -----------
defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in
Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                         EXHIBIT II

                   CONDITIONS OF ADVANCES
                   ----------------------

          1.   Conditions Precedent to Initial Advance.  The
               ---------------------------------------
initial Advance under the Agreement is subject to the conditions precedent that the Agent shall have received on or before the date of such Advance the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

          (a) Certified copies of the resolutions of the Board of Directors of the Company approving the Agreement and certified copies of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Agreement;

          (b) A certificate of the Secretary or Assistant Secretary of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Agreement and the other documents to be delivered by it thereunder;

          (c) Certified copies of all documents evidencing necessary corporate action and governmental approvals, if any, with respect to Ohio Edison, including certified copies of the resolutions of the Board of Directors of Ohio Edison approving the Ohio Edison Agreement, the Ohio Edison Receivables Purchase Agreement and the Collection Agent Agreement to which Ohio Edison is a party;

          (d)  A certificate of the Secretary or Assistant
Secretary of Ohio Edison, certifying the names and the signatures of the officers of Ohio Edison, authorized to sign the Collection Agent Agreement to which Ohio Edison is a party, the Ohio Edison Agreement and the Ohio Edison
Receivables Purchase Agreement;

          (e) Acknowledgment copies of proper financing statements (including financing statements evidencing the transfer of Ohio Edison Receivables from Ohio Edison to the Company), duly filed on or before the date of such initial Advance under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the security interests contemplated by the Agreement;

          (f) Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person (other than the Company) in the Ohio Edison Receivables or Related Security previously granted by the Company or Ohio Edison;

          (g) Completed requests for information, dated on or before the date of such initial Advance, listing the financing statements referred to in subsection (e) above and all other effective financing statements filed in the jurisdictions referred to in subsection (e) above that name the Company or Ohio Edison as debtor, together with copies of such other financing statements (none of which shall cover any Ohio Edison Receivables or Related Security);

          (h)  The Ohio Edison Agreement;

          (i) Favorable opinions of counsel for the Company and Ohio Edison covering the matters referred to in Annex C hereto and such other matters as the Agent may reasonably request;

          (j)  The Collection Agent Agreement to which Ohio
Edison is a party;

          (k)  A favorable opinion of Kaye, Scholer, Fierman,
Hays & Handler, counsel for the Agent, as the Agent may reasonably request;

          (l) A favorable opinion of Kaye, Scholer, Fierman, Hays & Handler, counsel for the Agent, addressed to CAFCO and the dealer for the commercial paper of CAFCO, as to the correctness of the representation and warranty of the Company set forth in paragraph (k) of Exhibit III, substantially in the form previously delivered by the Agent to such counsel; and

          (m) A completed Collateral Report, dated within 10 days from the date of the initial Advance.

          2.   Conditions Precedent to All Advances.  (a)
               ------------------------------------
Each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance the following statements shall be true (and acceptance of the proceeds of such Advance shall be deemed a representation and warranty by the Company that such statements are then true):

          (i) The representations and warranties contained in Exhibit III are correct on and as of the date of such Advance as though made on and as of such date,

         (ii) No event has occurred and is continuing, or would result from such Advance, that constitutes a Default or an Event of Default, and

        (iii) On such date, all of Ohio Edison's long-term public senior debt securities are rated at least BBB by Standard & Poor's Corporation or Baa3 by Moody's Investors Service, Inc., or, if such debt securities are not publicly rated on such date, the Agent has determined, in its sole discretion, that such debt securities would receive such ratings if they were publicly rated, and (b) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.

          3.   Conditions Precedent to Initial Advance
               ---------------------------------------
Relating to Penn Power Receivables.  The initial Advance
- ----------------------------------
under the Agreement relating to Penn Power Receivables is subject to the conditions precedent that (i) the Agent shall have received on or before the date of such Advance the following, each (unless otherwise indicated) dated such date, in form and substance satisfactory to the Agent:

          (a) Certified copies of all documents evidencing necessary corporate action and governmental approvals, if any, with respect to Penn Power, including certified copies of the resolutions of the Board of Directors of Penn Power approving the Collection Agent Agreement to which it is a party, the Penn Power Agreement and the Penn Power
Receivables Purchase Agreement;

          (b) A certificate of the Secretary or Assistant Secretary of Penn Power certifying the names and the signatures of the officers of Penn Power authorized to sign the Collection Agent Agreement to which it is a party, the Penn Power Agreement and the Penn Power Receivables Purchase Agreement;

          (c) The Penn Power Agreement; and the Agreement shall have been modified, to the extent (if any) appropriate, to take into account the creation of the Penn Power
Agreement;

          (d) Favorable opinions of counsel for Penn Power covering the matters referred to in Annex C hereto as they relate to Penn Power and such other matters as the Agent may reasonably require;

          (e)  The Collection Agent Agreement to which Penn
Power is a party;

          (f) A completed Collateral Report, dated within 10 days from the date of the initial Advance relating to Penn
Power;

          (g) Acknowledgment copies of proper financing statements (including financing statements evidencing the transfer of Penn Power Receivables from Penn Power to the Company), duly filed on or before the date of such initial Advance under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the security interests contemplated by the Agreement;

          (h) Acknowledgment copies of proper financing statements, if any, necessary to release all security interests and other rights of any Person (other than the Company) in the Penn Power Receivables or Related Security previously granted by the Company or Penn Power; and

          (i) Completed requests for information dated on or before the date of such initial Advance, listing the financing statements referred to in subsection (g) above and all other effective financing statements filed in the jurisdictions referred to in subsection (g) above that name the Company or Penn Power as debtor, together with copies of such other financing statements (none of which shall cover any Penn Power Receivables or Related Security);

and (ii) the Agent shall have received such other approvals, opinions or documents as it may reasonably request.

          4.   Conditions Precedent to Amendment and
               -------------------------------------
Restatement.  This amendment and restatement of the Original
- -----------
Agreement shall become effective when, and only when, all of the following shall have occurred:

          (a) the Agent shall have received counterparts of this amendment and restatement executed by the Company, CAFCO, and the Agent, of an Ohio Edison Agreement in form and substance satisfactory to the Agent executed by Ohio Edison, and, if requested by the Agent, of an Amendment to the Ohio Edison Receivables Purchase Agreement in form and substance satisfactory to the Agent; and

          (b) the Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by the Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Agent:

               (i)  Certified copies of (A) the resolutions
     of the Board of Directors of (x) the Company approving this amendment and restatement (y) Ohio Edison approving the Agreements referred to in subsection (a) above to which Ohio Edison is a party and the matters contemplated hereby and thereby (B) all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to this Amendment, such other documents, and the matters contemplated hereby and thereby;

              (ii)  A certificate of the Secretary or an
     Assistant Secretary of (x) the Company certifying the names and true signatures of its officers authorized to sign this Amendment and the other documents to be delivered hereunder and (y) Ohio Edison certifying the names and true signatures of its officers authorized to sign the Agreements referred to in subsection (a) above to which Ohio Edison is a party;

             (iii) Acknowledgment copies or stamped receipt copies of proper financing statements, duly filed under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the security interests contemplated by the Agreement as amended hereby (to the extent not previously filed);

              (iv)  A favorable opinion of counsel for the
     Company and Ohio Edison, in form and substance satisfactory to the Agent; and

               (v) A certificate signed by a duly authorized officer of the Company stating that:

                    (i)  The representations and warranties
          contained in Exhibit III to the Agreement are correct on and as of the date of such certificate as though made on and as of such date, and

                   (ii)  No event has occurred and is
          continuing which constitutes an Event of Default or would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


                         EXHIBIT III

               REPRESENTATIONS AND WARRANTIES
               ------------------------------


          The Company represents and warrants as follows:

          (a)  The Company is a corporation duly
incorporated, validly existing and in good standing under the laws of Ohio. Penn Power is a corporation duly incorporated, validly existing and in good standing under the laws of Pennsylvania and is a wholly owned subsidiary of Ohio Edison.

          (b) The execution, delivery and performance by the Company of the Agreement and the other documents to be delivered by it thereunder, including the Company's use of the proceeds of Advances, are within the Company's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Company's charter or code of regulations, (ii) any law, rule or regulation applicable to the Company, (iii) any contractual restriction binding on or affecting the Company or its property or (iv) any order, writ, judgment, award, injunction or decree binding on or affecting the Company or its property, and do not result in or require the creation of any lien, security interest or other charge or encumbrance upon or with respect to any of its properties (except as specifically contemplated by the Agreement). The Agreement has been duly executed and delivered by the Company.

          (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by the Company of the Agreement or any other document to be delivered thereunder.

          (d) The Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject, however, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

          (e) The consolidated balance sheets of Ohio Edison and its consolidated subsidiaries as of December 31, 1988, and the related statements of income and retained earnings and cash flows of Ohio Edison and its consolidated subsidiaries for the twelve month period then ended, each as certified by Ohio Edison's Comptroller, copies of which have been furnished to the Agent, fairly present the consolidated financial condition of Ohio Edison and its consolidated subsidiaries as of such date and the results of operations for the respective periods covered by said statements of income and retained earnings all in accordance with generally accepted accounting principles consistently applied, and since December 31, 1988, there has been no material adverse change in any such condition or operations which, after being made known to the Agent, has been found by the Agent to be objectionable.

          (f) There is no pending or threatened action or proceeding affecting the Company or any of its subsidiaries before any court, governmental agency or arbitrator which the Company reasonably expects to materially adversely affect the financial condition of the Company or any of its subsidiaries or the ability of the Company to perform its obligations under the Agreement, or which purports to affect the legality, validity or enforceability of the Agreement.

          (g) No proceeds of any Advance will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934.

          (h) The Company is the legal and beneficial owner of the Pool Receivables and Related Security free and clear of any Adverse Claim; the Lenders will acquire a valid and perfected first priority security interest in each Pool Receivable now existing or hereafter arising and in the Related Security and Collections with respect thereto, subject, however, to the provisions of Section 552(a) of the Bankruptcy Reform Act of 1978, and except that rights as to Receivables that first arise after (i) any default in the payment of interest by Ohio Edison on its first mortgage bonds, so long as such default continues, or (ii) the occurrence of a completed default specified in Section 73 of the First Mortgage Indenture, so long as such completed default continues, may be subject to the lien of the First Mortgage Indenture. No Effective financing statement or other instrument similar in effect covering any Pool Receivable or the Related Security or Collections with respect thereto is on file in any recording office, except those filed in favor of the Agent relating to the Agreement.

          (i) Each Collateral Report (if prepared by the Company or one of its Affiliates, or to the extent that information contained therein is supplied by the Company or an Affiliate), information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by or on behalf of the Company to the Agent or CAFCO in connection with the Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent or CAFCO, as the case may be, at such time) as of the date so furnished, and no such document knowingly contains or will contain any untrue statement of a material fact or knowingly omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

          (j) The principal place of business and chief executive office of the Company and the office where the Company keeps its records concerning the Pool Receivables are located at the address referred to in Section 4.02, and the corresponding locations for Ohio Edison and Penn Power are 76 South Main Street, Akron, Ohio 44308 and 1 East Washington Street, New Castle, Pennsylvania 16103, respectively; or, by notice to the Agent in accordance with paragraph (b) of
Exhibit IV, at such other locations in jurisdictions where all actions reasonably requested by the Agent to protect and perfect the security interest in the Pool Receivables have been taken and completed.

          (k) The making of the Advances pursuant to the Agreement will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) except for Receivables arising from DSM Loans, an acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

          (l) The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

          (m) The Ohio Edison Receivables Purchase Agreement is (and when executed, the Penn Power Receivables Purchase
Agreement will be) in full force and effect.











                         EXHIBIT IV

                          COVENANTS
                          ---------


          Covenants of the Company.  Until the later of the
          ------------------------
Payment Date or the date on which no Principal of any Advance shall be outstanding:

          (a)  Compliance with Laws, Etc.  The Company will
               --------------------------
comply in all material respects with all applicable laws, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications, and privileges except to the extent that the failure so to comply with such laws, rules and regulations or the failure so to preserve and maintain such existence, rights, franchises, qualifications, and privileges would not materially adversely affect the collectibility of the Receivables Pool or the ability of the Company to perform its obligations under the Agreement or the Collection Agent Agreements.

          (b)  Offices, Records and Books of Account.  The
               -------------------------------------
Company will keep its principal place of business and chief executive office and the office where it keeps its records concerning the Pool Receivables at the address of the Company referred to in Section 4.02 or, upon 30 days' prior written notice to the Agent, at any other locations in a jurisdiction where all action required by paragraph (j) of Exhibit III shall have been taken; and will cause Ohio Edison and Penn Power to send 30 days' prior written notice of a change in their respective principal place of business, Chief Executive Office or the office where they respectively keep records concerning Pool Receivables. The Company also will provide for administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Pool Receivables in the event of the destruction of the originals thereof), and keep and maintain, or cause to be kept and maintained, all documents, books, records and other information reasonably necessary or advisable for the collection of all Pool Receivables (including, without limitation, records adequate to permit the identification of each Pool Receivable and all collections of and adjustments to each existing Pool Receivable).

          (c)  Performance and Compliance with Contracts and
               ---------------------------------------------
Credit and Collection Policy.  The Company will, at its
- ----------------------------
expense, require Ohio Edison and Penn Power, as Collection Agents, to timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Pool Receivables, and timely and fully comply in all material respects with its Credit and Collection Policy in regard to each Pool Receivable and the related Contract.

          (d)  Sales, Liens, Etc.  The Company will not sell,
               ------------------
assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pool Receivable, or any Related Security, or Collections, or upon or with respect to any account to which any Collections of any Pool Receivable are sent to be held as collateral for the Lenders, or assign any right to receive income in respect thereof.

          (e)  Extension or Amendment of Receivables.  Except as
               -------------------------------------
provided in the Collection Agent Agreements, the Company will not extend, amend or otherwise modify the terms of any Pool Receivable, or amend, modify or waive any term or condition of any Contract related thereto except as required by regulatory mandate.

          (f)  Chance in Business or Credit and Collection
               -------------------------------------------
Policy.  The Company will not make any change in the character of
- ------
its business or in the Credit and Collection Policy that would, in either case, materially adversely affect the collectibility of the Pool Receivables or the ability of the Company to perform its obligations under the Agreement or the Collection Agent Agreements, except as required by regulatory mandate.

          (g)  Audits.  (i)  The Company will, from time to time
               ------
during regular business hours as requested by the Agent, permit the Agent, or its agents or representatives, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Company relating to Pool Receivables and the Related Security, including, without limitation, the related Contracts, and (B) to visit the offices and properties of the Company for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to Pool Receivables and the Related Security or the Company's performance hereunder with any of the officers or employees of the Company having knowledge of such matters.

          (ii) The Lenders and the Agent each agree to maintain the confidentiality of all information with respect to the Company furnished or delivered to it pursuant to subsection (i) above; provided that such information may be disclosed (A) to
       --------
such party's legal counsel and auditors if they agree (whether in writing or orally) to hold it confidential, or (B) to the extent required by applicable law or by any court, regulatory body or agency having jurisdiction over such party; provided further that
                                            ----------------
such party shall have no obligation of confidentiality in respect of any information which may be generally available to the public or becomes available to the public through no fault of such party.

          (h)  Change in Payment Instructions to Obligors.  The
               ------------------------------------------
Company will not make any change in its instructions to Obligors regarding payments to be made pursuant to a Contract, unless the Agent shall have received notice of such change.

          (i)  Reporting Requirements.  The Company will provide
               ----------------------
to the Agent the following:

               (i) as soon as available and in any event within 60 days after the end of the first three quarters of each fiscal year of Ohio Edison, balance sheets of Ohio Edison and its consolidated subsidiaries, if any, and of Penn Power, as of the end of such quarter, and consolidated statements of income and retained earnings of Ohio Edison and its consolidated subsidiaries, if any, and statements of income and retained earnings of Penn Power, for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by a principal financial or accounting officer of Ohio Edison or of Penn Power, as the case may be;

              (ii   as soon as available and in any event within
     120 days after the end of each fiscal year of Ohio Edison, a copy of the annual report for such year for Ohio Edison and its subsidiaries, and for Penn Power, containing financial statements for such year reported on by nationally recognized independent public accountants;

             (iii) as soon as possible and in any event within five days after the occurrence of each Default or Event of Default, a statement of the chief financial officer of the Company setting forth details of such Default or Event of Default and the action that the Company has taken and proposes to take with respect thereto;

              (iv) promptly after the sending or filing thereof, copies of all reports that Ohio Edison or Penn Power send to their public security holders, and copies of all reports and registration statements that Ohio Edison or any subsidiary files with the Securities and Exchange Commission or any national securities exchange;

               (v) as soon as possible and in any event (i) within 30 days after the Company or any member of the Controlled Group knows or has reason to know that any Termination Event described in clause (i) of the definition of Termination Event with respect to any Plan has occurred and (ii) within 10 days after the Company or any member of the Controlled Group knows or has reason to know that any other Termination Event with respect to any Plan has occurred, a statement of the chief financial officer of the Company describing such Termination Event and the action, if any, which the Company or such member of the Controlled Group proposes to take with respect thereto, together with a copy of the notice of such Termination Event, if any, given to the PBGC;

              (vi)  promptly and in any event within five
     Business Days after receipt thereof by the Company or any member of the Controlled Group from the PBGC, copies of each notice received by the Company or any such member of the Controlled Group of the PBGC's intention to involuntarily terminate any Plan or to have a trustee appointed to administer any Plan;

             (vii) within 10 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code of a notice of failure to make a required installment or other payment with respect to a Plan, a statement of the chief financial officer of the Company setting forth the details as to such failure and the action that the Company proposes to take with respect thereto together with a copy of any such notice given to the PBGC;

            (viii) promptly and in any event within 30 days after the filing thereof with the Internal Revenue Service, copies of each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) with respect to each Plan;

              (ix)  promptly and in any event within five
     Business Days after receipt thereof by the Company or any member of the Controlled Group from a Multiemployer Plan, a copy of each notice received by the Company or any member of the Controlled Group concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

               (x)  at least ten Business Days prior to any
     change in the Company's name, a notice setting forth the new name and the effective date thereof; and

              (xi)  such other information respecting the
     Receivables or the condition or operations, financial or otherwise, of Ohio Edison or Penn Power or any of their subsidiaries as the Agent may from time to time reasonably request.

          (j)  First Mortgage Indenture.  The Company will notify
              ------------------------
the Agent in writing promptly upon the occurrence of an event of default or an event which with notice or lapse of time or both would constitute an event of default or default under the First Mortgage Indenture.

          (k)  Tangible Net Worth.  The Company will at all times
               ------------------
maintain an excess of total tangible assets over total liabilities of not less than $10,000,000 and, on the last Business Day of each month, will cause such excess to be not less than (i) $10,000,000, plus (ii) the Breakage Increment (as calculated as of the previous Business Day) so long as all Lenders shall have provided the Company with the information needed to calculate the amount, plus (iii) an amount equal to the applicable percentage set forth below of the outstanding balance of any DSM Loan for the indicated category of the rating of the Obligor in respect of such DSM Loan according to the Credit and Collection Policy:

     Obligor Rating Category  Percentage
     -----------------------  ----------

             A-rated             10%
             B-rated             20%
             C-rated             50%
             unrated            100%.


          (1)  Working Capital.  The Company will at all times
               ---------------
maintain an excess of current assets over current liabilities.








                            EXHIBIT V

                        EVENTS OF DEFAULT
                        -----------------



          Each of the following shall be an "Event of Default":

          (a) The Company shall fail to make any payment when due on account of Principal or Interest; or

          (b) The Company shall fail to make any payment when due on account of any other amount owing under the Agreement and such default shall continue unremedied for a period of five
Business Days; or

          (c) The Collection Agent (if the Company or any of its Affiliates) (i) shall fail to perform or observe any term, covenant or agreement under the Agreement or under a Collection Agent Agreement (other than as referred to in clause (ii) of this paragraph (c)) and such failure shall remain unremedied for ten calendar days after written notice thereof is provided to the Company or (i) shall fail to make when due any payment or deposit to be made by it under the Agreement or a Collection Agent Agreement and such failure shall remain unremedied for ten calendar days; or

          (d) The Company shall fail to transfer to the Agent when requested pursuant to the Agreement or a Collection Agent
Agreement, any rights which the Company then has as Collection
Agent; or

          (e) Any representation or warranty made or deemed made by the Company, or Ohio Edison or Penn Power (or any of their respective officers) under or in connection with the Agreement, the Original Agreement, the Ohio Edison Agreement or the Penn Power Agreement or any information or report delivered by the Company pursuant to the Agreement or Ohio Edison pursuant to the Ohio Edison Agreement or Penn Power pursuant to the Penn Power Agreement shall prove, when made or deemed made or delivered, to have been incorrect or untrue in any respect material to the performance by the Company, Ohio Edison or Penn Power of their respective obligations under the Agreement, the Ohio Edison Agreement or the Penn Power Agreement or to the legality, validity or enforceability of the Agreement, the Ohio Edison Agreement or the Penn Power Agreement; or

          (f) The Company, Ohio Edison or Penn Power shall fail to perform or observe any other term, covenant or agreement contained in the Agreement, the Ohio Edison Agreement or the Penn Power Agreement, on its part to be performed or observed and any such failure shall remain unremedied for 30 days after written notice thereof shall have been given to the Company, Ohio Edison or Penn Power, as the case may be, by the Agent; or

          (g) The Company, Ohio Edison or Penn Power or any of their subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt (other than the Advances) when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment or a specified mandatory redemption provision unrelated to a default or event of default), prior to the stated maturity thereof; or

          (h) The security interest created pursuant to the Agreement for any reason (except pursuant to the release provisions of Section 1.04) cease to constitute a valid and perfected first priority security interest in each Pool
Receivable and the Related Security and Collections with respect thereto; or

          (i) The Company, Ohio Edison or Penn Power, or any of their subsidiaries shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company, Ohio Edison or Penn Power, or any of their subsidiaries, seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company, Ohio Edison or Penn Power, r any of their subsidiaries, shall take any corporate action to authorize any of the actions set forth above in this paragraph
(i); or

          (j) As of the last day of any calendar month, the Default Ratio shall exceed 7.5% and such Default Ratio shall not be returned to no more than 7.5% by the 15th day of the succeeding calendar month; or

          (k) The Borrowing Base shall for a period of five consecutive Business Days be less than 110% of the sum of the aggregate outstanding Principal of all Advances and the aggregate outstanding "Principal" of all "Advances" under the Parallel Purchase Commitment; or

          (l) There shall have occurred any event which may be reasonably expected to materially adversely affect (x) the collectibility of the Pool Receivables generally or (y) the ability of the Company generally to collect Pool Receivables or otherwise perform its obligations under the Agreement or a Collection Agent Agreement; or

          (m) Ohio Edison shall cease to own directly or indirectly 100% of each class of voting stock of the Company; or

          (n) There shall have occurred an event of default, or an event which with lapse of time, or an event as to which notice has been given and with lapse of time, would constitute an event of default under the First Mortgage Indenture.

                           EXHIBIT VI


               NOTICE OF ADVANCE AND/OR CAFCO RATE
               -----------------------------------
        [For the MTN Fixed Rate or the MTN Floating Rate]


                             [Date]


Citicorp North America, Inc.,
  as Agent for CAFCO
  under the Agreement
  referred to below.
  (Address]

Ladies and Gentlemen:

          The undersigned, OES Capital, Incorporated, refers to the Receivables Financing Agreement, dated as of November 28, 1989, as amended and restated as of June 1, 1992, and as further amended and restated as of April 23, 1993 (the "Agreement", the terms defined therein being used herein as therein defined; references to an index or interest rate base not otherwise defined herein are to such index or interest rate base as defined in CAFCO's Private Placement Memorandum, dated September 18,
1992), among the undersigned, Corporate Asset Funding Company, Inc., and Citicorp North America, Inc., as Agent, and hereby gives you notice, irrevocably, pursuant to Section 1.02 and 1.03 of the Agreement that the undersigned [requests an Advance under the Agreement, and in that connection] requests that [such Advance and] the [initial] [next succeeding] Fixed Period therefor and the CAFCO Rate for such Fixed Period be as follows:

          (i) The Business Day of the [proposed Advance and] first day of such Fixed Period is _____________, 19__.

         (ii) The amount of the [proposed Advance and] Principal for the Advance for such Fixed Period is $__________.

        (iii)  The CAFCO Rate for such Fixed Period for [PAGE 2
     OF DRAFT MISSING]



THE FOREGOING IS HEREBY APPROVED:

CITICORP NORTH AMERICA, INC., as Agent



By:____________________________________
              Vice President

                                                      ANNEX A

                      OES CAPITAL, INC.

                      COLLATERAL REPORT
                         Input Form
                         ----------

Reporting Period:   Month     3
                    Day       31
                    Year      93

     Enter Full Dollar Amounts for All Receivables

                                RECEIVABLES AGING SCHEDULE

                       Electricity        DSM
                          Sales          Loans          Total
                         -----           -----          -----
A) Unbilled                0               0              0

B) Current to 30 Days      0               0              0

C) 31 - 60 Days            0               0              0

D) 61 - 90 Days            0               0              0

E) Over 90 Days            0               0              0
                         -----           -----          -----
Total Receivables          0               0              0
                         =====           =====          =====

F) D&M Loans Receivables Maturing in more than 60 months  0

G) Total Advances                                         0
   1)  Advances attributable to Electricity Sales         0
       (Total Electricity Sales/Total Receivables)     0.00%
   2)  Advances attributable to DSM Loans                 0
       (Total DSM Loans/Total Receivables)             0.00%

H) Collections During Period                              0

I) Working Capital Amount as of 31-Mar-93                 0

J) Tangible Net Worth as of     31-Mar-93                 0

K) Accrued, Unpaid Liquidation Fee (Per Agent)            0

L) Accrued Unpaid Coll. Agent Fee (Per Agent)             0

M) Assignee Rate (Per Agent)                           0.00%

N) Gross Write-offs during the current period             0

                 SPECIAL CONCENTRATION INPUT
                      OES CAPITAL, INC.
                     COLLATERAL REPORT
              ---------------------------------

                          Electricity
                              Sales   Concentration
Obligor Name                 Balance      Limit      Excess
- -------------------------    -------  -------------- ------

Governmental Receivables         0               0       0
Potomac Electrical Power Co.     0      13,000,000       0
General Public Utilities         0       4,500,000       0
Allegheny Power System           0      12,000,000       0
General Motors                   0       5,000,000       0
Warren Consolidated Ind.         0               0       0
Obligor G                        0               0       0
Obligor H                        0               0       0
Obligor I                        0               0       0
Obligor J                        0               0       0
                                                       ---
Total Electricity Sales Excess Concentrations            0
                                                       ===

                 SPECIAL CONCENTRATION INPUT
                      OES CAPITAL, INC.
                      COLLATERAL REPORT
                 ---------------------------

                               DSM
                              Loans   Concentration
Obligor Name                 Balance      Limit      Excess
- -------------------------    -------  -------------- ------

Obligor A                        0       1,500,000       0
Obligor B                        0       1,500,000       0
Obligor C                        0       1,500,000       0
Obligor D                        0       1,500,000       0
Obligor E                        0       1,500,000       0
Obligor F                        0       1,500,000       0
Obligor G                        0       1,500,000       0
Obligor H                        0       1,500,000       0
Obligor I                        0       1,500,000       0
Obligor J                        0       1,500,000       0
                                                       ---
Total DSM Loans Excess Concentrations                    0
                                                       ===

                    DSM OBLIGOR BALANCES
                      OES CAPITAL, INC.
                      COLLATERAL REPORT
                    --------------------
            (A)         (B)         (C)     [(B) - (C)] x (A)

                                 Defaulted
                        DSM      DSM Loans      Tangible
                       Obligor   Purchased By   Net Worth
Category        %      Balance   Ohio Edison    Increment
- ------------- -----    -------   ------------   ---------

Category A     10.00%      0           0             0
Category B     20.00%      0           0             0
Category C     50.00%      0           0             0
Category
 Unrated      100.00%      0           0             0
                                     ---
Total DSM Loans Purchased
 by Ohio Edison                        0           ---
                                     ===
Total Tangible Net Worth Increment                   0
                                                   ===
                MTN Breakage Fee Calculation

     (P)     (F)      (R)      (f)      (n)      Breakage
                                                    Fee
                                                 --------
1)   0       0.00%    0.00%    0        0            0
2)   0       0.00%    0.00%    0        0            0
3)   0       0.00%    0.00%    0        0            0
4)   0       0.00%    0.00%    0        0            0
5)   0       0.00%    0.00%    0        0            0
                             ---      ---          ---
Total MTN Breakage Fee                               0
                                                   ===
P) Principal Reduction Amount
F) Original Rate of Interest
R) Highest current rate of interest
f) Maximum number of times interest payable per year
n) Number of originally scheduled settlement periods remaining in fixed period
  Section 1.11(a) If F > R, Breakage Fee =
                    [P x {(F - R)/f}] x [{1 - {(1 +
                    (R/f))-(-n)}/(R/f)

                          OES CAPITAL, INC.
                            AGING SCHEDULE
                          ----------------




                                                    Weighted Days
Days from                                            Total Equals
Bill Date       Agings ($)  Agings (%)  Days Factor  Avg.Maturity
- ---------       ----------  ----------  -----------  ------------
Unbilled                 0       0.00%
Current to 30 Days       0       0.00%       15         0.00
31 - 60 Days             0       0.00%       45         0.00
61 - 90 Days             0       0.00%       75         0.00
Over 90 Days             0       0.00%      105         0.00
                       -----    ------                 -----
Total                    0       0.00%                  0.00
                       =====    ======                 =====

                         COMPLIANCE REVIEW
                         -----------------

(1) Total Receivables Pool                              0
(2) Defaulted Receivables (Over 90 Days)                0
(3) Excess Governmental Receivables
     (excess of 10% x Total Pool)                       0
(4) DSM Loans Receivables Maturing in more
     than 60 months                                     0
(5) Outstanding Balance of Eligible Receivables
     [(1)-(2)-(3)-(4)]                                  0
(6) Balance in Excess of Concentration Limits           0
(7) Borrowing Base [(5)-(6)]                            0
(8) Total Advances                                      0
(9) Advances Coverage Ratio [(7) / (8)] -
     Must Be at Least 110%                           0.00% FAILED
(10) Default Ratio [((2) + Gross Write-offs) / (1)] -
      Must not exceed 7.5%                           0.00% PASSED
(11) Defaulted DSM Loans purchased by Ohio
      Edison by the 15th of:
                            April                     0
(12) Proforma Default Ratio [((2) + Gross
      Write-offs - (11))] Must not exceed 7.5%       0.00% PASSED
(13) Working Capital Amount (1) -
      Must be Greater than $0                           0  FAILED
(14) Tangible Net Worth (TNW) (J) -
      Must be at Least $10,000,000 plus TNW
      Increment attributable to DSM Loans (15)          0  FAILED
(15) Tangible Net Worth Requirement ($10,000,000
      + Scheduled Increment)                        10,000,00










                        SUMMARY
                        -------

(16) Assignee Rate (Per Agent) - (M)                         0.00%
(17) Average Maturity of Portfolio (AM)                      0.00
(18) Accrued, Unpaid Liquidation Fee (Per Agent) - (K)          0
(19) MTN Breakage Fee                                           0
(20) Liquidation Fee [{(18) + {(16) X (8) X (AM)/360}) + (19)]  0
(21) Accrued, Unpaid Collection Agent Fee - (L)                 0
(22) Collection Agent Fee [(21) + {(8) X .25% X (AM)/360)}]     0
(23) Collection of Pool Receivables During Period (H)           0




The undersigned hereby represents and warrants that this Collateral Report is a true and accurate accounting with respect to the Receivables Financing Agreement dated as of November 28, 1989.



OES Capital, Inc.


___________________________________________
Signature and Title

Today's Date           22-Apr-93
Reporting Date         31-Mar-93

                                       COUNTERPART NO. ______


THIS TRANSFER AND ASSIGNMENT AGREEMENT HAS BEEN MANUALLY EXECUTED IN TWENTY-FIVE COUNTERPARTS. NO SECURITY INTEREST IN THIS EXECUTED TRANSFER AND ASSIGNMENT AGREEMENT OR IN ANY OF THE OE POWER CONTRACT TRUST'S RIGHTS AND INTERESTS HEREUNDER MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.

                     Transfer and Assignment
                     -----------------------
                           Agreement
                           ---------

       CHEMICAL BANK, a New York corporation, acting not in its individual capacity but solely as Trustee under the OE Power Contract Trust (the "Trust"), and OHIO EDISON COMPANY, an Ohio corporation (the "Company"), do hereby agree as follows:

       WHEREAS, the Company is entitled to receive specified monthly payments pursuant to certain contractual arrangements and desires to sell the right to receive such payments, up to a total of $1,322,667 per month on or prior to June 21, 1994; $1,280,000 per month thereafter and on or prior to March 21, 2002; and $5,341,976 per month thereafter in any one month, during the period from June 1, 1994 to December 31, 2005; and

       WHEREAS, the Trust desires to purchase the right to receive the payments which the Company desires to sell and has agreed to issue and sell $200,000,000 aggregate principal amount of its 7.68% Secured Notes due October 21, 2005 (the "Notes") in order to obtain the funds with which to make such purchase; and

       WHEREAS, concurrently with the execution of this Agreement, the Company will deliver to the Trustee a fully executed counterpart (which shall be designated as "Counterpart
No. 1") of the Renunciation of Payments and Assignment
Agreement, the form of which is attached hereto as Exhibit A;
and

       WHEREAS, the Trust will have no recourse against the Company for the unpaid amounts if the payments it purchases from the Company are not paid to it and desires the Company assign to it certain contract rights to enable it to better use its remedies against others if such payments are not made.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth:

       1. The Company hereby sells, transfers, sets over, assigns and grants to the Trust, in exchange for the sum of $200,000,000 (receipt of which is hereby knowledged), and the Trust hereby purchases and accepts, the following:


       Starting concurrently with the first billing by the OE Parties (consisting of the Company and Pennsylvania Power Company) after June 1, 1994 and thereafter until December 31, 2005 (hereinafter called the "Payment Period"), all right, title and interest the Company may now have (or in the future acquire) in and to an amount of each monthly payment to the OE Parties which is required to be made by the APS Parties (consisting of Monongahela Power Company, West Penn Power Company and The Potomac Edison Company) during the Payment Period under the Power Interchange Agreement dated as of March 18, 1987, as it may be supplemented or amended hereafter, (the "Power Interchange Agreement") between the OE Parties and the APS Parties, on the basis of payments to be made by Potomac Electric Power Company ("PEPCO") to the APS Parties under Section 3.11 of the Power Resale Agreement dated as of March 18, 1987, as it may be supplemented or amended hereafter, (the "Power Resale Agreement") between the APS Parties and PEPCO, equal to the lesser of (a) $1,322,667 per month on or prior to June 21, 1994 and $1,280,000 per month thereafter and on or prior to March 21, 2002; and $5,341,976 per month thereafter and (b) 86% of such monthly payment.

       2. The foregoing sale is made without representation or warranty that the payments, the right to which has been sold, will be made; provided, however, the Company does represent, warrant and agree that (i) it is not in default under either the Power Supply Agreement dated as of March 18, 1987 and supplemented as of April 28, 1987, and as it may further be supplemented or amended hereafter, (the Power Supply Contract) between the OE Parties and PEPCO or the Power Interchange Agreement, (ii) it will continue to perform both the Power Supply Agreement and the Power Interchange Agreement in accordance with the terms thereof and (iii) it will pursue all legal remedies available to it to enforce the performance of the other parties to each of the Power Supply Agreement, the Power Interchange Agreement and the Power Resale Agreement in accordance with the terms thereof.

       3. In addition to and in furtherance of the foregoing, the Company does hereby assign, transfer, set over and grant to the Trust the following:

       All of the Company's right, title and interest in and to the Power Supply Agreement, the Power Resale Agreement and the Power Interchange Agreement (collectively, the "Agreements"), insofar as the Agreements involve the monthly reservation charges referred to in the Power Supply Agreement, the Power Resale Agreement and the Power Interchange Agreement, limited, however, to (i) the monthly charges payable between June 1, 1994 and December 31, 2005 and (ii) in the case of any particular calendar month, 86% of the reservation charges payable in such month up to a maximum of $1,322,667 per month on or prior to June 21, 1994; $1,280,000 per month thereafter and on or prior to March 21, 2002; and $5,341,976 per month thereafter.

       4. This Agreement shall be governed by and construed under the laws of the State of New York.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed.

Dated: May 20, 1994

                         OHIO EDISON COMPANY


                         By \s\ T.F. Struck, III
                         ---------------------------------
                           Name:  T.F. Struck, III
                           Title: Assistant Treasurer



                         CHEMICAL BANK, as Trustee
                            under the OE Power
                            Contract Trust


                         By \s\ T.J. Foley
                         ---------------------------------
                           Name:  T.J. Foley
                           Title: Vice President

                                       COUNTERPART NO. ______


THIS RENUNCIATION OF PAYMENTS AND ASSIGNMENT HAS BEEN MANUALLY EXECUTED IN TWELVE COUNTERPARTS. NO SECURITY INTEREST IN THIS RENUNCIATION OF PAYMENTS AND ASSIGNMENT OR IN ANY OF THE OE POWER CONTRACT TRUST'S RIGHTS AND INTERESTS HEREUNDER MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.


                  RENUNCIATION OF PAYMENTS
                  ------------------------

                            and

                         ASSIGNMENT
                         ----------


       OHIO EDISON COMPANY, an Ohio corporation (hereinafter called "OE"), and MONONGAHELA POWER COMPANY, an Ohio corporation, WEST PENN POWER COMPANY, a Pennsylvania corporation, and THE POTOMAC EDISON COMPANY, a Maryland and Virginia corporation, (hereinafter, collectively, called the "APS Parties") intending to be legally bound, do hereby agree as follows:

       WHEREAS, OE and Potomac Electric Power Company, a District of Columbia and Virginia corporation (hereinafter called "PEPCO"), are parties to a certain Power Supply Agreement dated as of March 18, 1987 and supplemented as of April 28, 1987 (hereinafter, as it may further be supplemented or amended hereafter, called the "Power Supply Agreement") by and among themselves and Pennsylvania Power Company, a Pennsylvania corporation (hereinafter called "Penn Power"), pursuant to which OE and Penn Power (hereinafter, collectively, called the "OE Parties") agree to make certain capacity and energy available to PEPCO; and

       WHEREAS, the OE Parties and the APS Parties are parties to a certain Power Interchange Agreement dated as of March 18, 1987 (hereinafter, as it may be supplemented or amended hereafter, called the "Power Interchange Agreement") pursuant to which the OE Parties agree to supply certain capacity and energy to the APS Parties in connection with the obligations of the OE Parties under the Power Supply Agreement and the APS Parties agree to pay the OE Parties for such capacity and energy and to make the same available to PEPCO; and

       WHEREAS, the APS Parties and PEPCO are parties to a certain Power Resale Agreement dated as of March 18, 1987 (hereinafter, as it may be supplemented or amended hereafter, called the "Power Resale Agreement") pursuant to which PEPCO purchases from the APS Parties the capacity and energy supplied to the APS Parties by the OE Parties pursuant to the Power Interchange Agreement; and

       WHEREAS, the Power Supply Agreement presently calls for a monthly reservation charge of $7,112,250 through December 31, 1998, and thereafter, through December 31, 2005, of $10,262,250, subject to adjustment as provided therein (such monthly reservation charges being hereinafter called the "Monthly Reservation Charges"); and

       WHEREAS, Section 3.11 of the Power Resale Agreement requires PEPCO to pay the Monthly Reservation Charges to the APS Parties and the Power Interchange Agreement requires the APS Parties to in turn pay the Monthly Reservation Charges to the OE Parties; and

       WHEREAS, based on the obligations under the Power
Supply Agreement of OE and Penn Power as between themselves, OE is presently entitled to receive 86% of each Monthly
Reservation Charge payable by the APS Parties to the OE
Parties; and

       WHEREAS, OE desires to relinquish all of its right, title and interest, both legal and equitable, in and to, and assign to the OE Power Contract Trust (hereinafter called the "Trust") the right to receive, a specified amount of each Monthly Reservation Charge payable by the APS Parties to the OE Parties after June 1, 1994 and before December 31, 2005 if (but only if) the APS Parties agree to pay such specified amount directly to the Trust.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth:

       1. Starting concurrently with the first billing by the OE Parties after October 1, 1994 and thereafter until
June 30, 2002 (hereinafter called the "Payment Period"), OE hereby assigns, sets over, transfers and grants to the Trust, and by these presents renounces all right, title and interest it may now have (or in the future acquire) in and to, an amount of each monthly payment to the OE Parties which is required to be made by the APS Parties during the Payment Period under the Power Interchange Agreement, on the basis of payments to be made by PEPCO to the APS Parties under Section 3.11 of the Power Resale Agreement, equal to the lesser of (a) $1,322,677 per month on or prior to June 21, 1994; $1,280,000 per month thereafter and on or prior to March 21, 2002; and $5,341,976 per month thereafter and (b) 86% of such monthly payment and declares that it is its intent and purpose to divest itself of all legal and equitable interest therein forever and without exception. To this end, OE hereby acknowledges and agrees that failure of the Trust to receive the payments assigned to it hereunder will not constitute a sufficient reason for OE to refuse or fail to perform its obligations under the Power Supply Agreement or the Power Interchange Agreement. As between OE and the Trust, the Trust and not OE shall be the sole party in interest to enforce this Agreement.

       2. The APS Parties shall be entitled to assume for all purposes that, as between OE and Penn Power, the payments in and to which OE has renounced its right, title and interest represent amounts that OE would have been entitled to receive had they been paid to the OE Parties and the APS Parties shall have no liability to Penn Power for not having paid the same to the OE Parties.

       3. The APS Parties hereby agree to pay the amount specified in Section 1 hereof to the Trust each month during the Payment Period; provided, however, that in no event shall the amount required to be paid to the Trust by the APS Parties hereunder in any particular month, when added to the amounts otherwise payable to the OE Parties by the APS Parties in such month under the Power Interchange Agreement, exceed the amount that would be required to be paid to the OE Parties by the APS Parties in such month under Section 3.6 of the Power Interchange Agreement in the absence of this Agreement. Each such payment shall be made on the date specified in the Power Interchange Agreement as the date on which regular monthly charges thereunder are to be paid and shall be made by wire transfer as specified in written instructions given from time to time by the trustee under the Trust to the APS Parties. All amounts payable under the Power Interchange Agreement to the OE Parties by the APS Parties in excess of the amounts that the APS Parties hereby agree to pay to the Trust shall be paid directly to the OE Parties as provided in the Power Interchange Agreement. Payments by the APS Parties to the Trust as contemplated herein shall be deemed, for purposes of the Power Interchange Agreement, to be payments thereunder to the OE Parties.

       4. The parties hereto agree that the Trust is a third party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof in its own name and right. This Agreement may not be amended in any way or assigned without the written consent of the Trust, and in the case of an assignment, the written consent of the non-assigning parties.

       5. This Agreement shall be governed by and construed under the laws of the State of New York.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed.

Dated:  May 20, 1994

                               OHIO EDISON COMPANY


                               By \s\ T.F. Struck, II
                               ---------------------------
                                 Name:  T.F. Struck, II
                                 Title: Assistant Treasurer






                               MONONGAHELA POWER COMPANY*
                               WEST PENN POWER COMPANY*
                               THE POTOMAC EDISON COMPANY*


                               *By \s\ Nancy H. Gormley
                                --------------------------
                                  Name:  Nancy H. Gormley
                                  Title: Counsel



Concurred In and Approved:

PENNSYLVANIA POWER COMPANY




By\s\ Robert P. Wushinske
- -------------------------
  Robert P. Wushinske
  Vice President and Treasurer

                                       COUNTERPART NO. ______


THIS TRANSFER AND ASSIGNMENT AGREEMENT HAS BEEN MANUALLY EXECUTED IN FIFTEEN COUNTERPARTS. NO SECURITY INTEREST IN THIS EXECUTED TRANSFER AND ASSIGNMENT AGREEMENT OR IN ANY OF THE OE POWER CONTRACT TRUST'S RIGHTS AND INTERESTS HEREUNDER MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.

                   Transfer and Assignment
                   -----------------------
                          Agreement
                          ---------


       CHEMICAL BANK, a New York corporation, acting not in its individual capacity but solely as Trustee under the OE Power Contract Trust (the "Trust"), and OHIO EDISON COMPANY, an Ohio corporation (the "Company"), do hereby agree as follows:

       WHEREAS, the Company is entitled to receive specified monthly payments pursuant to certain contractual arrangements and desires to sell the right to receive such payments, up to a total of $158,600 per month on or prior to October 21, 1994 and $1,191,860 per month thereafter from November 21, 1994 to June 30, 2002; and

       WHEREAS, the Trust desires to purchase the right to receive the payments which the Company desires to sell and has agreed to issue and sell $80,000,000 aggregate principal amount of its 7.93% Secured Notes due March 21, 2002 (the "Notes") in order to obtain the funds with which to make such purchase; and

       WHEREAS, concurrently with the execution of this Agreement, the Company will deliver to the Trustee a fully executed counterpart (which shall be designated as "Counterpart
No. 1") of the Renunciation of Payments and Assignment
Agreement, the form of which is attached hereto as Exhibit A;
and

       WHEREAS, the Trust will have no recourse against the Company for the unpaid amounts if the payments it purchases from the Company are not paid to it and desires the Company assign to it certain contract rights to enable it to better use its remedies against others if such payments are not made.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth:

       1. The Company hereby sells, transfers, sets over, assigns and grants to the Trust, in exchange for the sum of $80,000,000 (receipt of which is hereby knowledged), and the Trust hereby purchases and accepts, the following:

       Starting concurrently with the first billing by the OE Parties (consisting of the Company and Pennsylvania Power Company) after October 1, 1994 and thereafter until June 30, 2002 (hereinafter called the "Payment Period"), all right, title and interest the Company may now have (or in the future acquire) in and to an amount of each monthly payment to the OE Parties which is required to be made by the APS Parties (consisting of Monongahela Power Company, West Penn Power Company and The Potomac Edison Company) during the Payment Period under the Power Interchange Agreement dated as of March 18, 1987, as it may be supplemented or amended hereafter, (the "Power Interchange Agreement") between the OE Parties and the APS Parties, on the basis of payments to be made by Potomac Electric Power Company ("PEPCO") to the APS Parties under Section 3.11 of the Power Resale Agreement dated as of March 18, 1987, as it may be supplemented or amended hereafter, (the "Power Resale Agreement") between the APS Parties and PEPCO, equal to the lesser of (a) $158,600 per month on or prior to October 21, 1994 and $1,191,860 per month thereafter until June 30, 2002; and (b) 86% of such monthly payment.

       2. The foregoing sale is made without representation or warranty that the payments, the right to which has been sold, will be made; provided, however, the Company does represent, warrant and agree that (i) it is not in default under either the Power Supply Agreement dated as of March 18, 1987 and supplemented as of April 28, 1987, and as it may further be supplemented or amended hereafter, (the Power Supply Contract) between the OE Parties and PEPCO or the Power Interchange Agreement, (ii) it will continue to perform both the Power Supply Agreement and the Power Interchange Agreement in accordance with the terms thereof and (iii) it will pursue all legal remedies available to it to enforce the performance of the other parties to each of the Power Supply Agreement, the Power Interchange Agreement and the Power Resale Agreement in accordance with the terms thereof.

       3. In addition to and in furtherance of the foregoing, the Company does hereby assign, transfer, set over and grant to the Trust the following:

       All of the Company's right, title and interest in and to the Power Supply Agreement, the Power Resale Agreement and the Power Interchange Agreement (collectively, the "Agreements"), insofar as the Agreements involve the monthly reservation charges referred to in the Power Supply Agreement, the Power Resale Agreement and the Power Interchange Agreement, limited, however, to (i) the monthly charges payable between October 1, 1994 and June 30, 2002 and (ii) in the case of any particular calendar month, 86% of the reservation charges payable in such month up to a maximum of $158,600 per month on or prior to October 21, 1994 and $1,191,860 per month thereafter until June 30, 2002.

       4. This Agreement shall be governed by and construed under the laws of the State of New York.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed.

Dated: October 12, 1994

                             OHIO EDISON COMPANY


                             By \s\ T.F. Struck, II
                               ---------------------------
                               Name:  T.F. Struck, II
                               Title: Assistant Treasurer



                                CHEMICAL BANK, as Trustee
                               under the OE Power
                               Contract Trust


                             By \s\ T.J. Foley
                               ---------------------------
                               Name:  T.J. Foley
                               Title: Vice President

                                       COUNTERPART NO. ______


THIS RENUNCIATION OF PAYMENTS AND ASSIGNMENT HAS BEEN MANUALLY EXECUTED IN FIFTEEN COUNTERPARTS. NO SECURITY INTEREST IN THIS RENUNCIATION OF PAYMENTS AND ASSIGNMENT OR IN ANY OF THE OE POWER CONTRACT TRUST'S RIGHTS AND INTERESTS HEREUNDER MAY BE PERFECTED BY THE POSSESSION OF ANY SUCH COUNTERPART OTHER THAN COUNTERPART NO. 1.


                 RENUNCIATION OF PAYMENTS
                 ------------------------

                           and

                        ASSIGNMENT
                        ----------


       OHIO EDISON COMPANY, an Ohio corporation (hereinafter called "OE"), and MONONGAHELA POWER COMPANY, an Ohio corporation, WEST PENN POWER COMPANY, a Pennsylvania corporation, and THE POTOMAC EDISON COMPANY, a Maryland and Virginia corporation, (hereinafter, collectively, called the "APS Parties") intending to be legally bound, do hereby agree as follows:

       WHEREAS, OE and Potomac Electric Power Company, a District of Columbia and Virginia corporation (hereinafter called "PEPCO"), are parties to a certain Power Supply Agreement dated as of March 18, 1987 and supplemented as of April 28, 1987 (hereinafter, as it may further be supplemented or amended hereafter, called the "Power Supply Agreement") by and among themselves and Pennsylvania Power Company, a Pennsylvania corporation (hereinafter called "Penn Power"), pursuant to which OE and Penn Power (hereinafter, collectively, called the "OE Parties") agree to make certain capacity and energy available to PEPCO; and

       WHEREAS, the OE Parties and the APS Parties are parties to a certain Power Interchange Agreement dated as of March 18, 1987 (hereinafter, as it may be supplemented or amended hereafter, called the "Power Interchange Agreement") pursuant to which the OE Parties agree to supply certain capacity and energy to the APS Parties in connection with the obligations of the OE Parties under the Power Supply Agreement and the APS Parties agree to pay the OE Parties for such capacity and energy and to make the same available to PEPCO; and

       WHEREAS, the APS Parties and PEPCO are parties to a certain Power Resale Agreement dated as of March 18, 1987 (hereinafter, as it may be supplemented or amended hereafter, called the "Power Resale Agreement") pursuant to which PEPCO purchases from the APS Parties the capacity and energy supplied to the APS Parties by the OE Parties pursuant to the Power Interchange Agreement; and

       WHEREAS, the Power Supply Agreement presently calls for a monthly reservation charge of $7,112,250 through December 31, 1998, and thereafter, through December 31, 2005, of $10,262,250, subject to adjustment as provided therein (such monthly reservation charges being hereinafter called the "Monthly Reservation Charges"); and

       WHEREAS, Section 3.11 of the Power Resale Agreement requires PEPCO to pay the Monthly Reservation Charges to the APS Parties and the Power Interchange Agreement requires the APS Parties to in turn pay the Monthly Reservation Charges to the OE Parties; and

       WHEREAS, based on the obligations under the Power
Supply Agreement of OE and Penn Power as between themselves, OE is presently entitled to receive 86% of each Monthly
Reservation Charge payable by the APS Parties to the OE
Parties; and

       WHEREAS, OE desires to relinquish all of its right, title and interest, both legal and equitable, in and to, and assign to the OE Power Contract Trust (hereinafter called the "Trust") the right to receive, a specified amount of each Monthly Reservation Charge payable by the APS Parties to the OE Parties after October 1, 1994 and until June 30, 2002 if (but only if) the APS Parties agree to pay such specified amount directly to the Trust.

       NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth:

       1. Starting concurrently with the first billing by the OE Parties after October 1, 1994 and thereafter until
June 30, 2002 (hereinafter called the "Payment Period"), OE hereby assigns, sets over, transfers and grants to the Trust, and by these presents renounces all right, title and interest it may now have (or in the future acquire) in and to, an amount of each monthly payment to the OE Parties which is required to be made by the APS Parties during the Payment Period under the Power Interchange Agreement, on the basis of payments to be made by PEPCO to the APS Parties under Section 3.11 of the Power Resale Agreement, equal to the lesser of (a) $158,600 per month on or prior to October 21, 1994 and $1,191,860 per month thereafter from November 21, 1994 to June 30, 2002; and (b) 86% of such monthly payment and declares that it is its intent and purpose to divest itself of all legal and equitable interest therein forever and without exception. To this end, OE hereby acknowledges and agrees that failure of the Trust to receive the payments assigned to it hereunder will not constitute a sufficient reason for OE to refuse or fail to perform its obligations under the Power Supply Agreement or the Power Interchange Agreement. As between OE and the Trust, the Trust and not OE shall be the sole party in interest to enforce this Agreement.

       2. The APS Parties shall be entitled to assume for all purposes that, as between OE and Penn Power, the payments in and to which OE has renounced its right, title and interest represent amounts that OE would have been entitled to receive had they been paid to the OE Parties and the APS Parties shall have no liability to Penn Power for not having paid the same to the OE Parties.

       3. The APS Parties hereby agree to pay the amount specified in Section 1 hereof to the Trust each month during the Payment Period; provided, however, that in no event shall the amount required to be paid to the Trust by the APS Parties hereunder in any particular month, when added to the amounts otherwise payable to the OE Parties by the APS Parties in such month under the Power Interchange Agreement, exceed the amount that would be required to be paid to the OE Parties by the APS Parties in such month under Section 3.6 of the Power Interchange Agreement in the absence of this Agreement. Each such payment shall be made on the date specified in the Power Interchange Agreement as the date on which regular monthly charges thereunder are to be paid and shall be made by wire transfer as specified in written instructions given from time to time by the trustee under the Trust to the APS Parties. All amounts payable under the Power Interchange Agreement to the OE Parties by the APS Parties in excess of the amounts that the APS Parties hereby agree to pay to the Trust or which the APS parties have agreed to pay the Trust under the Renunciation of Payments and Assignments dated January 4, 1991 and May 20, 1994 between OE and the APS Parties shall be paid directly to the OE Parties as provided in the Power Interchange Agreement. Payments by the APS Parties to the Trust as contemplated herein shall be deemed, for purposes of the Power Interchange Agreement, to be payments thereunder to the OE Parties.

       4. The parties hereto agree that the Trust is a third party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof in its own name and right. This Agreement may not be amended in any way or assigned without the written consent of the Trust, and in the case of an assignment, the written consent of the non-assigning parties.

       5. This Agreement shall be governed by and construed under the laws of the State of New York.

       IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed.

Dated:  October 12, 1994

                          OHIO EDISON COMPANY


                          By \s\ T.F. Struck II
                            ------------------------------
                            Name:  T.F. Struck II
                            Title: Assistant Treasurer






                          MONONGAHELA POWER COMPANY*
                          WEST PENN POWER COMPANY*
                          THE POTOMAC EDISON COMPANY*


                          *By \s\ Nancy H. Gormley
                             -----------------------------
                             Name:  Nancy H. Gormley
                             Title: Counsel



Concurred In and Approved:

PENNSYLVANIA POWER COMPANY




By\s\ Robert P. Wushinske
  -------------------------
   Robert P. Wushinske
   Vice President and Treasurer


















                                                        I.C.1
                                                        -----


        ___________________________________________________
        ___________________________________________________

                          AMENDMENT NO. 5
                   dated as of September 30, 1994

                               to

                     PARTICIPATION AGREEMENT
                   dated as of September 15, 1987, as
                        corrected and restated
              and amended by the Amendment No. 1 thereto
                   dated as of February 1, 1988,
                      Amendment No. 3 thereto
                   dated as of March 16, 1988, and
                 Amendment No. 4 thereto dated as of
                         November 5, 1992

                               among

               BEAVER VALLEY TWO PI LIMITED PARTNERSHIP,
                        as Owner Participant

                      BVPS FUNDING CORPORATION,

                     BVPS II FUNDING CORPORATION,

                  THE FIRST NATIONAL BANK OF BOSTON,
                    in its individual capacity and
              as Owner Trustee under a Trust Agreement
                   dated as of September 15, 1987,
                      as corrected and restated
                      with the Owner Participant,

                         THE BANK OF NEW YORK,
                         as Indenture Trustee

                       and OHIO EDISON COMPANY,
                             as Lessee

        ___________________________________________________
        ___________________________________________________

          THIS AMENDMENT NO. 5 dated as of September 30,
1994 ("Amendment No. 5") to the Participation Agreement
     -------------------
dated as of September 15, 1987, as corrected and restated
and as amended by Amendment No. 1 thereto dated as of
February 1, 1988, Amendment No. 3 dated as of March 16,
1988, and Amendment No. 4 dated as of November 5, 1992 and
as in effect on the date hereof (the "Participation
                                      -------------
Agreement")1/, among the Owner Participant identified on
- ---------
the cover page hereof (the "Owner Participant"), BVPS
                            -----------------
FUNDING CORPORATION, a Delaware corporation ("Funding
                                               -------
Corporation"), BVPS II FUNDING CORPORATION, a Delaware
corporation ("New Funding Corporation"), THE FIRST NATIONAL
              -----------------------
BANK OF BOSTON, a national banking association, in its
individual capacity ("FNB") and as Owner Trustee (the
                      ---
"Owner Trustee") under a Trust Agreement, dated as of
 -------------
September 15, 1987, as corrected and restated with the
Owner Participant, THE BANK OF NEW YORK (formerly Irving
Trust Company), a New York banking corporation, in its
individual capacity ("Bank of New York") and as Indenture
                      ----------------
Trustee (the "Indenture Trustee") under a Trust Indenture,
               -----------------
Mortgage, Security Agreement and Assignment of Facility
Lease, dated as of September 15, 1987, as corrected and
restated and as supplemented and amended by the
Supplemental Indenture No. 1, dated as of February 1, 1988,
and Supplemental Indenture No. 2 dated as of November 1,
1992 (the "Indenture"), with the Owner Trustee, and OHIO
           ---------
EDISON COMPANY, an Ohio corporation (the "Lessee"),
                                           ------

                   W I T N E S S E T H:


          WHEREAS, the Owner Participant, Funding
Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee have previously entered into the Participation Agreement; and

          WHEREAS, Funding Corporation desires to cease to be a party to the Participation Agreement; and




- -------------------
1. Amendment No. 2, a copy of which is dated as of March 15, 1988, to the Participation Agreement was not entered into or executed by the parties.



          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and
Modified Special Casualty Values in order to preserve the Net Economic Return of the Owner Participant in the event, among other things, of any Tax Rate Change occurring prior to the twentieth anniversary of the Closing Date, which results in the change in the Tax Rate from the rate assumed in the Pricing Assumptions as in effect on the Closing
Date; and

          WHEREAS, Section 2(e) of the Participation
Agreement provides that, subject to the satisfaction of the conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement, the Lessee and the Lessor shall reoptimize the amortization schedules for the Outstanding
Fixed Rate Notes, in accordance with and in the manner contemplated by Section 3(f) of the Facility Lease, upon the occurrence of a Tax Rate Adjustment; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing
Assumptions from 34% to 35%; and

          WHEREAS, Section 10.2(ii) of the Indenture provides, among other things, that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments to the Facility Lease; and

          WHEREAS, the Owner Trustee and the Lessee intend
to execute Amendment No. 3 to the Facility Lease, dated as
of September 30, 1994 ("Lease Amendment No. 3"), to amend
                        ---------------------
certain provisions thereof, Appendix A thereto and certain schedules thereof; and

          WHEREAS, in order to carry out the provisions of
Section 2(e) of the Participation Agreement and such
Section 3(d) of the Facility Lease, the Owner Participant,
Funding Corporation, New Funding Corporation, the Owner
Trustee, the Indenture Trustee and the Lessee wish to amend the Participation Agreement to establish and preserve the pricing file, which incorporates the Amended Assumptions and the new 35% Tax Rate and other assumptions, created by the Owner Participant in connection with the Tax Rate
Change, and reoptimize the amortization schedules for the Outstanding Fixed Rate Notes by entering into this Amendment No. 5.

          NOW THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.   Definitions.

          Except as otherwise amended or defined herein and in the recitals, capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix
A to the Participation Agreement.

          SECTION 2.    Amendments.

          (a)  Section 2(c) Releveraging.  Section 2(c) of
               -------------------------
the Participation Agreement is amended by inserting in the ninth line thereof after the phrase "Net Economic Return" and before the period the following phrase:

          "; provided that in order to determine the amount
             --------
of the non-recourse loans to the Lessor the Owner
Participant will prepare a pricing file which preserves Net
Economic Return and incorporates all of the Amended
Assumptions and the Tax Rate Assumptions".

          (b)  Section 2(d) Refunding of Notes.  Section
               -------------------------------
2(d) of the Participation Agreement is amended by inserting before the end of the penultimate sentence thereof after the phrase "Net Economic Return" the following phrase:

          "; provided that in order to determine the
             --------
foregoing the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Amended Assumptions and the Tax Rate Assumptions".

          (c)  Section 10(b)(3)(ix) Financial Support.  The
               --------------------------------------
second sentence of the third paragraph of Section
10(b)(3)(ix) of the Participation Agreement is amended by deleting the phrase ", then within 120 days following the receipt by the Lessee of the Notice of such fact from the Owner Participant, the Lessee shall replace such Letter of Credit with one issued by an Eligible Bank" and inserting in lieu thereof before the period the following phrase:

          "("Rating Reduction"), then the Lessee shall within 10 days following the earlier of (a) its becoming aware of such Rating Reduction or (b) its receiving notice thereof from such Issuing
          Bank, give each Beneficiary notice of such Rating
          Reduction. After a Rating Reduction and no later than 120 days following receipt by the Lessee of a request from any Beneficiary, the Lessee shall replace such Letter of Credit with one issued by an Eligible Bank".

          (d)  Section 18 Notices, etc.  Section 18(iv) of
               ------------------------
the Participation Agreement is amended by inserting at the end thereof before the semicolon after the phrase
"Attention:  President" the following phrase:

          "and if to New Funding Corporation, at c/o J.H.
          Management Corp., P.O. Box 4024, Boston,
          Massachusetts 02101-4024, Attention:  Nancy D.
          Smith, President".

          (e)  Appendix A.  Appendix A to the Participation
               ----------
 Agreement is amended as follows:

          (i)  by amending the last proviso of the
     definition of "Eligible Bank" to read in its entirety as follows:

          "provided, however, that such Letter of Credit
           --------
Bank shall cease to be an Eligible Bank 120 days following a request from any Beneficiary to the Lessee to replace such Letter of Credit Bank due to a Rating Reduction during the Eligible Period."

        (ii)  by restating the definition of "Funding
     Corporation" to read as follows:

          "'Funding Corporation' shall mean, as of the Effective Date of Amendment No. 4 to the
          Participation Agreement, New Funding
          Corporation."

        (iii)  by amending the third full paragraph of the
     definition of "Net Economic Return" by deleting the
                    -------------------
phrase "New Fixed Rate Notes" before the end thereof and inserting in lieu thereof the phrase "Fixed Rate Notes issued pursuant to Supplemental Indenture No. 2".

         (iv) by inserting in the appropriate alphabetical order the following new definitions:

          "'Amendment No. 5 to the Participation Agreement' shall mean Amendment No. 5, dated as of September
          30, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New
          Funding Corporation, the Owner Trustee, the
          Indenture Trustee and the Lessee."

          "'Rating Reduction' shall have the meaning set forth in Section 10(b)(3)(ix) of the Participation Agreement."

          "'Supplemental Indenture No. 2' shall mean the
          Supplemental Indenture No. 2, dated as of
          November 1, 1992, to the Indenture, between the Owner Trustee and the Indenture Trustee."

          "'Tax Rate Adjustment Date' shall have the meaning assigned to such term in Section 4 of Amendment No. 5 to the Participation Agreement."

          "'Tax Rate Assumptions' shall mean the tax rate change assumptions set forth on Schedule 1 to Amendment No. 5 to the Participation Agreement."

          "'Tax Rate Change Transaction Expenses' shall mean the amount assigned to such term in Schedule
          1 to Amendment No. 5 to the Participation
          Agreement."

          (f)  Parties In Interest.  The parties agree that
               -------------------
 Funding Corporation shall cease to be a party to the Participation Agreement and shall have no further rights, obligations or interest, except as otherwise provided in
Section 13 of the Participation Agreement, thereunder.  The
Participation Agreement is hereby amended generally so that all references to Funding Corporation shall be deemed to refer to New Funding Corporation, to the extent that such references relate to the rights, obligations or interest of Funding Corporation subsequent to the Effective Date of Amendment No. 4 to Participation Agreement.

          SECTION 3.  Implementation.

          (a)  Forms.  The forms of Lease Amendment No. 3
               -----
and the Reimbursement Agreement among the Lessee, OES
Finance Incorporated and Societe Generale (the
"Reimbursement Agreement") are attached hereto as Exhibits
 -----------------------
A and B, respectively, and the reoptimized amortization schedules for the Outstanding Fixed Rate Notes are attached hereto as Exhibits C-1, C-2 and C-3, respectively.

          (b)  Request by the Owner Participant.  In
               --------------------------------
accordance with Section 2.01 of the Trust Agreement subject
to the terms and conditions of Section 11(c) of the
Participation Agreement, the Owner Participant hereby
directs that the Owner Trustee (i) execute and deliver this
Amendment No. 5 and Lease Amendment No. 3 (collectively,
the "1994 Amendments"), (ii) execute and deliver all other
     ---------------
agreements, instruments and certificates contemplated by the Transaction Documents and the 1994 Amendments, (iii) instruct the Indenture Trustee to (x) consent to Lease
Amendment No. 3 and (y) attach the reoptimized amortization schedules (attached hereto as Exhibits C-1, C-2 and C-3) for the Outstanding Fixed Rate Notes in place of the existing amortization schedules to such Fixed Rate Notes and (iv) subject to the terms of the Trust Agreement, to take such other action in connection with the foregoing as the Owner Participant may from time to time direct.

          (c)  Instruction and Consent.  In accordance with
               -----------------------
Section 10.2(ii) of the Indenture, the Lessee and the Owner
Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 3 and the Indenture Trustee hereby so consents.

          (d)  Consent of Lessee.  In accordance with
               -----------------
Section 8(b)(2) of the Participation Agreement, the Lessee hereby consents to the revised amortization schedules
(attached hereto as Exhibits C-1, C-2 and C-3) to the respective Outstanding Fixed Rate Notes in connection with the Tax Rate Change.

          (e)  Recordations and Filings.  The Lessee agrees
               ------------------------
that it will cause to be made the recordations and filings set forth in Schedule 2 hereto and that such recordations and filings are all of the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility
Lease, as amended by Amendment Nos. 1, 2, and 3 thereto, and the first and prior security interest of the Indenture
Trustee in the Lease Indenture Estate under the Indenture, as amended.

          SECTION 4.  Conditions To Effectiveness.

          This Amendment No. 5 shall become effective as of
the date first above written if:  (a) it shall have been
duly executed and delivered by all of the parties hereto
and all of the conditions set forth below in this Section 4
shall have been satisfied (the date of such satisfaction
being referred to as the "Tax Rate Adjustment Date"); (b)
                          ------------------------
the Owner Participant shall have received a duly executed and delivered, legal, valid, and binding Lease Amendment
No. 3 and Amendment No. 2 to the Tax Indemnification
Agreement, as corrected, restated and amended heretofore
("TIA Amendment No. 2"); (c) the Owner Participant shall have received the replacement Letter of Credit having
Maximum Drawing Amounts (as defined in the Letter of
Credit) corresponding to the Modified Special Casualty
Values, as adjusted on the date hereof, from Societe
Generale, in substantially the form of Exhibit A to the Reimbursement Agreement, in replacement of the existing
Letter of Credit issued by Barclays Bank, PLC; (d) the
Owner Participant shall have received opinions from Owner
Participant's Special Tax Counsel, Lessee's Senior
Attorney, Lessee's Special Counsel, Lessee's NRC Counsel, special counsel and special French counsel to Societe
Generale and such other opinions as the Owner Participant shall reasonably request and all such opinions shall be in form and substance satisfactory to the Owner Participant;
(e) no Default, Event of Default, Event of Loss, Deemed
Loss Event, Reimbursement Default, Reimbursement Event of
Default, Indenture Default or Indenture Event of Default shall have occurred and be continuing; and (f) subject to the satisfaction of any and all other conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement.

          SECTION 5.     Expenses.

          (a)  On the Tax Rate Adjustment Date, (i) the
costs and expenses of the Owner Participant (including, but
not limited to, Owner Participant's computer lease analysis
expenses, out-of-pocket expenses and legal fees and
disbursements of the Owner Participant's counsel, including
counsel for each Partner of the Owner Participant, and any
financial advisors employed by it) as well as the fees and
expenses (including, but not limited to, all computer lease
analysis and travel related costs) of the Owner Trustee,
the Indenture Trustee, the Collateral Trust Trustee,
Funding Corporation, New Funding Corporation and the
Issuing Bank with respect to the negotiation, execution and
delivery of this Amendment No. 5, Lease Amendment No. 3,
TIA Amendment No. 2, the replacement Letter of Credit, the
transactions contemplated herein and therein and all other
agreements, documents or instruments prepared in connection
therewith and all fees, taxes, expenses and disbursements
incurred by such parties, including, but not limited to,
legal fees and disbursements of their counsel, in
connection with the transactions contemplated hereby and
thereby and (ii) all stenographic, printing, reproduction,
and other out-of-pocket expenses (other than investment
banking or brokerage fees) incurred in connection with the
execution and delivery of this Amendment No. 5, Lease
Amendment No. 3, TIA Amendment No. 2, the replacement
Letter of Credit and all other agreements, documents or
instruments prepared in connection therewith (collectively,
the "Tax Rate Change Transaction Expenses") shall be paid
     ------------------------------------
by the Lessee, on behalf of the Owner Trustee, as Supplemental Rent in accordance with the provisions of this
Section 5, Section 20 of the Facility Lease and Sections
14(b)(2)(b) and (g) of the Participation Agreement.

          (b) Notwithstanding anything in this Section 5 or in Section 14 of the Participation Agreement to the contrary, (i) in the event the transactions contemplated by this Amendment No. 5 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Collateral Trust Trustee, the Owner Trustee, the Owner
Participant, Funding Corporation and New Funding
Corporation in respect of all Tax Rate Change Transaction
Expenses and (ii) in any event, the Lessee shall pay or cause to be paid directly (and not as Supplemental Rent) that portion of the Tax Rate Change Transaction Expenses which exceeds the Tax Rate Change Transaction Expenses payable by the Owner Trustee pursuant to clause (a) above and as indicated on Schedule 1 hereto and shall indemnify and hold the Lessor and the Owner Participant harmless for any such amounts.



          SECTION 6.  Miscellaneous.

          (a)  Execution.  This Amendment No. 5 may be
               ---------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 5 is dated as of the date first above written for convenience
(and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 5 shall not be effective until all such signatures shall have been duly affixed and all conditions precedent set forth in Section 4 hereof shall have been satisfied. This Amendment No. 5 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement.
On and from the Tax Rate Adjustment Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended and modified by Amendment No. 1 thereto, dated as of February 1, 1988, Amendment No. 3 thereto, dated as of
March 16, 1988, Amendment No. 4 dated as of November 5,
1992, and this Amendment No. 5.

          (b)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction
Document, nor constitute, except as expressly provided in this Amendment No. 5, a waiver of any provision of any Transaction Document.

          (c)  Governing Law.  This Amendment No. 5 has
               -------------
been negotiated and delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.

          (d)  Responsibility for Recitals.  The recitals
               ---------------------------
contained herein shall be taken as the statements of the Lessee, and the other parties hereto assume no responsibility for the correctness of the same.












          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment
No. 5 to the Participation Agreement to be duly executed by its respective officers thereunto duly authorized as of the dates set forth below.


                         BVPS FUNDING CORPORATION

                         By:____\s\_M.A. Ferrucci_____

                         Name:___M.A. FERRUCCI________

                         Title:__President____________

                         Date:___September 30, 1994___



                         BVPS II FUNDING CORPORATION

                         By:_____\s\ Lannhi Tran______

                         Name:____LANNHI TRAN_________

                         Title:___Vice President______

                         Date:____September 30, 1994__



                         THE FIRST NATIONAL BANK OF BOSTON,
                         in its individual capacity and as
                         Owner Trustee under a Trust
                         Agreement, dated as of September
                         15, 1987, as corrected and
                         restated with the Owner
                         Participant

                         By:______\s\ J.E. Mogavero___

                         Name:____J.E. Mogavero_______

                         Title:___Authorized Officer__

                         Date:____September 30, 1994___













                         THE BANK OF NEW YORK, in its
                         individual capacity and as
                         Indenture Trustee under a Trust
                         Indenture, Mortgage, Security
                         Agreement and Assignment of
                         Facility Lease dated as of
                         September 15, 1987, as corrected,
                         restated and amended with The
                         First National Bank of Boston in
                         its individual capacity and as
                         Owner Trustee under a Trust
                         Agreement, dated as of September
                         15, 1987, with the Owner
                         Participant.

                         By:_____\s\ W.T. Cunningham__

                         Name:___W.T. Cunningham______

                         Title:__Vice President_______

                         Date:___September 30, 1994___



                         OHIO EDISON COMPANY, as Lessee

                         By:_____\s\ R.H. Marsh_______

                         Name:___R.H. MARSH___________

                         Title:___TREASURER___________

                         Date:____September 30, 1994__


                         BEAVER VALLEY TWO PI LIMITED
                         PARTNERSHIP, as Owner Participant

                         By:  BEAVER VALLEY TWO PI, INC.,
                                its Managing Partner

                         By:_____\s\ David D. Elliman_

                         Name:____David D. Elliman____

                         Title:___Chairman____________

                         Date:____September 30, 1994__











                        SCHEDULE 1
                            TO
                      AMENDMENT NO. 5
                            TO
                  PARTICIPATION AGREEMENT
                  ------------------------

                TAX RATE CHANGE ASSUMPTIONS
                ---------------------------



     SEE WARREN & SELBERT ABC FILE OEBVTXMARCAPFINR DATED
     25-SEP-1994 21:51:39 (A HARD COPY OF WHICH IS RETAINED
     IN THE FILES OF OWNER PARTICIPANT)

1.   Tax Rate Change
     Transaction Expenses
                         $45,428.57 paid on the Tax Rate
                         Adjustment Date by the Lessee on
                         behalf of the Owner Trustee as
                         Supplemental Rent  and amortized
                         for Federal income tax purposes on
                         a straight line basis over the
                         remaining Basic Lease Term.

2.   Owner Participant's
     Marginal Federal
     Tax Rate            35 percent in 1993 and each year
                         after.

3.   Basic Rent payments See Schedule 1 to Amendment No. 3
                         to Facility Lease.

4.   Amortization of Notes
     See Exhibits C-1, C-2 and C-3 to Amendment No. 5 to
     Participation Agreement.























                        SCHEDULE 2
                            TO
                      AMENDMENT NO. 5
                            TO
                  PARTICIPATION AGREEMENT
                  -----------------------

                 RECORDATIONS AND FILINGS
                 ------------------------



UCC-1 Financing Statements and Other Filings

A.   Secretary of Commonwealth, Pennsylvania

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

B.   County Recorder, Summit County, Ohio:

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

C.   Secretary of State, Ohio

          (i)  A financing statement on Form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

                                                  EXHIBIT A
                                               TO AMENDMENT
                                                   NO. 5 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                              -------------



              [FORM OF LEASE AMENDMENT NO. 3]

                                                  EXHIBIT B
                                               TO AMENDMENT
                                                   NO. 5 TO
                                              PARTICIPATION
                                                  AGREEMENT
                                              -------------


             [FORM OF REIMBURSEMENT AGREEMENT]


















































                                                                  EXHIBIT C-1
                                                        to Amendment No. 5 to
                                                      Participation Agreement
                                                      -----------------------

                AMORTIZATION SCHEDULE FOR 7.38% FIXED RATE NOTE
                -----------------------------------------------
                             (Beaver Valley Two Pi)

                        Interest Rate 7.38000%
Average Life 5.65719 Years; Duration 4.68989 Years

   Date         Draw Down   Debt Service    Interest    Principal    Balance
   ----         ---------   ------------    --------    ---------    -------
Nov. 5, 1992    2860000.00                                          2860000.00
Dec. 1, 1992    1              15243.80     15243.80        0.00    2860000.00
Jun. 1, 1993    2             105534.00    105534.00        0.00    2860000.00
Dec. 1, 1993    3             105534.00    105534.00        0.00    2860000.00
Jun. 1, 1994    4             105534.00    105534.00        0.00    2860000.00
Dec. 1, 1994    5             105534.00    105534.00        0.00    2860000.00
Jun. 1, 1995    6             105534.00    105534.00        0.00    2860000.00
Dec. 1, 1995    7             228534.00    105534.00   123000.00    2737000.00
Jun. 1, 1996    8             270995.30    100995.30   170000.00    2567000.00
Dec. 1, 1996    9             270722.30     94772.30   176000.00    2391000.00
Jun. 1, 1997    10            273227.90     88227.90   185000.00    2206000.00
Dec. 1, 1997    11            447401.40     81401.40   366000.00    1840000.00
Jun. 1, 1998    12            448896.00     67896.00   381000.00    1459000.00
Dec. 1, 1998    13            461837.10     53837.10   408000.00    1051000.00
Jun. 1, 1999    14            554781.90     38781.90   516000.00     535000.00
Dec. 1, 1999    15            554741.50     19741.50   535000.00          0.00
Jun. 1, 2000    16                 0.00         0.00        0.00          0.00
Dec. 1, 2000    17                 0.00         0.00        0.00          0.00
Jun. 1, 2001    18                 0.00         0.00        0.00          0.00
Dec. 1, 2001    19                 0.00         0.00        0.00          0.00
Jun. 1, 2002    20                 0.00         0.00        0.00          0.00
Dec. 1, 2002    21                 0.00         0.00        0.00          0.00
Jun. 1, 2003    22                 0.00         0.00        0.00          0.00
Dec. 1, 2003    23                 0.00         0.00        0.00          0.00
Jun. 1, 2004    24                 0.00         0.00        0.00          0.00
Dec. 1, 2004    25                 0.00         0.00        0.00          0.00
Jun. 1, 2005    26                 0.00         0.00        0.00          0.00
Dec. 1, 2005    27                 0.00         0.00        0.00          0.00
Jun. 1, 2006    28                 0.00         0.00        0.00          0.00
Dec. 1, 2006    29                 0.00         0.00        0.00          0.00
Jun. 1, 2007    30                 0.00         0.00        0.00          0.00
Dec. 1, 2007    31                 0.00         0.00        0.00          0.00
Jun. 1, 2008    32                 0.00         0.00        0.00          0.00
Dec. 1, 2008    33                 0.00         0.00        0.00          0.00
Jun. 1, 2009    34                 0.00         0.00        0.00          0.00
Dec. 1, 2009    35                 0.00         0.00        0.00          0.00
Jun. 1, 2010    36                 0.00         0.00        0.00          0.00
Dec. 1, 2010    37                 0.00         0.00        0.00          0.00
Jun. 1, 2011    38                 0.00         0.00        0.00          0.00




   Date         Draw Down   Debt Service    Interest    Principal    Balance
   ----         ---------   ------------    --------    ---------    -------

Dec. 1, 2011    39                 0.00         0.00        0.00       0.00
Jun. 1, 2012    40                 0.00         0.00        0.00       0.00
Dec. 1, 2012    41                 0.00         0.00        0.00       0.00
Jun. 1, 2013    42                 0.00         0.00        0.00       0.00
Dec. 1, 2013    43                 0.00         0.00        0.00       0.00
Jun. 1, 2014    44                 0.00         0.00        0.00       0.00
Dec. 1, 2014    45                 0.00         0.00        0.00       0.00
Jun. 1, 2015    46                 0.00         0.00        0.00       0.00
Dec. 1, 2015    47                 0.00         0.00        0.00       0.00
Jun. 1, 2016    48                 0.00         0.00        0.00       0.00
Dec. 1, 2016    49                 0.00         0.00        0.00       0.00
Jun. 1, 2017    50                 0.00         0.00        0.00       0.00
                ------------ ----------   ----------  ----------
                  2860000.00 4054051.20   1194051.20  2860000.00






































                                                                     EXHIBIT C-2
                                                           to Amendment No. 5 to
                                                         Participation Agreement
                                                         -----------------------


               AMORTIZATION SCHEDULE FOR 8.33% FIXED RATE NOTE
               -----------------------------------------------
                            (Beaver Valley Two Pi)

                    Interest Rate 8.33000%
Average Life 12.23588 Years; Duration 7.81423 Years

   Date         Draw Down   Debt Service    Interest    Principal    Balance
   ----         ---------   ------------    --------    ---------    -------

Nov. 5, 1992    1            2722000.00                            12722000.00
Dec. 1, 1992    2              76536.97     76536.97        0.00   12722000.00
Jun. 1, 1993    3             529871.30    529871.30        0.00   12722000.00
Dec. 1, 1993    4             529871.30    529871.30        0.00   12722000.00
Jun. 1, 1994    5             529871.30    529871.30        0.00   12722000.00
Dec. 1, 1994    6             529871.30    529871.30        0.00   12722000.00
Jun. 1, 1995    7             529871.30    529871.30        0.00   12722000.00
Dec. 1, 1995    8             529871.30    529871.30        0.00   12722000.00
Jun. 1, 1996    9             529871.30    529871.30        0.00   12722000.00
Dec. 1, 1996    10            529871.30    529871.30        0.00   12722000.00
Jun. 1, 1997    11            529871.30    529871.30        0.00   12722000.00
Dec. 1, 1997    12            529871.30    529871.30        0.00   12722000.00
Jun. 1, 1998    13            529871.30    529871.30        0.00   12722000.00
Dec. 1, 1998    14            529871.30    529871.30        0.00   12722000.00
Jun. 1, 1999    15            529871.30    529871.30        0.00   12722000.00
Dec. 1, 1999    16            529871.30    529871.30        0.00   12722000.00
Jun. 1, 2000    17            933871.30    529871.30   404000.00   12318000.00
Dec. 1, 2000    18            907044.70    513044.70   394000.00   11924000.00
Jun. 1, 2001    19           1061634.60    496634.60   565000.00   11359000.00
Dec. 1, 2001    20            997102.35    473102.35   524000.00   10835000.00
Jun. 1, 2002    21           1059277.75    451277.75   608000.00   10227000.00
Dec. 1, 2002    22            988954.55    425954.55   563000.00    9664000.00
Jun. 1, 2003    23          1054505.60     402505.60   652000.00    9012000.00
Dec. 1, 2003    24           979349.80     375349.80   604000.00    8408000.00
Jun. 1, 2004    25          1050193.20     350193.20   700000.00    7708000.00
Dec. 1, 2004    26          1081038.20     321038.20   760000.00    6948000.00
Jun. 1, 2005    27          1080384.20     289384.20   791000.00    6157000.00
Dec. 1, 2005    28          1166439.05     256439.05   910000.00    5247000.00
Jun. 1, 2006    29          1097537.55     218537.55   879000.00    4368000.00
Dec. 1, 2006    30          1578927.20     181927.20  1397000.00    2971000.00
Jun. 1, 2007    31          1578742.15     123742.15  1455000.00    1516000.00
Dec. 1, 2007    32          1579141.40      63141.40  1516000.00          0.00
Jun. 1, 2008    33                0.00          0.00        0.00          0.00
Dec. 1, 2008    34                0.00          0.00        0.00          0.00
Jun. 1, 2009    35                0.00          0.00        0.00          0.00
Dec. 1, 2009    36                0.00          0.00        0.00          0.00
Jun. 1, 2010    37                0.00          0.00        0.00          0.00
Dec. 1, 2010    38                0.00          0.00        0.00          0.00



   Date         Draw Down   Debt Service    Interest    Principal    Balance
   ----         ---------   ------------    --------    ---------    -------

Jun. 1, 2011    39                0.00          0.00        0.00          0.00
Dec. 1, 2011    40                0.00          0.00        0.00          0.00
Jun. 1, 2012    41                0.00          0.00        0.00          0.00
Dec. 1, 2012    42                0.00          0.00        0.00          0.00
Jun. 1, 2013    43                0.00          0.00        0.00          0.00
Dec. 1, 2013    44                0.00          0.00        0.00          0.00
Jun. 1, 2014    45                0.00          0.00        0.00          0.00
Dec. 1, 2014    46                0.00          0.00        0.00          0.00
Jun. 1, 2015    47                0.00          0.00        0.00          0.00
Dec. 1, 2015    48                0.00          0.00        0.00          0.00
Jun. 1, 2016    49                0.00          0.00        0.00          0.00
Dec. 1, 2016    50                0.00          0.00        0.00          0.00
Jun. 1, 2017    51                0.00          0.00        0.00          0.00
               ----------- -----------   ----------- -----------
               12722000.00 25688878.77   12966878.77 12722000.00





































                                                                     EXHIBIT C-3
                                                           to Amendment No. 5 to
                                                         Participation Agreement
                                                         -----------------------
              AMORTIZATION SCHEDULE FOR 8.33% FIXED RATE NOTE
              -----------------------------------------------
                           (Beaver Valley Two Pi)

                       Interest Rate 8.89000%
Average Life 20.72917 Years; Duration 9.76609 Years

   Date         Draw Down   Debt Service    Interest    Principal    Balance
   ----         ---------   ------------    --------    ---------    -------

Nov. 5, 1992    22488000.00                                        22488000.00
Dec. 1, 1992    1            144385.45     144385.45        0.00   22488000.00
Jun. 1, 1993    2            999591.60     999591.60        0.00   22488000.00
Dec. 1, 1993    3            999591.60     999591.60        0.00   22488000.00
Jun. 1, 1994    4            999591.60     999591.60        0.00   22488000.00
Dec. 1, 1994    5            999591.60     999591.60        0.00   22488000.00
Jun. 1, 1995    6            999591.60     999591.60        0.00   22488000.00
Dec. 1, 1995    7            999591.60     999591.60        0.00   22488000.00
Jun. 1, 1996    8            999591.60     999591.60        0.00   22488000.00
Dec. 1, 1996    9            999591.60     999591.60        0.00   22488000.00
Jun. 1, 1997    10           999591.60     999591.60        0.00   22488000.00
Dec. 1, 1997    11           999591.60     999591.60        0.00   22488000.00
Jun. 1, 1998    12           999591.60     999591.60        0.00   22488000.00
Dec. 1, 1998    13           999591.60     999591.60        0.00   22488000.00
Jun. 1, 1999    14           999591.60     999591.60        0.00   22488000.00
Dec. 1, 1999    15           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2000    16           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2000    17           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2001    18           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2001    19           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2002    20           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2002    21           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2003    22           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2003    23           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2004    24           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2004    25           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2005    26           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2005    27           999591.60     999591.60        0.00   22488000.00
Jun. 1, 2006    28           999591.60     999591.60        0.00   22488000.00
Dec. 1, 2006    29           999591.60     999591.60       0.00    22488000.00
Jun. 1, 2007    30           999591.60     999591.60       0.00    22488000.00
Dec. 1, 2007    31           999591.60     999591.60       0.00    22488000.00
Jun. 1, 2008    32           999591.60     999591.60       0.00    22488000.00
Dec. 1, 2008    33          1303591.60     999591.60  304000.00    22184000.00
Jun. 1, 2009    34          1958078.80     986078.80  972000.00    21212000.00
Dec. 1, 2009    35          2066873.40     942873.40  1124000.00   20088000.00
Jun. 1, 2010    36          1924911.60     892911.60  1032000.00   19056000.00
Dec. 1, 2010    37          2037039.20     847039.20  1190000.00   17866000.00
Jun. 1, 2011    38          1886143.70     794143.70  1092000.00   16774000.00




   Date         Draw Down    Debt Service    Interest    Principal    Balance
   ----         ---------    ------------    --------    ---------    -------

Dec. 1, 2011    39           2004604.30     745604.30  1259000.00   15515000.00
Jun. 1, 2012    40           1844641.75     689641.75  1155000.00   14360000.00
Dec. 1, 2012    41           1971302.00     638302.00  1333000.00   13027000.00
Jun. 1, 2013    42           2336050.15     579050.15  1757000.00   11270000.00
Dec. 1, 2013    43           2578951.50     500951.50  2078000.00    9192000.00
Jun. 1, 2014    44           2578584.40     408584.40  2170000.00    7022000.00
Dec. 1, 2014    45            629127.90     312127.90   317000.00    6705000.00
Jun. 1, 2015    46           1843037.25     298037.25  1545000.00    5160000.00
Dec. 1, 2015    47            334362.00     229362.00   305000.00    4855000.00
Jun. 1, 2016    48           1655804.75     215804.75  1440000.00    3415000.00
Dec. 1, 2016    49           1816796.75     151796.75  1665000.00    1750000.00
Jun. 1, 2017    50           1827787.30      77787.50  1750000.00          0.00
                ----------- -----------   -----------  ----------
                22488000.00 63929413.60   41441413.60  2488000.00





































CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 3 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE DATED AS OF SEPTEMBER 15, 1987, AS CORRECTED AND RESTATED AND AS SUPPLEMENTED BY THE SUPPLEMENTAL INDENTURE NO. 1 THERETO, DATED AS OF FEBRUARY 1, 1988, AND BY THE SUPPLEMENTAL INDENTURE NO. 2 THERETO, DATED AS OF NOVEMBER 1, 1992. THIS AMENDMENT NO. 3 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(b) OF THIS AMENDMENT NO. 3 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

      THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART
___________________________________________________________

AMENDMENT NO. 3
dated as of September 30, 1994
to
FACILITY LEASE
dated as of September 15, 1987,
as corrected and restated
and amended as of February 1, 1988,
and further amended as of November 5, 1992,
between
THE FIRST NATIONAL BANK OF BOSTON
not in its individual capacity, but solely
as Owner Trustee under a Trust Agreement,
dated as of September 15, 1987,
as corrected and restated with
BEAVER VALLEY TWO PI LIMITED PARTNERSHIP,
as Lessor
and
OHIO EDISON COMPANY,
as Lessee
___________________________________________________________

     Original Facility Lease Recorded on October 1, 1987, at
Mortgage Book Volume ___, Page ___, Beaver County,
Pennsylvania Recorder's Office.
     Corrective and Restated Facility Lease Recorded on
December __, 1987, at Mortgage Book Volume ___, Page ___,
Beaver County, Pennsylvania Recorder's Office.

     Amendment No. 1 to Facility Lease Recorded on December
__, 1987, at Mortgage Book Volume ___, Page ___, Beaver
County, Pennsylvania Recorder's Office.

     Amendment No. 2 to Facility Lease Recorded on November
__, 1992, at Mortgage Book Volume ___, Page ___, Beaver
County, Pennsylvania Recorder's Office.






          AMENDMENT NO. 3, dated as of September 30, 1994 ("Amendment No. 3"), to the Facility Lease, dated September 15, 1987, as corrected and restated and as amended by Amendment No. 1 thereto, dated as of February 1, 1988 ("Amendment No. 1"), and Amendment No. 2 thereto, dated as of November 5, 1992 ("Amendment No. 2"), all as in effect on the date hereof (the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee (the "Lessor") under a Trust Agreement, dated as of September 15, 1987, with BEAVER VALLEY TWO PI LIMITED PARTNERSHIP, as Owner Participant and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee").


                    W I T N E S S E T H :
                   -------------------

          WHEREAS, the Lessor and the Lessee have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest; and

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values so as to preserve Owner Participant's Net Economic Return in the event, among other things, of any Tax Rate Change occurring prior to the twentieth anniversary of the Closing Date, which results in the change in Tax Rate from the rate assumed in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L.
103-66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing
Assumptions from 34% to 35%; and

          WHEREAS, as a result of the Tax Rate Change, in order to carry out the provisions of Section 3(d) of the Facility Lease, the Owner Trustee and the Lessee desire to execute this Amendment No. 3 to amend certain Sections of the Facility Lease, amend Appendix A thereto, and amend the schedules of Basic Rent percentages, Casualty Values, Special Casualty Values and Modified Special Casualty Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.     Definitions
                         -----------
          For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.     Supplements and Amendments
                         --------------------------
          (a)  Section 3(e) Other Adjustments to Rent.
               --------------------------------------
Section 3(e) of the Facility Lease is amended by inserting before the end of the proviso contained in the second sentence thereof after the phrase "or this Section 3(e)" the following phrase:

          "; provided further that in order to determine
             ----------------
          the foregoing adjustments the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Amended Assumptions and the Tax Rate Assumptions".

          (b)  Computation of Adjustments.  Section 3(f) of
               --------------------------
the Facility Lease is hereby amended as follows:

          (i) by amending subparagraph (i)(A) by deleting the phrase "this Participation Agreement" and inserting in lieu thereof the phrase "the Participation Agreement" and

         (ii)  by amending subparagraph (v) by (a)
     inserting in the second parenthetical in the third sentence thereof after the phrase "the pricing file" the phrase "which incorporates the Amended
     Assumptions and the Tax Rate Assumptions" and (b) inserting before the end thereof after the last parenthetical thereof the phrase "while preserving
     Net Economic Return".

          (c)  Definitions.  Appendix A to the Facility
               -----------
Lease is amended as set forth in Amendment No. 5, dated as of September 30, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee, in respect of Appendix A thereto.

          (d)  Schedules.  Schedules 1 through 4 of the
               ---------
Facility Lease are hereby amended as follows:

          (i) Schedule 1 entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with
     Schedule 1 hereto.

         (ii)  Schedule 2 entitled "Schedule of Casualty
     Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

        (iii)  Schedule 3 entitled "Schedule of Special
     Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

         (iv)  Schedule 4 entitled "Schedule of Modified
     Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

          SECTION 3.     Miscellaneous
                         -------------
          (a)  Execution.  This Amendment No. 3 may be
               ---------
executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (b)  Original Counterpart.  The single executed
               --------------------
original of this Amendment No. 3 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 3. No security interest in this Amendment No. 3 may be created or continued through the transfer or possession of any counterpart other than the "Original."

          (c)  Effectiveness.  Although this Amendment No.
               -------------
3 is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto, and this Amendment No. 3 shall become effective as of the Tax Rate Adjustment Date (as defined in Amendment No. 5 to the Participation Agreement) when all conditions precedent to the Tax Rate Adjustment Date shall have been satisfied and this Amendment No. 3 shall have been duly executed and delivered by all of the parties hereto, is executed and shall be construed as an amendment and supple-ment to the Facility Lease, and as provided in the Facility Lease, this Amendment No. 3 forms a part thereof. On and from the Tax Rate Adjustment Date any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as corrected and restated and as amended and modified by Amendment No. 1, Amendment No. 2 and this Amendment No. 3 and the Facility Lease, as so amended, remains in full force and effect in accordance with its terms.

          (d)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment No. 3 shall not, except as expressly provided in this Amendment No. 3, operate as a waiver of any right, power or remedy of any party under any Transaction Document nor constitute, except as expressly provided in this Amendment No. 3, a waiver of any provision of any Transaction Document.

          (e)  Governing Law.  This Amendment No. 3 shall
               -------------
be governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the Commonwealth of Pennsylvania govern the creation of, and perfection of, the leasehold estate hereunder and the exercise of rights and remedies with respect to such leasehold estate and except to the extent that the Federal laws of the United States are mandatorily applicable.


















































          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Amendment No. 3 to be duly executed as of the date set forth above by their respective officers thereunto duly organized.

                              THE FIRST NATIONAL BANK
                                OF BOSTON, not in its
                                individual capacity, but
                                solely as Owner Trustee
                                under a Trust Agreement,
                                dated as of September 15,
                                1987, as corrected and
                                restated, with BEAVER
                                VALLEY TWO PI LIMITED
                                PARTNERSHIP, as Lessor



Attest: \s\ Emily Lea          By \s\ J.E. Mogavero
       ---------------------     -------------------------
Name:  Emily Lea                  Name:  J.E. Mogavero
Title: Account Manager            Title: Authorized Officer

[Corporate Seal]



                              OHIO EDISON COMPANY,
                                as Lessee



Attest: \s\ G.F. LaFlame      By  \s\ R.H. Marsh
       ---------------------    --------------------------
Name:  G.F. LaFlame              Name:  R.H. Marsh
Title: Secretary                 Title: Treasurer

[Corporate Seal]





















COMMONWEALTH OF MASSACHUSETTS )
                              : ss.:
COUNTY OF NORFOLK             )


          ON THIS, the 27th day of September, 1994, before me a Notary Public, personally appeared James E. Mogavero, who acknowledged himself to be a Authorized Officer of THE FIRST NATIONAL BANK OF BOSTON, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the national banking association by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                   \s\ Bernadette L. May, Bernadette L. May
                  -----------------------------------------
                    Notary Public
                    My Commission Expires: October 31, 1997



































STATE OF OHIO    )
                 : ss.:
COUNTY OF SUMMIT )


          ON THIS, the 30th day of September, 1994, before me a Notary Public in and for said County and State, personally appeared R.H. Marsh, who acknowledged himself to be a Treasurer of OHIO EDISON COMPANY, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                        \s\ Susie M. Hoisten
                       -------------------------------
                         Notary Public
                         Susie M. Hoisten - Notary Public
                         Residence - Summit County
                         State Wide Jurisdiction, Ohio
                         My Commission Expires Nov. 4, 1996


































                                                      I.B.
                                                      ----


          CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS AMENDMENT NO. 3 TO FACILITY LEASE OF THE FIRST NATIONAL BANK OF BOSTON, AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, DATED AS OF SEPTEMBER 15, 1987, AS CORRECTED AND RESTATED TO THE DATE HEREOF, BETWEEN THE FIRST NATIONAL BANK OF BOSTON AND BEAVER VALLEY TWO PI LIMITED PARTNERSHIP HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, UNDER THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF SEPTEMBER 15, 1987, AS CORRECTED AND RESTATED AND AS SUPPLEMENTED TO THE DATE HEREOF, FOR THE BENEFIT OF THE HOLDERS OF THE NOTES REFERRED TO IN SUCH TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF FACILITY LEASE. THIS AMENDMENT NO. 3 TO FACILITY LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THAT COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES CONTAINS THIS RECEIPT THEREFOR EXECUTED BY THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGES THEREOF AND NO SECURITY INTEREST IN THIS AMENDMENT NO. 3 TO FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THIS EXECUTED ORIGINAL COUNTERPART. SEE SECTION 22(e) OF THE FACILITY LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

          Receipt of this original counterpart of the foregoing Amendment No. 3 To Facility Lease is hereby acknowledged on this ___ day of ____, 1994.

                         THE BANK OF NEW YORK,
                           as Indenture Trustee


                         By__________________________
                           Name:
                           Title:

















                                                SCHEDULE 1
                                                     to
                                              AMENDMENT NO. 3
                                            TO FACILITY LEASE
                                          -----------------


                   BASIC RENT PERCENTAGES
                  ----------------------
                  Beaver Valley Two Pi L.P.


       Date               $              %
       ----               -              -

     Dec 1 1994      1,635,187.23           3.23767072
     Jun 1 1995      1,635,187.23           3.23767072
     Dec 1 1995      1,798,705.95           3.56143779
     Jun 1 1996      1,801,079.57           3.56613754
     Dec 1 1996      1,801,079.57           3.56613754
     Jun 1 1997      1,802,793.92           3.56953197
     Dec 1 1997      1,979,473.17           3.91935687
     Jun 1 1998      1,979,473.17           3.91935687
     Dec 1 1998      1,991,907.28           3.94397641
     Jun 1 1999      2,084,974.73           4.12824997
     Dec 1 1999      2,084,974.73           4.12824997
     Jun 1 2000      2,128,731.98           4.21488933
     Dec 1 2000      2,128,731.98           4.21488933
     Jun 1 2001      2,235,168.58           4.42563379
     Dec 1 2001      2,235,168.58           4.42563379
     Jun 1 2002      2,346,927.01           4.64691548
     Dec 1 2002      2,346,927.01           4.64691548
     Jun 1 2003      2,349,532.63           4.65207461
     Dec 1 2003      2,579,014.09           5.10644790
     Jun 1 2004      2,579,014.09           5.10644790
     Dec 1 2004      2,579,014.09           5.10644790
     Jun 1 2005      2,579,014.09           5.10644790
     Dec 1 2005      2,579,014.09           5.10644790
     Jun 1 2006      2,579,014.09           5.10644790
     Dec 1 2006      2,579,014.09           5.10644790
     Jun 1 2007      2,579,014.09           5.10644790
     Dec 1 2007      2,579,014.09           5.10644790
     Jun 1 2008      2,579,014.09           5.10644790
     Dec 1 2008      2,579,014.09           5.10644790
     Jun 1 2009      2,579,014.09           5.10644790
     Dec 1 2009      2,579,014.09           5.10644790












                                                SCHEDULE 1
                                                     to
                                              AMENDMENT NO. 3
                                            TO FACILITY LEASE
                                            -----------------


     Date               $                     %
     ----               -                     -

     Jun 1 2010      2,579,014.09           5.10644790
     Dec 1 2010      2,579,014.09           5.10644790
     Jun 1 2011      2,579,014.09           5.10644790
     Dec 1 2011      2,579,014.09           5.10644790
     Jun 1 2012      2,579,014.09           5.10644790
     Dec 1 2012      2,579,014.09           5.10644790
     Jun 1 2013      2,579,014.09           5.10644790
     Dec 1 2013      2,579,014.09           5.10644790
     Jun 1 2014      2,579,014.09           5.10644790
     Dec 1 2014      2,579,014.09           5.10644790
     Jun 1 2015      2,579,014.09           5.10644790
     Dec 1 2015      2,579,014.09           5.10644790
     Jun 1 2016      2,579,014.09           5.10644790
     Dec 1 2016      2,579,014.09           5.10644790
     Jun 1 2017      2,579,014.09           5.10644790

































                                              SCHEDULE 2
                                                  to
                                            AMENDMENT NO. 3
                                          TO FACILITY LEASE
                                          -----------------



                      CASUALTY VALUES
                 Beaver Valley Two Pi L.P.
        (Expressed as Percentage of Facility Cost)
        ------------------------------------------

     Date                     % of Facility Cost
     ----                     ------------------

     Dec 1 1994                           113.89093130
     Jun 1 1995                           114.49082411
     Dec 1 1995                           114.65496961
     Jun 1 1996                           114.70891433
     Dec 1 1996                           114.63043681
     Jun 1 1997                           114.44436984
     Dec 1 1997                           113.86855976
     Jun 1 1998                           113.27298393
     Dec 1 1998                           112.63224272
     Jun 1 1999                           111.78503957
     Dec 1 1999                           110.90890079
     Jun 1 2000                           109.93477374
     Dec 1 2000                           108.94377608
     Jun 1 2001                           107.71510252
     Dec 1 2001                           106.47119825
     Jun 1 2002                           104.97577009
     Dec 1 2002                           103.45287051
     Jun 1 2003                           101.87925878
     Dec 1 2003                            99.83393628
     Jun 1 2004                            97.70858451
     Dec 1 2004                            95.53102035
     Jun 1 2005                            93.28767654
     Dec 1 2005                            90.99361685
     Jun 1 2006                            88.63829028
     Dec 1 2006                            86.23349315
     Jun 1 2007                            83.80559258
     Dec 1 2007                            81.38625524
     Jun 1 2008                            78.95892189











                                              SCHEDULE 2
                                                  to
                                            AMENDMENT NO. 3
                                          TO FACILITY LEASE
                                          -----------------



     Date                               % of Facility Cost
     ----                               ------------------

     Dec 1 2008                              76.38466597
     Jun 1 2009                              73.67153197
     Dec 1 2009                              70.89326738
     Jun 1 2010                              68.03581181
     Dec 1 2010                              65.11001928
     Jun 1 2011                              62.10110310
     Dec 1 2011                              59.02060776
     Jun 1 2012                              55.85291422
     Dec 1 2012                              52.61029110
     Jun 1 2013                              49.27630297
     Dec 1 2013                              45.90810514
     Jun 1 2014                              42.51314886
     Dec 1 2014                              39.13073560
     Jun 1 2015                              35.54168329
     Dec 1 2015                              31.89055429
     Jun 1 2016                              28.02570452
     Dec 1 2016                              24.07178000
     Jun 1 2017                              20.00000000

























                                              SCHEDULE 3
                                                  to
                                            AMENDMENT NO. 3
                                          TO FACILITY LEASE
                                          -----------------


                  SPECIAL CASUALTY VALUES
                 Beaver Valley Two Pi L.P.
        (Expressed as Percentage of Facility Cost)
        ------------------------------------------

     Date                     % of Facility Cost
     ----                     ------------------

     Dec 1 1994                           112.52790430
     Jun 1 1995                           113.06607730
     Dec 1 1995                           113.16570823
     Jun 1 1996                           113.15221706
     Dec 1 1996                           113.00325007
     Jun 1 1997                           112.74350177
     Dec 1 1997                           112.09067395
     Jun 1 1998                           111.41459291
     Dec 1 1998                           110.68970110
     Jun 1 1999                           109.75453689
     Dec 1 1999                           108.78645405
     Jun 1 2000                           107.71621958
     Dec 1 2000                           106.62476262
     Jun 1 2001                           105.29108081
     Dec 1 2001                           103.93741338
     Jun 1 2002                           102.32725182
     Dec 1 2002                           100.68442355
     Jun 1 2003                            98.98545259
     Dec 1 2003                            96.80909442
     Jun 1 2004                            94.54677349
     Dec 1 2004                            92.22603801
     Jun 1 2005                            89.83303988
     Dec 1 2005                            87.38254931
     Jun 1 2006                            84.86370844
     Dec 1 2006                            82.28799285
     Jun 1 2007                            79.68143439
     Dec 1 2007                            77.07534928
     Jun 1 2008                            74.45281195
     Dec 1 2008                            71.67451294
     Jun 1 2009                            68.74809648









                                              SCHEDULE 3
                                                  to
                                            AMENDMENT NO. 3
                                          TO FACILITY LEASE
                                          -----------------


     Date                     % of Facility Cost
     ----                     ------------------

     Dec 1 2009                            65.74689169
     Jun 1 2010                            62.65640089
     Dec 1 2010                            59.48702095
     Jun 1 2011                            56.22348738
     Dec 1 2011                            52.87684520
     Jun 1 2012                            49.43095332
     Dec 1 2012                            45.89753463
     Jun 1 2013                            42.25958330
     Dec 1 2013                            38.57365838
     Jun 1 2014                            34.84658788
     Dec 1 2014                            31.11702179
     Jun 1 2015                            27.16509707
     Dec 1 2015                            23.13466428
     Jun 1 2016                            18.87333531
     Dec 1 2016                            14.50497844
     Jun 1 2017                            10.00000000





























                                              SCHEDULE 4
                                                  to
                                            AMENDMENT NO. 3
                                          TO FACILITY LEASE
                                          -----------------




             MODIFIED SPECIAL CASUALTY VALUES
                 Beaver Valley Two Pi L.P.


     Date           % of Facility Cost            $
     ----           ------------------            -

     Dec 1 1994                 35.78665415  18,074,067.75
     Jun 1 1995                 36.26310734  18,314,700.68
     Dec 1 1995                 36.62199077  18,495,954.93
     Jun 1 1996                 36.79829010  18,584,995.00
     Dec 1 1996                 36.92785417  18,650,431.40
     Jun 1 1997                 36.95915787  18,666,241.35
     Dec 1 1997                 36.95895368  18,666,138.22
     Jun 1 1998                 36.95378813  18,663,529.36
     Dec 1 1998                 36.95158188  18,662,415.09
     Jun 1 1999                 36.95037947  18,661,807.81
     Dec 1 1999                 36.94973256  18,661,481.09
     Jun 1 2000                 36.96841820  18,670,918.28
     Dec 1 2000                 36.60973860  18,489,766.97
     Jun 1 2001                 36.19440502  18,280,002.53
     Dec 1 2001                 35.89626828  18,129,428.42
     Jun 1 2002                 35.47338772  17,915,852.38
     Dec 1 2002                 34.96461070  17,658,894.29
     Jun 1 2003                 34.30660856  17,326,569.98
     Dec 1 2003                 33.79831647  17,069,856.80
     Jun 1 2004                 32.64475645  16,487,250.73
     Dec 1 2004                 31.62457655  15,972,008.36
     Jun 1 2005                 30.64939902  15,479,494.45
     Dec 1 2005                 29.67388897  14,986,812.61
     Jun 1 2006                 28.86837877  14,579,989.28
     Dec 1 2006                 27.93465323  14,108,410.72
     Jun 1 2007                 28.03070328  14,156,920.85
     Dec 1 2007                 28.23875988  14,261,999.94
     Jun 1 2008                 28.54771854  14,418,039.67










                                              SCHEDULE 4
                                                  to
                                            AMENDMENT NO. 3
                                          TO FACILITY LEASE
                                          -----------------



     Date           % of Facility Cost            $
     ----           ------------------            -

     Dec 1 2008                 25.56537643  12,911,806.28
     Jun 1 2009                 23.05435286  11,643,612.55
     Dec 1 2009                 21.84031458  11,030,461.91
     Jun 1 2010                 20.84123290  10,525,875.20
     Dec 1 2010                 19.56245290   9,880,026.72
     Jun 1 2011                 18.50523502   9,346,078.29
     Dec 1 2011                 17.15071402   8,661,976.78
     Jun 1 2012                 16.03024964   8,096,085.68
     Dec 1 2012                 14.59458810   7,371,004.09
     Jun 1 2013                 13.40933224   6,772,390.02
     Dec 1 2013                 13.03917556   6,585,442.20
     Jun 1 2014                 13.27731768   6,705,716.00
     Dec 1 2014                 13.68818264   6,913,223.55
     Jun 1 2015                 10.02894500   5,065,123.74
     Dec 1 2015                  8.81428541   4,451,659.30
     Jun 1 2016                  4.78722059   2,417,788.18
     Dec 1 2016                  2.98236721   1,506,246.07
     Jun 1 2017                  1.48742865     751,226.59






























===========================================================

                      AMENDMENT NO. 1

               dated as of November 5, 1992


                            to


                        CORRECTIVE

               TAX INDEMNIFICATION AGREEMENT



              dated as of September 15, 1987


                          between


                BEAVER VALLEY TWO PI, INC.,


                            and


                PAROCK LIMITED PARTNERSHIP,
                    as General Partners


                            and


                   OHIO EDISON COMPANY,
                         as Lessee

===========================================================

      Sale and Leaseback of an Undivided Interest in Beaver Valley Nuclear Power Plant Unit 2

===========================================================






          AMENDMENT NO. 1, dated as of November 5, 1992, to TAX INDEMNIFICATION AGREEMENT, dated as of September 15, 1987, between BEAVER VALLEY TWO PI, INC., a Pennsylvania corporation, and PAROCK LIMITED PARTNERSHIP, a New York limited partnership (collectively, the "General Partners" and, individually, a "General Partner") and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Participation Agreement, dated as of September 15, 1987, among Beaver Valley Two Pi Limited Partnership, the Original Loan Participants listed on Schedule l thereto, BVPS Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among Beaver Valley Two Pi Limited Partnership, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement").

          WHEREAS, the Limited Partner and the General
Partners have executed the Limited Partnership Agreement pursuant to which the General Partners have acquired a general partnership interest in the Owner Participant, and the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner
Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, the Lessee and the Owner Participant desire to refinance the Fixed Rate Notes and the Collateralized Lease Bonds and have entered into the Refinancing Agreement; and

          WHEREAS, the General Partners and the Lessee have heretofore executed the Corrective Tax Indemnification Agreement, dated as of September 15, 1987 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the Refinancing;

          NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1.  The preamble thereof is amended by (i)
     inserting the words ", as amended from time to time" immediately after the words "and the Lessee" and immediately before the words "(the "Participation Agreement")" and (ii) inserting the words "or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among Beaver Valley Pi Limited Partnership, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York, and the Lessee (the "Refinancing Agreement")" immediately after the words "(the "Participation Agreement")" and immediately before the period ending the sentence.

          2.  Section 1(a)(10) thereof is amended by
     inserting the words "the Retirement Premium Deduction, as defined below, the Refinancing Amortization
     Deductions, as defined below)" immediately after the words "the Interest Deductions," and immediately before the words "and the Amortization Deductions".

          3. Section 1(a)(12) thereof is amended (i) by inserting the words "Except as otherwise provided in
     Section 5 of the Refinancing Agreement," immediately before the words "Basic Rent will be paid on" and (ii) by inserting the words "Except as otherwise provided in
     Section 5 of the Refinancing Agreement," immediately before the words "Basic Rent will be payable in arrears".

          4. Section 1(a)(13) thereof is amended (i) by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than (a) payment" and (ii) by deleting in clause (b) thereof the words "six-month period ending on each Basic Rent Payment Date," and replacing them with the words "period to which each payment of Basic Rent relates, as set forth in the Facility Lease,".

          5.  Section 1(a)(17) thereof is amended by
     inserting the words "and the Refinancing Documents" immediately after the words "the Transaction Documents" and immediately before the words "using the accrual method".

          6.  Section 1(a)(18) thereof is amended by
     inserting the words "and the Refinancing Documents" immediately after the words "and the Financing
     Documents" and immediately before the words "as derived from or allocable to".

          7. Section 1(a) thereof is amended by adding the following tax assumptions at the end of said Section
     1(a):

               "(19) The Owner Participant will be allowed a deduction for 100 percent of the premium paid with respect to the Purchased Notes and the Purchased Bonds in the taxable year of the Owner Participant in which such premium is paid (the "Retirement Premium Deduction"); and the General Partners will be entitled to take their respective 0.9% and 0.1% distributive share of the Retirement Premium Deduction into account in computing their federal income tax liability.

               (20)  The Owner Participant will be allowed
          current deductions for amortization of an amount equal to the Refinancing Transaction Expenses to the extent payable by the Owner Trustee pursuant to
          Section 15(a) of the Refinancing Agreement computed on a straight-line basis from the Purchase Date to the end of the Basic Lease Term (the "Refinancing Amortization Deductions"); and the General Partners will be entitled to take their respective 0.9% and 0.1% distributive share of the Refinancing Amortization Deductions into account in computing their federal income tax liability."

          8.   Section 1(b)(8) thereof is amended by
     inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "and the Amortization
     Deductions".

          9.   Section 1(b)(9) thereof is amended by
     inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than the amounts described".

          10.  Section 1(b)(10) thereof is amended by
     inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "as derived from or allocable to".

          11.  Section 1(b)(19) thereof is amended by
     inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "or the Amortization
     Deductions,".

          12. Section 1(b)(21) thereof is amended (i) by inserting the words "and will not throughout the term of the Facility Lease" immediately after the words "does not" and immediately before the words "legally, beneficially or constructively" and (ii) by inserting the words "or New Funding Corporation" immediately after the words "or Funding Corporation" and immediately before the words "or any Holder of Bonds".

          13.  Section 1(b)(22) thereof is amended by
     inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the period ending the sentence.

          14. Section 2(b)(1) thereof is amended by (i) inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions" and (ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than the amounts".

          15. Section 2(b)(1)(i) thereof is amended by (i) inserting the words ", the Refinancing Documents" immediately after the words "the Financing Documents" and immediately before the words "or any certificate or other document" and (ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the word ", or".

          16. Section 2(b)(1)(ii) thereof is amended by (i) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "and acts specifically required" and (ii) inserting the words "or any Refinancing Document" immediately after the words "or any Financing Document" and immediately before the words "; provided, however,".
        --------  -------

          17.  Section 2(b)(1)(viii) thereof is amended by
     (i) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "or any terms or provisions thereof" and (ii) inserting the words ", New Funding Corporation" immediately after the words "by the Lessee, Funding Corporation" and immediately before the words "or the Loan Participants".

          18. Section 2(b)(1)(ix) thereof is amended by (i) inserting the words "New Funding Corporation," immediately after the words "the presence of Funding Corporation," and immediately before the words "or any successor or assign thereof", (ii) replacing the words "or any successor or assign thereof" with the words "or any successors or assigns thereof" and (iii) inserting the words "and the Refinancing Documents" immediately after the words "and the Financing Documents" and immediately before the word", or".

          19. Section 2(b)(1)(x) thereof is amended by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "(including, without limitation, the provisions".

          20. Section 2(b)(1)(xiii) thereof is amended by inserting the words "or the Refinancing Documents" immediately after the words" or the Financing Documents" and immediately before the words") of the trustee thereof,".

          21.  Section 2(b)(2) thereof is amended by
     inserting the words "or the Refinancing Documents" (i) immediately after the words "or Financing Documents" and immediately before the words "(whether or not" and (ii) immediately after the words "or the Financing Documents" and immediately before the words ") (any such loss, disallowance,".

          22.  Section 5(a) thereof is amended by (i)
     inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions" and (ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the semicolon.

          23. Section 5(b) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions".

          24. Section 5(e) thereof is amended by inserting the words ", the Refinancing Agreement" immediately after the words "under the Facility Lease" and immediately before the words "or any Transaction
     Document".

          25. Section 5(g) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions".

          26. Section 6(e) thereof is amended by inserting the words "or any of the Refinancing Documents" immediately after the words "any of the Transaction
     Documents" and immediately before the words ", or if and for so long".


















          IN WITNESS WHEREOF, the General Partners and the
Lessee have caused this Amendment No. 1 to Tax
Indemnification Agreement to be duly executed by their respective officers thereunto duly authorized as of the date set forth below.


                              OHIO EDISON COMPANY


                              By: \s\ T.F. Struck, II
                                  ---------------------------

                              Dated: November 5, 1992


                              BEAVER VALLEY TWO PI, INC.


                              By: \s\ David D. Elliman
                                  ---------------------------
                              Dated: November 5, 1992


                              PAROCK LIMITED PARTNERSHIP


                              By: \s\ David D. Elliman
                                  ---------------------------
                              Dated: November 5, 1992





























                                                       I.E.1.





=============================================================

AMENDMENT NO. 2

dated as of September 30, 1994


to


CORRECTIVE

TAX INDEMNIFICATION AGREEMENT


dated as of September 15, 1987


between


HG POWER PLANT, INC.,
as Limited Partner


and


OHIO EDISON COMPANY,
as Lessee



=============================================================

Sale and Leaseback of an Undivided Interest in Beaver Valley Power Station Unit 2

=============================================================












          AMENDMENT NO. 2, dated as of September 30, 1994 ("Amendment No. 2"), to the CORRECTIVE TAX INDEMNIFICATION AGREEMENT, dated as of September 15, 1987, between HG POWER PLANT, INC., a Delaware corporation (the "Limited Partner"), and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee") as amended by Amendment No. 1 to the Corrective Tax Indemnification Agreement dated as of November 5, 1992 (the "Tax Indemnification Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix A to the Participation Agreement, dated as of September 15, 1987, among the Beaver Valley Two Pi Limited Partnership, the Original Loan Participants listed on
Schedule 1 thereto, BVPS Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement") or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among the Beaver Valley Two PI Limited Partnership, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York and Ohio Edison Company (the "Refinancing Agreement").


                    W I T N E S S E T H:
                    -------------------

          WHEREAS, the Limited Partner and the General
Partners have executed the Limited Partnership Agreement pursuant to which the Limited Partner has acquired a limited partnership interest in the Owner Participant, and the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and the Schedules of Casualty Values, Specialty Casualty Values and Modified Special Casualty Values in the event of a Tax Rate Change which results in the marginal federal income tax rate applicable to corporations ("Tax Rate") differing from the rate assumed in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing Assumptions from 34% to 35%; and

          WHEREAS, the Lessor and Lessee have entered into Lease Amendment No. 3 amending Schedules 1 through 4 of the
Facility Lease to reflect the increase in the Tax Rate.

          WHEREAS, the Limited Partner and the Lessee have heretofore executed the Tax Indemnification Agreement providing for indemnification by the Lessee against the loss of certain tax benefits;

          WHEREAS, Section 7 of the Tax Indemnification
Agreement requires an adjustment to the Tax Assumptions to reflect adjustments to Basic Rent pursuant to Section 3(d) of the Facility Lease;

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Tax Indemnification Agreement is hereby amended as follows:

               (i)  by replacing the words "Transaction
          Documents or the Financing Documents or the Refinancing Documents" or the words "Transaction Documents, Financing Documents or the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing Documents or the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement, except in Section 1(a)(13) thereof;

               (ii)  by replacing the words "Transaction
          Documents and the Refinancing Documents" with the words "Transaction Documents, the Refinancing
          Documents and the Tax Rate Adjustment Transaction
          Documents" throughout such Tax Indemnification
          Agreement;

               (iii)  by replacing the words "Transaction
          Documents and the Financing Documents and the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing Documents and the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement;

               (iv)  by replacing the words "any Transaction
          Document or any Financing Document or any Refinancing Document" with the words "any
          Transaction Document or any Financing Document or any Refinancing Document or any Tax Rate Adjustment
          Transaction Document" throughout such Tax
          Indemnification Agreement;

               (v)  by replacing the words "any of the
          Transaction Documents or any of the Financing Documents" with the words "any of the Transaction Documents or any of the Financing Documents or any of the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement;

               (vi) by replacing the words "Transaction
          Documents, the Financing Documents, the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing Documents, the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement; and

               (vii) by replacing the words "the Facility
          Lease, the Refinancing Agreement or any Transaction Document" with the words "the Facility Lease, the Refinancing Agreement, any Transaction Document or any Tax Rate Adjustment Transaction Document" throughout such Tax Indemnification Agreement.

          2.   Section 1(a)(9) of the Tax Indemnification
Agreement is hereby amended in its entirety to read, as follows:

          The Owner Participant will be allowed current deductions for amortization of the following amounts (the "Amortization Deductions"): (i) an amount equal to Transaction Expenses to the extent payable by the Owner Participant pursuant to Section 14 of the Participation Agreement computed on a straight-line basis over the Basic Lease Term and (ii) an amount equal to the Tax Rate Change Transaction Expenses payable on behalf of the Owner Trustee pursuant to Section 5(a) of Amendment No. 5 to the Participation Agreement dated the date hereof, computed on a straight-line basis over the period commencing on the Tax Rate Adjustment Date and ending on the last day of the Basic Lease Term; and the Limited Partner will be entitled to take its 99% distributive share of the Amortization Deductions into account in computing the consolidated federal income tax liability of the Group.

          3. Section 1(a)(13) of the Tax Indemnification Agreement is hereby amended by (i) replacing the words "the Transaction Documents or the Financing Documents or the Refinancing Documents" with the words "the documents dated the Tax Rate Adjustment Date delivered in connection with the tax rate adjustment (the "Tax Rate Adjustment Transaction Documents"), the Transaction Documents, the Financing Documents or the Refinancing Documents", (ii) deleting the word "and" immediately before clause (h) and replacing it with "," and (iii) adding the following after clause (h), and before the period:

          "and (i) Supplemental Rent in the amount of the Tax
     Rate Change Transaction Expenses payable under
     Section 5(a) of Amendment No. 5 to the Participation
     Agreement dated the date hereof".

          4.  Effective on and as of January 1, 1993, Section
1(a)(14) of the Tax Indemnification Agreement is hereby amended in its entirety to read, as follows:

          "The Limited Partner's marginal federal rate of income tax is (i) 39.00% for its taxable year ending January 31, 1988, (ii) 34% for each taxable year thereafter through January 31, 1992,
     (iii) 34.361831% for its taxable year ended January
     31, 1993 and (iv) 35% for its taxable year ended
     January 31, 1994 and each taxable year thereafter, in each case without giving effect to any credits against tax, and such marginal and effective rates will be applicable to each item of income and deduction contemplated by this section 1(a)."

          5.  Sections 1(b)(9) and 2(b)(1) of the Tax
Indemnification Agreement are amended by replacing "Sections
1(a)(13)(a)-(h)" with "Sections 1(a)(13)(a)-(i)" in each
place it appears.

          6.  Section 2(b)(1) of the Tax Indemnification
Agreement is amended by adding after "Lessee," as it appears in subsection (xiv) of said Section 2(b)(1), the following:

          "or (xv) any adjustment to Basic Rent or any schedule pursuant to Section 3(d) of the Facility
          Lease,"

          7.  Except as amended hereby, the Tax
Indemnification Agreement shall survive and continue in full force and effect.

          8. This Amendment No. 2 may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Amendment No. 2, including a signature page executed by each of the parties hereto shall be an original of this Amendment No. 2, but all of such counterparts together shall constitute one instrument.

          9. This Amendment No. 2 shall in all respects be governed by and construed in accordance with the laws of the State of New York.



















          IN WITNESS WHEREOF, the Limited Partner and the
Lessee have caused this Amendment No. 2 to the Tax
Indemnification Agreement to be duly executed as of the date set forth above by their respective officers thereunto duly authorized.


OHIO EDISON COMPANY


By \s\ T.F. Struck, II
  --------------------------
  Name: T.F. Struck, II
       ---------------------
  Title: Assistant Treasurer
        --------------------

HG POWER PLANT, INC.


By \s\ S. Ronald Stone
  ---------------------------
  Name:  S. Ronald Stone
        ---------------------
  Title: Vice President
        ---------------------

- -------------------------------------------------------------


                       AMENDMENT NO. 1

                dated as of November 5, 1992


                             to


                         CORRECTIVE

                TAX INDEMNIFICATION AGREEMENT


               dated as of September 15, 1987


                           between


                    HG POWER PLANT, INC.,
                     as Limited Partner


                             and


                    OHIO EDISON COMPANY,
                          as Lessee



- -------------------------------------------------------------

       Sale and Leaseback of an Undivided Interest in Beaver Valley Nuclear Power Plant Unit 2


- -------------------------------------------------------------










          AMENDMENT NO. 1, dated as of November 5, 1992, to CORRECTIVE TAX INDEMNIFICATION AGREEMENT, dated as of September 15, 1987, between HG POWER PLANT, INC., a Delaware corporation (the "Limited Partner"), and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Participation Agreement, dated as of September 15, 1987, among Beaver Valley Two Pi Limited Partnership, the Original Loan Participants listed on
Schedule 1 thereto, BVPS Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among Beaver Valley Two Pi Limited Partnership, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement").

          WHEREAS, the Limited Partner and the General
Partners have executed the Limited Partnership Agreement pursuant to which the Limited Partner has acquired a limited partnership interest in the Owner Participant, and the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee; and

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee; and

          WHEREAS, the Lessee, the Owner Participant and the Limited Partner desire to refinance the Fixed Rate Notes and the Collateralized Lease Bonds and have entered into the Refinancing Agreement; and

          WHEREAS, the Limited Partner and the Lessee have heretofore executed the Corrective Tax Indemnification Agreement, dated as of September 15, 1987 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the Refinancing.


          NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1.   The preamble thereof is amended by (i)
inserting the words ", as amended from time to time" immediately after the words "and Ohio Edison Company" and immediately before the words "(the "Participation Agreement")" and (ii) inserting the words "or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among Beaver Valley Two Pi Limited Partnership, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York, and the Lessee (the "Refinancing Agreement")" immediately after the words "(the "Participation Agreement")" and immediately before the period ending the sentence.

          2.   Section 1(a)(10) thereof is amended by
inserting the words "the Retirement Premium Deduction, as defined below, the Refinancing Amortization Deductions, as defined below," immediately after the words "the Interest
Deductions," and immediately before the words "and the Amortization Deductions".

          3. Section 1(a)(12) thereof is amended by (i) inserting the words "Except as otherwise provided in Section 5 of the Refinancing Agreement," immediately before the words "Basic Rent will be paid on" and (ii) inserting the words "Except as otherwise provided in Section 5 of the Refinancing Agreement," immediately before the words "Basic Rent will be payable in arrears".

          4. Section 1(a)(13) thereof is amended (i) by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than (a) payment" and
(ii) by deleting in clause (b) thereof the words "six-month period ending on each Basic Rent Payment Date," and replacing them with the words "period to which each payment of Basic Rent relates, as set forth in the Facility Lease,".

          5.   Section 1(a)(17) thereof is amended by
inserting the words "and the Refinancing Documents" immediately after the words "the Transaction Documents" and immediately before the words "using the accrual method".

          6.   Section 1(a)(18) thereof is amended by
inserting the words "and the Refinancing Documents" immediately after the words "and the Financing Documents" and immediately before the words ", as derived from or allocable to".

          7. Section 1(a) thereof is amended by adding the following tax assumptions at the end of said Section 1(a):

          "(19) The Owner Participant will be allowed a deduction for 100 percent of the premium paid with respect to the Purchased Notes and the Purchased Bonds in the taxable year of the Owner Participant in which such premium is paid (the "Retirement Premium Deduction"); and the Limited Partner will be entitled to take its 99% distributive share of the Retirement Premium Deduction into account in computing the consolidated federal income tax liability of the Group.

          (20) The Owner Participant will be allowed current deductions for amortization of an amount equal to the Refinancing Transaction Expenses to the extent payable by the Owner Trustee pursuant to Section 15(a) of the Refinancing Agreement computed on a straight-line basis from the Purchase Date to the end of the Basic Lease Term (the "Refinancing Amortization Deductions"); and the Limited Partner will be entitled to take its 99% distributive share of the Refinancing Amortization Deductions into account in computing the consolidated federal income tax liability of the Group."

          8.   Section 1(b)(8) thereof is amended by
inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "and the Amortization Deductions".

          9.   Section 1(b)(9) thereof is amended by
inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than the amounts described".

          10.  Section 1(b)(10) thereof is amended by
inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "as derived from or allocable to".

          11.  Section 1(b)(19) thereof is amended by
inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions," immediately after the words "the Interest Deductions," and immediately before the words "the Amortization Deductions,".

          12. Section 1(b)(21) thereof is amended (i) by inserting the words "and will not throughout the term of the Facility Lease" immediately after the words "does not" and immediately before the words "legally, beneficially or constructively" and (ii) by inserting the words "or New Funding Corporation" immediately after the words "or Funding Corporation" and immediately before the words "or any Holder of Bonds".

          13.  Section 1(b)(22) thereof is amended by
inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the period ending the sentence.

          14. Section 2(b)(1) thereof is amended by (i) inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions," immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions" and (ii) inserting the words "the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than the amounts".

          15. Section 2(b)(1)(i) thereof is amended by (i) inserting the words ", the Refinancing Documents" immediately after the words "the Financing Documents" and immediately before the words "or any certificate or other document" and
(ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the word ", or".

          16. Section 2(b)(1)(ii) thereof is amended by (i) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "and acts specifically required" and (ii) inserting the words "or any Refinancing Document" immediately after the words "or any Financing Document" and immediately before the words "; provided, however,".
                                --------  -------

          17.  Section 2(b)(1)(viii) thereof is amended by
(i) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "or any terms or provisions thereof" and (ii) inserting the words ", New Funding Corporation" immediately after the words "by the Lessee, Funding Corporation" and immediately before the words "or the Loan Participants".

          18. Section 2(b)(1)(ix) thereof is amended by (i) inserting the words "New Funding Corporation," immediately after the words "the presence of Funding Corporation," and immediately before the words "or any successor or assign thereof", (ii) replacing the words "or any successor or assign thereof" with the words "or any successors or assigns thereof" and (iii) inserting the words "and the Refinancing Documents" immediately after the words "and the Financing Documents" and immediately before the word ", or".

          19. Section 2(b)(1)(x) thereof is amended by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "(including without limitation the provisions".

          20. Section 2(b)(1)(xiii) thereof is amended by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words ") of the trustee thereof,".

          21.  Section 2(b)(2) thereof is amended by
inserting the words "or the Refinancing Documents" (i) immediately after the words "or Financing Documents" and immediately before the words "(whether or not" and (ii) immediately after the words "or the Financing Documents" and immediately before the words ") (any such loss, disallowance,".

          22.  Section 5(a) thereof is amended by (i)
inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions" and (ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the semicolon.

          23. Section 5(b) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions," immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions".

          24. Section 5(e) thereof is amended by inserting the words ", the Refinancing Agreement" immediately after the words "under the Facility Lease" and immediately before the words "or any Transaction Document".

          25. Section 5(g) thereof is amended by inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions".

          26. Section 6(e) thereof is amended by inserting the words "or any of the Refinancing Documents" immediately after the words "any of the Transaction Documents" and immediately before the words ", or if and for so long".


































          IN WITNESS WHEREOF, the Limited Partner and the
Lessee have caused this Amendment No. 1 to Tax
Indemnification Agreement to be duly executed by their respective officers thereunto duly authorized as of the date set forth below.


                         OHIO EDISON COMPANY


                         By \s\ T.F. Struck, II
                            -----------------------
                         Dated: November 5, 1992

                         HG POWER PLANT, INC.


                         By \s\ S. Ronald Stone
                            ------------------------
                         Dated: November 5, 1992







































                                                       I.E.1.





=============================================================


AMENDMENT NO. 2

dated as of September 30, 1994


to


CORRECTIVE

TAX INDEMNIFICATION AGREEMENT


dated as of September 15, 1987


between


HG POWER PLANT, INC.,
as Limited Partner


and


OHIO EDISON COMPANY,
as Lessee


=============================================================

Sale and Leaseback of an Undivided Interest in Beaver Valley Power Station Unit 2

=============================================================












          AMENDMENT NO. 2, dated as of September 30, 1994 ("Amendment No. 2"), to the CORRECTIVE TAX INDEMNIFICATION AGREEMENT, dated as of September 15, 1987, between HG POWER PLANT, INC., a Delaware corporation (the "Limited Partner"), and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee") as amended by Amendment No. 1 to the Corrective Tax Indemnification Agreement dated as of November 5, 1992 (the "Tax Indemnification Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix A to the Participation Agreement, dated as of September 15, 1987, among the Beaver Valley Two Pi Limited Partnership, the Original Loan Participants listed on
Schedule 1 thereto, BVPS Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement") or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among the Beaver Valley Two PI Limited Partnership, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York and Ohio Edison Company (the "Refinancing Agreement").


                    W I T N E S S E T H:
                    -------------------

          WHEREAS, the Limited Partner and the General
Partners have executed the Limited Partnership Agreement pursuant to which the Limited Partner has acquired a limited partnership interest in the Owner Participant, and the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and the Schedules of Casualty Values, Specialty Casualty Values and Modified Special Casualty Values in the event of a Tax Rate Change which results in the marginal federal income tax rate applicable to corporations ("Tax Rate") differing from the rate assumed in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing Assumptions from 34% to 35%; and

          WHEREAS, the Lessor and Lessee have entered into Lease Amendment No. 3 amending Schedules 1 through 4 of the
Facility Lease to reflect the increase in the Tax Rate.

          WHEREAS, the Limited Partner and the Lessee have heretofore executed the Tax Indemnification Agreement providing for indemnification by the Lessee against the loss of certain tax benefits;

          WHEREAS, Section 7 of the Tax Indemnification
Agreement requires an adjustment to the Tax Assumptions to reflect adjustments to Basic Rent pursuant to Section 3(d) of the Facility Lease;


          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

          1. The Tax Indemnification Agreement is hereby amended as follows:

               (i)  by replacing the words "Transaction
          Documents or the Financing Documents or the Refinancing Documents" or the words "Transaction Documents, Financing Documents or the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing Documents or the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement, except in Section 1(a)(13) thereof;

               (ii)  by replacing the words "Transaction
          Documents and the Refinancing Documents" with the words "Transaction Documents, the Refinancing
          Documents and the Tax Rate Adjustment Transaction
          Documents" throughout such Tax Indemnification
          Agreement;

               (iii)  by replacing the words "Transaction
          Documents and the Financing Documents and the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing Documents and the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement;

               (iv)  by replacing the words "any Transaction
          Document or any Financing Document or any Refinancing Document" with the words "any
          Transaction Document or any Financing Document or any Refinancing Document or any Tax Rate Adjustment
          Transaction Document" throughout such Tax
          Indemnification Agreement;

               (v)  by replacing the words "any of the
          Transaction Documents or any of the Financing Documents" with the words "any of the Transaction Documents or any of the Financing Documents or any of the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement;

               (vi) by replacing the words "Transaction
          Documents, the Financing Documents, the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing Documents, the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification Agreement; and

               (vii) by replacing the words "the Facility
          Lease, the Refinancing Agreement or any Transaction Document" with the words "the Facility Lease, the Refinancing Agreement, any Transaction Document or any Tax Rate Adjustment Transaction Document" throughout such Tax Indemnification Agreement.

          2.   Section 1(a)(9) of the Tax Indemnification
Agreement is hereby amended in its entirety to read, as follows:

          The Owner Participant will be allowed current deductions for amortization of the following amounts (the "Amortization Deductions"): (i) an amount equal to Transaction Expenses to the extent payable by the Owner Participant pursuant to Section 14 of the Participation Agreement computed on a straight-line basis over the Basic Lease Term and (ii) an amount equal to the Tax Rate Change Transaction Expenses payable on behalf of the Owner Trustee pursuant to Section 5(a) of Amendment No. 5 to the Participation Agreement dated the date hereof, computed on a straight-line basis over the period commencing on the Tax Rate Adjustment Date and ending on the last day of the Basic Lease Term; and the Limited Partner will be entitled to take its 99% distributive share of the Amortization Deductions into account in computing the consolidated federal income tax liability of the Group.

          3. Section 1(a)(13) of the Tax Indemnification Agreement is hereby amended by (i) replacing the words "the Transaction Documents or the Financing Documents or the Refinancing Documents" with the words "the documents dated the Tax Rate Adjustment Date delivered in connection with the tax rate adjustment (the "Tax Rate Adjustment Transaction Documents"), the Transaction Documents, the Financing Documents or the Refinancing Documents", (ii) deleting the word "and" immediately before clause (h) and replacing it with "," and (iii) adding the following after clause (h), and before the period:

          "and (i) Supplemental Rent in the amount of the Tax
     Rate Change Transaction Expenses payable under
     Section 5(a) of Amendment No. 5 to the Participation
     Agreement dated the date hereof".

          4.  Effective on and as of January 1, 1993, Section
1(a)(14) of the Tax Indemnification Agreement is hereby amended in its entirety to read, as follows:

          "The Limited Partner's marginal federal rate of income tax is (i) 39.00% for its taxable year ending January 31, 1988, (ii) 34% for each taxable year thereafter through January 31, 1992,
     (iii) 34.361831% for its taxable year ended January
     31, 1993 and (iv) 35% for its taxable year ended
     January 31, 1994 and each taxable year thereafter, in each case without giving effect to any credits against tax, and such marginal and effective rates will be applicable to each item of income and deduction contemplated by this section 1(a)."

          5.  Sections 1(b)(9) and 2(b)(1) of the Tax
Indemnification Agreement are amended by replacing "Sections
1(a)(13)(a)-(h)" with "Sections 1(a)(13)(a)-(i)" in each
place it appears.

          6.  Section 2(b)(1) of the Tax Indemnification
Agreement is amended by adding after "Lessee," as it appears in subsection (xiv) of said Section 2(b)(1), the following:

          "or (xv) any adjustment to Basic Rent or any schedule pursuant to Section 3(d) of the Facility
          Lease,"

          7.  Except as amended hereby, the Tax
Indemnification Agreement shall survive and continue in full force and effect.

          8. This Amendment No. 2 may be executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Amendment No. 2, including a signature page executed by each of the parties hereto shall be an original of this Amendment No. 2, but all of such counterparts together shall constitute one instrument.

          9. This Amendment No. 2 shall in all respects be governed by and construed in accordance with the laws of the State of New York.



















          IN WITNESS WHEREOF, the Limited Partner and the
Lessee have caused this Amendment No. 2 to the Tax
Indemnification Agreement to be duly executed as of the date set forth above by their respective officers thereunto duly authorized.


OHIO EDISON COMPANY


By \s\ T.F. Struck, II
  --------------------------
  Name: T.F. Struck, II
       ---------------------
  Title: Assistant Treasurer
        --------------------

HG POWER PLANT, INC.


By \s\ S. Ronald Stone
  ---------------------------
  Name:  S. Ronald Stone
        ---------------------
  Title: Vice President
        ---------------------

































                                                 [EXECUTION COPY]
- -----------------------------------------------------------------

- -----------------------------------------------------------------


                         AMENDMENT NO. 5
                  dated as of January 12, 1993

                               to

                     PARTICIPATION AGREEMENT
               dated as of September 15, 1987, as
                     corrected and restated,
           and amended by the Amendment No. 1 thereto
                  dated as of February 1, 1988,
                   the Amendment No. 2 thereto
                   dated as of March 15, 1988,
                   the Amendment No. 3 thereto
                   dated as of March 16, 1988,
               Amendment No. 4 thereto dated as of
                        November 5, 1992

                              among

                CHRYSLER CONSORTIUM CORPORATION,
                      as Owner Participant

                    BVPS FUNDING CORPORATION,

                  BVPS II FUNDING CORPORATION,

               THE FIRST NATIONAL BANK OF BOSTON,
                 in its individual capacity and
            as Owner Trustee under a Trust Agreement
                 dated as of September 15, 1987
                   with the Owner Participant,

                      THE BANK OF NEW YORK,
                      as Indenture Trustee

                               and

                      OHIO EDISON COMPANY,
                            as Lessee

- -----------------------------------------------------------------

- -----------------------------------------------------------------

               Refinancing of the Fixed Rate Notes
     Relating to the Beaver Valley Power Station Unit No. 2

________________________________________________________________



     THIS AMENDMENT NO. 5, dated as of January 12, 1993 ("Amendment No. 5"), to the Participation Agreement dated as of
  ---------------
September 15, 1987, as corrected and restated and as amended by Amendment No. 1 thereto dated as of February 1, 1988, Amendment No. 2 dated as of March 15, 1988, and Amendment No. 3 dated as of March 16, 1988 and Amendment No. 4 dated as of November 5, 1992 and as in effect on the date hereof (the "Participation
                                          -------------
Agreement"), among the Owner Participant identified on the cover
- ---------
page hereof ("Owner Participant"), BVPS FUNDING CORPORATION, a
              -----------------
 Delaware corporation ("Funding Corporation"), BVPS II FUNDING
                        -------------------
CORPORATION, a Delaware corporation ("New Funding Corporation"),
                                      -----------------------
THE FIRST NATIONAL BANK OF BOSTON, a national banking association, in its individual capacity ("FNB") and as Owner
                                          ---
Trustee ("Owner Trustee") under a Trust Agreement, dated as of
          -------------
September 15, 1987, with the Owner Participant, THE BANK OF NEW YORK (formerly Irving Trust Company), a New York banking corporation, in its individual capacity ("Bank of New York") and
                                          ----------------
as Indenture Trustee ("Indenture Trustee") under a Trust
                       -----------------
Indenture, Mortgage, Security Agreement and Assignment of Facility Lease dated as of September 15, 1987, as corrected and restated and as supplemented and amended by the Supplemental Indenture No. 1 dated as of February 1, 1988, and Supplemental Indenture No. 2 dated as of November 1, 1992 and Supplemental Indenture No. 3 dated as of January 1, 1993 ("Indenture"), with
                                              ---------
the Owner Trustee, and OHIO EDISON COMPANY, an Ohio corporation
("Lessee"),
  ------


                      W I T N E S S E T H:
                      - - - - - - - - - -


     WHEREAS, the Owner Participant, Funding Corporation, the
Owner Trustee, the Indenture Trustee and the Lessee have previously entered into the Participation Agreement;

     WHEREAS, the Initial Series Notes which were issued by the Owner Trustee in connection with the acquisition of the Undivided
Interest have been refunded;

     WHEREAS, the parties hereto desire to permit the repurchase of all of the 11% Fixed Rate Notes due December 1, 2015 ("11% Notes") and the remaining 9.9% Notes due December 1,
       ---------
1999 ("9.9% Notes") heretofore issued and Outstanding
       ----------
simultaneously with the issuance of Additional Notes on January 12, 1993 (the "Purchase Date") to New Funding Corporation;
               -------------

     WHEREAS, Section 3(e) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values in order to preserve the Net Economic Return of the Owner Participant in the event of the refunding of the Fixed Rate Notes;

     WHEREAS, Section 10.1(viii) of the Indenture provides, among other things, that the Owner Trustee and Indenture Trustee may, without consent of the Holders of the Fixed Rate Notes Outstanding, execute a supplement to the Indenture in order to evidence the issuance of and to provide the terms of Additional Notes;

     WHEREAS, the Owner Trustee and the Indenture Trustee intend to execute Supplemental Indenture No. 3 to the Indenture, dated as of January 1, 1993 ("Supplemental Indenture No. 3"),
                        ----------------------------
providing for the issuance under the Indenture of the New Fixed
Rate Notes as defined in Supplemental Indenture No. 3;

     WHEREAS, Section 10.2(ii) of the Indenture provides, among other things, that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments to the Facility Lease;

     WHEREAS, the Owner Trustee and the Lessee intend to execute
Amendment No. 3 to the Facility Lease, dated as of January 12,
1993 ("Lease Amendment No. 3"), to amend certain
       ---------------------
provisions and schedules thereof and Appendix A thereto;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     SECTION 1.  Definitions.  Except as otherwise amended
                 -----------
or defined herein and in the recitals, capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix A to the Participation Agreement.

     SECTION 2.  Amendments.  a.Section 8(a)(7) of the
                 ----------
Participation Agreement is amended in its entirety to read as follows:

     "Location of the Chief Place of Business and Chief
      ------------------------------------------------
     Executive Office, etc.  The chief place of business and
     ---------------------
     chief executive office of FNB and the office where its records concerning the accounts or contract rights relating to the transaction contemplated hereby are kept is located in Boston, Massachusetts and the chief place of business and chief executive office of the Corporate Trust Division of the Owner Trustee is located in Canton, Massachusetts."

     b. Section 8(b) of the Participation Agreement is amended as follows:

          (i) by replacing the reference to "and (6)" in the first line thereof with a reference to ", (6), and (7)"; and

          (i)   by inserting the following new clause (7):

          "(7)  Administration of Trust.  The principal
                -----------------------
          place of administration of the Trust shall be in Massachusetts."

     a. Section 18(a)(ii) of the Participation Agreement is amended to read in its entirety as follows:

     "if FNB, or the Owner Trustee, by regular mail, to the First National Bank of Boston, Corporate Trust Division, Mail Stop 45-02-15, P.O. Box 1618, Boston, Massachusetts 02105-1618, Attention: Manager, Corporate Trust Division (Reference: Ohio Edison-Perry Leveraged Lease), or if by hand delivery or courier delivery, to the First National Bank of Boston, Corporate Trust Division, Blue Hill Office Park, Mail Stop 45-02-15, 150 Royall Street, Canton, Massachusetts 02021 (telecopy number 617-575-2078),
     Attention: Manager, Corporate Trust Division (Reference:
     Ohio Edison-Perry Leveraged Lease);"

     a. Appendix A to the Participation Agreement is amended as follows:

          (i)  by restating the definition of "Additional
                                               ----------
          Assumptions" to read in its entirety as follows:
          -----------

          "'Additional Assumptions' shall mean the
            ----------------------
          additional pricing assumptions set forth on Schedule 2 to Amendment No. 5 to the Participation Agreement."

          (ii)  by deleting the definition "Amended
                                            -------
  Assumptions" and all references thereto.
  -----------
          (i)  by restating the definition of Pricing
  Assumptions to read in its entirety as follows:

          "'Pricing Assumptions' shall mean the Pricing
            -------------------
          Assumptions set forth in Schedule 5 to the Participation Agreement and the Additional
          Assumptions."

          (iv)  by restating the definition of "Refinancing
                                                -----------
          Documents" as follows:
          ---------
          "'Refinancing Documents' shall mean those
            ---------------------
          documents, instruments, and agreements delivered in connection with any refinancing of the Notes."

          (v) by inserting the following definitions in the appropriate alphabetical order:

          "'Amendment No. 5 to the Participation
            ------------------------------------
          Agreement' shall mean Amendment No. 5 to the
          ---------
          Participation Agreement dated as of January 12, 1993 among the Owner Participant, Funding Corporation, New
          Funding Corporation, the Owner Trustee, the Indenture
          Trustee and the Lessee.

          '1993 Refinancing Agreement' shall mean that
           --------------------------
          certain Refinancing Agreement, dated as of January 1, 1993 among the Owner Participant, Funding Corporation, New Funding Corporation, The First National Bank of Boston, The Bank of New York and Ohio Edison Company."

     SECTION 3.  New Funding Corporation.  Subject to the
                 -----------------------
terms and conditions hereof and of Sections 2(d) and 11(c) of the
Participation Agreement, on the Purchase Date, New Funding
Corporation shall make a Refunding Loan to the Owner Trustee by paying to the Indenture Trustee in immediately available funds an amount equal to $141,474,000.
                ------------

     SECTION 4.  Issuance of New Fixed Rate Notes by Owner
                 -----------------------------------------
Trustee; Application of Proceeds.  Subject to the terms and
- --------------------------------
conditions hereof and of Sections 2(d) and 11(c) of the Participation Agreement and Section 3.5 of the Indenture, on the Purchase Date, upon receipt of the Refunding Loan to be made by New Funding Corporation in accordance with Section 3 hereof, the Indenture Trustee, at the direction of the Owner Trustee, shall:
(a) authenticate and deliver the New Fixed Rate Notes, in the aggregate principal amount of the Refunding Loan and bearing interest at the rates per annum and in the amounts, respectively, set forth in, or determinable under, Supplemental Indenture No. 3; and (b) apply the proceeds of the Refunding Loan and other funds received hereunder and under the Refinancing Agreement to the purchase and prepayment (in full) of the principal of and the accrued interest and premium on the refunded 11% and 9.9% Notes as directed by the Owner Trustee.

     SECTION 5  Implementation.
                --------------

     a.  Forms.  The forms of Supplemental Indenture No. 3
         -----
and Lease Amendment No. 3 are attached hereto as Exhibits A and B, respectively.

     a.  Request by the Owner Participant.  In accordance
         --------------------------------
with Section 2.01 of the Trust Agreement subject to the terms and conditions of Section 11(c) of the Participation Agreement, the Owner Participant hereby directs that the Owner Trustee (i) execute and deliver this Amendment No. 5, Supplemental Indenture No. 3 and Lease Amendment No. 3 (collectively, the "1993
                                                    ----
Amendments"), (ii) execute the New Fixed Rate Notes and request
- ----------
the Indenture Trustee to authenticate and deliver the New Fixed Rate Notes pursuant to Section 3.5(2) of the Indenture, and (iii) execute and deliver all other agreements, instruments and certificates contemplated by the Transaction Documents, the Financing Documents, the Refinancing Documents, and the 1993 Amendments.

     (c)  Instruction and Consent.  In accordance with
          -----------------------
Section 10.2 of the Indenture, the Lessee and the Owner Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 3 and the Indenture Trustee hereby so consents. In accordance with Section 10.1 of the Indenture, the Owner Trustee and the Indenture Trustee hereby consent and agree to execute Supplemental Indenture No. 3.

     d.  Consent of Lessee.  In accordance with Section
         -----------------
8(b)(2) of the Participation Agreement, the Lessee hereby consents to the refunding of the 11% and 9.9% Notes.

     e.  Recordations and Filings.  The Lessee agrees that
         ------------------------
it will cause to be made the recordations and filings set forth in Schedule 1 hereto and that such filings and recordations are all the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility Lease, as amended by Amendment Nos. 1, 2 and 3 thereto, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended by Supplemental Indentures Nos. 1, 2 and 3 thereto.

     SECTION 6.  Conditions To Effectiveness.  This
                 ---------------------------
Amendment No. 5 shall become effective as of the date first above written if, by and as of the Purchase Date: (a) it shall have been duly executed and delivered by all of the parties hereto and all of the conditions set forth below in this Section 6 shall have been satisfied (the date of such satisfaction being referred to as the "Effective Date"); (b) the Owner Participant shall have
           --------------
received a duly executed and delivered, legal, valid, and binding Lease Amendment No. 3 and Amendment No. 2 to the Tax Indemnification Agreement; (c) the Maximum Drawing Amounts (as defined in the Letter of Credit) shall have been adjusted pursuant to Section 4(e) of the Letter of Credit to correspond to the Modified Special Casualty Values, as adjusted on the date hereof; (d) all conditions referred to in Section 14 of the 1993 Refinancing Agreement shall have been satisfied; and (e) no Default, Event of Default, Event of Loss, Deemed Loss Event, Reimbursement Default, Reimbursement Event of Default, Indenture Default or Indenture Event of Default shall have occurred and be continuing.

     SECTION 7.  Expenses.  (a)  On the Purchase Date, the
                 --------
costs and expenses of the Owner Participant (including legal fees and disbursements of the Owner Participant's counsel), the Owner Trustee, the Indenture Trustee and the Issuing Bank with respect to the execution and delivery of this Amendment No. 5 and the transactions contemplated herein shall be paid in accordance with the provisions of Section 16 of the 1993 Refinancing Agreement.

     (b)  Notwithstanding anything in this Section 9 or in
Section 14 of the Participation Agreement to the contrary, in the event the transactions contemplated by this Amendment No. 5 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Owner Trustee, the Owner Participant, Funding Corporation and New Funding Corporation in respect of all costs and expenses of such parties including legal fees and disbursements of their counsel related to this Amendment No. 5, and the 1993 Refinancing Agreement and the transactions contemplated hereby and thereby.

     SECTION 8.  Miscellaneous.
                 -------------

     (a) Execution.  This Amendment No. 5 may be executed in
         ---------
any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 5 is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 5 shall not be effective until all such signatures shall have been duly affixed and all conditions precedent set forth in Section 6 hereof shall have been satisfied. This Amendment No. 5 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement. On and from the Effective Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended and modified by Amendment No. 1 thereto, dated as of February 1, 1988, Amendment No. 2 thereto, dated as of March 15, 1988, Amendment No. 3 thereto, dated as of March 16, 1988, Amendment No. 4 dated as of November 5, 1992, and this Amendment No. 5.

     (b)  Non-Waiver or Amendment.  The agreements contained
          -----------------------
in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction Document, nor constitute, except as expressly provided in this Amendment, a waiver of any provision of any Transaction Document.

     (c)  Governing Law.  This Amendment No. 5 has been
          -------------
negotiated and delivered in the State of New York and shall be governed by, and be construed in accordance with, the laws of the State of New York.

     (d)  Responsibility for Recitals.  The recitals
          ---------------------------
contained herein shall be taken as the statements of the Lessee, and the other parties hereto assume no responsibility for the correctness of the same.


































     IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 5 to the Participation Agreement to be duly executed by its respective officers thereunto duly authorized as of the dates set forth below.

                         BVPS FUNDING CORPORATION


                         By:\s\ M.A. Ferrucci
                                 ------------------------------

                         Name:M.A. Ferrucci
                              ------------------------------

                         Title:Vice President
                               ------------------------------

                         Date: January 12, 1993
                               ---------------------------


                         BVPS II FUNDING CORPORATION


                         By: \s\ Laurie A. Sullivan
                                  ------------------------------

                         Name: Laurie A. Sullivan
                               ------------------------------

                         Title: Vice President
                                ------------------------------

                         Date: January 12, 1993
                               ----------------------------


                         THE FIRST NATIONAL BANK OF BOSTON, in
                         its individual capacity and as Owner
                         Trustee under a Trust Agreement dated as of September 15, 1987 with the Owner participant


                         By: \s\ J.E. Mogavero
                                 ------------------------------

                         Name: J.E. Mogavero
                               ------------------------------

                         Title: Vice-President
                                --------------------------

                         Date: January 12, 1993
                               ---------------------------


                         THE BANK OF NEW YORK, in its individual
                         capacity and as Indenture Trustee under
                         a Trust Indenture, Mortgage, Security
                         Agreement and Assignment of Facility
                         Lease dated as of September 15, 1987, as corrected and amended with The First National Bank of Boston in its individual capacity and as Owner Trustee under a Trust Agreement dated as of September 15, 1987 with the Owner Participant



                         By: \s\ W.T. Cunningham
                                 ----------------------------

                         Name: W.T Cunnignham
                               ----------------------------

                         Title: Vice President
                                ----------------------------

                         Date: January 12, 1993
                               --------------------------

                         OHIO EDISON COMPANY, as Lessee



                         By: \s\ T.F. Struck, II
                                 ---------------------------

                         Name: T.F. Struck, II
                               ----------------------------

                         Title: Assistant Treasurer
                                ---------------------------

                         Date: January 12, 1993
                               --------------------------

                         CHRYSLER CONSORTIUM CORPORATION



                         By: \s\ Richard G. Neptune
                                 ------------------------------

                         Name: Richard G. Neptune
                               ------------------------------

                         Title: Vice President
                                ---------------------------

                         Date: January 12, 1993
                               ----------------------------

                                                        EXHIBIT A
                                                        ---------







=================================================================



                  SUPPLEMENTAL INDENTURE NO. 3

                   Dated as of January 1, 1993

                               To

  TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT
                        OF FACILITY LEASE

                 Dated as of September 15, 1987

                             between

       THE FIRST NATIONAL BANK OF BOSTON, not in its indi-
       vidual capacity, but solely as Owner Trustee under
        a Trust Agreement dated as of September 15, 1987
              with CHRYSLER CONSORTIUM CORPORATION

                               and

                      THE BANK OF NEW YORK,
                      as Indenture Trustee


=================================================================


             BEAVER VALLEY POWER STATION UNIT NO. 2

=================================================================
















     SUPPLEMENTAL INDENTURE NO. 3, dated as of January 1, 1993 (the "Supplemental Indenture No. 3"), to Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease dated as of September 15, 1987 (the "Original Indenture"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association ("FNB"), whose address is Corporate Trust Division, Blue Hill Office Park, Mail Stop 45-02-15, 150 Royall Street, Canton, Massachusetts 02021, not in its individual capacity, but solely as Owner Trustee (the "Owner Trustee") under a Trust Agreement dated as of September 15, 1987, with CHRYSLER CONSORTIUM CORPORATION and THE BANK OF NEW YORK, a New York banking corporation (the "Indenture Trustee"), whose address is 101 Barclay Street, New York, New York 10286.

                      W I T N E S S E T H:
                      - - - - - - - - - -


     WHEREAS, the Owner Trustee and the Indenture Trustee have entered into Supplemental Indenture No. 1, dated as of February 1, 1988 (the "Supplemental Indenture No. 1"), to the Original Indenture pursuant to which the Owner Trustee has issued Fixed Rate Notes (the "Fixed Rate Notes");

     WHEREAS, Section 3.5(1) of the Indenture provides, among other things, that the Fixed Rate Notes may be refunded with Additional Notes;

     WHEREAS, the Owner Trustee and the Indenture Trustee have entered into a Supplemental Indenture, dated as of November 1, 1992, to the Original Indenture (the "Supplemental Indenture No. 2"; the Original Indenture as amended by Supplemental Indenture No. 1 and Supplemental Indenture No. 2, the "Indenture") pursuant to which the Owner Trustee has issued Additional Notes to refund certain of the Fixed Rate Notes;

     WHEREAS, Section 3.5(4) of the Indenture provides, among other things, that the Owner Trustee and the Indenture Trustee may enter into indentures supplemental to the Indenture for, among other things, the purpose of establishing the terms, conditions and designations of Additional Notes;

     WHEREAS, the Owner Trustee desires to issue Additional Notes to effect the prepayment of the outstanding Fixed Rate Notes issued pursuant to Supplemental Indenture No. 1 and to enter into this Supplemental Indenture No. 3 to establish the terms, conditions and designations of such Additional Notes; and

     WHEREAS, Section 10.1(viii) of the Indenture provides that, without the consent of Holders of the Notes Outstanding, the Indenture Trustee may, with the written consent of the Owner Trustee, from time to time and at any time, execute a supplement to the Indenture in order to evidence the issuance of, and to provide the terms of, Additional Notes;

     NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     SECTION 1.  Definitions.
                 -----------

     For the purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A attached to the Indenture.

     SECTION 2.  Terms, Conditions and Designations of the
                 -----------------------------------------
Additional Notes.
- ----------------
     (a)  The Additional Notes.
          --------------------

     There is hereby created and established a separate series of Notes of the Owner Trustee designated "Nonrecourse Promissory Notes, Fixed Rate Series 1993", herein referred to as the "New Fixed Rate Notes". The New Fixed Rate Notes shall be payable as to principal and bear interest on the principal amount thereof as follows:


                              Original Principal
New Fixed Rate Note Due  Interest Rate      Amount
- -----------------------  -------------  ------------------
December 1, 2000              7.67%             $ 22,340,000
June 1, 2015                  8.68%             $119,134,000



The New Fixed Rate Note due December 1, 2000 shall be substantially in the form of Exhibit A-1 to this Supplemental Indenture No. 3. The New Fixed Rate Note due June 1, 2015 shall be substantially in the form of Exhibit A-2 to this Supplemental Indenture No. 3. Each New Fixed Rate Note shall bear interest on the principal amount thereof from time to time Outstanding from the Issue Date designated thereon until paid at the rate of interest set forth therein, which interest shall be payable on June 1, 1993 and, on each June 1 and December 1 thereafter to and including the maturity date thereof, unless paid in full prior to such date as provided herein and in such New Fixed Rate Note.
The principal amount of each New Fixed Rate Note shall be payable on the dates and in the amounts as set forth in Schedule 1 attached thereto, as such Schedule may be adjusted from time to time in accordance with the terms hereof and of such New Fixed Rate Note. Installments of interest on and principal of (and premium, if any, on) each New Fixed Rate Note shall be due and payable on the payment dates specified in Schedule 1 attached thereto.

          Each New Fixed Rate Note shall be subject to prepayment as set forth in such New Fixed Rate Note.


          (b) Certain Adjustments to Amortization Schedules.
              ---------------------------------------------
              The schedule of principal amortization attached to the New Fixed Rate Notes may be adjusted at the discretion of the Owner Trustee; provided, however, that no such adjustment shall
               --------  -------
be made by the Owner Trustee which will increase or reduce the average life of such New Fixed Rate Note (calculated in accordance with generally accepted financial practice) from the date of initial issuance by more than eighteen months; provided
                                                       --------
further, however, such adjustment may be made only in connection
- -------
with a recalculation of Basic Rent pursuant to the Facility Lease. If the Owner Trustee shall elect to make the foregoing adjustment, the Owner Trustee shall deliver to the Indenture Trustee and to the Lessee at least 60 days prior to the first payment date (specified on the schedule to such New Fixed Rate
Note) proposed to be affected by such adjustment, a certificate of the Owner Trustee (x) stating that the Owner Trustee has elected to make such adjustment, (y) setting forth the revised schedule of principal amortization for such New Fixed Rate Note and (z) attaching calculations showing that the average life of such New Fixed Rate Note will not be reduced or increased except as permitted by this paragraph (b). The Indenture Trustee may rely on such Owner Trustee certificate and shall have no duty with respect to the calculations referred to in the foregoing clause (z).


              SECTION 3.  Miscellaneous.
                          -------------

              (a)Execution.
                 ---------

              This Supplemental Indenture No. 3 may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Supplemental Indenture No. 3 is dated as of the date first above written for convenience, the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Supplemental Indenture No. 3 shall be effective on the latest of such dates.

              (b)Execution as Supplemental Indenture.
                 -----------------------------------

              This Supplemental Indenture No. 3 is executed and shall be construed as an indenture supplemental to the Indenture and, as provided in the Indenture, this Supplemental Indenture
No. 3 forms a part thereof.

              (c)Responsibility for Recitals, Etc.
                 ---------------------------------

              The recitals contained herein and in the New Fixed Rate Notes, except the Indenture Trustee's certificate of authentication, shall be taken as the statements of the Owner Trustee, and the Indenture Trustee assumes no responsibility for the correctness of the same. The Indenture Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture No. 3 or the New Fixed Rate Notes.

              (d)Provisions Binding on Successors.
                 --------------------------------

              All the covenants, stipulations, promises and agreements in this Supplemental Indenture No. 3 contained by or on behalf of the Owner Trustee shall bind its successors and assigns, whether so expressed or not.

              (e)New York Contract.
                 -----------------

              This Supplemental Indenture No. 3 and each New Fixed Rate Note shall be deemed to be a contract under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said state.



































              IN WITNESS WHEREOF, the Owner Trustee and the Indenture Trustee have each caused this Supplemental Indenture No. 3 to be duly executed by their respective officers thereunto duly authorized, all as of the date first set forth above.

              THE FIRST NATIONAL BANK OF BOSTON,
              not in its individual capacity, but

          solely as Owner Trustee under the Trust Agreement dated as of September 15, 1987, with CHRYSLER CONSORTIUM
          CORPORATION



              By: _______________________________
                  Name:
                  Title:

              Date:  January 12, 1993




              THE BANK OF NEW YORK
              as Indenture Trustee


              By: _______________________________
                  Name:  W.T. Cunningham
                  Title:  Vice President

              Date:  January 12, 1993

              The address of the within named Indenture Trustee is:

              The Bank of New York
              101 Barclay Street
              New York, New York  10286

STATE OF NEW YORK   )
              )  ss.:
COUNTY OF NEW YORK  )


              On this, the 12th day of January, 1993, before me, a Notary Public in and for said County and State, personally appeared __________________, who acknowledged himself to be a __________________ of THE FIRST NATIONAL BANK OF BOSTON, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the National Banking Association by himself as such officer.

              IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


              ______________________________
                 Notary Public


[NOTARIAL SEAL]My Commission Expires:

STATE OF NEW YORK   )
              )  ss.:
COUNTY OF NEW YORK  )


              On this, the 12th day of January, 1993, before me, a Notary Public in and for said County and State, personally appeared W.T. Cunningham, who acknowledged himself to be a Vice President of THE BANK OF NEW YORK, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the New York banking corporation by himself as such officer.

              IN WITNESS WHEREOF, I have hereunto set my hand and official seal.


              ______________________________
                 Notary Public


[NOTARIAL SEAL]My Commission Expires:





































                                                 DECEMBER 1, 2000
                      Beaver Valley Two Sigma Limited Partnership

                                                      EXHIBIT A-1
                                              TO SUPPLEMENT NO. 3

                   FORM OF NEW FIXED RATE NOTE
                     (DUE DECEMBER 1, 2000)


           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
       SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
        SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

       NONRECOURSE PROMISSORY NOTE, FIXED RATE SERIES 1993
                     (DUE DECEMBER 1, 2000)

                 Issued at:  New York, New York

                  Issue Date:  January 12, 1993


              FOR VALUE RECEIVED, THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as Owner Trustee (Owner Trustee) under a Trust Agreement dated as of September 15, 1987 with Beaver Valley Two Sigma Limited Partnership (the Owner Participant), hereby promises to pay to BVPS II FUNDING CORPORATION, or registered assigns, the principal sum of One Million Five Hundred Fifty-Seven Thousand Dollars ($1,557,000), such payment to be made in the amounts and on the dates specified in Schedule 1 hereto, as such Schedule 1 may be revised in accordance herewith; and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of this New Fixed Rate Note until due and payable, semiannually in arrears on June 1 and December 1 in each year, commencing June 1, 1993, at the rate of 7.67% per annum, until the principal hereof is paid in full.

              Capitalized terms used in this New Fixed Rate Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).

              In the event any date on which a payment is due under this New Fixed Rate Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due and no interest in respect of such payment shall accrue for the period from and after such due date.

              All payments of principal, and premium, if any, and interest to be made by the Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease dated as of September 15, 1987, as at any time heretofore or hereafter amended or supplemented in accordance with the provisions thereof (the Indenture), between the Owner Trustee and The Bank of New York, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Trust Estate, and the Owner Trustee shall have no obligation for the payment thereof except to the extent that the Owner Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this New Fixed Rate Note, agrees that such Holder will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as expressly provided in the Indenture, the Owner Trustee, nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this New Fixed Rate Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event the Lessee shall assume all the obligations of the Owner Trustee hereunder and under the Indenture pursuant to Section 3.9(b) of the Indenture, then all the payments to be made under this New Fixed Rate Note shall be made only from payments made by the Lessee under this New Fixed Rate Note in accordance with the Assumption Agreement referred to in said Section 3.9(b) and the Holder of this New Fixed Rate Note agrees that in such event it will look solely to the Lessee for such payment and, subject to Section 2.4 of the Indenture, to the Lease Indenture Estate.

              Principal, and premium, if any, and interest shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in the manner provided in the Indenture, on presentment of this New Fixed Rate Note at the Indenture Trustee's Office, or as otherwise provided in the Indenture.

              In the manner and to the extent provided in the Indenture, Schedule 1 hereto may be adjusted at the discretion of the Owner Trustee in connection with an adjustment to Basic Rent under the Facility Lease.

              In the event of any partial prepayment of this New Fixed Rate Note (other than pursuant to the payment of principal in accordance with Schedule 1 hereto), the principal amount of this New Fixed Rate Note to be paid thereafter pursuant to
Schedule 1 hereto shall be adjusted proportionately; provided that, all such adjustments shall be rounded to the nearest $1,000, and shall be subject to necessary further adjustment so that the total amount of such reduction is equal to the total principal amount of this New Fixed Rate Note which is prepaid. In connection with such adjustments the Owner Trustee shall deliver to the Indenture Trustee, not later than 60 days prior to the next date on which a payment of principal of this New Fixed Rate
Note is due following such partial prepayment, a revised Schedule 1 hereto. The Indenture Trustee may rely on such revised
Schedule 1 and shall have no duty with respect to the adjustments set forth therein other than to make it available for inspection by the Holder of this Note.

              The Holder hereof, by its acceptance of this New Fixed Rate Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section
3.11 of the Indenture. The Holder of this New Fixed Rate Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this New Fixed Rate Note unless and until all such notations have been duly made.

              This New Fixed Rate Note is one of the New Fixed Rate Notes referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in
Section 3.5 of the Indenture, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this New Fixed Rate Note and all other Notes issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a statement of the rights of the Holder of, and the nature and extent of the security for, this New Fixed Rate Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this New Fixed Rate Note.

              This New Fixed Rate Note is subject to purchase by the Owner Trustee as provided in Section 6.8(b) of the Indenture and to mandatory prepayment in full as provided in Section 5.2 of the Indenture, such prepayment being without premium but including accrued interest to the date of prepayment. This New Fixed Rate Note is not otherwise prepayable prior to the scheduled maturity date hereof.

              In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this New Fixed Rate Note and any other Notes, together with all accrued but unpaid interest thereon, may, subject to certain rights of the Owner Trustee and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

              The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this New Fixed Rate Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this New Fixed Rate Note when due in accordance with the terms of the Indenture.

              There shall be maintained at the Indenture
Trustee's Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this New Fixed Rate Note is registrable, as provided in the Indenture, upon surrender of this New Fixed Rate Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof, together with the amount of any applicable transfer taxes. The Owner Trustee and the Indenture Trustee may treat the person in whose name this New Fixed Rate
Note is registered as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this New Fixed Rate Note and for all other purposes whatsoever, whether or not this New Fixed Rate Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

              This New Fixed Rate Note shall be governed by, and construed in accordance with, the law of the State of New York.











































              IN WITNESS WHEREOF, the Owner Trustee has caused this New Fixed Rate Note to be duly executed as of the date hereof.


                              THE FIRST NATIONAL BANK OF
                                BOSTON, not in its individual
                                capacity, but solely as Owner
                                Trustee under a Trust Agreement
                                dated as of September 15, 1987
                                with Beaver Valley Two Sigma
                                Limited Partnership




                              By_______________________________
                                Name:
                                Title:


          This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.


                              THE BANK OF NEW YORK,
                                as Indenture Trustee



                              By________________________________
                                Name:   W.T. Cunningham
                                Title:  Vice President
                                        7.67% Due 2000
                                  Chrysler Consortium Corporation



                           SCHEDULE 1
                   TO THE NEW FIXED RATE NOTE
                     (DUE DECEMBER 1, 2000)


               Schedule of Principal Amortization

                              Principal         Principal
        Payment Date        Amount Payable       Balance
- -------------------------   --------------     -----------

    June 1, 1993                  1,028,000     21,312,000
December 1, 1993                          0     21,312,000
    June 1, 1994                    986,000     20,326,000
December 1, 1994                  1,575,000     18,751,000
    June 1, 1995                  1,086,000     17,665,000
December 1, 1995                  1,709,000     15,956,000
    June 1, 1996                  1,239,000     14,717,000
December 1, 1996                  1,854,000     12,863,000
    June 1, 1997                      4,000     12,859,000
December 1, 1997                      4,000     12,855,000
    June 1, 1998                  2,995,000      9,860,000
December 1, 1998                  2,913,000      6,947,000
    June 1, 1999                  2,252,000      4,695,000
December 1, 1999                      1,000      4,694,000
    June 1, 2000                  2,303,000      2,391,000
December 1, 2000                  2,391,000              0
                              -------------
                                 22,340,000


















































                           ASSIGNMENT


                                                          Date:
January 12, 1993


    For value received, BVPS II FUNDING CORPORATION hereby sells, assigns and transfers to THE BANK OF NEW YORK as Collateral Trust Trustee pursuant to the Collateral Trust Indenture dated as of November 1, 1992, among BVPS II FUNDING CORPORATION, OHIO EDISON COMPANY and said Collateral Trust Trustee, as heretofore supplemented, without recourse, the New Fixed Rate Note to which this Assignment is annexed and all rights thereunder.

                                                          BVPS II
FUNDING CORPORATION


                                   By ______________________
                                   Name:
                                   Title:





































                                                     JUNE 1, 2015
                                  Chrysler Consortium Corporation

                                                      EXHIBIT A-2
                                              TO SUPPLEMENT NO. 3

                   FORM OF NEW FIXED RATE NOTE
                       (DUE JUNE 1, 2015)


           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE
       SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED,
        SOLD OR OFFERED FOR SALE IN VIOLATION OF SUCH ACT

       NONRECOURSE PROMISSORY NOTE, FIXED RATE SERIES 1993
                       (DUE JUNE 1, 2015)

                 Issued at:  New York, New York

                  Issue Date:  January 12, 1993


    FOR VALUE RECEIVED, THE FIRST NATIONAL BANK OF BOSTON, not in its individual capacity, but solely as Owner Trustee (Owner Trustee) under a Trust Agreement dated as of September 15, 1987 with Chrysler Consortium Corporation (the Owner Participant), hereby promises to pay to BVPS II FUNDING CORPORATION, or registered assigns, the principal sum of One Hundred Nineteen Million One Hundred Thirty-Four Thousand Dollars ($119,134,000), such payment to be made in the amounts and on the dates specified in Schedule 1 hereto, as such Schedule 1 may be revised in accordance herewith; and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the aggregate amount of such principal sum remaining unpaid from time to time from the date of this New Fixed Rate Note until due and payable, semiannually in arrears on June 1 and December 1 in each year, commencing June 1, 1993, at the rate of 8.68% per annum, until the principal hereof is paid in full.

    Capitalized terms used in this New Fixed Rate Note which are not otherwise defined herein shall have the meanings ascribed thereto in the Indenture (as hereinafter defined).

    In the event any date on which a payment is due under this New Fixed Rate Note is not a Business Day, then payment thereof may be made on the next succeeding Business Day with the same force and effect as if made on the date on which such payment was due and no interest in respect of such payment shall accrue for the period from and after such due date.

    All payments of principal, and premium, if any, and interest to be made by the Owner Trustee hereunder and under the Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease dated as of September 15, 1987, as at any time heretofore or hereafter amended or supplemented in accordance with the provisions thereof (the Indenture), between the Owner Trustee and The Bank of New York, as Trustee (the Indenture Trustee), shall be made only from the Lease Indenture Estate and the Trust Estate, and the Owner Trustee shall have no obligation for the payment thereof except to the extent that the Owner Trustee shall have sufficient income or proceeds from the Lease Indenture Estate to make such payments in accordance with the terms of Article V of the Indenture. The Holder hereof, by its acceptance of this New Fixed Rate Note, agrees that such Holder will look solely to the Trust Estate and the income and proceeds from the Lease Indenture Estate to the extent available for distribution to the Holder hereof as above provided, and that neither the Owner Participant nor, except as expressly provided in the Indenture, the Owner Trustee, nor the Indenture Trustee is or shall be personally liable to the Holder hereof for any amounts payable under this New Fixed Rate Note or for any performance to be rendered under the Indenture or any other Transaction Document or for any liability thereunder; provided, however, that in the event the Lessee shall assume all the obligations of the Owner Trustee hereunder and under the Indenture pursuant to Section 3.9(b) of the Indenture, then all the payments to be made under this New Fixed Rate Note shall be made only from payments made by the Lessee under this New Fixed Rate Note in accordance with the Assumption Agreement referred to in said Section 3.9(b) and the Holder of this New Fixed Rate Note agrees that in such event it will look solely to the Lessee for such payment and, subject to Section 2.4 of the Indenture, to the Lease Indenture Estate.

    Principal, and premium, if any, and interest shall be payable in immediately available funds in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, in the manner provided in the Indenture, on presentment of this New Fixed Rate Note at the Indenture Trustee's Office, or as otherwise provided in the Indenture.

    In the manner and to the extent provided in the Indenture,
Schedule 1 hereto may be adjusted at the discretion of the Owner
Trustee in connection with an adjustment to Basic Rent under the Facility Lease.

    In the event of any partial prepayment of this New Fixed Rate Note (other than pursuant to the payment of principal in accordance with Schedule 1 hereto), the principal amount of this New Fixed Rate Note to be paid thereafter pursuant to Schedule 1 hereto shall be adjusted proportionately; provided that, all such adjustments shall be rounded to the nearest $1,000, and shall be subject to necessary further adjustment so that the total amount of such reduction is equal to the total principal amount of this New Fixed Rate Note which is prepaid. In connection with such adjustments the Owner Trustee shall deliver to the Indenture Trustee, not later than 60 days prior to the next date on which a payment of principal of this New Fixed Rate Note is due following such partial prepayment, a revised Schedule 1 hereto. The Indenture Trustee may rely on such revised Schedule 1 and shall have no duty with respect to the adjustments set forth therein other than to make it available for inspection by the Holder of this Note.

    The Holder hereof, by its acceptance of this New Fixed Rate Note, agrees that each payment received by it hereunder shall be applied in the manner set forth in Section 3.11 of the Indenture. The Holder of this New Fixed Rate Note agrees, by its acceptance hereof, that it will duly note by appropriate means all payments of principal or interest made hereon and that it will not in any event transfer or otherwise dispose of this New Fixed Rate Note unless and until all such notations have been duly made.

    This New Fixed Rate Note is one of the New Fixed Rate Notes referred to in the Indenture. The Indenture permits the issuance of additional series of Notes, as provided in Section 3.5 of the Indenture, and the several series may be for varying aggregate principal amounts and may have different maturity dates, interest rates, redemption provisions and other terms. The properties of the Owner Trustee included in the Lease Indenture Estate are pledged to the Indenture Trustee to the extent provided in the Indenture as security for the payment of the principal of and premium, if any, and interest on this New Fixed Rate Note and all other Notes issued and outstanding from time to time under the Indenture. Reference is hereby made to the Indenture for a statement of the rights of the Holder of, and the nature and extent of the security for, this New Fixed Rate Note and of the rights of, and the nature and extent of the security for, the Holders of the other Notes and of certain rights of the Owner Trustee, as well as for a statement of the terms and conditions of the trust created by the Indenture, to all of which terms and conditions the Holder hereof agrees by its acceptance of this New Fixed Rate Note.

    This New Fixed Rate Note is subject to purchase by the Owner Trustee as provided in Section 6.8(b) of the Indenture and to mandatory prepayment in full as provided in Section 5.2 of the Indenture, such prepayment being without premium but including accrued interest to the date of prepayment. This New Fixed Rate
Note is not otherwise prepayable prior to the scheduled maturity date hereof.

    In case an Indenture Event of Default shall occur and be continuing, the unpaid balance of the principal of this New Fixed Rate Note and any other Notes, together with all accrued but unpaid interest thereon, may, subject to certain rights of the Owner Trustee and the Owner Participant contained or referred to in the Indenture, be declared or may become due and payable in the manner and with the effect provided in the Indenture.

    The lien upon the Lease Indenture Estate is subject to being legally discharged prior to the maturity of this New Fixed Rate Note upon the deposit with the Indenture Trustee of cash or certain securities sufficient to pay this New Fixed Rate Note when due in accordance with the terms of the Indenture.

There shall be maintained at the Indenture Trustee's Office a register for the purpose of registering transfers and exchanges of Notes in the manner provided in the Indenture. The transfer of this New Fixed Rate Note is registrable, as provided in the Indenture, upon surrender of this New Fixed Rate Note for registration of transfer duly accompanied by a written instrument of transfer duly executed by or on behalf of the registered Holder hereof, together with the amount of any applicable transfer taxes. The
Owner Trustee and the Indenture Trustee may treat the person in whose name this New Fixed Rate Note is registered as the owner hereof for the purpose of receiving payments of principal of and premium, if any, and interest on this New Fixed Rate Note and for all other purposes whatsoever, whether or not this New Fixed Rate
Note be overdue, and neither the Owner Trustee nor the Indenture Trustee shall be affected by notice to the contrary.

This New Fixed Rate Note shall be governed by, and construed in accordance with, the law of the State of New York.














































    IN WITNESS WHEREOF, the Owner Trustee has caused this New
Fixed Rate Note to be duly executed as of the date hereof.


                              THE FIRST NATIONAL BANK OF
                                BOSTON, not in its individual
                                capacity, but solely as Owner
                                Trustee under a Trust Agreement
                                dated as of September 15, 1987
                                with Chrysler Consortium
                                Corporation




                              By_______________________________
                                Name:
                                Title:


          This Note is one of the series of Notes referred to therein and in the within-mentioned Indenture.


                              THE BANK OF NEW YORK,
                                as Indenture Trustee



                              By________________________________
                                Name:   W.T. Cunningham
                                Title:  Vice President
                                                   8.68% Due 2015
                                  Chrysler Consortium Corporation

























                           SCHEDULE 1
                   TO THE NEW FIXED RATE NOTE
                       (DUE JUNE 1, 2015)


               Schedule of Principal Amortization



                             Principal                 Principal
 Payment Date             Amount Payable               Balance
 ------------             --------------               ---------

 June 1,  2001                32,000                 119,102,000
December 1,2001            2,133,000                 116,969,000
 June 1,  2002             2,531,000                 114,438,000
December 1,2002            2,853,000                 111,585,000
 June 1,  2003             3,280,000                 108,305,000
December 1,2003            3,703,000                 104,602,000
 June 1,  2004             3,084,000                 101,518,000
December 1,2004            3,573,000                  97,945,000
 June 1,  2005             2,888,000                  95,057,000
December 1,2005            3,354,000                  91,703,000
 June 1,  2006             2,681,000                  89,022,000
December 1,2006            3,117,000                  85,905,000
 June 1,  2007             2,811,000                  83,094,000
December 1,2007            3,233,000                  79,861,000
 June 1,  2008             3,009,000                  76,852,000
December 1,2008            3,451,000                  73,401,000
 June 1,  2009             3,284,000                  70,117,000
December 1,2009            3,760,000                  66,357,000
 June 1,  2010             3,521,000                  62,836,000
December 1,2010            4,037,000                  58,799,000
 June 1,  2011             3,769,000                  55,030,000
December 1,2011            4,324,000                  50,706,000
 June 1,  2012             5,865,000                  44,841,000
December 1,2012            6,730,000                  38,111,000
 June 1,  2013             7,152,000                  30,959,000
December 1,2013            7,463,000                  23,496,000
 June 1,  2014             7,909,000                  15,587,000
December 1,2014            8,252,000                   7,335,000
 June 1,  2015             7,335,000                           0
                         -----------
                         119,134,000















                               ASSIGNMENT


                                    Date:  January 12, 1993


              For value received, BVPS II FUNDING CORPORATION hereby sells, assigns and transfers to THE BANK OF NEW YORK as Collateral Trust Trustee pursuant to the Collateral Trust Indenture dated as of November 1, 1992, among BVPS II FUNDING CORPORATION, OHIO EDISON COMPANY and said Collateral Trust Trustee, as heretofore supplemented, without recourse, the New Fixed Rate Note to which this Assignment is annexed and all rights thereunder.

                                    BVPS II FUNDING CORPORATION


                                    By ______________________________
                                       Name:
                                       Title:







































                                                      EXHIBIT B TO
                                                      AMENDMENT NO. 5 TO
                                                      THE PARTICIPATION
                                                      AGREEMENT

          [FORM OF AMENDMENT NO. 3 TO CHRYSLER FACILITY LEASE]
























































                                                           SCHEDULE 1 TO
                                                      AMENDMENT NO. 5 TO
                                             THE PARTICIPATION AGREEMENT



          Filings and Recordations to be Made by Lessee
          ---------------------------------------------


A.   Prothonotary, Beaver County, Pennsylvania:

     (i) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

B.   Secretary of Commonwealth, Pennsylvania:

     (i) A financing statement on form UCC-1 naming the Lessee, as lessee, the Owner Trustee, as lessor, and the Indenture Trustee, as assignee of the Owner Trustee, in respect of the Facility Lease;

     (ii) A financing statement on form UCC-l naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

C.   County Recorder, Summit County, Ohio:

     (i) A financing statement on form UCC-1 naming the Lessee, as lessee, the Owner Trustee, as lessor, and the Indenture Trustee, as assignee of the Owner Trustee, in respect of the Facility Lease; and

     (ii) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

D.   Secretary of State, Ohio:

     (i) A financing statement on form UCC-1 naming the Lessee, as lessee, the Owner Trustee, as lessor, and the Indenture Trustee, as assignee of the Owner Trustee, in respect of the Facility Lease; and

     (ii) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.

E.   Commonwealth of Massachusetts, Suffolk County:

     (i) A financing statement on form UCC-1 naming the Owner Trustee, as debtor, and the Indenture Trustee, as secured party, in respect of the Lease Indenture Estate.











                                                           SCHEDULE 2 TO
                                                  AMENDMENT NO. 5 TO THE
                                                 PARTICIPATION AGREEMENT



                 ADDITIONAL PRICING ASSUMPTIONS
                 ------------------------------


          A. The following additional pricing assumptions were used in connection with the November 5, 1992 refinancing:

       SEE ABC FILE OHIOED-CR-FIN2 5-NOV-1992 11:50:13.68
     (A HARD COPY OF WHICH IS RETAINED IN THE FILES OF OWNER
      PARTICIPANT, LESSEE and their respective counsel and
                        McMANUS & MILES)


1. In addition for the generation of casualty value schedules, the following input shall be used:

Casualty Value - Report 9*
- --------------

     Added days return (question 22.5):0
     Added residual (question 22.7):20%
     Added residual discount rate (question 22.7.1):8.89%
     Column 2, Heading "Full TV (TV + Add Exp + Add Resid)"

Special Casualty Values - Report 9*
- -----------------------

     Added days return (question 22.5):0
     Added residual (question 22.7):10%
     Added residual discount rate (question 22.7.1):8.89%
     Column 2, Heading "Full TV (TV + Add Exp + Add Resid)"

Modified Special Casualty Value - Report 9*
- -------------------------------

     Added days return (question 22.5):0
     Added residual (question 22.7):0%
     Added residual discount rate (question 22.7.1):8.89%
     Column 8 Heading "Full TV + Rent - Loan Bal Before DS"


"CALL DATE FILE" SHALL MEAN THE FILE NAMED OHIOED-CR-CALL2 HAVING
A PRESENT VALUE OF RENTS OF 93.15338.


*    FEE INCLUDED IN YIELD CALCULATION FOR PURPOSES OF THIS
     REPORT.








                                                    SCHEDULE 2 TO
                                           AMENDMENT NO. 5 TO THE
                                          PARTICIPATION AGREEMENT



          B. The following additional pricing assumptions were used in connection with the January 12, 1993 Call Date
Refinancing:

      SEE ABC FILE OHIOED-CALL-FIN 11-JAN-1993 12:57:03.00
         Date/time last modified 11-Jan-1993 11:18:28.00
     (A HARD COPY OF WHICH IS RETAINED IN THE FILES OF OWNER
      PARTICIPANT, LESSEE and their respective counsel and
                        McMANUS & MILES)


1. In addition for the generation of casualty value schedules, the following input shall be used:

Casualty Value - Report 9*
- --------------

     Added days return (question 22.5):0
     Added residual (question 22.7):20%
     Added residual discount rate (question 22.7.1) :8.89%
     Column 2, Heading "Full TV (TV + Add Exp + Add Resid)"

Special Casualty Values - Report 9*
- -----------------------

     Added days return (question 22.5):0
     Added residual (question 22.7):10%
     Added residual discount rate (question 22.7.1):8.89%
     Column 2, Heading "Full TV (TV + Add Exp + Add Resid)"

Modified Special Casualty Value - Report 9*
- -------------------------------

     Added days return (question 22.5):0
     Added residual (question 22.7):0%
     Added residual discount rate (question 22.7.1):8.89%
     Column 8 Heading "Full TV + Rent - Loan Bal Before DS"









*    FEE INCLUDED IN YIELD CALCULATION FOR PURPOSES OF THIS
     REPORT.







                                                     I.C.6
                                                     -----


___________________________________________________
___________________________________________________

AMENDMENT NO. 6
dated as of September 30, 1994

to

PARTICIPATION AGREEMENT
dated as of September 15, 1987, as
corrected and restated,
and amended by the Amendment No. 1 thereto dated as of February 1, 1988, Amendment No. 3 thereto dated as of March 16, 1988, Amendment No. 4 thereto dated as of November 5, 1992 and
Amendment No. 5 thereto dated as of January 12, 1993

among

CHRYSLER CONSORTIUM CORPORATION,
as Owner Participant

BVPS FUNDING CORPORATION,

BVPS II FUNDING CORPORATION,

THE FIRST NATIONAL BANK OF BOSTON,
in its individual capacity and
as Owner Trustee under a Trust Agreement dated as of September 15, 1987, as corrected and restated, with the Owner Participant,

THE BANK OF NEW YORK,
as Indenture Trustee

and OHIO EDISON COMPANY,
as Lessee

___________________________________________________
___________________________________________________














          THIS AMENDMENT NO. 6 dated as of September 30, 1994 ("Amendment No. 6") to the Participation Agreement dated as
  ---------------
of September 15, 1987, as corrected and restated and as amended by Amendment No. 1 thereto dated as of February 1, 1988, Amendment No. 3 dated as of March 16, 1988, Amendment No. 4 dated as of November 5, 1992, and Amendment No. 5 dated as of January 12, 1993 and as in effect on the date hereof (the "Participation
                                                   -------------
Agreement")1/, among the Owner
- ---------
Participant identified on the cover page hereof (the "Owner
                                                      -----
Participant"), BVPS FUNDING CORPORATION, a Delaware
- -----------
corporation ("Funding Corporation"), BVPS II FUNDING
              -------------------
CORPORATION, a Delaware corporation ("New Funding
                                      -----------
Corporation"), THE FIRST NATIONAL BANK OF BOSTON, a national
- -----------
banking association, in its individual capacity ("FNB") and
                                                  ---
as Owner Trustee (the "Owner Trustee") under a Trust
                       -------------
Agreement, dated as of September 15, 1987, as corrected and restated with the Owner Participant, THE BANK OF NEW YORK (formerly Irving Trust Company), a New York banking corporation, in its individual capacity ("Bank of New York")
                             ----------------
and as Indenture Trustee (the "Indenture Trustee") under a
                               -----------------
Trust Indenture, Mortgage, Security Agreement and Assignment of Facility Lease, dated as of September 15, 1987, as corrected and restated and as supplemented and amended by the Supplemental Indenture No. 1 dated as of February 1, 1988, and Supplemental Indenture No. 2 dated as of November 1, 1992, and Supplemental Indenture No. 3 dated as of January 1, 1993 (the "Indenture"), with the Owner Trustee, and OHIO
         -------------
EDISON COMPANY, an Ohio corporation (the "Lessee"),
                                          ------

                      W I T N E S S E T H :
                      -------------------

          WHEREAS, the Owner Participant, Funding Corporation,
New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee have previously entered into the Participation
Agreement; and

          WHEREAS, Funding Corporation desires to cease to be a party to the Participation Agreement; and


- ----------------------------------------
1. Amendment No.2, a copy of which is dated as of March 15, 1988, to the Participation Agreement was not entered into or executed by the parties.

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values in order to preserve the Net Economic Return of the Owner Participant in the event, among other things, of any Tax Rate Change occurring prior to the twentieth anniversary of the Closing Date, which results in the change in the Tax Rate from the rate assumed in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, Section 2(e) of the Participation Agreement provides that, subject to the satisfaction of the conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement, the Lessee and the Lessor shall reoptimize the amortization schedules for the Outstanding Fixed Rate Notes, in accordance with and in the manner contemplated by Section 3(f) of the Facility Lease, upon the occurrence of a Tax Rate Adjustment; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing Assumptions from 34% to 35%; and

          WHEREAS, Section 10.2(ii) of the Indenture provides, among other things, that, upon receipt of a written instruction from the Lessee and the Owner Trustee, the Indenture Trustee shall consent to certain amendments to the Facility Lease; and

          WHEREAS, the Owner Trustee and the Lessee intend to
execute Amendment No. 4 to the Facility Lease, dated as of
September 30, 1994 ("Lease Amendment No. 4"), to amend
                     ---------------------
certain provisions thereof, Appendix A thereto and certain schedules thereof; and

          WHEREAS, in order to carry out the provisions of
Section 2(e) of the Participation Agreement and such Section 3(d) of the Facility Lease, the Owner Participant, Funding Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee wish to amend the Participation Agreement to establish and preserve the pricing file, which incorporates the Assumptions and the new 35% Tax Rate and other assumptions created by the Owner Participant in connection with the Tax Rate Change, and reoptimize the amortization schedules for the Outstanding Fixed Rate Notes, by entering into this Amendment No. 6.

          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:



          SECTION 1.   Definitions.

          Except as otherwise amended or defined herein and in the recitals, capitalized terms used herein shall have the respective meanings assigned to such terms in Appendix A to the Participation Agreement.

          SECTION 2.   Amendments.

          (a)  Section 2(c) Releveraging.  Section 2(c) of
               -------------------------
the Participation Agreement is amended by inserting in the ninth line thereof after the phrase "Net Economic Return" and before the period the following phrase:

          "; provided that in order to determine the amount
             --------
          of the non-recourse loans to the Lessor the Owner
          Participant will prepare a pricing file which preserves
          Net Economic Return and incorporates all of the Assumptions and the Tax Rate Assumptions."

          (b)  Section 2(d) Refunding of Notes.  Section 2(d)
           -------------------------------
of the Participation Agreement is amended by inserting before the end of the penultimate sentence thereof after the phrase "Net
Economic Return" the following phrase:

          "; provided that in order to determine the
             --------
          foregoing the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate
          Assumptions."

          (c)  Section 10(b)(3)(ix) Financial Support.  The
               --------------------------------------
second sentence of the third paragraph of Section 10(b)(3)(ix) of the Participation Agreement is amended by deleting the phrase ", then within 120 days following the receipt by the Lessee of the Notice of such fact from the Owner Participant, the Lessee shall replace such Letter of Credit with one issued by an Eligible Bank" and inserting in lieu thereof before the period the following phrase:

          "("Rating Reduction"), then the Lessee shall within 10 days following the earlier of (a) its becoming aware of such Rating Reduction or (b) its receiving notice thereof from such Issuing Bank, give the Owner Participant notice of such Rating Reduction. After a Rating Reduction and no later than 120 days following receipt by the Lessee of a request from the Owner Participant, the Lessee shall replace such Letter of Credit with one issued by an Eligible Bank".



          (d)  Section 18 Notices, etc.  Section 18(iv) of
               ------------------------
the Participation Agreement is amended by inserting at the end thereof before the semicolon after the phrase "Attention:
President" the following phrase:

          "and if to New Funding Corporation, at c/o J.H.
          Management Corp., P.O. Box 4024, Boston, Massachusetts
          02101-4024, Attention:  Nancy D. Smith, President".

          (e)  Appendix A.  Appendix A to the Participation
               ----------
Agreement is amended as follows:

           (i) by amending the last proviso of the definition of "Eligible Bank" to read in its entirety as follows:

          "provided, however, that such Letter of Credit Bank   -
          -------
          shall cease to be an Eligible Bank 120 days following a request from the Owner Participant to the Lessee to replace such Letter of Credit Bank due to a Rating Reduction during the Eligible Period."

         (ii)  by restating the definition of "Funding
     Corporation" to read as follows:

          "'Funding Corporation' shall mean, as of the Effective
          Date of Amendment No. 5 to the Participation Agreement,
          New Funding Corporation."

        (iii)  by restating the definition of "Net Economic
                                               ------------
     Return" to read in its entirety as follows:
     ------

          "Net Economic Return" shall mean
           -------------------
          (i) the net after-tax economic yield expected by the Owner Participant on the Refinancing Date with respect to the Undivided Interest, calculated using the Assumptions and in accordance with the computations of Basic Rent, Casualty Values, Special Casualty Values and Modified SpecialCasualty Values derived from the Assumptions (the "Refinancing Schedules and
                                 -------------------------
               Assumptions") as such yield
               -----------
               shall be adjusted pursuant to and in accordance with Section 3(f)(iv) of the Facility Lease; and

          (ii) the sum of all after-tax cash over the Basic Lease Term at least equal to that expected by the Owner Participant on the Refinancing Date calculated using the Refinancing Schedules and Assumptions; and

         (iii) in connection with adjustments to Basic Rent provided for in the Facility Lease other than
               Section 3(f)(v) of the Facility Lease, at least ninety percent (90%) of the after-tax Earnings (as defined below) expected on the Refinancing Date by the Owner Participant for each of the fiscal years of the Owner Participant beginning with the fiscal year which includes the Closing Date and continuing for each of the following seven such fiscal years, calculated using the Refinancing Schedules and Assumptions; and

          (iv) in connection with adjustments to Basic Rent provided for in the Facility Lease (other than Section 3(f)(v) of the Facility Lease), the sum of all after-tax Earnings in the period beginning on the Closing Date to and including the Owner Participant's fiscal year which includes December 31, 1994 at least equal to that expected by the Owner Participant on the Refinancing Date, calculated using the Refinancing Schedules and Assumption; and

          (v) in connection with adjustments to Basic Rent in accordance with Section 3(f)(v) of the Facility Lease, at least ninety percent (90%) of the sum of all after-tax Earnings expected by the Owner Participant on the Refinancing Date to and including the Owner Participant's fiscal year which includes December 31, 1994 calculated using the Refinancing Schedules and Assumptions.

               Notwithstanding the foregoing, nothing in this definition shall be construed to obligate the Lessee to restore any portion of a reduction in Earnings where such portion of the reduction is due to events other than changes in Basic Rent provided for in the Facility Lease, including, by example, changes in Statement of Financial Accounting Standards No. 13 ("FASB-13") occurring after the Closing Date.

               The Lessee, in connection with adjustments to Basic Rent in accordance with Section 3(f)(v) of the Facility Lease may elect to have clause (v) above be excluded in the computation of Net Economic Return. To the extent such election is made, the Lessor shall have the right to make an additional equity investment, but, if such investment is made, the Basic Rents calculated in connection therewith shall have the same present value (discounted semi-annually at the Discount Rate) to the Lessee as if such investment had not been made and clause (v) had been excluded; and provided, however, that such additional equity investment shall not change the average life to maturity of the Outstanding Notes by more than eighteen months from the original average life to maturity of the New Fixed Rate Notes issued pursuant to Supplemental Indenture No. 2 and Supplemental Indenture No. 3, respectively.

               In connection with adjustments to Basic Rent provided for in the Facility Lease which result in the application of the Tax Rate Cap, the Lessee, if so requested by the Lessor, will make application to PUCO for any necessary authority to exceed the parameters set forth in the order of that Commission authorizing the Lessee to enter into the Lease.

               For the purposes of this definition, the
          Assumptions shall be deemed to include the assumptions that (i) residual value is zero and (ii) the Owner Participant is fully taxable during the entire Basic Lease Term; provided, however,
                      --------  -------
          nothing in this definition or the Participation Agreement shall be construed to be a representation by the Owner Participant as to the actual residual value assumed by the Owner Participant for purposes of calculating its earnings according to FASB-13 accounting or for any other purpose.

               As used in this definition, the term "Earnings" shall mean the product of the after-tax accounting yield and the outstanding net investment in leveraged lease as defined in FASB-13 as in effect on the Closing Date.

               Net Economic Return shall be determined exclusive of any fees paid to the Owner Participant on February
          1, 1993 as Supplemental Rent."

           (iv) by inserting in the appropriate alphabetical order the following new definitions:

          "'Amendment No. 6 to the Participation Agreement' shall mean Amendment No. 6, dated as of September 30, 1994, to the Participation Agreement, among the Owner
          Participant, Funding Corporation, New Funding
          Corporation, the Owner Trustee, the Indenture Trustee and the Lessee."

          "'Original Net Economic Return' shall have the meaning given to the term "Net Economic Return" as defined in the letter agreement, dated the Closing Date and attached as Exhibit D to Amendment No. 6 to the Participation Agreement."

          "'Rating Reduction' shall have the meaning set forth in
          Section 10(b)(3)(ix) of the Participation Agreement."

          "'Refinancing Date' shall mean January 12, 1993."

          "'Supplemental Indenture No. 2' shall mean the
          Supplemental Indenture No. 2, dated as of November 1,
          1992, to the Indenture, between the Owner Trustee and the Indenture Trustee."

          "'Supplemental Indenture No. 3' shall mean the
          Supplemental Indenture No. 3, dated as of January 1,
          1993, to the Indenture, between the Owner Trustee and the Indenture Trustee."

          "'Tax Rate Adjustment Date' shall have the meaning assigned to such term in Section 4 of Amendment No. 6 to the Participation Agreement."

          "'Tax Rate Assumptions' shall mean the tax rate change assumptions set forth on Schedule 1 to Amendment No. 6 to the Participation Agreement."

          "'Tax Rate Change Transaction Expenses' shall mean the amount assigned to such term in Schedule 1 to Amendment
          No. 6 to the Participation Agreement."

          (f)  Parties In Interest.  The parties agree that
               -------------------
Funding Corporation shall cease to be a party to the Participation Agreement and shall have no further rights, obligations or interest, except as otherwise provided in Section 13 of the Participation Agreement, thereunder. The Participation Agreement is hereby amended generally so that all references to Funding Corporation shall be deemed to refer to New Funding Corporation, to the extent that such references relate to the rights, obligations or interest of Funding Corporation subsequent to the Effective Date of Amendment No. 4 to Participation Agreement.

          SECTION 3.  Implementation.

          (a)  Forms.  The forms of Lease Amendment No. 4 and
               -----
the Reimbursement Agreement among the Lessee, OES Finance
Incorporated and Societe Generale (the "Reimbursement
                                        -------------
Agreement") are attached hereto as Exhibits A and B,
- ---------
respectively, and the reoptimized amortization schedules for the Outstanding Fixed Rate Notes are attached hereto as Exhibits C-1,
C-2 and C-3, respectively.

          (b)  Request by the Owner Participant.  In
               --------------------------------
accordance with Section 2.01 of the Trust Agreement subject to the terms and conditions of Section 11(c) of the Participation Agreement, the Owner Participant hereby directs that the Owner Trustee (i) execute and deliver this Amendment No. 6 and Lease Amendment No. 4 (collectively, the "1994
                                    ----
Amendments"), (ii) execute and deliver all other agreements,
- ----------
instruments and certificates contemplated by the Transaction Documents and the 1994 Amendments, (iii) instruct the Indenture Trustee to (x) consent to Lease Amendment No. 4 and (y) attach the reoptimized amortization schedules (attached hereto as Exhibits C-1, C-2 and C-3) for the Outstanding Fixed Rate Notes in place of the existing amortization schedules to such Fixed Rate Notes and (iv) subject to the terms of the Trust Agreement, to take such other action in connection with the foregoing as the Owner Participant may from time to time direct.

          (c)  Instruction and Consent.  In accordance with
               -----------------------
Section 10.2(ii) of the Indenture, the Lessee and the Owner Trustee hereby instruct the Indenture Trustee to consent to Lease Amendment No. 4 and the Indenture Trustee hereby so consents.

          (d)  Consent of Lessee.  In accordance with Section
               -----------------
8(b)(2) of the Participation Agreement, the Lessee hereby consents to the revised amortization schedules (attached hereto as Exhibits C-1, C-2 and C-3) to the respective Outstanding Fixed
Rate Notes in connection with the Tax Rate Change.

          (e)  Recordations and Filings.  The Lessee agrees
               ------------------------
that it will cause to be made the recordations and filings set forth in Schedule 2 hereto and that such recordations and filings are all of the recordations and filings that are necessary in order to preserve, protect and perfect the Owner Trustee's rights and interests under the Facility Lease, as amended by Amendment Nos. 1, 2, 3 and 4 thereto, and the first and prior security interest of the Indenture Trustee in the Lease Indenture Estate under the Indenture, as amended.

          SECTION 4.  Conditions To Effectiveness.

          This Amendment No. 6 shall become effective as of the date first above written if: (a) it shall have been duly executed and delivered by all of the parties hereto and all of the conditions set forth below in this Section 4 shall have been satisfied (the date of such satisfaction being referred to as the
"Tax Rate Adjustment Date"); (b) the Owner                      -
- -----------------------
Participant shall have received a duly executed and delivered, legal, valid, and binding Lease Amendment No. 4 and Amendment No. 3 to the Tax Indemnification Agreement, as corrected, restated and amended heretofore ("TIA Amendment No. 3"); (c) the Owner Participant shall have received the replacement Letter of Credit having Maximum Drawing Amounts (as defined in the Letter of Credit) corresponding to the Modified Special Casualty Values, as adjusted on the date hereof, from Societe Generale, in substantially the form of Exhibit A to the Reimbursement Agreement, in replacement of the existing Letter of Credit issued by Barclays Bank, PLC; (d) the Owner Participant shall have received opinions from Owner Participant's Special Tax Counsel, Lessee's Senior Attorney, Lessee's Special Counsel, Lessee's NRC Counsel, special counsel and special French counsel to Societe Generale and such other opinions as the Owner Participant shall reasonably request and all such opinions shall be in form and substance satisfactory to the Owner Participant; (e) no Default, Event of Default, Event of Loss, Deemed Loss Event, Reimbursement Default, Reimbursement Event of Default, Indenture Default or Indenture Event of Default shall have occurred and be continuing; and (f) subject to the satisfaction of any and all other conditions set forth in Sections 2(d) and 11(c) of the Participation Agreement.

          SECTION 5.     Expenses.

          (a) On the Tax Rate Adjustment Date, (i) the costs and expenses of the Owner Participant (including, but not limited to, Owner Participant's computer lease analysis expenses, out-of-pocket expenses and legal fees and disbursements of the Owner Participant's counsel and any financial advisors employed by it) as well as the fees and expenses (including, but not limited to, all computer lease analysis and travel related costs) of the Owner Trustee, the Indenture Trustee, the Collateral Trust Trustee, Funding Corporation, New Funding Corporation and the Issuing Bank with respect to the negotiation, execution and delivery of this Amendment No. 6, Lease Amendment No. 4, TIA Amendment No. 3, the replacement Letter of Credit, the transactions contemplated herein and therein and all other agreements, documents or instruments prepared in connection therewith and all fees, taxes, expenses and disbursements incurred by such parties, including, but not limited to, legal fees and disbursements of their counsel, in connection with the transactions contemplated hereby and thereby and (ii) all stenographic, printing, reproduction, and other out-of-pocket expenses (other than investment banking or brokerage fees) incurred in connection with the execution and delivery of this Amendment No. 6, Lease Amendment No. 4, TIA Amendment No. 3, the replacement Letter of Credit and all other agreements, documents or instruments prepared in connection therewith (collectively, the "Tax Rate Change Transaction Expenses") shall be paid by the
     ------------------------------------
Lessee, on behalf of the
Owner Trustee, as Supplemental Rent in accordance with the provisions of this Section 5, Section 20 of the Facility Lease and Sections 14(b)(2)(b) and (g) of the Participation Agreement.

          (b)  Notwithstanding anything in this Section 5 or in
Section 14 of the Participation Agreement to the contrary, (i) in the event the transactions contemplated by this Amendment No. 6 shall not be consummated for any reason, the Lessee shall pay or cause to be paid, and shall indemnify and hold harmless the Indenture Trustee, the Collateral Trust Trustee, the Owner Trustee, the Owner Participant, Funding Corporation and New Funding Corporation in respect of all Tax Rate Change Transaction Expenses and (ii) in any event, the Lessee shall pay or cause to be paid directly (and not as Supplemental Rent) that portion of the Tax Rate Change Transaction Expenses which exceeds the Tax Rate Change Transaction Expenses payable by the Owner Trustee pursuant to clause (a) above and as indicated on Schedule 1 hereto and shall indemnify and hold the Lessor and the Owner Participant harmless for any such amounts.

          SECTION 6.  Miscellaneous.

          (a)  Execution.  This Amendment No. 6 may be
               ---------
executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument. Although this Amendment No. 6 is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto, and this Amendment No. 6 shall not be effective until all such signatures shall have been duly affixed and all conditions precedent set forth in Section 4 hereof shall have been satisfied. This Amendment No. 6 amends and modifies the Participation Agreement and is to be read with and form part of the Participation Agreement. On and from the Tax Rate Adjustment Date, any reference in any Transaction Document to the Participation Agreement shall be deemed to refer to the Participation Agreement as amended and modified by Amendment No. 1 thereto, dated as of February 1, 1988, Amendment No. 3 thereto, dated as of March 16, 1988, Amendment No. 4 dated as of November 5, 1992, Amendment No. 5 dated as of January 12, 1993, and this Amendment No. 6.

          (b)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Transaction Document, nor constitute, except as expressly provided in this Amendment No. 6, a waiver of any provision of any Transaction Document.

          (c)  Governing Law.  This Amendment No. 6 has been
               -------------
egotiated and delivered in the State of New York and shall be governed by, and construed in accordance with, the laws of the State of New York.


          (d)  Responsibility for Recitals.  The recitals
               ---------------------------
contained herein shall be taken as the statements of the Lessee, and the other parties hereto assume no responsibility for the correctness of the same.


          IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 6 to the Participation Agreement to be duly executed by its respective officers thereunto duly authorized as of the dates set forth below.


BVPS FUNDING CORPORATION

By: \s\ M.A. Ferrucci
    -----------------------
Name:  M.A. Ferrucci

Title: President

Date:  September 30, 1994


BVPS II FUNDING CORPORATION

By:\s\ Lannhi Tran
   --------------------------
Name: Lannhi Tran

Title: Vice President

Date: September 30, 1994



THE FIRST NATIONAL BANK OF BOSTON,
in its individual capacity and as
Owner Trustee under a Trust Agreement,
dated as of September 15, 1987, as
corrected and restated, with the Owner
Participant

By: \s\ J.E. Mogavero
   --------------------------
Name:  J.E. Mogavero

Title: Authorized Officer

Date: September 30, 1994





THE BANK OF NEW YORK, in its individual
capacity and as Indenture Trustee under a Trust Indenture, Mortgage, Security
Agreement and Assignment of Facility
Lease, dated as of September 15, 1987, as corrected, restated and amended with The
First National Bank of Boston in its
individual capacity and as Owner Trustee under a Trust Agreement, dated as of September 15, 1987, as corrected and restated with the Owner Participant.

By: \s\ W.T. Cunningham
   --------------------------
Name:  W.T. Cunningham

Title: Vice President

Date: September 30, 1994



OHIO EDISON COMPANY, as Lessee

By: \s\ R.H. Marsh
   --------------------------
Name:  R.H. Marsh

Title: Treasurer

Date: September 30, 1994



CHRYSLER CONSORTIUM CORPORATION, as Owner
Participant

By: \s\ Richard G. Neptune
   --------------------------
Name:  Richard J. Neptune

Title: Vice President

Date: September 30, 1994

















                         SCHEDULE 1
                             TO
                       AMENDMENT NO. 6
                             TO
                   PARTICIPATION AGREEMENT
                  -----------------------

                 TAX RATE CHANGE ASSUMPTIONS
                 ---------------------------

     SEE WARREN & SELBERT ABC FILE OHIOED-TAX-94ACC DATED 26-
     SEP-1994 6:36:15.00 (A HARD COPY OF WHICH IS RETAINED IN
     THE FILES OF OWNER PARTICIPANT)

1.   Tax Rate Change
     Transaction Expenses     $ 41,928.57 paid on the Tax
                              Rate Adjustment Date by the
                              Lessee on behalf of the Owner
                              Trustee as Supplemental Rent
                              and amortized for Federal
                              income tax purposes on a
                              straight line basis over the
                              remaining Basic Lease Term.

2.   Owner Participant's
     Marginal Federal
     Tax Rate                 35 percent in 1993 and each
                              year after.

3.   Basic Rent payments      See Schedule 1 to Amendment No.
                              4 to Facility Lease.

4.   Amortization of Notes    See Exhibits C-1, C-2 and C-3
                              to Amendment No. 6 to
                              Participation Agreement.


























                         SCHEDULE 2
                             TO
                       AMENDMENT NO. 6
                             TO
                   PARTICIPATION AGREEMENT
                   -----------------------

                  RECORDATIONS AND FILINGS
                  ------------------------

UCC-1 Financing Statements and Other Filings

A.   Secretary of Commonwealth, Pennsylvania

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

B.   County Recorder, Summit County, Ohio:

          (i)  A financing statement on form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.

C.   Secretary of State, Ohio

          (i)  A financing statement on Form UCC-1 naming
Ohio Edison Company as Lessee, the Owner Trustee as Lessor, and the Indenture Trustee as Assignee of the Owner Trustee, in respect of the Facility Lease.





























                                                    EXHIBIT A
                                                 TO AMENDMENT
                                                     NO. 6 TO
                                                PARTICIPATION
                                                    AGREEMENT
                                                -------------


               [FORM OF LEASE AMENDMENT NO. 4]




















































                                                    EXHIBIT B
                                                 TO AMENDMENT
                                                     NO. 6 TO
                                                PARTICIPATION
                                                    AGREEMENT
                                                -------------


              [FORM OF REIMBURSEMENT AGREEMENT]




















































                                                EXHIBITS C-1,
                                                 C-2 and C-3,
                                                respectively,
                                                 TO AMENDMENT
                                                     NO. 6 TO
                                                PARTICIPATION
                                                    AGREEMENT
                                                -------------


        [FORMS OF REOPTIMIZED AMORTIZATION SCHEDULES
                  FOR THE FIXED RATE NOTES]

















































                                                    EXHIBIT D
                                                 TO AMENDMENT
                                                    NO. 6 TO
                                                PARTICIPATION
                                                    AGREEMENT
                                                -------------


     [ORIGINAL NET ECONOMIC RETURN LETTER]




















































CERTAIN RIGHTS OF THE LESSOR UNDER THE FACILITY LEASE AS AMENDED BY THIS AMENDMENT NO. 4 THERETO HAVE BEEN ASSIGNED TO, AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF, THE BANK OF NEW YORK, AS INDENTURE TRUSTEE UNDER A TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE DATED AS OF SEPTEMBER 15, 1987, AS CORRECTED AND RESTATED AND AS SUPPLEMENTED BY THE SUPPLEMENTAL INDENTURE NO. 1 THERETO, DATED AS OF FEBRUARY 1, 1988, AND BY THE SUPPLEMENTAL INDENTURE NO. 2 THERETO, DATED AS OF NOVEMBER 1, 1992, AND BY THE SUPPLEMENTAL INDENTURE NO. 3 THERETO, DATED AS OF JANUARY 12, 1993. THIS AMENDMENT NO. 4 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(b) OF THIS AMENDMENT NO. 4 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

      THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART
___________________________________________________________

AMENDMENT NO. 4
dated as of September 30, 1994
to
FACILITY LEASE
dated as of September 15, 1987,
as corrected and restated
and amended as of February 1, 1988,
 further amended as of November 5, 1992
and further amended as of January 12, 1993
between
THE FIRST NATIONAL BANK OF BOSTON
not in its individual capacity, but solely
as Owner Trustee under a Trust Agreement dated as
of September 15, 1987, as corrected and restated, with
CHRYSLER CONSORTIUM CORPORATION,
as Lessor
and
OHIO EDISON COMPANY,
as Lessee
___________________________________________________________

     Original Facility Lease Recorded on October 1, 1987, at
Mortgage Book Volume ___, Page ___, Beaver County,
Pennsylvania Recorder's Office.

     Corrective and Restated Facility Lease Recorded on
December __, 1987, at Mortgage Book Volume ___, Page ___,
Beaver County, Pennsylvania Recorder's Office.

     Amendment No. 1 to Facility Lease Recorded on December
__, 1987, at Mortgage Book Volume ___, Page ___, Beaver
County, Pennsylvania Recorder's Office.

     Amendment No. 2 to Facility Lease Recorded on November
__, 1992, at Mortgage Book Volume ___, Page ___, Beaver
County, Pennsylvania Recorder's Office.

     Amendment No. 3 to Facility Lease Recorded on January
__, 1993, at Mortgage Book Volume ___, Page ___, Beaver
County, Pennsylvania Recorder's Office.

          AMENDMENT NO. 4, dated as of September 30, 1994 ("Amendment No. 4"), to the Facility Lease, dated as of September 15, 1987, as corrected and restated and as amended by Amendment No. 1 thereto, dated as of February 1, 1988 ("Amendment No. 1"), and Amendment No. 2 thereto, dated as of November 5, 1992 ("Amendment No. 2"), and Amendment No. 3 thereto, dated as of January 12, 1993 ("Amendment No. 3"), all as in effect on the date hereof (the "Facility Lease"), between THE FIRST NATIONAL BANK OF BOSTON, a national banking association, not in its individual capacity, but solely as Owner Trustee (the "Lessor") under a Trust Agreement, dated as of September 15, 1987, with CHRYSLER CONSORTIUM CORPORATION, as Owner Participant and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee").


                    W I T N E S S E T H :
                    -------------------

          WHEREAS, the Lessor and the Lessee have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessee of the Undivided Interest;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and to the schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values so as to preserve Owner Participant's Net Economic Return in the event, among other things, of any Tax Rate Change occurring prior to the twentieth anniversary of the Closing Date, which results in the change in Tax Rate from the rate assumed in the Pricing Assumptions as in effect on the Closing Date; and

          WHEREAS, Section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), generally effective for tax years beginning on or after January 1, 1993, increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing
Assumptions from 34% to 35%; and

          WHEREAS, in order to carry out the provisions of
Section 3(d) of the Facility Lease, the Owner Trustee and the Lessee desire to execute this Amendment No. 4 to amend cer-tain Sections of the Facility Lease, amend Appendix A there-to, and amend the schedules of Basic Rent percentages, Casualty Values, Special Casualty Values and Modified Special Casualty Values pursuant to Sections 3(d) and 3(f) of the Facility Lease.


          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.     Definitions
                         -----------

          For purposes hereof, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Facility Lease.

          SECTION 2.     Supplements and Amendments
                         --------------------------

          (a)  Section 3(e) Other Adjustments to Rent.
               --------------------------------------
Section 3(e) of the Facility Lease is amended by inserting before the end of the proviso contained in the second sentence thereof after the phrase "or this Section 3(e)" the following phrase:

          "; provided further that in order to determine the
             ----------------
          foregoing adjustments the Owner Participant will prepare a pricing file which preserves Net Economic Return and incorporates all of the Assumptions and the Tax Rate Assumptions".

          (b)  Computation of adjustments.  Section 3(f) of
               --------------------------
the Facility Lease is hereby amended as follows:

           (i) by amending subparagraph (i)(A) by deleting the phrase "this Participation Agreement" and inserting in lien thereof the phrase "the Participation
     Agreement".

          (ii) by amending subparagraph (iv) to read in its entirety as follows:

               "(iv)  If (x) the present value (discounted
          semiannually to the Closing Date at the Discount
          Rate) of Revised Base File Rent payments by Lessee over the Basic Lease Term, expressed as a percentage of Facility Cost (the "Revised Present
                                            ---------------
          Value") minus (y) the Original Present Value is not
          -----
          more than (z) 1.6% of Facility Cost (the "Tax Rate
                                                    --------
          Cap"), the components of Original Net Economic
          ---
          Return set forth in the Base File in effect on the Closing Date shall be used in the Revised Base File (the "Revised Base File Net Economic Return") and the components of Net Economic Return shall not be adjusted. If (x) the Revised Present Value minus
          (y) the Original Present Value is more than (z) the Tax Rate Cap, the Owner Participant shall adjust the components of Revised Base File Net Economic Return in the Revised Base File (the "Adjusted Base
                                                -------------
          File Net Economic Return") such that (m) the
          ------------------------
          Revised Present Value (determined utilizing such Adjusted Base File Net Economic Return and an Optimal Structure) minus (n) the Original Present Value is not more than (o) the Tax Rate Cap and the components of Net Economic Return shall be adjusted by the same absolute adjustment which occurred to the Revised Base File Net Economic Return (the "Adjusted Net Economic Return"). Such Revised Base
           ----------------------------
          File Rent, the revised debt amortization schedule determined in the calculation thereof and the new tax rate for the period subsequent to the effective date of the Tax Rate Change shall be incorporated in the Assumptions in such Revised Base File for purposes of creating a Revised Base File in connection with any subsequent Tax Rate Change; provided, however, that the Tax Rate Cap shall
          --------  -------
          always be measured by reference to the Original Present Value as derived from the Base File in effect on the Closing Date."

          (iii) by amending subparagraph (v) to read in its entirety as follows:

               "(v)  Adjustments to Basic Rent and the
          schedules of Casualty Values, Special Casualty Values and Modified Special Casualty Values as a result of a Tax Rate Change (a) shall be made so as to preserve (x) Net Economic Return, if Revised Base File Net Economic Return was maintained under subparagraph (iv) or (y) Adjusted Net Economic Return, if Adjusted Base File Net Economic Return was determined under subparagraph (iv), and adjustment to Net Economic Return is made as described in subparagraph (iv), (b) shall comply with Section 3(e) hereof, and (c) shall to the extent possible and not inconsistent with clauses
          (a) and (b) of this subparagraph (v) (but subject to the following assumptions and procedures) minimize the net present value cost of Basic Rent to the Lessee. In order to achieve the foregoing, the Owner Participant shall initially determine "Optimized Basic Rent" in accordance with the
           --------------------
          procedures described in this subparagraph (v) and subparagraphs (vi) and (vii) below. In order to determine the Optimized Basic Rent, the Owner Participant will prepare a pricing file (the "Preliminary Optimized Rent Pricing File") which
           ---------------------------------------
          incorporates all of the assumptions contained in the Initial Pricing File (or, if one or more pricing files have been prepared subsequent to the date of the Initial Pricing File, the pricing file, which incorporates the Assumptions and the Tax Rate Assumptions, prepared in connection with the next preceding adjustment to Basic Rent) adjusted to reflect actual rent and debt amortization schedules prior to the latest Tax Rate Change except that the interest rates to be applied on the debt shall be the preliminary market interest rates on the Notes which shall be determined in the sole discretion of the Lessee (the "Preliminary Market Interest
                           ---------------------------
          Rates").  The principal amount of the Notes
          -----
          (assumed outstanding in the period after the
          effective date of the Tax Rate Change) and the scheduled amortization of such Notes shall be recalculated in a manner (the "Optimal Debt
                                         ------------
          Structure") so as to minimize the net present value
          ---------
          (discounted at the resulting weighted average interest rate on the Notes) of the Basic Rent payments by the Lessee over the Basic Lease Term (utilizing the Optimal Structure) while preserving Net Economic Return."

          (iii) by amending subparagraph (vi)(A) as follows:

          (x)  by deleting in clause (x) of subparagraph
     (vi)(A) the phrase "Net Economic Return" and inserting in lieu thereof the phrase "Original Net Economic
     Return"; and

          (y)  by inserting in clause (z) of subparagraph
     (vi)(A) immediately before the parenthetical the following:

          "or, in the case of Revised Base File Rent, Revised
          Base File Net Economic Return or Adjusted Base File
          Net Economic Return, as appropriate".

          (c)  Definitions.  Appendix A of the Facility Lease
               -----------
is amended as set forth in Amendment No. 6, dated as of September 30, 1994, to the Participation Agreement, among the Owner Participant, Funding Corporation, New Funding Corporation, the Owner Trustee, the Indenture Trustee and the Lessee, in respect of Appendix A thereto.

          (d)  Schedules.  Schedules 1 through 4 of the
               ---------
Facility Lease are hereby amended as follows:

          (i) Schedule 1 entitled "Basic Rent Percentages" is deleted in its entirety and is hereby replaced with
     Schedule 1 hereto.

         (ii)  Schedule 2 entitled "Schedule of Casualty
     Values" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

        (iii)  Schedule 3 entitled "Schedule of Special
     Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

         (iv)  Schedule 4 entitled "Schedule of Modified
     Special Casualty Values" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.

          SECTION 3.     Miscellaneous
                         -------------

          (a)  Execution.  This Amendment No. 4 may be
               ---------
executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          (b)  Original Counterpart.  The single executed
               --------------------
original of this Amendment No. 4 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Indenture Trustee thereon shall be the "Original" of this Amendment No. 4. No security interest in this Amendment No. 4 may be created or continued through the transfer or possession of any counterpart other than the "Original."

          (c)  Effectiveness.  Although this Amendment No. 4
               -------------
is dated as of the date first above written for convenience (and once it becomes effective shall have effect from such date), the actual dates of execution hereof by the parties hereto are, respectively, the dates set forth under the signatures hereto, and this Amendment No. 4 shall become effective as of the Tax Rate Adjustment Date (as defined in Amendment No. 6 to the Participation Agreement) when all conditions precedent to the Tax Rate Adjustment Date shall have been satisfied and this Amendment No. 4 shall have been duly executed and delivered by all of the parties hereto is executed and shall be construed as an amendment and supple-ment to the Facility Lease, and as provided in the Facility Lease, this Amendment No. 4 forms a part thereof. On and from the Tax Rate Adjustment Date any reference in any Transaction Document to the Facility Lease shall be deemed to refer to the Facility Lease, as corrected and restated and as amended and modified by Amendment No. 1, Amendment No. 2, Amendment No. 3 and this Amendment No. 4 and the Facility Lease, as so amended, remains in full force and effect in accordance with its terms.

          (d)  Non-Waiver or Amendment.  The agreements
               -----------------------
contained in this Amendment No. 4 shall not, except as expressly provided in this Amendment No. 4, operate as a waiver of any right, power or remedy of any party under any Transaction Document nor constitute, except as expressly provided in this Amendment No. 4, a waiver of any provision of any Transaction Document.

          (e)  Governing Law.  This Amendment No. 4 shall be
               -------------
governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the Commonwealth of Pennsylvania govern the creation of, and perfection of, the leasehold estate hereunder and the exercise of rights and remedies with respect to such lease-hold estate and except to the extent that the Federal laws of the United States are mandatorily applicable.








          IN WITNESS WHEREOF, the Lessor and the Lessee have caused this Amendment No. 4 to be duly executed as of the date set forth above by their respective officers thereunto duly organized.

                              THE FIRST NATIONAL BANK
                                OF BOSTON, not in its
                                individual capacity, but
                                solely as Owner Trustee
                                under a Trust Agreement,
                                dated as of September 15,
                                1987, as corrected and
                                restated, with CHRYSLER
                                CONSORTIUM CORPORATION,
                                as Lessor



Attest: \s\Emily Lea          By  \s\ J.E. Mogavero
       ---------------------     --------------------------
Name:  Emily Lea                 Name:  J.E. Mogavero
Title: Account Manager           Title: Authorized Officer

[Corporate Seal]



                              OHIO EDISON COMPANY,
                                as Lessee



Attest: \s\ G.F. LaFlame       By \s\ R.H. Marsh
        ---------------------     --------------------
Name:  G.F. LaFlame              Name:  R.H. Marsh
Title: Secretary                 Title: Treasurer

[Corporate Seal]























                                                        I.B.
                                                        ----


COMMONWEALTH OF MASSACHUSETTS)
                             : ss.:
COUNTY OF NORFOLK            )


          ON THIS, the 27th day of September, 1994, before me a Notary Public, personally appeared James E. Mogavero, who acknowledged himself to be a Authorized Officer of THE FIRST NATIONAL BANK OF BOSTON, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the national banking association by himself as such officer.


          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                               \s\ Bernadette L. May
                               -------------------------
                                     Notary Public


                               Bernadette L. May
                               My Commission Expires:
                               October 31, 1997

                               [NOTARY SEAL]




























STATE OF OHIO    )
                 : ss.:
COUNTY OF SUMMIT )


          ON THIS, the 30th day of September, 1994, before me a Notary Public in and for said County and State, personally appeared R.H. Marsh, who acknowledged himself to be a Treasurer of OHIO EDISON COMPANY, and that he as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained by signing the name of the corporation by himself as such officer.

          IN WITNESS WHEREOF, I have hereunto set my hand and official seal.



                               \s\ Susie M. Hoisten
                               -------------------------
                                     Notary Public

                         Susie M. Hoisten
                         Notary Public
                         Residence - Summit County
                         State Wide Jurisdiction, Ohio
                         My Commission Expires Nov. 4, 1996

                         [NOTARY SEAL]
































          CERTAIN OF THE RIGHT, TITLE AND INTEREST IN AND TO THIS AMENDMENT NO. 4 TO FACILITY LEASE OF THE FIRST NATIONAL BANK OF BOSTON, AS OWNER TRUSTEE UNDER THE TRUST AGREEMENT, DATED AS OF SEPTEMBER 15, 1987, AS CORRECTED AND RESTATED, TO THE DATE HEREOF, BETWEEN THE FIRST NATIONAL BANK OF BOSTON AND CHRYSLER CONSORTIUM CORPORATION, HAS BEEN ASSIGNED TO AND IS SUBJECT TO A SECURITY INTEREST IN FAVOR OF THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, UNDER THE CORRECTIVE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF FACILITY LEASE, DATED AS OF SEPTEMBER 15, 1987, CORRECTED AND RESTATED AND AS SUPPLEMENTED TO THE DATE HEREOF, FOR THE BENEFIT OF THE HOLDERS OF THE NOTES REFERRED TO IN SUCH CORRECTIVE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT, AND ASSIGNMENT OF FACILITY LEASE. THIS AMENDMENT NO. 4 TO FACILITY LEASE HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. ONLY THAT COUNTERPART TO BE DEEMED THE ORIGINAL COUNTERPART FOR CHATTEL PAPER PURPOSES CONTAINS THIS RECEIPT THEREFOR EXECUTED BY THE BANK OF NEW YORK, AS INDENTURE TRUSTEE, ON THE SIGNATURE PAGES THEREOF AND NO SECURITY INTEREST IN THIS AMENDMENT NO. 4 TO FACILITY LEASE MAY BE CREATED THROUGH THE TRANSFER OR POSSESSION OF ANY COUNTERPART OTHER THAN THIS EXECUTED ORIGINAL COUNTERPART. SEE SECTION 22 (e) OF THE FACILITY LEASE FOR INFORMATION CONCERNING THE RIGHTS OF THE HOLDERS OF THE VARIOUS COUNTERPARTS HEREOF.

          Receipt of this original counterpart of the foregoing Amendment No. 4 to the Facility Lease is hereby acknowledged on this ___ day of ____, 1994.

                         THE BANK OF NEW YORK,
                           as Indenture Trustee


                         By__________________________
                           Name:
                           Title:

























                                                   SCHEDULE 1
                                                       to
                                              Amendment No. 4
                                            to Facility Lease
                                            -----------------


                   SCHEDULE OF BASIC RENT

DATE           % OF FACILITY COST       RENT IN DOLLARS
- ----           ------------------       ---------------

Dec. 1, 1994       3.9264246              7,852,849.10
Jun. 1, 1995       3.9718114              7,943,622.83
Dec. 1, 1995       3.9718114              7,943,622.83
Jun. 1, 1996       3.7285551              7,457,110.25
Dec. 1, 1996       3.7285551              7,457,110.25
Jun. 1, 1997       4.1529242              8,305,848.32
Dec. 1, 1997       4.1529242              8,305,848.32
Jun. 1, 1998       4.5736653              9,147,330.55
Dec. 1, 1998       4.5736653              9,147,330.55
Jun. 1, 1999       4.8107733              9,621,546.63
Dec. 1, 1999       4.8107733              9,621,546.63
Jun. 1, 2000       3.8660125              7,732,025.05
Dec. 1, 2000       3.8660125              7,732,025.05
Jun. 1, 2001       4.0349094              8,069,818.85
Dec. 1, 2001       4.0349094              8,069,818.85
Jun. 1, 2002       4.5190986              9,038,197.12
Dec. 1, 2002       4.5190986              9,038,197.12
Jun. 1, 2003       5.0613904             10,122,780.77
Dec. 1, 2003       5.0613904             10,122,780.77
Jun. 1, 2004       4.6560375              9,312,074.93
Dec. 1, 2004       4.6560375              9,312,074.93
Jun. 1, 2005       4.3671847              8,734,369.35
Dec. 1, 2005       4.3671847              8,734,369.35
Jun. 1, 2006       4.2080835              8,416,167.01
Dec. 1, 2006       4.2080835              8,416,167.01
Jun. 1, 2007       4.2218780              8,443,755.96
Dec. 1, 2007       4.2218780              8,443,755.96
Jun. 1, 2008       4.2390837              8,478,167.42
Dec. 1, 2008       4.2390837              8,478,167.42
Jun. 1, 2009       4.3086925              8,617,385.04
Dec. 1, 2009       4.3086925              8,617,385.04
Jun. 1, 2010       4.3482635              8,696,526.99
Dec. 1, 2010       4.3482635              8,696,526.99
Jun. 1, 2011       4.3853901              8,770,780.21
Dec. 1, 2011       4.3853901              8,770,780.21
Jun. 1, 2012       4.4267913              8,853,582.58
Dec. 1, 2012       4.4267913              8,853,582.58
Jun. 1, 2013       4.4819481              8,963,896.14
Dec. 1, 2013       4.4819481              8,963,896.14
Jun. 1, 2014       4.5357628              9,071,525.67
Dec. 1, 2014       4.5357628              9,071,525.67
Jun. 1, 2015       4.5804659              9,160,931.79
Dec. 1, 2015       4.5804659              9,160,931.79
Jun. 1, 2016       4.5695687              9,139,137.38
Dec. 1, 2016       4.5695687              9,139,137.38
Jun. 1, 2017       4.6081867              9,216,373.43

                                                   SCHEDULE 2
                                                       to
                                              Amendment No. 4
                                            to Facility Lease
                                            -----------------

                 SCHEDULE OF CASUALTY VALUES

SETTLEMENT DATE              % OF FACILITY COST
- ---------------              ------------------

Dec. 1, 1994                    109.44285
Jun. 1, 1995                    108.96865
Dec. 1, 1995                    108.33906
Jun. 1, 1996                    107.81879
Dec. 1, 1996                    107.25146
Jun. 1, 1997                    106.24255
Dec. 1, 1997                    105.19863
Jun. 1, 1998                    103.69914
Dec. 1, 1998                    102.14479
Jun. 1, 1999                    100.29490
Dec. 1, 1999                     98.39838
Jun. 1, 2000                     97.39889
Dec. 1, 2000                     96.38156
Jun. 1, 2001                     95.20582
Dec. 1, 2001                     93.97838
Jun. 1, 2002                     92.23878
Dec. 1, 2002                     90.45671
Jun. 1, 2003                     88.08875
Dec. 1, 2003                     85.66030
Jun. 1, 2004                     83.56909
Dec. 1, 2004                     81.42407
Jun. 1, 2005                     79.50852
Dec. 1, 2005                     77.54467
Jun. 1, 2006                     75.68704
Dec. 1, 2006                     73.78347
Jun. 1, 2007                     71.81654
Dec. 1, 2007                     69.80132
Jun. 1, 2008                     67.71666
Dec. 1, 2008                     65.58107
Jun. 1, 2009                     63.32099
Dec. 1, 2009                     61.00575
Jun. 1, 2010                     58.59126
Dec. 1, 2010                     56.11795
Jun. 1, 2011                     53.54389
Dec. 1, 2011                     50.90774
Jun. 1, 2012                     48.16367
Dec. 1, 2012                     45.42356
Jun. 1, 2013                     42.64433
Dec. 1, 2013                     39.91738
Jun. 1, 2014                     37.17751
Dec. 1, 2014                     34.52057
Jun. 1, 2015                     31.89085
Dec. 1, 2015                     29.28656
Jun. 1, 2016                     26.45309
Dec. 1, 2016                     23.39136
Jun. 1, 2017                     20.00000


                                                   SCHEDULE 3
                                                       to
                                              Amendment No. 4
                                            to Facility Lease
                                            -----------------


             SCHEDULE OF SPECIAL CASUALTY VALUES

SETTLEMENT DATE              % OF FACILITY COST
- ---------------              ------------------
Dec. 1, 1994                    108.07982
Jun. 1, 1995                    107.54390
Dec. 1, 1995                    106.84980
Jun. 1, 1996                    106.26209
Dec. 1, 1996                    105.62427
Jun. 1, 1997                    104.54168
Dec. 1, 1997                    103.42074
Jun. 1, 1998                    101.84074
Dec. 1, 1998                    100.20225
Jun. 1, 1999                     98.26440
Dec. 1, 1999                     96.27593
Jun. 1, 2000                     95.18033
Dec. 1, 2000                     94.06255
Jun. 1, 2001                     92.78180
Dec. 1, 2001                     91.44460
Jun. 1, 2002                     89.59026
Dec. 1, 2002                     87.68826
Jun. 1, 2003                     85.19494
Dec. 1, 2003                     82.63545
Jun. 1, 2004                     80.40728
Dec. 1, 2004                     78.11909
Jun. 1, 2005                     76.05388
Dec. 1, 2005                     73.93361
Jun. 1, 2006                     71.91246
Dec. 1, 2006                     69.83797
Jun. 1, 2007                     67.69238
Dec. 1, 2007                     65.49042
Jun. 1, 2008                     63.21055
Dec. 1, 2008                     60.87092
Jun. 1, 2009                     58.39756
Dec. 1, 2009                     55.85938
Jun. 1, 2010                     53.21185
Dec. 1, 2010                     50.49495
Jun. 1, 2011                     47.66627
Dec. 1, 2011                     44.76398
Jun. 1, 2012                     41.74171
Dec. 1, 2012                     38.71081
Jun. 1, 2013                     35.62762
Dec. 1, 2013                     32.58293
Jun. 1, 2014                     29.51095
Dec. 1, 2014                     26.50686
Jun. 1, 2015                     23.51426
Dec. 1, 2015                     20.53067
Jun. 1, 2016                     17.30072
Dec. 1, 2016                     13.82456
Jun. 1, 2017                     10.00000


                                                   SCHEDULE 4
                                                       to
                                              Amendment No. 4
                                            to Facility Lease
                                            -----------------


        SCHEDULE OF MODIFIED SPECIAL CASUALTY VALUES

DATE              EXPOSURE IN %             EXPOSURE IN $
- ----              -------------             -------------

Dec. 1, 1994         33.33702                 66,674,036
Jun. 1, 1995         33.60246                 67,204,922
Dec. 1, 1995         33.71502                 67,430,045
Jun. 1, 1996         33.72010                 67,440,203
Dec. 1, 1996         33.63740                 67,274,791
Jun. 1, 1997         33.55458                 67,109,168
Dec. 1, 1997         33.48531                 66,970,624
Jun. 1, 1998         33.41585                 66,831,707
Dec. 1, 1998         33.41585                 66,831,707
Jun. 1, 1999         33.41571                 66,831,412
Dec. 1, 1999         32.81339                 65,626,785
Jun. 1, 2000         32.60875                 65,217,492
Dec. 1, 2000         32.17654                 64,353,075
Jun. 1, 2001         32.24048                 64,480,960
Dec. 1, 2001         31.35747                 62,714,943
Jun. 1, 2002         30.90973                 61,819,455
Dec. 1, 2002         30.17536                 60,350,711
Jun. 1, 2003         29.54930                 59,098,592
Dec. 1, 2003         28.59082                 57,181,634
Jun. 1, 2004         27.77669                 55,553,390
Dec. 1, 2004         26.84366                 53,687,318
Jun. 1, 2005         26.09755                 52,195,104
Dec. 1, 2005         25.22682                 50,453,650
Jun. 1, 2006         24.52485                 49,049,699
Dec. 1, 2006         23.66873                 47,337,459
Jun. 1, 2007         22.97190                 45,943,793
Dec. 1, 2007         22.07160                 44,143,193
Jun. 1, 2008         21.32908                 42,658,153
Dec. 1, 2008         20.36772                 40,735,439
Jun. 1, 2009         19.57403                 39,148,058
Dec. 1, 2009         18.53295                 37,065,901
Jun. 1, 2010         17.67077                 35,341,533
Dec. 1, 2010         16.55084                 33,101,687
Jun. 1, 2011         15.62486                 31,249,721
Dec. 1, 2011         14.42427                 28,848,549
Jun. 1, 2012         13.43251                 26,865,022
Dec. 1, 2012         13.20971                 26,419,426
Jun. 1, 2013         13.46388                 26,927,762
Dec. 1, 2013         13.90101                 27,802,029
Jun. 1, 2014         14.51513                 29,030,259
Dec. 1, 2014         15.35627                 30,712,531
Jun. 1, 2015         16.41996                 32,839,914
Dec. 1, 2015         16.35524                 32,710,488
Jun. 1, 2016         12.71792                 25,435,843
Dec. 1, 2016          8.82732                 17,654,648
Jun. 1, 2017          4.60819                  9,216,373







=============================================================



AMENDMENT NO. 1

dated as of November 5, 1992


to


CORRECTIVE

TAX INDEMNIFICATION AGREEMENT


dated as of September 15, 1987


between


CHRYSLER CONSORTIUM CORPORATION,
as Owner Participant


and


OHIO EDISON COMPANY,
as Lessee





=============================================================

       Sale and Leaseback of an Undivided Interest in Beaver Valley Nuclear Power Plant Unit 2

=============================================================












          AMENDMENT NO. 1, dated as of November 5, 1992, to CORRECTIVE TAX INDEMNIFICATION AGREEMENT, dated as of September 15, 1987, between CHRYSLER CONSORTIUM CORPORATION, a Delaware corporation (the "Owner Participant"), and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meaning set forth in an Appendix A to the Corrective Participation Agreement, dated as of September 15, 1987, among the Owner Participant, the Original Loan Participants listed on Schedule 1 thereto, BVPS Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among the Owner Participant, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement").

          WHEREAS, the Owner Participant and the Lessee have executed the Corrective Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, the Lessee and the Owner Participant desire to refinance the Fixed Rate Notes and the Collateralized Lease Bonds and have entered into the Refinancing Agreement; and

          WHEREAS, the Owner Participant and the Lessee have heretofore executed the Corrective Tax Indemnification Agreement, dated as of September 15, 1987 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the Refinancing;

          NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1.  The preamble thereof is amended by (i)
inserting the words ", as amended from time to time" immediately after the words "and Ohio Edison Company" and immediately before the words "(the "Participation
Agreement")" and (ii) inserting the words "or Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among the Owner Participant, BVPS Funding Corporation, BVPS
II Funding Corporation, The First National Bank of Boston, the Bank of New York, and the Lessee (the "Refinancing
Agreement")" immediately after the words "(the "Participation
Agreement")" and immediately before the period ending the sentence.

          2. Section 1(a)(9) thereof is amended by inserting the words "the Retirement Premium Deduction, as defined below, the Refinancing Amortization Deductions, as defined below," immediately after the words "the Interest
Deductions," and immediately before the words "and the Amortization Deductions".

          3.  Section 1(a)(11) thereof is amended by
inserting the words "Except as otherwise provided in Section
5 of the Refinancing Agreement," immediately before the words
"Basic Rent will be paid on".

          4.  Section 1(a)(12) thereof is amended by
inserting the words "Except as otherwise provided in Section
5 of the Refinancing Agreement," immediately before the words
"Basic Rent will be payable in arrears".

          5. Section 1(a)(13) thereof is amended (i) by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than (a) payment" and
(ii) by deleting in clause (b) thereof the words "six-month period ending on each Basic Rent Payment Date," and replacing them with the words "period to which each payment of Basic Rent relates, as set forth in the Facility Lease,".

          6.  Section 1(a)(17) thereof is amended by
inserting the words "and the Refinancing Documents" immediately after the words "the Transaction Documents" and immediately before the words "using the accrual method".

          7.  Section 1(a)(18) thereof is amended by
inserting the words "and the Refinancing Documents" immediately after the words "and the Financing Documents" and immediately before the words "as derived from or allocable to".

          8. Section 1(a) thereof is amended by adding the following tax assumptions at the end of said Section 1(a):

          "(19) The Owner Participant will be allowed a deduction for 100 percent of the premium paid with respect to the Purchased Notes and the Purchased
     Bonds in the taxable year of the Owner Participant in which such premium is paid (the "Retirement
     Premium Deduction"); and the Owner Participant will be entitled to take the Retirement Premium
     Deduction into account in computing the
     consolidated federal income tax liability of the Group.

          (20)  The Owner Participant will be allowed
     current deductions for amortization of an amount equal to the Refinancing Transaction Expenses to the extent payable by the Owner Trustee pursuant to
     Section 15(a) of the Refinancing Agreement computed on a straight-line basis from the Purchase Date to the end of the Basic Lease Term (the "Refinancing
     Amortization Deductions"); and the Owner
     Participant will be entitled to take the Refinancing Amortization Deductions into account in computing the consolidated federal income tax liability of the Group."

          9. Section 1(b)(9) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "and the Amortization Deductions".

          10.  Section 1(b)(10) thereof is amended by
inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than the amounts described".

          11.  Section 1(b)(11) thereof is amended by
inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "as derived from or allocable to".

          12.  Section 1(b)(20) thereof is amended by
inserting the words ", the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions" and immediately before the words "or the Amortization Deductions".

          13. Section 1(b)(22) thereof is amended (i) by inserting the words "and will not throughout the term of the Facility Lease" immediately after the words "does not" and immediately before the words "legally, beneficially or constructively" and (ii) by inserting the words "or New Funding Corporation" immediately after the words "or Funding Corporation" and immediately before the words "or any Holder of Bonds".

          14.  Section 1(b)(23) thereof is amended by
inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the period ending the sentence.

          15. Section 2(b)(1) thereof is amended by (i) inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the ACRS Deductions, the Interest Deductions," and immediately before the words "or the Amortization Deductions" and (ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "other than the amounts".

          16. Section 2(b)(1)(i) thereof is amended by (i) inserting the words ", the Refinancing Documents" immediately after the words "the Financing Documents" and immediately before the words "or any certificate or other document" and
(ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the word ", or".

          17. Section 2(b)(1)(ii) thereof is amended by (i) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "and acts specifically required" and (ii) inserting the words or any Refinancing Document" immediately after the words "or any Financing Document" and immediately before the words "; provided, however,".
                                --------  -------

          18.  Section 2(b)(1)(viii) thereof is amended by
(i) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words or any terms or provisions thereof" and (ii) inserting the words ", New Funding Corporation" immediately after the words "by the Lessee, Funding Corporation" and immediately before the words "or the Loan Participants".

          19. Section 2(b)(1)(ix) thereof is amended by (i) inserting the words "New Funding Corporation," immediately after the words "the presence of Funding Corporation," and immediately before the words "or any successor or assign thereof", (ii) replacing the words "or any successor or assign thereof" with the words "or any successors or assigns thereof" and (iii) inserting the words "and the Refinancing Documents" immediately after the words "and the Financing Documents" and immediately before the word ", or".

          20. Section 2(b)(1)(x) thereof is amended by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words "(including, without limitation, the provisions".

          21. Section 2(b)(1)(xiii) thereof is amended by inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the words ") of the trustee thereof,".

          22.  Section 2(b)(2) thereof is amended by
inserting the words "or the Refinancing Documents" (i) immediately after the words "or Financing Documents" and immediately before the words "(whether or not" and (ii) immediately after the words "or the Financing Documents" and immediately before the words ") (any such loss, disallowance,".

          23.  Section 5(a) thereof is amended by (i)
inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "or the Amortization Deductions" and (ii) inserting the words "or the Refinancing Documents" immediately after the words "or the Financing Documents" and immediately before the semicolon.

          24. Section 5(b) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "or the Amortization Deductions".

          25. Section 5(e) thereof is amended by inserting the words ", the Refinancing Agreement" immediately after the words "under the Facility Lease" and immediately before the words "or any Transaction Document".

          26. Section 5(g) thereof is amended by inserting the words "the Retirement Premium Deduction, the Refinancing Amortization Deductions" immediately after the words "the Interest Deductions," and immediately before the words "or the Amortization Deductions".

          27.  In order to correct a typographical error,
Section 5(h) thereof is amended retroactively to the original effective date of the Tax Indemnification Agreement by replacing the words "Section 2(h)" with the words "Section
2(b)".

          28. Section 6(e) thereof is amended by inserting the words "or any of the Refinancing Documents" immediately after the words "any of the Transaction Documents" and immediately before the words ", or if and for so long".

          IN WITNESS WHEREOF, the Owner Participant and the
Lessee have caused this Amendment No. 1 to Tax
Indemnification Agreement to be duly executed by their respective officers thereunto duly authorized as of the date set forth below.

                              OHIO EDISON COMPANY


                              By \s\ T.F. Struck, II
                                 ---------------------------
                              Dated: November 15, 1992


                              CHRYSLER CONSORTIUM CORPORATION


                              By \s\ R.G. Neptune
                                 ---------------------------
                              Dated: November 15, 1992











=============================================================



AMENDMENT NO. 2

dated as of January 12, 1993


to


CORRECTIVE

TAX INDEMNIFICATION AGREEMENT


dated as of September 15, 1987


between


CHRYSLER CONSORTIUM CORPORATION,
as Owner Participant


and


OHIO EDISON COMPANY,
as Lessee





=============================================================

       Sale and Leaseback of an Undivided Interest in Beaver Valley Nuclear Power Plant Unit 2

=============================================================















          AMENDMENT NO. 2, dated as of January 12, 1993, to CORRECTIVE TAX INDEMNIFICATION AGREEMENT, dated as of September 15, 1987, as amended by Amendment No. 1 thereto, dated as of November 5, 1992, between CHRYSLER CONSORTIUM CORPORATION, a Delaware corporation (the "Owner Participant"), and OHIO EDISON COMPANY, an Ohio corporation (the "Lessee"). Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix A to the Corrective Participation Agreement, dated as of September 15, 1987, among the Owner Participant, the Original Loan Participants listed on Schedule 1 thereto, BVPS Funding Corporation, The First National Bank of Boston, Irving Trust Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among the Owner Participant, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York, and Ohio Edison Company (the "Refinancing Agreement") or Appendix A to the Refinancing Agreement dated as of January l, 1993, among the Owner Participant, BVPS Funding Corporation, BVPS II Funding Corporation, The First National Bank of Boston, the Bank of New York and Ohio Edison Company (the "1993 Refinancing Agreement").

          WHEREAS, the Owner Participant and the Lessee have executed the Corrective Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, the Lessee and the Owner Participant desire to refinance the Fixed Rate Notes and the Collateralized Lease Bonds and have entered into the 1993
Refinancing Agreement; and

          WHEREAS, the Owner Participant and the Lessee have heretofore executed the Corrective Tax Indemnification Agreement, dated as of September 15, 1987, as amended by Amendment No. 1 thereto, dated as of November 5, 1992 (the "Tax Indemnification Agreement"), and desire to amend the Tax Indemnification Agreement as hereinafter provided to clarify their respective rights and obligations arising from the transactions contemplated by the 1993 Refinancing Agreement;


          NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          The Tax Indemnification Agreement is hereby amended, effective upon the execution and delivery of this Agreement, as follows:

          1. The preamble thereof is amended by replacing the second sentence thereof in its entirety by the following two sentences:

          "Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix
     A to the Corrective Participation Agreement, dated as of September 15, 1987, among the Owner
     Participant, the Original Loan Participants listed on Schedule 1 thereto, BVPS Funding Corporation,
     The First National Bank of Boston, Irving Trust
     Company and Ohio Edison Company, as amended from time to time (the "Participation Agreement"), Appendix A to the Refinancing Agreement, dated as of October 30, 1992, among the Owner Participant,
     BVPS Funding Corporation, BVPS II Funding
     Corporation, The First National Bank of Boston, the
     Bank of New York, and Ohio Edison Company (the
     "Refinancing Agreement") or Appendix A to the
     Refinancing Agreement dated as of January l, 1993, among the Owner Participant, BVPS Funding
     Corporation, BVPS II Funding Corporation, The First
     National Bank of Boston, the Bank of New York and
     Ohio Edison Company (the "1993 Refinancing
     Agreement"). The term "Refinancing Documents" shall mean those documents, instruments, and agreements delivered in connection with any refinancing of the Notes, including, without limitation, the Refinancing Agreement and the 1993
     Refinancing Agreement."

          2.  Section 1(a)(11) thereof is amended by
restating such section in its entirety to read as follows:

          "(11)  Except as otherwise provided in Section
     5 of the Refinancing Agreement and Section 5 of the 1993 Refinancing Agreement, Basic Rent will be paid on December 1, 1987 (the "Interim Rent") and on the
     Basic Rent Payment Dates."

          3. Section 1(a)(12) thereof is amended by deleting the sentence in its entirety and replacing it with the following sentence:

          "(12)  Except as otherwise provided in Section
     5 of the Refinancing Agreement and Section 5 of the 1993 Refinancing Agreement, Basic Rent will be payable in arrears in semi-annual installments during the Basic Lease Term and the Renewal Term as set forth in the Facility Lease."

          4.  Section l(a)(19) thereof is amended by
restating such section in its entirety to read as follows:

          "(19) The Owner Participant will be allowed a deduction for (i) 100 percent of the premium paid with respect to the Purchased Notes and the Purchased Bonds and (ii) 100 percent of the excess of the Redemption Price of the Fixed Rate Notes defeased in 1993 (exclusive of the portion of such Redemption Price representing interest accrued and unpaid on the Fixed Rate Notes from December 1,
     1992 up to, but not including, the Refunding Date) over the principal amount thereof in each case in the taxable year of the Owner Participant in which such premium or excess, as the case may be, is paid
     (the "Retirement Premium Deduction"); and the Owner
     Participant will be entitled to take the Retirement
     Premium Deduction into account in computing the consolidated federal income tax liability of the Group."

          5.  Section 1(a)(20) thereof is amended by
restating such section in its entirety to read as follows:

          "(20) The Owner Participant will be allowed current deductions for amortization of an amount equal to the Refinancing Transaction Expenses to the extent payable by the Owner Trustee pursuant to
     Section 15(a) of the Refinancing Agreement or
     Section 16(a) of the 1993 Refinancing Agreement, as the case may be, computed on a straight-line basis from the Purchase Date or the Refunding Date, as the case may be, to the end of the Basic Lease Term
     (the "Refinancing Amortization Deductions"); and the Owner Participant will be entitled to take the Refinancing Amortization Deductions into account in computing the consolidated federal income tax liability of the Group."

          This Amendment No. 2 may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute but one and the same instrument.

























          IN WITNESS WHEREOF, the Owner Participant and the
Lessee have caused this Amendment No. 2 to Tax
Indemnification Agreement to be duly authorized by their respective officers thereunto duly authorized as of the date set forth below.

                              OHIO EDISON COMPANY


                              By \s\ T.F. Struck, II
                                 ---------------------------
                              Dated: January 12, 1993



                              CHRYSLER CONSORTIUM CORPORATION


                              By \s\ R.G. Neptune
                                 ---------------------------
                              Dated: January 12, 1993







































                                                       I.D.1.


===========================================================


AMENDMENT NO. 3

dated as of September 30, 1994


to


CORRECTIVE

TAX INDEMNIFICATION AGREEMENT


dated as of September 15, 1987


between


CHRYSLER CONSORTIUM CORPORATION,
as Owner Participant


and


OHIO EDISON COMPANY,
as Lessee



===========================================================

Sale and Leaseback of an Undivided Interest in Beaver Valley Power Station Unit 2

===========================================================














          AMENDMENT NO. 3, dated as of September 30, 1994
("Amendment No. 3"), to the CORRECTIVE TAX INDEMNIFICATION
AGREEMENT, dated as of September 15, 1987, between CHRYSLER
CONSORTIUM CORPORATION, a Delaware corporation (the "Owner
Participant"), and OHIO EDISON COMPANY, an Ohio corporation
(the "Lessee") as amended by Amendment No. 1 thereto dated as of November 5, 1992 and as amended by Amendment No. 2 thereto dated as of January 12, 1993 (the "Tax
Indemnification Agreement"). Capitalized terms not otherwise defined herein shall have the meaning set forth in Appendix A to the Corrective Participation Agreement, dated as of September 15, 1987, among the Owner
Participant, the Original Loan Participants listed on
Schedule 1 thereto, BVPS Funding Corporation, The First
National Bank of Boston, Irving Trust Company and Ohio
Edison Company, as amended from time to time (the
"Participation Agreement"), Appendix A to the Refinancing
Agreement, dated as of October 30, 1992, among the Owner
Participant, BVPS Funding Corporation, BVPS II Funding
Corporation, The First National Bank of Boston, the Bank of
New York and Ohio Edison Company (the "Refinancing
Agreement") or Appendix A to the Refinancing Agreement dated as of January 1, 1993, among the Owner Participant, BVPS Funding Corporation, BVPS II Funding Corporation, The
First National Bank of Boston, the Bank of New York and
Ohio Edison Company (the "1993 Refinancing Agreement").


                   W I T N E S S E T H:
                   -------------------

          WHEREAS, the Owner Participant and the Lessee have executed the Participation Agreement pursuant to which the Owner Participant has caused the Owner Trustee to purchase the Undivided Interest from the Lessee;

          WHEREAS, the Owner Trustee has executed the Facility Lease pursuant to which the Owner Trustee has leased the Undivided Interest to the Lessee;

          WHEREAS, Section 3(d) of the Facility Lease provides for an adjustment to Basic Rent and the Schedules of Casualty Values, Specialty Casualty Values and Modified
Special Casualty Values in the event of a Tax Rate Change which results in the marginal federal income tax rate applicable to corporations ("Tax Rate") differing from the rate assumed in the Pricing Assumptions as in effect on the Closing Date;

          WHEREAS, section 11(b)(1) of the Code, as amended by the Omnibus Budget Reconciliation Act of 1993 (P.L. 103-
66), increases the Tax Rate assumed to be applicable to the Owner Participant in the Pricing Assumptions from 34% to
35%; and

          WHEREAS, the Lessor and Lessee have entered into Lease Amendment No. 4 amending Schedules 1 through 4 of the
Facility Lease to reflect the increase in the Tax Rate.

          WHEREAS, the Owner Participant and the Lessee have heretofore executed the Tax Indemnification Agreement providing for indemnification by the Lessee against the loss of certain tax benefits;

          WHEREAS, Section 7 of the Tax Indemnification
Agreement requires an adjustment to the Tax Assumptions to reflect adjustments to Basic Rent pursuant to Section 3(d) of the Facility Lease;


          NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

               1.   The Tax Indemnification Agreement is
hereby amended as follows:

                    (i)  by replacing the words
               "Transaction Documents or the Financing
               Documents or the Refinancing Documents" or the words "Transaction Documents, Financing
               Documents or the Refinancing Documents" with the words "Transaction Documents, the
               Financing Documents, the Refinancing
               Documents or the Tax Rate Adjustment
               Transaction Documents" throughout such Tax
               Indemnification Agreement, except in Section
               1(a)(13) thereof;

                    (ii)  by replacing the words
               "Transaction Documents and the Refinancing
               Documents" with the words "Transaction
               Documents, the Refinancing Documents and the Tax Rate Adjustment Transaction Documents" throughout such Tax Indemnification
               Agreement;

                    (iii)  by replacing the words
               "Transaction Documents and the Financing
               Documents and the Refinancing Documents" with the words "Transaction Documents, the Financing Documents, the Refinancing
               Documents and the Tax Rate Adjustment
               Transaction Documents" throughout such Tax
               Indemnification Agreement;


                    (iv)  by replacing the words "any
               Transaction Document or any Financing
               Document or any Refinancing Document" with the words "any Transaction Document or any Financing Document or any Refinancing
               Document or any Tax Rate Adjustment
               Transaction Document" throughout such Tax
               Indemnification Agreement;

                    (v)  by replacing the words "any of the
               Transaction Documents or any of the
               Financing Documents" with the words "any of the Transaction Documents or any of the Financing Documents or any of the Tax Rate
               Adjustment Transaction Documents" throughout such Tax Indemnification Agreement;

                    (vi) by replacing the words
               "Transaction Documents, the Financing
               Documents, the Refinancing Documents" with the words "Transaction Documents, the
               Financing Documents, the Refinancing
               Documents, the Tax Rate Adjustment
               Transaction Documents" throughout such Tax
               Indemnification Agreement; and

                    (vii) by replacing the words "the
               Facility Lease, the Refinancing Agreement or any Transaction Document" with the words
               "the Facility Lease, the Refinancing
               Agreement, any Transaction Document or any Tax Rate Adjustment Transaction Document" throughout such Tax Indemnification
               Agreement.

               2.   Section 1(a)(8) of the Tax
Indemnification Agreement is hereby amended in its entirety to read, as follows:

               The Owner Participant will be allowed
          current deductions for amortization of the following amounts (the "Amortization
          Deductions"):  (i) an amount equal to Transaction
          Expenses to the extent payable by the Owner
          Participant pursuant to Section 14 of the Participation Agreement computed on a straight-line basis over the Basic Lease Term and (ii) an amount equal to the Tax Rate Change Transaction
          Expenses payable on behalf of the Owner Trustee pursuant to Section 5(a) of Amendment No. 6 to the Participation Agreement dated the date hereof, computed on a straight-line basis over the period commencing on the Tax Rate Adjustment
          Date and ending on the last day of the Basic
          Lease Term; and the Owner Participant will be entitled to take the Amortization Deductions into account in computing the consolidated federal income tax liability of the Group.

               3.   Section 1(a)(13) of the Tax
Indemnification Agreement is hereby amended by
(i) replacing the words "the Transaction Documents or the Financing Documents or the Refinancing Documents" with the words "the documents dated the Tax Rate Adjustment Date delivered in connection with the tax rate adjustment (the
"Tax Rate Adjustment Transaction Documents"), the
Transaction Documents, the Financing Documents or the
Refinancing Documents", (ii) deleting the word "and" immediately before clause (h) and replacing it with "," and
(iii) adding the following after clause (h), and before the period:

               "and (i) Supplemental Rent in the amount of the Tax Rate Change Transaction Expenses payable under Section 5(a) of Amendment No. 6 to the
          Participation Agreement dated the date hereof".

               4.  Effective on and as of January 1, 1993,
Section 1(a)(14) of the Tax Indemnification Agreement is hereby amended in its entirety to read, as follows:

               "Without giving effect to any
          credits against tax, the Owner
          Participant's marginal federal rate of
          income tax is (i) 39.950685% for its
          taxable year ending December 31, 1987,
          (ii) 34% for each taxable year
          thereafter through December 31, 1992,
          and (iii) 35% for its taxable year
          ended December 31, 1993 and each
          taxable year thereafter, in each case
          without giving effect to any credits
          against tax, and such marginal and
          effective rates will be applicable to
          each item of income and deduction
          contemplated by this section 1(a)."

               5.  Sections 1(b)(10) and 2(b)(1) of the Tax
Indemnification Agreement are amended by replacing
"Sections 1(a)(13)(a)-(h)" with "Sections 1(a)(13)(a)-(i)"
in each place it appears.

               6.  Section 2(b)(1) of the Tax
Indemnification Agreement is amended by adding after "Lessee," as it appears in subsection (xiv) of said Section
2(b)(1), the following:

          "or (xv) any adjustment to Basic Rent or any schedule pursuant to Section 3(d) of the Facility
          Lease,"

               7.  Except as amended hereby, the Tax
Indemnification Agreement shall survive and continue in full force and effect.

               8.  This Amendment No. 3 may be executed in
any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart).
Each counterpart of this Amendment No. 3, including a signature page executed by each of the parties hereto shall be an original of this Amendment No. 3, but all of such counterparts together shall constitute one instrument.

               9.  This Amendment No. 3 shall in all
respects be governed by and construed in accordance with the laws of the State of New York.




































          IN WITNESS WHEREOF, the Owner Participant and the
Lessee have caused this Amendment No. 3 to the Tax
Indemnification Agreement to be duly executed as of the date set forth above by their respective officers thereunto duly authorized.


OHIO EDISON COMPANY


By \s\ T.F. Struck, II
  --------------------------
  Name:  T.F. Struck, II
        --------------------
  Title: Assistant Treasurer
        --------------------

CHRYSLER CONSORTIUM CORPORATION


By \s\Richard G. Neptune
  --------------------------
  Name:  Richard G. Neptune
        --------------------
  Title: Vice President
        --------------------